UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111

(Address of principal executive offices) (Zip code)

Richard J. Byrne

1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2011

Date of reporting period: 6/30/2011

Item 1.	Reports to Stockholders.

MML Series Investment Fund II
Semiannual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2011

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“The financial markets don’t always do what seems most logical. That’s why trying to predict market behavior can be so unwise. Maintaining a long-term outlook despite short-term market gyrations is not always easy, especially in this world of real-time, full-time access to investment information. With 2011 half over, now may be an appropriate time to consult with your financial professional and review your overall retirement investing strategy – particularly your risk tolerance, time horizon, and anticipated spending needs – to make sure you are giving yourself the best opportunity to reach your financial goals.”

June 30, 2011

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2011. Domestic stock markets advanced for the first half of the year, despite losing significant ground in May and June when fresh concerns surfaced about the sustainability of the U.S. economic recovery and Greece’s fiscal woes once again took center stage. On the economic front, unemployment levels began to moderate in the first quarter, but climbed to a level of 9.1% in the second. The housing market continued to suffer from persistent weakness, and new home prices hit their lowest levels since mid-2000. Furthermore, numerous problems, including debt concerns in Europe, continued unrest in the Middle East, and the earthquake-triggered tragedies in Japan, caused significant investor anxiety – which prompted commodity prices (particularly oil and gold) to rise steadily in the first quarter, only to pull back somewhat in the second. Against this backdrop, the U.S. dollar lost significant traction against most other major world currencies except the Japanese yen.

Key events that defined the period

During the first six months of 2011, the U.S. government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing discussion over where to cut spending – and whether or not to raise taxes. Key areas of debate included Medicare, Medicaid, the 2010 Affordable Care Act, Social Security, defense spending, and farm subsidies. In the investment markets, many pundits believed that the Federal Reserve’s (the “Fed”) November 2010 decision to engage in another round of quantitative easing – known as QE2 – was the main driver of the equity markets in late 2010 and early 2011. However, as the second quarter came to a close, so did QE2.

On the international stage, ongoing unrest in Egypt and Libya contributed to continued volatility in oil prices. Commodity prices (including oil) declined somewhat starting in June, however, and drivers got some relief toward the end of the month when President Obama announced the release of millions of barrels of oil from the U.S. Strategic Petroleum Reserve, which helped drive gasoline prices lower. In Japan, the one-two-three punch of an earthquake, tsunami, and nuclear accident resulted in widespread loss of life and property destruction, which had a devastating impact on the Japanese economy – and reverberating effects (although to a much lesser degree) on numerous economies throughout the world.

During the last week of June, Greece implemented a €78 billion (euro) package of austerity measures, which qualified the struggling country to receive the next portion of bailout funds from the European Union and avoid the euro area’s first member default. Investors breathed a sigh of relief, and equity markets surged.

Domestic stock indexes turned in positive returns for the six months ended June 30, 2011. The Dow Jones Industrial AverageSM, a measure of blue-chip domestic stock performance, advanced the most, with its 7.23% return. Similarly, the S&P 500® Index, an indicator of large-cap stock performance, gained 6.02%, while the technology-focused NASDAQ Composite® Index returned 4.55%. The Russell 2000® Index, which tracks the progress of small-cap stocks, gained 6.21% for the six months. Finally, the MSCI® EAFE® Index, an indicator of foreign developed-market stocks, posted a 4.98% return. Fixed-income investments made a bit of progress during the period, but mainly trailed stocks, as the Barclays Capital U.S. Aggregate Bond Index advanced 2.72%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Continued)

Unemployment, housing, and gross domestic product

One of the most challenging economic issues of the past few years has been the high rate of unemployment in the U.S. Some reasons for optimism with respect to this key economic measure emerged during the six months, but problems remained. For example, in March, American companies added 216,000 jobs, more than the 190,000 that had been projected by a number of leading economists. Nevertheless, in June, it was reported that the U.S. unemployment rate had risen to 9.1% after the creation of only 54,000 jobs in May. The market had been expecting an easing of the unemployment rate to 8.9% and the creation of 160,000 jobs. Initial claims for unemployment benefits by U.S. workers remained above 400,000 throughout the month – a weekly figure below 400,000 is generally seen as an indicator that the economy is adding more jobs than it is losing.

Despite the challenges, there were some reasons for optimism as June came to a close. Indeed, the Fed kept its commitment to low interest rates for an extended period of time following its late June meeting, and Fed Chairman Ben Bernanke announced the end of QE2. Additionally, the release of first quarter 2011 gross domestic product (“GDP”) figures showed the economy still growing, although at a slower pace than during the fourth quarter of 2010.

Keeping it in perspective

Unsettling news on the economy, the end of QE2, and more problems from the euro zone present a challenging backdrop for stock prices. Yet, the S&P 500 Index closed the second quarter above 1,320, down less than 4% from its recent highs. The financial markets don’t always do what seems most logical. That’s why trying to predict market behavior can be so unwise. Maintaining a long-term outlook despite short-term market gyrations is not always easy, especially in this world of real-time, full-time access to investment information. With 2011 half over, now may be an appropriate time to consult with your financial professional and review your overall retirement investing strategy – particularly your risk tolerance, time horizon, and anticipated spending needs – to make sure you are giving yourself the best opportunity to reach your financial goals.

Thank you for your continued confidence in MassMutual. Our goal is to help you weather the short-term uncertainties in the financial markets today – so you can help yourself achieve a more secure financial future.

Sincerely,

Richard J. Byrne

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Portfolio Summaries

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Blend Fund Largest Holdings (% of Net Assets) on 6/30/11 (Unaudited)

Federal National Mortgage Association TBA Pool #1127 3.500% 7/01/40	3.0%
Exxon Mobil Corp.	2.3%
Federal National Mortgage Association TBA Pool #28654 5.000% 8/01/36	2.1%
Federal Home Loan Mortgage Corp. TBA Pool #7718 4.500% 4/01/39	1.9%
Federal National Mortgage Association TBA Pool #6447 4.000% 11/01/39	1.8%
Apple, Inc.	1.7%
Federal National Mortgage Association TBA Pool #6990 4.000% 4/01/24	1.6%
iShares Barclays Aggregate Bond Fund	1.5%
Chevron Corp.	1.5%
General Electric Co.	1.4%

18.8%

MML Blend Fund Largest Holdings (% of Net Assets) on 6/30/11 (Unaudited)

Equities	61.3%
Bonds & Notes	37.5%
Mutual Funds	1.5%

Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%

Net Assets	100.0%

3

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 74% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 26% of the Fund’s portfolio, as of June 30, 2011.

MML Equity Fund Largest Holdings (% of Net Assets) on 6/30/11 (Unaudited)

Chevron Corp.	4.2%
JP Morgan Chase & Co.	2.8%
MetLife, Inc.	2.6%
Wells Fargo & Co.	2.5%
Humana, Inc.	2.3%
Exxon Mobil Corp.	2.2%
Comcast Corp. Class A	2.1%
State Street Corp.	2.1%
Medtronic, Inc.	2.1%
The Coca-Cola Co.	2.0%

24.9%

MML Equity Fund Sector Table (% of Net Assets) on 6/30/11 (Unaudited)

Financial	22.2%
Consumer, Non-cyclical	20.5%
Energy	11.6%
Communications	9.2%
Industrial	8.4%
Consumer, Cyclical	7.7%
Utilities	7.2%
Technology	5.1%
Basic Materials	4.0%

Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%

Net Assets	100.0%

4

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Managed Bond Fund Quality Structure (% of Net Assets) on 6/30/11 (Unaudited)

U.S. Government, Aaa/AAA	52.5%
Aa/AA	6.5%
A/A	10.9%
Baa/BBB	20.6%
Ba/BB	6.3%
B and Below	0.6%

Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%

Net Assets	100.0%

5

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Money Market Fund Asset Allocation (% of Net Assets) on 6/30/2011 (Unaudited)

Commercial Paper	81.7%
U.S. Treasury Bills	7.6%
Discount Notes	5.7%
U.S. Government Obligation	1.3%
Corporate Debt	1.1%

Total Short-Term Investments	97.4%
Other Assets and Liabilities	2.6%

Net Assets	100.0%

6

MML Blend Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Number of Shares	Value
EQUITIES — 61.3%

COMMON STOCK — 61.3%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	22,822	$285,275
Omnicom Group, Inc.	10,447	503,127

		788,402

Aerospace & Defense — 1.3%
The Boeing Co.	5,572	411,938
General Dynamics Corp.	15,322	1,141,796
Goodrich Corp.	2,367	226,049
L-3 Communications Holdings, Inc.	4,620	404,019
Lockheed Martin Corp.	15,755	1,275,682
Northrop Grumman Corp.	17,918	1,242,613
Raytheon Co.	5,059	252,191
Rockwell Collins, Inc.	2,268	139,913
United Technologies Corp.	30,010	2,656,185

		7,750,386

Agriculture — 1.5%
Altria Group, Inc.	63,359	1,673,311
Archer-Daniels-Midland Co.	4,392	132,419
Lorillard, Inc.	9,864	1,073,893
Philip Morris International, Inc.	83,636	5,584,376
Reynolds American, Inc.	11,134	412,515

		8,876,514

Airlines — 0.1%
Southwest Airlines Co.	27,883	318,424

Apparel — 0.2%
Nike, Inc. Class B	9,411	846,802
VF Corp.	2,150	233,404

		1,080,206

Auto Manufacturers — 0.5%
Ford Motor Co. (a)	172,913	2,384,470
Paccar, Inc.	7,422	379,190

		2,763,660

Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co. (a)	24,951	418,428
Johnson Controls, Inc.	572	23,830

		442,258

Banks — 2.3%
Bank of America Corp.	105,598	1,157,354
Bank of New York Mellon Corp.	29,807	763,655
BB&T Corp.	18,466	495,627
Capital One Financial Corp.	23,642	1,221,582
Comerica, Inc.	2,721	94,065
Fifth Third Bancorp	27,521	350,893
First Horizon National Corp.	6,692	63,842
Huntington Bancshares, Inc.	57,300	375,888

	Number of Shares	Value
KeyCorp	34,064	$283,753
M&T Bank Corp.	3,865	339,927
Marshall & Ilsley Corp.	3,109	24,779
Northern Trust Corp.	4,059	186,552
PNC Financial Services Group, Inc.	25,018	1,491,323
Regions Financial Corp.	8,015	49,693
State Street Corp.	11,576	521,962
SunTrust Banks, Inc.	2,311	59,624
U.S. Bancorp	58,802	1,500,039
Wells Fargo & Co.	175,216	4,916,561
Zions Bancorp	1,141	27,395

		13,924,514

Beverages — 1.6%
Brown-Forman Corp. Class B	1,804	134,741
The Coca-Cola Co.	55,915	3,762,520
Coca-Cola Enterprises, Inc.	29,478	860,168
Constellation Brands, Inc. Class A (a)	33,212	691,474
Dr. Pepper Snapple Group, Inc.	18,704	784,259
Molson Coors Brewing Co. Class B	4,833	216,228
PepsiCo, Inc.	47,160	3,321,479

		9,770,869

Biotechnology — 0.4%
Amgen, Inc. (a)	32,431	1,892,349
Biogen Idec, Inc. (a)	4,022	430,032
Celgene Corp. (a)	198	11,943
Life Technologies Corp. (a)	2,111	109,920

		2,444,244

Building Materials — 0.0%
Masco Corp.	10,825	130,225

Chemicals — 1.1%
Air Products & Chemicals, Inc.	6,195	592,118
Airgas, Inc.	372	26,055
CF Industries Holdings, Inc.	6,778	960,239
The Dow Chemical Co.	38,773	1,395,828
E.I. du Pont de Nemours & Co.	24,560	1,327,468
Eastman Chemical Co.	3,135	319,990
Ecolab, Inc.	122	6,878
FMC Corp.	600	51,612
International Flavors & Fragrances, Inc.	960	61,670
Monsanto Co.	16,694	1,210,983
PPG Industries, Inc.	5,319	482,912
Praxair, Inc.	116	12,573
The Sherwin-Williams Co.	733	61,477
Sigma-Aldrich Corp.	1,546	113,446

		6,623,249

Coal — 0.1%
Alpha Natural Resources, Inc. (a)	7,960	361,702
CONSOL Energy, Inc.	4,681	226,935

The accompanying notes are an integral part of the financial statements.

7

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Peabody Energy Corp.	76	$4,477

		593,114

Commercial Services — 1.2%
Apollo Group, Inc. Class A (a)	23,454	1,024,471
Automatic Data Processing, Inc.	16,209	853,890
DeVry, Inc.	1,755	103,773
Donnelley (R.R.) & Sons Co.	5,623	110,267
Equifax, Inc.	2,442	84,786
H&R Block, Inc.	41,363	663,463
Iron Mountain, Inc.	3,256	110,997
MasterCard, Inc. Class A	2,966	893,774
McKesson Corp.	11,635	973,268
Monster Worldwide, Inc. (a)	7,000	102,620
Moody’s Corp.	9,230	353,970
Paychex, Inc.	10,964	336,814
Quanta Services, Inc. (a)	113	2,283
Robert Half International, Inc.	1,826	49,357
SAIC, Inc. (a)	10,078	169,512
Total System Services, Inc.	3,107	57,728
Visa, Inc. Class A	9,748	821,366
Western Union Co.	36,688	734,861

		7,447,200

Computers — 4.0%
Apple, Inc. (a)	30,511	10,241,627
Cognizant Technology Solutions Corp. Class A (a)	1,478	108,397
Computer Sciences Corp.	12,426	471,691
Dell, Inc. (a)	70,431	1,174,085
EMC Corp. (a)	29,224	805,121
Hewlett-Packard Co.	53,174	1,935,534
International Business Machines Corp.	42,850	7,350,917
Lexmark International, Inc. Class A (a)	8,369	244,877
NetApp, Inc. (a)	10,898	575,196
SanDisk Corp. (a)	19,003	788,625
Teradata Corp. (a)	2,686	161,697
Western Digital Corp. (a)	8,952	325,674

		24,183,441

Cosmetics & Personal Care — 0.8%
Avon Products, Inc.	9,092	254,576
Colgate-Palmolive Co.	4,268	373,066
The Estee Lauder Cos., Inc. Class A	1,385	145,688
The Procter & Gamble Co.	63,629	4,044,895

		4,818,225

Distribution & Wholesale — 0.1%
Fastenal Co.	2,082	74,931
Genuine Parts Co.	3,934	214,010
W.W. Grainger, Inc.	1,472	226,173

		515,114

	Number of Shares	Value
Diversified Financial — 3.1%
American Express Co.	29,249	$1,512,173
Ameriprise Financial, Inc.	11,636	671,164
BlackRock, Inc.	2,900	556,249
The Charles Schwab Corp.	22,712	373,612
Citigroup, Inc.	48,551	2,021,664
CME Group, Inc.	921	268,554
Discover Financial Services	39,983	1,069,545
E*TRADE Financial Corp. (a)	2,061	28,442
Federated Investors, Inc. Class B	1,460	34,806
Franklin Resources, Inc.	3,329	437,064
The Goldman Sachs Group, Inc.	13,940	1,855,275
IntercontinentalExchange, Inc. (a)	776	96,775
Invesco Ltd.	15,412	360,641
Janus Capital Group, Inc.	27,400	258,656
JP Morgan Chase & Co.	170,422	6,977,077
Legg Mason, Inc.	4,826	158,100
Morgan Stanley	30,497	701,736
The NASDAQ OMX Group, Inc. (a)	17,645	446,419
NYSE Euronext	9,132	312,954
SLM Corp.	20,091	337,730
T. Rowe Price Group, Inc.	5,906	356,368

		18,835,004

Electric — 1.9%
The AES Corp. (a)	16,787	213,866
Ameren Corp.	6,860	197,842
American Electric Power Co., Inc.	29,385	1,107,227
CenterPoint Energy, Inc.	13,131	254,085
CMS Energy Corp.	34,103	671,488
Consolidated Edison, Inc.	12,282	653,894
Constellation Energy Group, Inc.	1,489	56,522
Dominion Resources, Inc.	8,816	425,548
DTE Energy Co.	2,460	123,049
Duke Energy Corp.	34,568	650,916
Edison International	10,326	400,133
Entergy Corp.	7,798	532,447
Exelon Corp.	33,066	1,416,548
FirstEnergy Corp.	11,780	520,087
Integrys Energy Group, Inc.	2,954	153,135
NextEra Energy, Inc.	11,930	685,498
Northeast Utilities	4,612	162,204
NRG Energy, Inc. (a)	7,000	172,060
Pepco Holdings, Inc.	7,343	144,143
PG&E Corp.	3,016	126,763
Pinnacle West Capital Corp.	2,996	133,562
PPL Corp.	16,118	448,564
Progress Energy, Inc.	2,333	112,007
Public Service Enterprise Group, Inc.	28,224	921,231
SCANA Corp.	747	29,409
The Southern Co.	15,322	618,702
TECO Energy, Inc.	1,795	33,908
Wisconsin Energy Corp.	9,782	306,666

The accompanying notes are an integral part of the financial statements.

8

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xcel Energy, Inc.	6,672	$162,130

		11,433,634

Electrical Components & Equipment — 0.1%
Emerson Electric Co.	6,869	386,381
Molex, Inc.	10,994	283,316

		669,697

Electronics — 0.4%
Agilent Technologies, Inc. (a)	10,663	544,986
Amphenol Corp. Class A	2,332	125,905
FLIR Systems, Inc.	52	1,753
Jabil Circuit, Inc.	21,847	441,309
PerkinElmer, Inc.	26,420	710,962
Waters Corp. (a)	2,450	234,563

		2,059,478

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	500	66,135

Engineering & Construction — 0.2%
Fluor Corp.	12,909	834,696
Jacobs Engineering Group, Inc. (a)	3,420	147,915

		982,611

Entertainment — 0.0%
International Game Technology	5,591	98,290

Environmental Controls — 0.2%
Republic Services, Inc.	12,437	383,681
Stericycle, Inc. (a)	797	71,029
Waste Management, Inc.	16,173	602,768

		1,057,478

Foods — 1.0%
Campbell Soup Co.	10,924	377,424
ConAgra Foods, Inc.	14,574	376,155
Dean Foods Co. (a)	47,199	579,132
General Mills, Inc.	13,062	486,168
H.J. Heinz Co.	7,761	413,506
The Hershey Co.	5,647	321,032
Hormel Foods Corp.	5,766	171,885
The J.M. Smucker Co.	645	49,304
Kellogg Co.	4,028	222,829
Kraft Foods, Inc. Class A	675	23,780
The Kroger Co.	32,929	816,639
McCormick & Co., Inc.	1,161	57,551
Safeway, Inc.	28,500	666,045
Sara Lee Corp.	27,077	514,192
SUPERVALU, Inc.	45,024	423,676
Sysco Corp.	334	10,414
Tyson Foods, Inc. Class A	7,501	145,669
Whole Foods Market, Inc.	3,125	198,281

		5,853,682

	Number of Shares	Value
Forest Products & Paper — 0.2%
International Paper Co.	16,987	$506,552
MeadWestvaco Corp.	15,187	505,879
Plum Creek Timber Co., Inc.	2,763	112,012
Weyerhaeuser Co.	13,326	291,307

		1,415,750

Gas — 0.1%
Nicor, Inc.	433	23,702
NiSource, Inc.	7,513	152,138
Sempra Energy	6,661	352,234

		528,074

Hand & Machine Tools — 0.1%
Snap-on, Inc.	71	4,436
Stanley Black & Decker, Inc.	7,429	535,259

		539,695

Health Care – Products — 1.9%
Baxter International, Inc.	17,361	1,036,278
Becton, Dickinson & Co.	7,806	672,643
Boston Scientific Corp. (a)	604	4,174
C.R. Bard, Inc.	2,782	305,631
CareFusion Corp. (a)	6,890	187,201
Covidien PLC	17,900	952,817
Intuitive Surgical, Inc. (a)	26	9,675
Johnson & Johnson	88,052	5,857,219
Medtronic, Inc.	17,048	656,859
St. Jude Medical, Inc.	5,691	271,347
Stryker Corp.	10,850	636,786
Varian Medical Systems, Inc. (a)	1,997	139,830
Zimmer Holdings, Inc. (a)	8,215	519,188

		11,249,648

Health Care – Services — 1.1%
Aetna, Inc.	17,620	776,866
CIGNA Corp.	13,392	688,751
Coventry Health Care, Inc. (a)	4,577	166,923
DaVita, Inc. (a)	2,465	213,494
Humana, Inc.	7,894	635,783
Laboratory Corporation of America Holdings (a)	1,742	168,608
Quest Diagnostics, Inc.	3,009	177,832
Tenet Healthcare Corp. (a)	15,197	94,829
Thermo Fisher Scientific, Inc. (a)	7,591	488,784
UnitedHealth Group, Inc.	29,464	1,519,753
WellPoint, Inc.	17,156	1,351,378

		6,283,001

Holding Company – Diversified — 0.1%
Leucadia National Corp.	11,137	379,772

Home Builders — 0.0%
D.R. Horton, Inc.	2,847	32,798
Lennar Corp. Class A	1,700	30,855

The accompanying notes are an integral part of the financial statements.

9

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pulte Group, Inc. (a)	2,573	$19,709

		83,362

Home Furnishing — 0.1%
Harman International Industries, Inc.	2,269	103,398
Whirlpool Corp.	2,613	212,489

		315,887

Household Products — 0.1%
Avery Dennison Corp.	1,215	46,935
The Clorox Co.	2,343	158,012
Fortune Brands, Inc.	1,263	80,542
Kimberly-Clark Corp.	3,355	223,309

		508,798

Housewares — 0.0%
Newell Rubbermaid, Inc.	8,538	134,730

Insurance — 2.5%
ACE Ltd.	12,400	816,168
Aflac, Inc.	17,172	801,589
The Allstate Corp.	12,635	385,747
American International Group, Inc. (a)	16,346	479,265
Aon Corp.	7,535	386,546
Assurant, Inc.	17,896	649,088
Berkshire Hathaway, Inc. Class B (a)	40,696	3,149,463
The Chubb Corp.	12,620	790,138
Cincinnati Financial Corp.	8,619	251,502
Genworth Financial, Inc. Class A (a)	9,629	98,986
The Hartford Financial Services Group, Inc.	26,152	689,628
Lincoln National Corp.	24,951	710,854
Loews Corp.	9,583	403,349
Marsh & McLennan Cos., Inc.	9,013	281,116
MetLife, Inc.	32,990	1,447,271
Principal Financial Group, Inc.	9,129	277,704
The Progressive Corp.	17,514	374,449
Prudential Financial, Inc.	19,427	1,235,363
Torchmark Corp.	4,837	310,245
The Travelers Cos., Inc.	18,197	1,062,341
Unum Group	14,931	380,442
XL Group PLC	4,788	105,240

		15,086,494

Internet — 1.4%
Akamai Technologies, Inc. (a)	3,026	95,228
Amazon.com, Inc. (a)	976	199,582
eBay, Inc. (a)	41,777	1,348,144
Expedia, Inc.	17,335	502,542
F5 Networks, Inc. (a)	800	88,200
Google, Inc. Class A (a)	7,412	3,753,288
Netflix, Inc. (a)	627	164,707
Priceline.com, Inc. (a)	1,898	971,643
Symantec Corp. (a)	38,855	766,221
VeriSign, Inc.	8,491	284,109

	Number of Shares	Value
Yahoo!, Inc. (a)	19,929	$299,732

		8,473,396

Iron & Steel — 0.2%
AK Steel Holding Corp.	3,485	54,923
Allegheny Technologies, Inc.	445	28,244
Cliffs Natural Resources, Inc.	9,646	891,773
Nucor Corp.	6,256	257,872
United States Steel Corp.	342	15,746

		1,248,558

Leisure Time — 0.1%
Carnival Corp.	6,864	258,292
Harley-Davidson, Inc.	7,702	315,551

		573,843

Lodging — 0.2%
Marriott International, Inc. Class A	269	9,547
Starwood Hotels & Resorts Worldwide, Inc.	2,015	112,920
Wyndham Worldwide Corp.	5,609	188,743
Wynn Resorts Ltd.	5,598	803,537

		1,114,747

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	19,955	2,124,409
Ingersoll-Rand PLC	4,400	199,804
Joy Global, Inc.	3,400	323,816

		2,648,029

Machinery – Diversified — 0.3%
Cummins, Inc.	4,465	462,083
Deere & Co.	5,150	424,618
Eaton Corp.	9,038	465,005
Flowserve Corp.	480	52,747
Rockwell Automation, Inc.	1,633	141,679
Roper Industries, Inc.	5,363	446,738

		1,992,870

Manufacturing — 2.8%
3M Co.	16,622	1,576,597
Danaher Corp.	16,656	882,601
Dover Corp.	5,773	391,409
General Electric Co.	460,186	8,679,108
Honeywell International, Inc.	29,182	1,738,955
Illinois Tool Works, Inc.	13,155	743,126
ITT Corp.	6,155	362,714
Leggett & Platt, Inc.	3,786	92,303
Pall Corp.	2,461	138,382
Parker Hannifin Corp.	9,448	847,864
Textron, Inc.	7,972	188,219
Tyco International Ltd.	19,600	968,828

		16,610,106

The accompanying notes are an integral part of the financial statements.

10

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 2.0%
Cablevision Systems Corp. Class A	7,500	$271,575
CBS Corp. Class B	29,457	839,230
Comcast Corp. Class A	95,612	2,422,808
DIRECTV Class A (a)	30,028	1,526,023
Discovery Communications, Inc. Series A (a)	5,700	233,472
Gannett Co., Inc.	19,912	285,140
The McGraw-Hill Cos., Inc.	9,248	387,584
News Corp. Class A	61,967	1,096,816
Scripps Networks Interactive Class A	1,572	76,839
Time Warner Cable, Inc.	11,826	922,901
Time Warner, Inc.	25,315	920,707
Viacom, Inc. Class B	22,910	1,168,410
The Walt Disney Co.	35,112	1,370,772
The Washington Post Co. Class B	1,617	677,442

		12,199,719

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	2,276	374,743

Mining — 0.6%
Alcoa, Inc.	36,426	577,716
Freeport-McMoRan Copper & Gold, Inc.	45,164	2,389,176
Newmont Mining Corp.	11,070	597,448
Titanium Metals Corp.	2,163	39,626
Vulcan Materials Co.	1,665	64,152

		3,668,118

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	16,989	390,577
Xerox Corp.	32,645	339,834

		730,411

Oil & Gas — 6.7%
Anadarko Petroleum Corp.	11,138	854,953
Apache Corp.	12,091	1,491,909
Cabot Oil & Gas Corp.	87	5,769
Chesapeake Energy Corp.	15,990	474,743
Chevron Corp.	85,708	8,814,211
ConocoPhillips	48,139	3,619,571
Denbury Resources, Inc. (a)	374	7,480
Devon Energy Corp.	11,347	894,257
Diamond Offshore Drilling, Inc.	8,878	625,100
EOG Resources, Inc.	54	5,646
EQT Corp.	1,397	73,371
Exxon Mobil Corp.	167,737	13,650,437
Helmerich & Payne, Inc.	3,800	251,256
Hess Corp.	9,932	742,516
Marathon Oil Corp.	38,827	2,045,406
Murphy Oil Corp.	10,211	670,454
Nabors Industries Ltd. (a)	7,765	191,330
Newfield Exploration Co. (a)	3,700	251,674
Noble Corp.	6,100	240,401

	Number of Shares	Value
Noble Energy, Inc.	3,248	$291,118
Occidental Petroleum Corp.	24,705	2,570,308
Pioneer Natural Resources Co.	1,381	123,696
QEP Resources, Inc.	89	3,723
Range Resources Corp.	99	5,495
Rowan Companies, Inc. (a)	4,399	170,725
Southwestern Energy Co. (a)	1,000	42,880
Sunoco, Inc.	2,976	124,129
Tesoro Corp. (a)	36,887	845,081
Valero Energy Corp.	35,300	902,621

		39,990,260

Oil & Gas Services — 0.9%
Baker Hughes, Inc.	12,331	894,737
Cameron International Corp. (a)	106	5,331
FMC Technologies, Inc. (a)	640	28,666
Halliburton Co.	36,767	1,875,117
National Oilwell Varco, Inc.	19,394	1,516,805
Schlumberger Ltd.	14,064	1,215,129

		5,535,785

Packaging & Containers — 0.2%
Ball Corp.	6,302	242,375
Bemis Co., Inc.	9,596	324,153
Owens-IIlinois, Inc. (a)	3,216	83,005
Sealed Air Corp.	25,653	610,285

		1,259,818

Pharmaceuticals — 3.8%
Abbott Laboratories	47,122	2,479,560
Allergan, Inc.	2,265	188,561
AmerisourceBergen Corp.	14,907	617,150
Bristol-Myers Squibb Co.	62,667	1,814,836
Cardinal Health, Inc.	9,578	435,033
Cephalon, Inc. (a)	6,564	524,464
DENTSPLY International, Inc.	1,456	55,444
Eli Lilly & Co.	42,314	1,588,044
Express Scripts, Inc. (a)	10,386	560,636
Forest Laboratories, Inc. (a)	9,316	366,491
Gilead Sciences, Inc. (a)	24,035	995,289
Hospira, Inc. (a)	217	12,295
Mead Johnson Nutrition Co.	6,512	439,886
Medco Health Solutions, Inc. (a)	12,213	690,279
Merck & Co., Inc.	106,983	3,775,430
Mylan, Inc. (a)	4,747	117,109
Patterson Cos., Inc.	4,086	134,389
Pfizer, Inc.	365,392	7,527,075
Watson Pharmaceuticals, Inc. (a)	5,556	381,864

		22,703,835

Pipelines — 0.3%
El Paso Corp.	18,290	369,458
ONEOK, Inc.	800	59,208
Spectra Energy Corp.	17,164	470,465

The accompanying notes are an integral part of the financial statements.

11

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Williams Cos., Inc.	24,648	$745,602

		1,644,733

Real Estate — 0.0%
CB Richard Ellis Group, Inc. Class A (a)	7,087	177,955

Real Estate Investment Trusts (REITS) — 0.6%
Apartment Investment & Management Co. Class A	2,885	73,654
AvalonBay Communities, Inc.	891	114,405
Boston Properties, Inc.	1,733	183,975
Equity Residential	2,456	147,360
HCP, Inc.	5,135	188,403
Health Care REIT, Inc.	3,772	197,766
Host Hotels & Resorts, Inc.	8,037	136,227
Kimco Realty Corp.	7,667	142,913
ProLogis, Inc.	4,638	166,226
Public Storage	3,933	448,401
Simon Property Group, Inc.	8,175	950,180
Ventas, Inc.	1,325	69,841
Vornado Realty Trust	5,073	472,702

		3,292,053

Retail — 3.5%
Abercrombie & Fitch Co. Class A	2,234	149,499
AutoNation, Inc. (a)	2,699	98,810
AutoZone, Inc. (a)	2,236	659,285
Bed Bath & Beyond, Inc. (a)	10,064	587,436
Best Buy Co., Inc.	8,992	282,439
Big Lots, Inc. (a)	2,304	76,378
CarMax, Inc. (a)	5,600	185,192
Coach, Inc.	4,855	310,380
Costco Wholesale Corp.	10,076	818,574
CVS Caremark Corp.	44,864	1,685,989
Darden Restaurants, Inc.	3,254	161,919
Family Dollar Stores, Inc.	3,235	170,032
GameStop Corp. Class A (a)	34,651	924,142
The Gap, Inc.	21,190	383,539
The Home Depot, Inc.	42,907	1,554,092
J.C. Penney Co., Inc.	17,629	608,906
Kohl’s Corp.	9,030	451,590
Limited Brands, Inc.	12,950	497,927
Lowe’s Cos., Inc.	18,795	438,111
Macy’s, Inc.	25,451	744,187
McDonald’s Corp.	9,030	761,410
Nordstrom, Inc.	4,208	197,524
O’Reilly Automotive, Inc. (a)	2,073	135,802
Polo Ralph Lauren Corp.	550	72,935
RadioShack Corp.	56,648	753,985
Ross Stores, Inc.	1,896	151,908
Sears Holdings Corp. (a)	654	46,722
Staples, Inc.	16,865	266,467
Starbucks Corp.	577	22,786

	Number of Shares	Value
Target Corp.	22,686	$1,064,200
Tiffany & Co.	202	15,861
The TJX Cos., Inc.	10,353	543,843
Urban Outfitters, Inc. (a)	1,500	42,225
Wal-Mart Stores, Inc.	66,822	3,550,921
Walgreen Co.	44,957	1,908,874
Yum! Brands, Inc. (a)	10,135	559,857

		20,883,747

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	7,930	64,947
People’s United Financial, Inc.	5,451	73,261

		138,208

Semiconductors — 1.8%
Advanced Micro Devices, Inc. (a)	2,957	20,670
Altera Corp.	11,386	527,741
Analog Devices, Inc.	12,454	487,450
Applied Materials, Inc.	48,539	631,492
Broadcom Corp. Class A (a)	64	2,153
Intel Corp.	213,923	4,740,534
KLA-Tencor Corp.	11,889	481,267
Linear Technology Corp.	7,605	251,117
LSI Corp. (a)	18,528	131,919
MEMC Electronic Materials, Inc. (a)	2,087	17,802
Microchip Technology, Inc.	7,121	269,957
Micron Technology, Inc. (a)	49,917	373,379
National Semiconductor Corp.	1,412	34,749
Novellus Systems, Inc. (a)	18,254	659,700
NVIDIA Corp. (a)	41,526	661,717
Teradyne, Inc. (a)	55,850	826,580
Texas Instruments, Inc.	19,574	642,614
Xilinx, Inc.	6,556	239,097

		10,999,938

Software — 2.4%
Adobe Systems, Inc. (a)	15,040	473,008
Autodesk, Inc. (a)	6,337	244,608
BMC Software, Inc. (a)	5,612	306,977
CA, Inc.	25,073	572,667
Cerner Corp. (a)	1,400	85,554
Citrix Systems, Inc. (a)	6,677	534,160
Compuware Corp. (a)	3,507	34,228
Dun & Bradstreet Corp.	4,096	309,412
Electronic Arts, Inc. (a)	1,837	43,353
Fidelity National Information Services, Inc.	8,500	261,715
Fiserv, Inc. (a)	3,938	246,637
Intuit, Inc. (a)	9,650	500,449
Microsoft Corp.	243,495	6,330,870
Oracle Corp.	134,257	4,418,398
Red Hat, Inc. (a)	3,021	138,664
Salesforce.com, Inc. (a)	561	83,578

		14,584,278

The accompanying notes are an integral part of the financial statements.

12

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications — 3.3%
American Tower Corp. Class A (a)	189	$9,890
AT&T, Inc.	187,609	5,892,799
CenturyLink, Inc.	12,428	502,464
Cisco Systems, Inc.	205,642	3,210,072
Corning, Inc.	55,767	1,012,171
Frontier Communications Corp.	5,256	42,416
Harris Corp.	4,270	192,406
JDS Uniphase Corp. (a)	7,623	126,999
Juniper Networks, Inc. (a)	4,189	131,954
MetroPCS Communications, Inc. (a)	4,874	83,882
Motorola Mobility Holdings, Inc. (a)	6,220	137,089
Motorola Solutions, Inc. (a)	14,637	673,887
Qualcomm, Inc.	52,400	2,975,796
Sprint Nextel Corp. (a)	71,573	385,778
Tellabs, Inc.	4,904	22,607
Verizon Communications, Inc.	117,855	4,387,742
Windstream Corp.	12,256	158,838

		19,946,790

Textiles — 0.0%
Cintas Corp.	278	9,182

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	1,361	59,789
Mattel, Inc.	5,490	150,920

		210,709

Transportation — 1.1%
C.H. Robinson Worldwide, Inc.	1,920	151,373
CSX Corp.	52,707	1,381,978
Expeditors International of Washington, Inc.	2,026	103,711
FedEx Corp.	4,180	396,473
Norfolk Southern Corp.	12,813	960,078
Ryder System, Inc.	1,538	87,435
Union Pacific Corp.	10,646	1,111,442
United Parcel Service, Inc. Class B	31,030	2,263,018

		6,455,508

TOTAL COMMON STOCK (Cost $246,270,437)		367,518,604

TOTAL EQUITIES (Cost $246,270,437)		367,518,604

	Principal Amount
BONDS & NOTES — 37.5%

CORPORATE DEBT — 14.2%
Advertising — 0.1%
WPP Finance 8.000% 9/15/14	$430,000	504,407

	Principal Amount	Value
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	$255,000	$289,793
Goodrich Corp. 6.125% 3/01/19	110,000	125,865
L-3 Communications Corp. 4.750% 7/15/20	25,000	24,750
L-3 Communications Corp. 6.375% 10/15/15	480,000	493,200
Lockheed Martin Corp. 5.500% 11/15/39	40,000	40,060
United Technologies Corp. 6.125% 7/15/38	80,000	90,184

		1,063,852

Agriculture — 0.0%
Philip Morris International, Inc. 6.375% 5/16/38	35,000	39,649

Banks — 1.1%
Associated Banc-Corp 5.125% 3/28/16	350,000	365,216
Bank of America Corp. 2.100% 4/30/12	500,000	507,838
Bank of America Corp. 3.625% 3/17/16	325,000	325,936
Bank of America Corp. 4.500% 4/01/15	175,000	182,962
Bank of America Corp. Series L 5.650% 5/01/18	320,000	337,386
Barclays Bank PLC 5.200% 7/10/14	100,000	108,177
Barclays Bank PLC 6.750% 5/22/19	240,000	269,412
Capital One Financial Corp. 7.375% 5/23/14	170,000	194,112
Credit Suisse AG 5.400% 1/14/20	365,000	369,518
Credit Suisse New York 5.500% 5/01/14	125,000	137,293
Deutsche Bank AG 3.250% 1/11/16	425,000	430,045
First Horizon National Corp. 5.375% 12/15/15	325,000	345,773
HSBC Holdings PLC 6.500% 9/15/37	325,000	335,411
ICICI Bank Ltd 4.750% 11/25/16	225,000	224,492
ICICI Bank Ltd. (b) 5.500% 3/25/15	340,000	357,046
PNC Funding Corp. 4.375% 8/11/20	430,000	435,041
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	265,000	275,803

The accompanying notes are an integral part of the financial statements.

13

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
UBS AG 5.750% 4/25/18	$275,000	$298,149
Wachovia Bank NA 6.600% 1/15/38	50,000	54,812
Wachovia Corp. 5.300% 10/15/11	325,000	329,312
Wachovia Corp. 5.750% 6/15/17	345,000	383,592
Wells Fargo & Co. 3.625% 4/15/15	170,000	177,718

		6,445,044

Beverages — 0.1%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	300,000	333,326
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	25,000	28,411

		361,737

Building Materials — 0.2%
CRH America, Inc. 8.125% 7/15/18	45,000	53,367
Lafarge SA (b) 5.850% 7/09/15	550,000	588,031
Masco Corp. 4.800% 6/15/15	560,000	556,426
Masco Corp. 7.125% 8/15/13	200,000	214,550
Masco Corp. 7.125% 3/15/20	45,000	46,064
Owens Corning, Inc. 9.000% 6/15/19	55,000	65,692

		1,524,130

Chemicals — 0.4%
Airgas, Inc. 4.500% 9/15/14	250,000	267,686
Ashland, Inc. 9.125% 6/01/17	40,000	45,000
Braskem Finance Ltd. (b) 5.750% 4/15/21	225,000	226,418
Cytec Industries, Inc. 8.950% 7/01/17	75,000	93,512
The Dow Chemical Co. 7.600% 5/15/14	35,000	40,587
The Dow Chemical Co. 8.550% 5/15/19	65,000	83,814
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	34,619
Incitiec Pivot Ltd (b) 4.000% 12/07/15	300,000	306,370
Lyondell Chemical Co. (b) 8.000% 11/01/17	120,000	133,500

	Principal Amount	Value
Nova Chemicals Corp. FRN 3.542% 11/15/13	$1,000,000	$992,500
Valspar Corp. 7.250% 6/15/19	125,000	146,027

		2,370,033

Coal — 0.0%
Consol Energy, Inc. 8.250% 4/01/20	35,000	38,150

Commercial Services — 0.1%
Brambles USA, Inc. (b) 3.950% 4/01/15	250,000	257,878
Deluxe Corp. 7.375% 6/01/15	95,000	97,613
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	240,000	243,000
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	83,549

		682,040

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625% 1/15/18	40,000	42,200
Brocade Communications Systems, Inc. 6.875% 1/15/20	20,000	21,550
HP Enterprise Services LLC Series B 6.000% 8/01/13	310,000	340,343
International Business Machines Corp. 5.600% 11/30/39	140,000	147,846

		551,939

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	45,000	49,838

Diversified Financial — 2.4%
American Express Co. 6.150% 8/28/17	230,000	262,100
American Express Co. 7.250% 5/20/14	120,000	137,243
American Express Co. 8.125% 5/20/19	135,000	171,151
American General Finance Corp. 6.500% 9/15/17	225,000	201,656
The Bear Stearns Cos., Inc. 7.250% 2/01/18	550,000	653,120
BlackRock, Inc. 5.000% 12/10/19	90,000	95,667
BlackRock, Inc. 6.250% 9/15/17	225,000	260,288
Boeing Capital Corp. Ltd. 6.500% 2/15/12	440,000	456,321
Citigroup, Inc. 4.750% 5/19/15	10,000	10,576

The accompanying notes are an integral part of the financial statements.

14

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 5.375% 8/09/20	$245,000	$255,673
Citigroup, Inc. 5.500% 10/15/14	185,000	201,184
Citigroup, Inc. 5.500% 2/15/17	500,000	525,856
Citigroup, Inc. 6.375% 8/12/14	370,000	409,118
Citigroup, Inc. 8.125% 7/15/39	155,000	193,962
Citigroup, Inc. 8.500% 5/22/19	145,000	179,750
Eaton Vance Corp. 6.500% 10/02/17	85,000	98,150
Ford Motor Credit Co. LLC 8.700% 10/01/14	130,000	145,534
General Electric Capital Corp. 2.800% 1/08/13	300,000	307,617
General Electric Capital Corp. 3.500% 8/13/12	375,000	386,324
General Electric Capital Corp. 4.625% 1/07/21	225,000	226,324
General Electric Capital Corp. 5.300% 2/11/21	325,000	338,176
General Electric Capital Corp. 5.375% 10/20/16	475,000	523,250
General Electric Capital Corp. 5.900% 5/13/14	300,000	333,273
General Electric Capital Corp. 6.000% 8/07/19	145,000	160,553
General Electric Capital Corp. 6.875% 1/10/39	260,000	294,324
The Goldman Sachs Group, Inc. 3.625% 2/07/16	120,000	121,303
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	827,499
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	232,345
The Goldman Sachs Group, Inc. 5.625% 1/15/17	780,000	825,738
The Goldman Sachs Group, Inc. 6.250% 2/01/41	125,000	126,021
HSBC Finance Corp. 6.375% 10/15/11	965,000	980,289
Janus Capital Group, Inc. 6.700% 6/15/17	255,000	279,545
JP Morgan Chase & Co. 3.450% 3/01/16	80,000	81,491
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	51,648
Lazard Group LLC 6.850% 6/15/17	360,000	397,023

	Principal Amount	Value
Lazard Group LLC 7.125% 5/15/15	$430,000	$483,842
Merrill Lynch & Co., Inc. 5.450% 2/05/13	950,000	1,007,752
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	105,311
Morgan Stanley 3.800% 4/29/16	150,000	148,258
Morgan Stanley 4.200% 11/20/14	675,000	700,995
Morgan Stanley 5.450% 1/09/17	265,000	280,244
Morgan Stanley 5.625% 9/23/19	235,000	241,145
SLM Corp. 5.000% 10/01/13	230,000	239,200
SLM Corp. 6.250% 1/25/16	100,000	103,750
TD Ameritrade Holding Corp. 4.150% 12/01/14	90,000	95,297

		14,155,886

Electric — 0.8%
Allegheny Energy Supply Co. LLC (b) 8.250% 4/15/12	275,000	289,914
Ameren Corp. 8.875% 5/15/14	345,000	399,691
CMS Energy Corp. 2.750% 5/15/14	40,000	40,036
CMS Energy Corp. 5.050% 2/15/18	400,000	411,079
CMS Energy Corp. 6.250% 2/01/20	45,000	47,886
CMS Energy Corp. 6.300% 2/01/12	3,000	3,079
IPALCO Enterprises, Inc. (b) 5.000% 5/01/18	100,000	97,685
Kansas Gas & Electric Co. 5.647% 3/29/21	258,068	275,008
MidAmerican Energy Holdings Co. 5.950% 5/15/37	330,000	347,094
Mirant Mid-Atlantic LLC Series 2001 Class A 8.625% 6/30/12	70,076	71,302
Monongahela Power 6.700% 6/15/14	400,000	439,705
Nevada Power Co. Series L 5.875% 1/15/15	450,000	504,055
Nevada Power Co. Series N 6.650% 4/01/36	135,000	155,857
NRG Energy, Inc. 8.500% 6/15/19	175,000	181,125

The accompanying notes are an integral part of the financial statements.

15

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oncor Electric Delivery Co. 6.800% 9/01/18	$15,000	$17,530
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	49,758
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	123,253
PPL Energy Supply LLC 6.300% 7/15/13	350,000	381,216
Tenaska Oklahoma (b) 6.528% 12/30/14	251,209	253,708
Tri-State Generation & Transmission Association Series 2003 Class A (b) 6.040% 1/31/18	263,397	287,010
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	171,327
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	256,069

		4,803,387

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	515,100

Electronics — 0.1%
Amphenol Corp. 4.750% 11/15/14	100,000	108,955
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	235,270

		344,225

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	125,000	128,387
Peninsula Gaming LLC 8.375% 8/15/15	280,000	294,000

		422,387

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	140,000	140,600
Republic Services, Inc. 5.000% 3/01/20	245,000	258,938
Republic Services, Inc. 5.250% 11/15/21	125,000	132,071

		531,609

Foods — 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	195,000	223,117
Kraft Foods, Inc. 4.125% 2/09/16	280,000	299,403
Kraft Foods, Inc. 6.500% 2/09/40	90,000	99,970
The Kroger Co. 7.500% 1/15/14	150,000	171,453

	Principal Amount	Value
Ralcorp Holdings, Inc. 4.950% 8/15/20	$150,000	$152,090
Ralcorp Holdings, Inc. 6.625% 8/15/39	275,000	280,499

		1,226,532

Forest Products & Paper — 0.2%
International Paper Co. 7.300% 11/15/39	110,000	119,668
International Paper Co. 9.375% 5/15/19	70,000	89,391
The Mead Corp. 7.550% 3/01/47	260,000	259,450
Rock-Tenn Co. 5.625% 3/15/13	105,000	108,413
Rock-Tenn Co. 8.200% 8/15/11	390,000	393,412
Rock-Tenn Co. 9.250% 3/15/16	100,000	108,000
Verso Paper Holdings LLC 11.500% 7/01/14	31,000	33,015

		1,111,349

Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	400,000	403,303

Hand & Machine Tools — 0.1%
Kennametal, Inc. 7.200% 6/15/12	310,000	326,951

Health Care – Products — 0.2%
Beckman Coulter, Inc. 6.000% 6/01/15	185,000	210,228
Beckman Coulter, Inc. 7.000% 6/01/19	150,000	177,021
Boston Scientific Corp. 4.500% 1/15/15	680,000	716,974
Boston Scientific Corp. 6.000% 1/15/20	170,000	184,034
Johnson & Johnson 5.850% 7/15/38	40,000	44,085

		1,332,342

Health Care – Services — 0.1%
Apria Healthcare Group, Inc. 11.250% 11/01/14	80,000	82,800
CIGNA Corp. 5.125% 6/15/20	100,000	105,627
HCA, Inc. 9.250% 11/15/16	50,000	53,062
Roche Holdings, Inc. (b) 6.000% 3/01/19	60,000	69,130
WellPoint, Inc. 4.350% 8/15/20	275,000	277,691

		588,310

The accompanying notes are an integral part of the financial statements.

16

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Holding Company – Diversified — 0.2%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	$220,000	$234,937
Leucadia National Corp. 7.750% 8/15/13	1,150,000	1,239,125

		1,474,062

Home Builders — 0.0%
Toll Brothers Finance Corp. 4.950% 3/15/14	30,000	31,271

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	90,000	104,877

Household Products — 0.0%
Church & Dwight Co., Inc. 3.350% 12/15/15	150,000	154,257

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	165,000	184,578

Insurance — 0.6%
Aflac, Inc. 8.500% 5/15/19	110,000	134,530
The Allstate Corp. 5.550% 5/09/35	150,000	145,195
The Allstate Corp. 7.450% 5/16/19	35,000	41,648
American International Group, Inc. 3.650% 1/15/14	55,000	56,050
Berkshire Hathaway, Inc. 3.200% 2/11/15	505,000	526,338
CNA Financial Corp. 7.350% 11/15/19	180,000	205,189
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	290,000	298,948
Lincoln National Corp. 4.300% 6/15/15	100,000	105,303
Lincoln National Corp. 6.300% 10/09/37	220,000	228,378
Lincoln National Corp. 7.000% 6/15/40	105,000	118,403
Lincoln National Corp. 8.750% 7/01/19	250,000	315,474
MetLife, Inc. Series A 6.817% 8/15/18	45,000	52,688
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	152,643
Prudential Financial, Inc. 3.875% 1/14/15	210,000	219,193
Prudential Financial, Inc. 4.500% 11/15/20	125,000	124,164

	Principal Amount	Value
Prudential Financial, Inc. 4.750% 9/17/15	$375,000	$403,453
Prudential Financial, Inc. 6.200% 11/15/40	75,000	76,644
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	133,736

		3,337,977

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	300,000	335,250

Investment Companies — 0.0%
Xstrata Finance Canada (b) 5.800% 11/15/16	195,000	218,379

Iron & Steel — 0.5%
AK Steel Corp. 7.625% 5/15/20	135,000	138,375
Allegheny Technologies, Inc. 5.950% 1/15/21	150,000	159,662
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	228,071
ArcelorMittal 3.750% 8/05/15	250,000	255,630
ArcelorMittal 5.250% 8/05/20	285,000	281,789
ArcelorMittal 9.000% 2/15/15	555,000	662,443
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	268,875
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	253,483
Steel Dynamics, Inc. 7.375% 11/01/12	695,000	733,225

		2,981,553

Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	255,174
Marriott International, Inc. 5.810% 11/10/15	70,000	77,191
Marriott International, Inc. 6.200% 6/15/16	775,000	870,971
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	33,000	34,980
Wyndham Worldwide Corp. 6.000% 12/01/16	45,000	47,789
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	50,000	54,313

		1,340,418

The accompanying notes are an integral part of the financial statements.

17

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Diversified — 0.1%
Roper Industries, Inc. 6.625% 8/15/13	$420,000	$465,355

Manufacturing — 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	213,305
ITT Corp. 4.900% 5/01/14	200,000	218,177
ITT Corp. 6.125% 5/01/19	200,000	234,697
Tyco Electronics Group SA 6.000% 10/01/12	225,000	238,578
Tyco Electronics Group SA 6.550% 10/01/17	200,000	235,650

		1,140,407

Media — 0.6%
CBS Corp. 7.875% 7/30/30	210,000	250,621
Comcast Corp. 6.400% 5/15/38	175,000	186,728
NBC Universal, Inc. (b) 5.150% 4/30/20	225,000	237,578
NBC Universal, Inc. (b) 6.400% 4/30/40	20,000	21,495
News America, Inc. 6.900% 8/15/39	100,000	110,122
Scholastic Corp. 5.000% 4/15/13	320,000	327,600
Thomson Corp. 5.700% 10/01/14	650,000	727,800
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	120,330
Time Warner Cable, Inc. 7.500% 4/01/14	270,000	311,055
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	56,124
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	82,824
Time Warner, Inc. 4.700% 1/15/21	125,000	126,647
Time Warner, Inc. 6.100% 7/15/40	150,000	152,483
Time Warner, Inc. 6.250% 3/29/41	375,000	389,541
Viacom, Inc. 6.250% 4/30/16	195,000	224,282

		3,325,230

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	125,000	138,214

	Principal Amount	Value
Mining — 0.2%
Alcoa, Inc. 5.400% 4/15/21	$175,000	$175,541
Alcoa, Inc. 6.150% 8/15/20	140,000	148,314
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	337,885
Teck Resources Ltd. 7.000% 9/15/12	325,000	345,643
Teck Resources Ltd. 10.750% 5/15/19	50,000	63,188
Vale Overseas Ltd. 6.250% 1/23/17	305,000	345,030
Vale Overseas Ltd. 6.875% 11/10/39	80,000	86,942

		1,502,543

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	150,000	159,711
Xerox Corp. 5.500% 5/15/12	225,000	233,936
Xerox Corp. 5.625% 12/15/19	10,000	10,953

		404,600

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	400,000	416,188
Steelcase, Inc. 6.500% 8/15/11	455,000	457,538

		873,726

Oil & Gas — 0.7%
Anadarko Petroleum Corp. 6.375% 9/15/17	485,000	555,972
ConocoPhillips 6.500% 2/01/39	110,000	128,496
Motiva Enterprises LLC (b) 5.750% 1/15/20	215,000	238,378
Motiva Enterprises LLC (b) 6.850% 1/15/40	170,000	196,089
Nexen, Inc. 7.500% 7/30/39	25,000	27,964
Noble Holding International Ltd. 7.375% 3/15/14	450,000	512,930
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	38,800
PetroBakken Energy Ltd., Convertible (b) (c) 3.125% 2/08/16	300,000	283,500
Petrobras International Finance Co. 3.875% 1/27/16	215,000	218,938
Petrobras International Finance Co. 5.375% 1/27/21	240,000	246,434

The accompanying notes are an integral part of the financial statements.

18

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petrobras International Finance Co. 6.750% 1/27/41	$100,000	$106,711
Petroleos Mexicanos 5.500% 1/21/21	285,000	298,823
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	253,400
Rowan Cos., Inc. 5.000% 9/01/17	160,000	171,189
Shell International Finance BV 5.500% 3/25/40	75,000	78,456
Talisman Energy, Inc. 7.750% 6/01/19	205,000	249,830
Tesoro Corp. 6.500% 6/01/17	215,000	219,300
Valero Energy Corp. 4.500% 2/01/15	235,000	250,864
Valero Energy Corp. 6.125% 2/01/20	200,000	219,787

		4,295,861

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	193,689
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	250,000	247,500
Hornbeck Offshore Services, Inc., Convertible 1.625% 11/15/26	171,000	162,878

		604,067

Packaging & Containers — 0.1%
Ball Corp. 7.125% 9/01/16	240,000	261,600
Packaging Corporation of America 5.750% 8/01/13	185,000	197,649
Sealed Air Corp. (b) 5.625% 7/15/13	200,000	210,223

		669,472

Pharmaceuticals — 0.2%
Abbott Laboratories 5.600% 11/30/17	125,000	144,863
Eli Lilly & Co. 5.950% 11/15/37	40,000	43,553
Express Scripts, Inc. 6.250% 6/15/14	650,000	731,980
McKesson Corp. 4.750% 3/01/21	150,000	155,651
McKesson Corp. 6.000% 3/01/41	125,000	133,524
Merck & Co., Inc. 5.850% 6/30/39	45,000	49,294
Mylan, Inc. (b) 7.625% 7/15/17	45,000	49,050

	Principal Amount	Value
Pfizer, Inc. 7.200% 3/15/39	$165,000	$207,153

		1,515,068

Pipelines — 0.9%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	192,874
CenterPoint Energy Resources Corp. (b) 4.500% 1/15/21	100,000	100,708
CenterPoint Energy Resources Corp. (b) 5.850% 1/15/41	100,000	101,855
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	200,000	203,616
DCP Midstream LLC (b) 9.750% 3/15/19	20,000	26,140
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	125,000	129,967
Enogex LLC (b) 6.875% 7/15/14	590,000	650,421
Enterprise Products Operating LP 3.200% 2/01/16	100,000	101,583
Enterprise Products Operating LP 5.950% 2/01/41	275,000	273,127
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	162,534
Kern River Funding Corp. (b) 4.893% 4/30/18	431,063	473,617
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	146,604
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	125,070
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	10,861
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	155,625
NGPL PipeCo LLC (b) 6.514% 12/15/12	475,000	499,507
ONEOK Partners LP 3.250% 2/01/16	100,000	101,714
ONEOK Partners LP 6.125% 2/01/41	250,000	254,671
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	350,000	375,585
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	225,000	252,278
Southern Natural Gas Co. (b) 5.900% 4/01/17	250,000	284,163
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	201,885
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	134,898
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	350,000	377,866

The accompanying notes are an integral part of the financial statements.

19

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Williams Partners LP 5.250% 3/15/20	$365,000	$384,273

		5,721,442

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	175,000	175,113
Brookfield Asset Management, Inc. 7.125% 6/15/12	125,000	131,698

		306,811

Real Estate Investment Trusts (REITS) — 0.2%
Boston Properties LP 4.125% 5/15/21	140,000	133,721
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	202,762
Developers Diversified Realty Corp. 4.750% 4/15/18	60,000	59,145
Senior Housing Properties Trust 8.625% 1/15/12	100,000	103,294
Simon Property Group LP 4.200% 2/01/15	50,000	53,190
Simon Property Group LP 4.375% 3/01/21	415,000	408,464
Simon Property Group LP 5.650% 2/01/20	150,000	162,060

		1,122,636

Retail — 0.3%
CVS Caremark Corp. 6.125% 9/15/39	175,000	179,410
The Gap, Inc. 5.950% 4/12/21	305,000	293,016
Home Depot, Inc. 5.950% 4/01/41	150,000	154,474
J.C. Penney Co., Inc. 5.650% 6/01/20	75,000	74,250
J.C. Penney Corp., Inc. 7.950% 4/01/17	115,000	129,519
Lowe’s Cos., Inc. 5.600% 9/15/12	250,000	264,916
McDonald’s Corp. 6.300% 10/15/37	100,000	116,146
Nordstrom, Inc. 6.750% 6/01/14	95,000	108,717
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	150,727
Wal-Mart Stores, Inc. 5.625% 4/01/40	370,000	381,553

		1,852,728

Savings & Loans — 0.1%
Glencore Funding LLC (b) 6.000% 4/15/14	500,000	543,883

	Principal Amount	Value
Washington Mutual Bank (d) 5.650% 8/15/14	$775,000	$969

		544,852

Semiconductors — 0.1%
Applied Materials, Inc. 4.300% 6/15/21	275,000	275,917
Applied Materials, Inc. 5.850% 6/15/41	250,000	253,570

		529,487

Software — 0.1%
CA, Inc. 5.375% 12/01/19	90,000	95,916
Microsoft Corp. 3.000% 10/01/20	350,000	332,075

		427,991

Storage & Warehousing — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	510,000	535,500

Telecommunications — 1.1%
America Movil SAB de CV 5.000% 3/30/20	130,000	135,616
America Movil SAB de CV 6.125% 3/30/40	135,000	141,106
American Tower Corp. 4.500% 1/15/18	475,000	474,779
American Tower Corp. 5.050% 9/01/20	475,000	467,862
AT&T, Inc. 6.500% 9/01/37	300,000	325,967
British Telecom PLC STEP 9.875% 12/15/30	55,000	75,555
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	450,000	511,641
CenturyLink, Inc. 5.500% 4/01/13	215,000	226,089
CenturyLink, Inc. 6.150% 9/15/19	140,000	140,807
CenturyLink, Inc. 7.600% 9/15/39	45,000	43,285
Cisco Systems, Inc. 5.500% 1/15/40	55,000	55,086
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	60,000	79,188
Embarq Corp. 7.082% 6/01/16	110,000	122,278
Juniper Networks, Inc. 4.600% 3/15/21	100,000	102,287

The accompanying notes are an integral part of the financial statements.

20

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Juniper Networks, Inc. 5.950% 3/15/41	$175,000	$180,214
Rogers Communications, Inc. 5.500% 3/15/14	200,000	220,241
Rogers Communications, Inc. 6.375% 3/01/14	350,000	392,548
Rogers Communications, Inc. 6.800% 8/15/18	20,000	23,599
Rogers Communications, Inc. 7.500% 8/15/38	30,000	36,409
Telecom Italia Capital 6.000% 9/30/34	45,000	38,190
Telecom Italia Capital 6.175% 6/18/14	340,000	365,867
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	303,457
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	126,897
Telstra Corp. Ltd. (b) 4.800% 10/12/21	280,000	280,927
Verizon Communications, Inc. 8.750% 11/01/18	300,000	390,331
Verizon Global Funding Corp. 7.750% 12/01/30	150,000	187,463
Virgin Media Secured Finance PLC 6.500% 1/15/18	475,000	520,719
Windstream Corp. 7.750% 10/01/21	555,000	579,975
Windstream Corp. 7.875% 11/01/17	285,000	302,456

		6,850,839

Textiles — 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	400,000	412,000

Transportation — 0.2%
Asciano Finance (b) 5.000% 4/07/18	175,000	179,635
Bristow Group, Inc. 7.500% 9/15/17	155,000	162,362
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	215,325
Canadian National Railway Co. 5.850% 11/15/17	140,000	163,226
Canadian National Railway Co. 6.375% 11/15/37	190,000	220,040
CSX Corp. 7.250% 5/01/27	50,000	59,534
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	98,534
Ryder System, Inc. 5.000% 6/15/12	100,000	103,833

	Principal Amount	Value
Union Pacific Corp. 4.000% 2/01/21	$125,000	$126,497

		1,328,986

Trucking & Leasing — 0.1%
GATX Corp. 3.500% 7/15/16	250,000	256,176
GATX Corp. 4.750% 5/15/15	85,000	90,182
GATX Corp. 8.750% 5/15/14	480,000	558,188

		904,546

TOTAL CORPORATE DEBT (Cost $80,452,089)		85,027,183

MUNICIPAL OBLIGATIONS — 0.4%
Access Group, Inc., Delaware VRN 0.744% 9/01/37	225,000	204,750
Colorado Bridge Enterprise BAB 6.078% 12/01/40	500,000	538,395
North Texas Tollway Authority BAB 6.718% 1/01/49	620,000	675,533
State of California 5.950% 4/01/16	175,000	194,670
State of California BAB 7.550% 4/01/39	120,000	137,323
State of Illinois 5.365% 3/01/17	575,000	594,332
Tennessee Valley Authority 5.250% 9/15/39	155,000	164,054

		2,509,057

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,361,040)		2,509,057

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%
Automobile ABS — 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (b) 0.466% 7/20/12	600,000	590,033
Chesapeake Funding LLC, Series 2009-1, Class A FRN (b) 2.187% 12/15/20	259,175	260,784
First Investors Auto Owner Trust, Series 2011-1, Class A2 (b) 1.470% 3/16/15	240,231	240,416
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (b) 1.470% 10/18/12	215,204	215,591

		1,306,824

The accompanying notes are an integral part of the financial statements.

21

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 2.4%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.930% 2/10/51	$775,000	$841,312
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	650,000	691,189
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	350,000	372,975
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	618,608	624,636
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	227,383
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	600,000	605,985
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	350,000	379,565
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	525,000	570,339
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.942% 9/11/38	400,000	409,583
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	341,671	343,773
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 6.008% 12/10/49	575,000	630,934
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	450,000	471,513
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.413% 2/15/41	785,000	557,858
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 3.386% 7/10/44	225,000	225,497
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 3.645% 3/10/44	450,000	461,955

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (b) 3.341% 7/15/46	$100,000	$100,113
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (b) 4.801% 7/15/46	125,000	120,199
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.388% 5/15/41	750,000	802,250
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	725,000	782,746
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	500,000	531,568
Morgan Stanley Capital I, Series 2011-C2, Class A2 (b) 3.476% 6/15/44	300,000	300,972
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	250,000	250,155
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	892,701	927,619
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.456% 1/11/43	400,000	454,821
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.979% 8/15/39	200,000	209,428
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	785,751
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.052% 2/15/51	1,135,181	1,158,383
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	96,291	96,723
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 3.240% 3/15/44	175,000	176,082
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	206,266

		14,317,573

The accompanying notes are an integral part of the financial statements.

22

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 1.1%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.456% 8/25/35	$236,740	$221,600
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.556% 11/25/34	247,126	228,860
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.546% 7/25/35	230,910	210,451
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.626% 6/25/35	300,000	271,096
Bear Stearns Asset Backed Securities Trust, Series 2005-3, Class A1 FRN 0.636% 9/25/35	224,717	210,763
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 0.546% 9/25/35	336,672	305,547
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 FRN 0.566% 11/25/35	99,523	95,819
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.286% 5/25/36	77,766	76,211
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.296% 7/25/36	131,342	127,388
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.596% 12/25/33	122,023	109,690
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.416% 9/25/34	172,486	161,258
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.566% 1/25/36	190,371	185,476
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.676% 12/25/35	225,000	215,003
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M1 FRN 0.586% 3/25/35	59,347	58,156
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.426% 1/25/36	197,491	185,869
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.616% 4/25/35	192,165	172,047
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.296% 7/25/37	245,918	238,054

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.356% 8/25/36	$197,217	$171,271
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.366% 7/25/36	346,765	317,188
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.466% 8/25/45	118,586	112,794
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.656% 8/25/35	185,000	154,623
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.686% 2/25/35	285,388	274,414
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.716% 2/25/35	290,000	235,039
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 (b) 0.921% 6/28/35	225,000	208,385
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.951% 6/28/35	220,000	150,955
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.636% 3/25/35	215,000	166,944
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.566% 8/25/35	345,665	315,418
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.686% 3/25/35	250,000	219,354
Park Place Securities, Inc., Series 2004-WHQ2, Class M2 FRN 0.816% 2/25/35	200,000	175,177
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.376% 3/25/36	272,701	252,494
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.436% 1/25/36	176,019	162,183
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.526% 3/25/36	269,478	245,423
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.546% 8/25/35	138,619	126,740
Wells Fargo Home Equity Trust, Series 2006-1, Class A3 FRN 0.336% 5/25/36	211,422	204,822

The accompanying notes are an integral part of the financial statements.

23

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.586% 8/25/35	$250,000	$200,599

		6,767,111

Other ABS — 0.4%
Cajun Global LLC, Series 2011-1A, Class A2 5.955% 2/20/41	248,011	255,142
CLI Funding LLC, Series 2011-1A (b) 4.500% 3/18/26	244,719	245,152
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.440% 6/02/17	250,000	247,662
Newport Waves CDO (Acquired 3/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN (b) (e) 0.847% 6/20/14	950,000	706,990
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) (f) 0.010% 7/15/21	200,000	200,000
Triton Container Finance LLC, Series 2006-1A FRN (b) 0.360% 11/26/21	541,667	511,198

		2,166,144

Student Loans ABS — 0.7%
Access Group, Inc., Series 2004-1, Class A4 FRN 0.899% 12/27/32	75,000	66,000
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.256% 3/28/17	306,315	304,277
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.686% 1/25/47	350,000	299,250
Education Funding Capital Trust, Series 2003-2, Class A4 FRN 1.686% 3/15/32	150,000	149,016
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.000% 12/15/32	275,000	271,821
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 1.686% 3/25/42	300,000	270,750
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.226% 1/27/25	213,369	212,172
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.226% 6/25/25	280,247	278,124
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.336% 2/25/26	75,066	74,939

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.386% 9/25/25	$213,337	$212,422
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.986% 4/25/46	211,577	212,928
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.353% 1/28/47	200,000	124,000
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.837% 3/15/38	206,150	173,880
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.675% 12/15/16	600,000	599,812
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.675% 12/15/16	200,000	199,937
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.685% 1/27/42	500,000	493,250
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 1.690% 9/15/28	100,000	96,500
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.350% 12/17/46	375,000	300,000

		4,339,078

WL Collateral CMO — 0.6%
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 2.774% 2/25/34	39,312	34,638
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.298% 9/25/33	21,171	16,406
Gracechurch Mortgage Financing PLC, Series 2007-1A, Class 3A1 FRN (b) 0.340% 11/20/56	391,190	388,346
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.825% 8/25/34	41,281	37,338
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.376% 1/19/38	483,598	319,378
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.546% 7/25/35	74,864	69,086
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.296% 5/25/37	458,757	220,372

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.700% 8/25/34	$112,822	$81,109
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.466% 6/25/36	219,586	211,685
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.436% 8/25/36	157,183	120,932
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.669% 7/25/33	8,293	7,620
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.208% 2/25/34	16,982	15,841
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	962	871
Morgan Stanley Reremic Trust, Series 2011-IO, Class A 2.500% 2/23/51	555,000	553,352
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 3.000% 1/17/13	945,137	946,026
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.366% 6/25/46	896,145	341,320
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.702% 3/25/34	72,023	61,238
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.678% 4/25/44	193,173	149,634

		3,575,192

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.436% 11/25/37	309,941	289,608
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.750% 6/25/32	72,893	56,800

		346,408

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $33,625,631)		32,818,330

SOVEREIGN DEBT OBLIGATIONS — 0.2%
Colombia Government International Bond 7.375% 3/18/19	175,000	218,137

	Principal Amount	Value
Peruvian Government International Bond 6.550% 3/14/37	$95,000	$105,973
Poland Government International Bond 6.375% 7/15/19	230,000	262,775
Province of Quebec Canada 7.500% 9/15/29	90,000	120,326
Republic of Brazil International Bond 5.625% 1/07/41	305,000	313,387
United Mexican States 5.125% 1/15/20	200,000	216,000
United Mexican States 6.750% 9/27/34	160,000	186,000

		1,422,598

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,365,894)		1,422,598

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 13.2%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	314,740	361,781

Pass-Through Securities — 13.1%
Federal Home Loan Mortgage Corp. Pool #E85346 6.000% 9/01/16	31,911	34,705
Pool #E85389 6.000% 9/01/16	23,836	25,924
Pool #E85542 6.000% 10/01/16	34,201	37,196
Pool #G11431 6.000% 2/01/18	41,596	45,238
Pool #E85089 6.500% 8/01/16	114,064	124,038
Pool #E85301 6.500% 9/01/16	44,706	49,068
Pool #C55867 7.500% 2/01/30	174,166	198,702
Pool #C01079 7.500% 10/01/30	26,497	30,396
Pool #C01135 7.500% 2/01/31	92,238	105,790
Pool #C00470 8.000% 8/01/26	42,951	49,229
Pool #G00924 8.000% 3/01/28	57,255	65,585
Pool #554904 9.000% 3/01/17	404	457
Federal Home Loan Mortgage Corp. TBA
Pool #2961 4.000% 11/01/39 (f)	2,200,000	2,197,937

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #7718 4.500% 4/01/39 (f)	$11,270,000	$11,642,439
Federal National Mortgage Association Pool #725692 2.440% 10/01/33	204,017	213,052
Pool #888586 2.697% 10/01/34	381,146	399,067
Pool #586036 6.000% 5/01/16	3,561	3,886
Pool #587994 6.000% 6/01/16	47,856	52,223
Pool #564594 7.000% 1/01/31	31,144	35,377
Pool #572844 7.000% 4/01/31	108,448	123,490
Pool #253795 7.000% 5/01/31	220,130	250,542
Pool #499386 7.500% 9/01/29	4,337	4,928
Pool #510375 7.500% 9/01/29	2,834	3,227
Pool #511380 7.500% 9/01/29	3,335	3,798
Pool #515935 7.500% 9/01/29	9,128	10,359
Pool #504345 7.500% 11/01/29	4,642	5,288
Pool #521006 7.500% 12/01/29	1,971	2,244
Pool #522769 7.500% 12/01/29	187	213
Pool #252981 7.500% 1/01/30	22,863	26,177
Pool #524874 7.500% 2/01/30	1,215	1,354
Pool #531196 7.500% 2/01/30	2,077	2,381
Pool #524317 7.500% 3/01/30	8,217	9,396
Pool #530299 7.500% 3/01/30	1,999	2,288
Pool #530520 7.500% 3/01/30	14,930	17,092
Pool #253183 7.500% 4/01/30	10,157	11,632
Pool #531574 7.500% 4/01/30	21,261	24,388
Pool #537797 7.500% 4/01/30	8,335	9,556
Pool #253265 7.500% 5/01/30	14,422	16,513
Pool #529690 8.000% 2/01/30	7,211	8,276

	Principal Amount	Value
Pool #536999 8.000% 3/01/30	$432	$495
Pool #502394 8.000% 4/01/30	743	846
Pool #526380 8.000% 5/01/30	10,061	11,565
Pool #536949 8.000% 5/01/30	3,262	3,752
Pool #535351 8.000% 6/01/30	8,759	10,063
Pool #253481 8.000% 10/01/30	8,271	9,508
Pool #190317 8.000% 8/01/31	3,023	3,472
Pool #596656 8.000% 8/01/31	2,260	2,561
Pool #602008 8.000% 8/01/31	8,837	10,162
Federal National Mortgage Association TBA Pool #1127 3.500% 7/01/40 (f)	18,800,000	17,981,907
Pool #6990 4.000% 4/01/24 (f)	9,315,000	9,699,971
Pool #6447 4.000% 11/01/39 (f)	11,011,000	11,011,000
Pool #11606 4.500% 3/01/21 (f)	5,235,000	5,549,918
Pool #15801 4.500% 3/01/39 (f)	5,074,000	5,249,608
Pool #28654 5.000% 8/01/36 (f)	11,695,000	12,424,111
Government National Mortgage Association Pool #343751 7.000% 4/15/23	1,008	1,148
Pool #349496 7.000% 5/15/23	3,686	4,198
Pool #359587 7.000% 6/15/23	1,219	1,376
Pool #337539 7.000% 7/15/23	2,141	2,434
Pool #363066 7.000% 8/15/23	28,441	32,279
Pool #354674 7.000% 10/15/23	20,947	23,780
Pool #362651 7.000% 10/15/23	40,008	45,419
Pool #368814 7.000% 10/15/23	11,171	12,713
Pool #352021 7.000% 11/15/23	15,034	17,117

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #371967 7.000% 11/15/23	$1,668	$1,900
Pool #591581 7.000% 8/15/32	16,862	19,388
Pool #307818 7.250% 6/20/21	82,501	92,876
Pool #326248 7.250% 3/20/22	30,175	34,341
Pool #326261 7.250% 4/20/22	46,894	53,209
Pool #326278 7.250% 5/20/22	101,092	115,219
Pool #203811 7.500% 4/15/17	479	493
Pool #205884 7.500% 5/15/17	37,311	41,282
Pool #213760 7.500% 6/15/17	17,969	19,833
New Valley Generation IV 4.687% 1/15/22	279,049	299,672

		78,631,067

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $79,168,611)		78,992,848

U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bonds & Notes — 4.0%
U.S. Treasury Bond 4.375% 5/15/40	3,705,000	3,703,176
U.S. Treasury Bond 5.375% 2/15/31	1,300,000	1,523,447
U.S. Treasury Note 1.250% 4/15/14	8,235,000	8,351,770
U.S. Treasury Note 1.375% 2/15/12	1,300,000	1,310,080
U.S. Treasury Note 1.875% 9/30/17	840,000	821,461
U.S. Treasury Note 2.500% 3/31/13	465,000	482,020
U.S. Treasury Note 2.625% 8/15/20	1,575,000	1,524,735
U.S. Treasury Note (g) 3.000% 9/30/16	6,100,000	6,451,226

		24,167,915

TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,995,230)		24,167,915

TOTAL BONDS & NOTES (Cost $220,968,495)		224,937,931

	Number of Shares	Value

MUTUAL FUNDS — 1.5%
Diversified Financial — 1.5%
iShares Barclays Aggregate Bond Fund	83,800	$8,938,946

TOTAL MUTUAL FUNDS (Cost $8,996,827)		8,938,946

TOTAL LONG-TERM INVESTMENTS (Cost $476,235,759)		601,395,481

	Principal Amount

SHORT-TERM INVESTMENTS — 13.4%
Commercial Paper — 13.4%
Autozone, Inc. (b) 0.000% 7/06/11	$3,160,000	3,159,869
Avery Dennison Corp. (b) 0.000% 7/01/11	5,000,000	5,000,000
Bacardi USA, Inc. 0.330% 7/28/11	1,500,000	1,499,629
BAE Systems Holdings, Inc. (b) 0.320% 8/15/11	5,000,000	4,998,000
BMW US Capital LLC (b) 0.360% 8/04/11	5,000,000	4,998,300
Daimler Finance North America LLC (b) 0.010% 9/07/11	2,500,000	2,498,206
Daimler Finance North America LLC (b) 0.390% 9/12/11	1,300,000	1,298,998
Duke Energy Corp. (b) 0.330% 7/12/11	4,200,000	4,199,577
Duke Energy Corp. (b) 0.340% 7/05/11	760,000	759,971
Enbridge Energy Partners LP (b) 0.000% 7/01/11	4,470,000	4,470,000
ERAC USA Finance Co. (b) 0.650% 11/15/11	4,835,000	4,823,040
Nissan Motor Acceptance Corp (b) 0.000% 7/08/11	2,850,000	2,849,839
Omnicom Capital, Inc. (b) 0.010% 7/22/11	5,000,000	4,999,038
Oneok, Inc. (b) 0.000% 7/15/11	1,175,000	1,174,854
Oneok, Inc. (b) 0.000% 7/29/11	3,800,000	3,799,054
Pacific Gas & Electric Co. (b) 0.320% 7/07/11	5,000,000	4,999,733
Ryder System, Inc. 0.320% 7/21/11	5,000,000	4,999,111

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Holdings USA, Inc. (b) 0.410% 8/03/11	$4,500,000	$4,498,350
Santander Holdings USA, Inc. (b) 0.460% 9/01/11	360,000	359,715
Stanley Black & Decker, Inc. (b) 0.330% 8/04/11	3,875,000	3,873,792
Tesco PLC (b) 0.000% 8/23/11	2,300,000	2,298,883
UnitedHealth Group, Inc. (b) 0.300% 7/01/11	2,800,000	2,800,000
Virginia Electric and Power Co. 0.330% 7/29/11	1,500,000	1,499,615
Volkswagen Group of America, Inc. (b) 0.340% 8/22/11	4,770,000	4,767,657

		80,625,231

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/11, 0.010%, due 7/01/11 (h)	53,411	53,411

TOTAL SHORT-TERM INVESTMENTS (Cost $80,678,642)		80,678,642

TOTAL INVESTMENTS — 113.7% (Cost $556,914,401) (i)		682,074,123

Other Assets/(Liabilities) — (13.7)%		(82,012,758)

NET ASSETS — 100.0%		$600,061,365

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, these securities amounted to a value of $89,141,268 or 14.86% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2011, these securities amounted to a value of $283,500 or 0.05% of net assets.
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2011, these securities amounted to a value of $969 or 0.00% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At June 30, 2011, these securities amounted to a value of $706,990 or 0.12% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	Maturity value of $53,411. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $57,093.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Equity Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.9%
Advertising — 0.3%
Omnicom Group, Inc.	56,097	$2,701,632

Aerospace & Defense — 0.4%
Northrop Grumman Corp.	58,227	4,038,042

Auto Manufacturers — 2.1%
Ford Motor Co. (a)	1,241,350	17,118,216
General Motors Co. (a)	75,263	2,284,985

		19,403,201

Automotive & Parts — 0.4%
The Goodyear Tire & Rubber Co. (a)	77,901	1,306,400
Johnson Controls, Inc.	58,944	2,455,607

		3,762,007

Banks — 9.9%
Bank of America Corp.	278,822	3,055,889
Bank of New York Mellon Corp.	90,782	2,325,835
Fifth Third Bancorp	218,098	2,780,749
M&T Bank Corp.	157,260	13,831,017
PNC Financial Services Group, Inc.	224,642	13,390,910
State Street Corp.	431,922	19,475,363
U.S. Bancorp	513,296	13,094,181
Wells Fargo & Co.	833,699	23,393,594

		91,347,538

Beverages — 2.9%
The Coca-Cola Co.	281,720	18,956,939
Coca-Cola Enterprises, Inc.	119,404	3,484,209
PepsiCo, Inc.	60,440	4,256,789

		26,697,937

Biotechnology — 1.0%
Amgen, Inc. (a)	163,456	9,537,658

Chemicals — 2.8%
Air Products & Chemicals, Inc.	28,390	2,713,516
Celanese Corp. Series A	312,720	16,671,103
LyondellBasell Industries NV Class A	175,000	6,741,000

		26,125,619

Coal — 0.2%
CONSOL Energy, Inc.	35,607	1,726,227

Commercial Services — 1.1%
AerCap Holdings NV (a)	760,926	9,899,647

Diversified Financial — 7.6%
Ameriprise Financial, Inc.	58,680	3,384,662
CIT Group, Inc. (a)	280,520	12,415,815
Citigroup, Inc.	100,497	4,184,695
Discover Financial Services	132,738	3,550,741
The Goldman Sachs Group, Inc.	135,140	17,985,783

	Number of Shares	Value
JP Morgan Chase & Co.	624,074	$25,549,590
Legg Mason, Inc.	90,658	2,969,956

		70,041,242

Electric — 6.9%
American Electric Power Co., Inc.	178,200	6,714,576
Calpine Corp. (a)	189,497	3,056,587
Edison International	462,962	17,939,777
Entergy Corp.	232,490	15,874,417
GenOn Energy, Inc. (a)	1,600,680	6,178,625
PPL Corp.	128,084	3,564,578
Public Service Enterprise Group, Inc.	320,273	10,453,711

		63,782,271

Electrical Components & Equipment — 0.2%
The Babcock & Wilcox Co. (a)	74,470	2,063,564

Engineering & Construction — 0.5%
ABB Ltd. Sponsored ADR (Switzerland) (a)	103,607	2,688,602
Foster Wheeler AG (a)	59,074	1,794,668

		4,483,270

Foods — 0.6%
Kellogg Co.	56,335	3,116,452
Sara Lee Corp.	131,833	2,503,509

		5,619,961

Forest Products & Paper — 1.5%
AbitibiBowater, Inc. (a)	51,307	1,041,532
Rock-Tenn Co. Class A	155,510	10,316,533
Weyerhaeuser Co.	127,786	2,793,402

		14,151,467

Gas — 0.3%
NiSource, Inc.	160,220	3,244,455

Hand & Machine Tools — 0.3%
Stanley Black & Decker, Inc.	33,331	2,401,499

Health Care – Products — 2.7%
Alere, Inc. (a)	48,983	1,793,757
Covidien PLC	70,071	3,729,879
Medtronic, Inc.	503,120	19,385,214

		24,908,850

Health Care – Services — 6.2%
HCA Holdings, Inc. (a)	458,969	15,145,977
Humana, Inc.	269,390	21,696,671
UnitedHealth Group, Inc.	84,688	4,368,207
WellPoint, Inc.	203,490	16,028,907

		57,239,762

Household Products — 1.4%
Church & Dwight Co., Inc.	318,290	12,903,477

Housewares — 0.2%
Newell Rubbermaid, Inc.	126,982	2,003,776

The accompanying notes are an integral part of the financial statements.

29

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 4.7%
ACE Ltd.	218,560	$14,385,619
MetLife, Inc.	543,932	23,862,297
The Travelers Cos., Inc.	41,027	2,395,156
Unum Group	112,210	2,859,111

		43,502,183

Internet — 1.2%
AOL, Inc. (a)	88,486	1,757,332
eBay, Inc. (a)	98,597	3,181,725
VeriSign, Inc.	191,470	6,406,586

		11,345,643

Iron & Steel — 0.5%
Allegheny Technologies, Inc.	80,910	5,135,358

Machinery – Construction & Mining — 1.9%
Ingersoll-Rand PLC	381,250	17,312,562

Manufacturing — 2.7%
Cooper Industries PLC	196,920	11,750,216
General Electric Co.	297,296	5,607,003
Harsco Corp.	53,200	1,734,320
Honeywell International, Inc.	56,636	3,374,939
Siemens AG Sponsored ADR (Germany)	17,538	2,412,001

		24,878,479

Media — 4.5%
CBS Corp. Class B (Non-Voting) (United States)	101,184	2,882,732
Comcast Corp. Class A	769,128	19,489,704
DIRECTV Class A (a)	44,614	2,267,283
Viacom, Inc. Class B	327,586	16,706,886

		41,346,605

Mining — 0.2%
Vulcan Materials Co.	50,746	1,955,243

Oil & Gas — 10.3%
Apache Corp.	58,830	7,259,034
Chevron Corp.	375,851	38,652,517
Exxon Mobil Corp.	255,451	20,788,602
Hess Corp.	60,433	4,517,971
Penn West Petroleum Ltd.	258,860	5,974,489
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	223,030	15,864,124
SM Energy Co.	35,826	2,632,494

		95,689,231

Oil & Gas Services — 0.6%
Schlumberger Ltd.	60,449	5,222,794

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	103,321	2,992,176
Gilead Sciences, Inc. (a)	333,360	13,804,438
Merck & Co., Inc.	116,817	4,122,472

	Number of Shares	Value
Pfizer, Inc.	897,422	$18,486,893
Sanofi ADR (France)	99,470	3,995,710

		43,401,689

Pipelines — 0.5%
El Paso Corp.	235,275	4,752,555

Retail — 3.5%
CVS Caremark Corp.	91,921	3,454,391
The Gap, Inc.	99,201	1,795,538
Lowe’s Cos., Inc.	100,792	2,349,462
The Talbots, Inc. (a)	871,850	2,911,979
Target Corp.	256,320	12,023,971
Walgreen Co.	235,426	9,996,188

		32,531,529

Semiconductors — 1.2%
Applied Materials, Inc.	212,009	2,758,237
Xilinx, Inc.	218,720	7,976,718

		10,734,955

Software — 3.9%
Microsoft Corp.	725,718	18,868,668
Oracle Corp.	539,255	17,746,882

		36,615,550

Telecommunications — 3.2%
Alcatel-Lucent Sponsored ADR (France) (a)	326,777	1,885,503
AT&T, Inc.	378,896	11,901,124
CenturyLink, Inc.	83,545	3,377,724
Cisco Systems, Inc.	144,155	2,250,260
Vodafone Group PLC Sponsored ADR (United Kingdom)	374,268	10,000,441

		29,415,052

Textiles — 1.5%
Mohawk Industries, Inc. (a)	225,520	13,528,945

Transportation — 1.3%
Norfolk Southern Corp.	41,103	3,079,848
United Continental Holdings, Inc. (a)	414,280	9,375,156

		12,455,004

TOTAL COMMON STOCK (Cost $770,136,432)		887,906,479

TOTAL EQUITIES (Cost $770,136,432)		887,906,479

TOTAL LONG-TERM INVESTMENTS (Cost $770,136,432)		887,906,479

The accompanying notes are an integral part of the financial statements.

30

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.6%
Repurchase Agreement — 3.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/11, 0.010%, due 7/01/11 (b)	$33,578,465	$33,578,465

TOTAL SHORT-TERM INVESTMENTS (Cost $33,578,465)		33,578,465

TOTAL INVESTMENTS — 99.5% (Cost $803,714,897) (c)		921,484,944

Other Assets/(Liabilities) — 0.5%		4,947,609

NET ASSETS — 100.0%		$926,432,553

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $33,578,474. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 8/15/39-9/25/39, and an aggregate market value, including accrued interest, of $34,251,709.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML Managed Bond Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 97.4%

CORPORATE DEBT — 39.2%
Advertising — 0.2%
WPP Finance 8.000% 9/15/14	$1,365,000	$1,601,198
WPP Finance Corp. 5.875% 6/15/14	345,000	378,952

		1,980,150

Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	761,416
Goodrich Corp. 6.125% 3/01/19	250,000	286,058
L-3 Communications Corp. 4.750% 7/15/20	100,000	99,001
L-3 Communications Corp. 6.375% 10/15/15	2,225,000	2,286,188
Lockheed Martin Corp. 6.150% 9/01/36	155,000	168,647
United Technologies Corp. 6.125% 7/15/38	350,000	394,553

		3,995,863

Agriculture — 0.2%
Altria Group, Inc. 9.700% 11/10/18	330,000	433,660
Altria Group, Inc. 9.950% 11/10/38	170,000	238,858
BAT International Finance PLC (a) 8.125% 11/15/13	1,280,000	1,470,817
Philip Morris International, Inc. 6.375% 5/16/38	160,000	181,253

		2,324,588

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	167,256	61,467

Banks — 2.5%
Associated Banc-Corp 5.125% 3/28/16	1,400,000	1,460,862
Bank of America Corp. 3.625% 3/17/16	1,350,000	1,353,888
Bank of America Corp. 4.500% 4/01/15	700,000	731,850
Bank of America Corp. 5.625% 7/01/20	85,000	87,763
Bank of America Corp. 5.750% 12/01/17	780,000	829,356
Bank of America Corp. Series L 5.650% 5/01/18	460,000	484,992
Barclays Bank PLC 5.000% 9/22/16	200,000	215,148

	Principal Amount	Value
Barclays Bank PLC 5.200% 7/10/14	$405,000	$438,119
Barclays Bank PLC 6.750% 5/22/19	640,000	718,432
Capital One Financial Corp. 7.375% 5/23/14	455,000	519,535
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,427,453
Credit Suisse New York 5.500% 5/01/14	400,000	439,338
Deutsche Bank AG 3.250% 1/11/16	1,900,000	1,922,553
First Horizon National Corp. 5.375% 12/15/15	1,300,000	1,383,091
HSBC Bank USA 4.625% 4/01/14	1,095,000	1,167,209
HSBC Holdings PLC 6.500% 9/15/37	600,000	619,220
ICICI Bank Ltd 4.750% 11/25/16	900,000	897,969
ICICI Bank Ltd. (a) 5.500% 3/25/15	1,115,000	1,170,899
PNC Funding Corp. 4.375% 8/11/20	1,850,000	1,871,689
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	720,000	749,351
UBS AG 5.750% 4/25/18	1,095,000	1,187,175
Wachovia Bank NA 5.850% 2/01/37	1,015,000	1,021,806
Wachovia Bank NA 6.600% 1/15/38	325,000	356,279
Wachovia Corp. 5.300% 10/15/11	405,000	410,373
Wachovia Corp. 5.750% 6/15/17	910,000	1,011,793
Wells Fargo & Co. 3.625% 4/15/15	1,110,000	1,160,394

		23,636,537

Beverages — 0.1%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	295,000	327,771
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	125,000	142,057

		469,828

Building Materials — 0.7%
CRH America, Inc. 8.125% 7/15/18	95,000	112,663
Lafarge SA (a) 5.850% 7/09/15	2,300,000	2,459,040

The accompanying notes are an integral part of the financial statements.

32

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Masco Corp. 4.800% 6/15/15	$1,875,000	$1,863,034
Masco Corp. 7.125% 8/15/13	840,000	901,112
Masco Corp. 7.125% 3/15/20	715,000	731,900
Owens Corning, Inc. 9.000% 6/15/19	590,000	704,693

		6,772,442

Chemicals — 1.6%
Airgas, Inc. 4.500% 9/15/14	810,000	867,303
Ashland, Inc. 9.125% 6/01/17	420,000	472,500
Braskem Finance Ltd. (a) 5.750% 4/15/21	975,000	981,143
Cabot Corp. 5.000% 10/01/16	2,215,000	2,374,433
Cytec Industries, Inc. 8.950% 7/01/17	250,000	311,707
The Dow Chemical Co. 4.850% 8/15/12	545,000	569,228
The Dow Chemical Co. 5.900% 2/15/15	1,465,000	1,645,659
The Dow Chemical Co. 7.600% 5/15/14	855,000	991,489
The Dow Chemical Co. 8.550% 5/15/19	250,000	322,361
E.I. du Pont de Nemours & Co. 3.250% 1/15/15	630,000	660,150
E.I. du Pont de Nemours & Co. 5.000% 1/15/13	135,000	143,624
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	132,705
Incitec Pivot Ltd. (a) 4.000% 12/07/15	1,300,000	1,327,604
Lyondell Chemical Co. (a) 8.000% 11/01/17	1,879,000	2,090,388
Rohm & Haas Co. 7.850% 7/15/29	1,000,000	1,227,818
Valspar Corp. 5.625% 5/01/12	420,000	435,080
Valspar Corp. 7.250% 6/15/19	315,000	367,989

		14,921,181

Coal — 0.1%
Consol Energy, Inc. 8.250% 4/01/20	590,000	643,100

Commercial Services — 0.7%
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,041,828

	Principal Amount	Value
Deluxe Corp. 7.375% 6/01/15	$120,000	$123,300
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	1,780,000	1,809,909
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	250,000	253,125
Equifax, Inc. 4.450% 12/01/14	1,745,000	1,870,047
ERAC USA Finance LLC (a) 5.800% 10/15/12	1,345,000	1,417,984
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	133,893

		6,650,086

Computers — 0.3%
Brocade Communications Systems, Inc. 6.625% 1/15/18	160,000	168,800
Brocade Communications Systems, Inc. 6.875% 1/15/20	80,000	86,200
Electronic Data Systems LLC 7.450% 10/15/29	300,000	381,085
Hewlett-Packard Co. 5.500% 3/01/18	750,000	838,733
HP Enterprise Services LLC Series B 6.000% 8/01/13	360,000	395,237
International Business Machines Corp. 5.600% 11/30/39	600,000	633,627

		2,503,682

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	175,000	193,815

Diversified Financial — 5.1%
American Express Co. 6.150% 8/28/17	295,000	336,172
American Express Co. 7.250% 5/20/14	325,000	371,699
American Express Co. 8.125% 5/20/19	810,000	1,026,907
American General Finance Corp. 6.500% 9/15/17	350,000	313,687
The Bear Stearns Cos., Inc. 7.250% 2/01/18	925,000	1,098,429
BlackRock, Inc. 5.000% 12/10/19	580,000	616,524
BlackRock, Inc. 6.250% 9/15/17	295,000	341,266
Boeing Capital Corp. Ltd. 6.500% 2/15/12	580,000	601,514
Citigroup, Inc. 4.750% 5/19/15	1,590,000	1,681,524
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,147,919

The accompanying notes are an integral part of the financial statements.

33

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 5.500% 10/15/14	$610,000	$663,365
Citigroup, Inc. 5.500% 2/15/17	630,000	662,578
Citigroup, Inc. 5.875% 5/29/37	835,000	827,920
Citigroup, Inc. 6.375% 8/12/14	1,000,000	1,105,725
Citigroup, Inc. 8.500% 5/22/19	575,000	712,802
Eaton Vance Corp. 6.500% 10/02/17	905,000	1,045,012
ERAC USA Finance LLC (a) 2.750% 7/01/13	1,100,000	1,122,218
Ford Motor Credit Co. LLC 8.700% 10/01/14	2,200,000	2,462,878
General Electric Capital Corp. 2.800% 1/08/13	1,280,000	1,312,499
General Electric Capital Corp. 3.500% 8/13/12	1,010,000	1,040,498
General Electric Capital Corp. 4.625% 1/07/21	950,000	955,592
General Electric Capital Corp. 5.300% 2/11/21	1,300,000	1,352,705
General Electric Capital Corp. 5.375% 10/20/16	590,000	649,931
General Electric Capital Corp. 5.500% 1/08/20	115,000	123,153
General Electric Capital Corp. 5.900% 5/13/14	755,000	838,736
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,177,298
The Goldman Sachs Group, Inc. 3.625% 2/07/16	380,000	384,126
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	981,013
The Goldman Sachs Group, Inc. 5.450% 11/01/12	3,360,000	3,551,107
The Goldman Sachs Group, Inc. 5.625% 1/15/17	1,700,000	1,799,685
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	337,216
The Goldman Sachs Group, Inc. 6.250% 2/01/41	550,000	554,494
HSBC Finance Corp. 6.375% 10/15/11	340,000	345,387
International Lease Finance Corp. 5.625% 9/20/13	390,000	395,850
Janus Capital Group, Inc. 6.700% 6/15/17	1,750,000	1,918,448
JP Morgan Chase & Co. 3.450% 3/01/16	1,965,000	2,001,618

	Principal Amount	Value
JP Morgan Chase & Co. 4.950% 3/25/20	$1,655,000	$1,709,560
Lazard Group LLC 6.850% 6/15/17	450,000	496,278
Lazard Group LLC 7.125% 5/15/15	1,330,000	1,496,533
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,595,000	1,691,963
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	443,414
Morgan Stanley 3.800% 4/29/16	600,000	593,033
Morgan Stanley 4.200% 11/20/14	1,765,000	1,832,972
Morgan Stanley 5.450% 1/09/17	330,000	348,983
Morgan Stanley, Series F 6.625% 4/01/18	1,000,000	1,101,593
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	214,663
SLM Corp. 5.000% 10/01/13	425,000	442,000
SLM Corp. 6.250% 1/25/16	805,000	835,187
TD Ameritrade Holding Corp. 4.150% 12/01/14	295,000	312,362

		47,376,036

Electric — 2.0%
Allegheny Energy Supply Co. LLC (a) 8.250% 4/15/12	325,000	342,625
Ameren Corp. 8.875% 5/15/14	910,000	1,054,257
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	260,000	297,266
CMS Energy Corp. 2.750% 5/15/14	650,000	650,592
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,284,621
CMS Energy Corp. 6.250% 2/01/20	715,000	760,860
CMS Energy Corp. 6.300% 2/01/12	48,000	49,266
Exelon Generation Co. LLC 5.200% 10/01/19	785,000	819,228
Exelon Generation Co. LLC 6.250% 10/01/39	840,000	848,946
IPALCO Enterprises, Inc. (a) 5.000% 5/01/18	1,600,000	1,562,966
Kansas Gas & Electric Co. 5.647% 3/29/21	303,854	323,799

The accompanying notes are an integral part of the financial statements.

34

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kiowa Power Partners LLC (a) 4.811% 12/30/13	$133,574	$134,943
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,100,000	1,156,981
Mirant Mid-Atlantic LLC Series 2001 Class A 8.625% 6/30/12	85,031	86,519
Monongahela Power 6.700% 6/15/14	380,000	417,720
Nevada Power Co. Series L 5.875% 1/15/15	470,000	526,457
Nevada Power Co. Series N 6.650% 4/01/36	550,000	634,972
NRG Energy, Inc. 8.500% 6/15/19	650,000	672,750
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	70,121
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	615,753
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	557,719
PPL Energy Supply LLC 6.300% 7/15/13	630,000	686,189
Tenaska Oklahoma (a) 6.528% 12/30/14	212,889	215,007
TransAlta Corp. 4.750% 1/15/15	1,735,000	1,852,791
TransAlta Corp. 6.650% 5/15/18	505,000	577,771
Tri-State Generation & Transmission Association Series 2003 Class A (a) 6.040% 1/31/18	321,589	350,419
Tri-State Generation & Transmission Association Series 2003 Class B (a) 7.144% 7/31/33	480,000	541,330
Union Electric Co. 6.700% 2/01/19	505,000	592,989
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	730,996
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	432,472

		18,848,325

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	600,000	606,000

Electronics — 0.4%
Amphenol Corp. 4.750% 11/15/14	1,095,000	1,193,056
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	775,321

	Principal Amount	Value
Avnet, Inc. 5.875% 3/15/14	$2,015,000	$2,188,683

		4,157,060

Entertainment — 0.2%
International Game Technology 5.500% 6/15/20	550,000	564,905
Peninsula Gaming LLC 8.375% 8/15/15	1,085,000	1,139,250

		1,704,155

Environmental Controls — 0.5%
Allied Waste North America, Inc. 6.875% 6/01/17	1,975,000	2,140,406
Republic Services, Inc. 3.800% 5/15/18	595,000	597,548
Republic Services, Inc. 5.000% 3/01/20	1,095,000	1,157,294
Republic Services, Inc. 5.250% 11/15/21	435,000	459,609
Waste Management, Inc. 6.100% 3/15/18	90,000	102,078

		4,456,935

Foods — 0.8%
ConAgra Foods, Inc. 7.000% 4/15/19	465,000	532,049
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,118,957
General Mills, Inc. 5.400% 6/15/40	70,000	71,142
Kellogg Co. 5.125% 12/03/12	715,000	757,907
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,176,227
Kraft Foods, Inc. 6.500% 2/09/40	375,000	416,540
Kraft Foods, Inc. 6.750% 2/19/14	1,050,000	1,189,313
The Kroger Co. 7.500% 1/15/14	305,000	348,621
Ralcorp Holdings, Inc. 4.950% 8/15/20	600,000	608,359
Ralcorp Holdings, Inc. 6.625% 8/15/39	1,100,000	1,121,997

		7,341,112

Forest Products & Paper — 0.5%
International Paper Co. 7.300% 11/15/39	765,000	832,239
International Paper Co. 9.375% 5/15/19	200,000	255,403
The Mead Corp. 7.550% 3/01/47	1,000,000	997,884

The accompanying notes are an integral part of the financial statements.

35

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rock-Tenn Co. 5.625% 3/15/13	$120,000	$123,900
Rock-Tenn Co. 8.200% 8/15/11	495,000	499,331
Rock-Tenn Co. 9.250% 3/15/16	1,166,000	1,259,280
Verso Paper Holdings LLC 11.500% 7/01/14	319,000	339,735

		4,307,772

Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	475,000	478,922

Hand & Machine Tools — 0.2%
Black & Decker Corp. 8.950% 4/15/14	420,000	496,985
Kennametal, Inc. 7.200% 6/15/12	859,000	905,970

		1,402,955

Health Care – Products — 0.7%
Beckman Coulter, Inc. 6.000% 6/01/15	495,000	562,503
Beckman Coulter, Inc. 7.000% 6/01/19	395,000	466,155
Boston Scientific Corp. 4.500% 1/15/15	2,650,000	2,794,088
Boston Scientific Corp. 6.000% 1/15/20	650,000	703,659
Covidien International Finance SA 5.450% 10/15/12	840,000	888,940
Covidien International Finance SA 6.550% 10/15/37	460,000	531,684
Johnson & Johnson 5.850% 7/15/38	175,000	192,873

		6,139,902

Health Care – Services — 0.5%
Apria Healthcare Group, Inc. 11.250% 11/01/14	1,400,000	1,449,000
CIGNA Corp. 5.125% 6/15/20	450,000	475,322
HCA, Inc. 9.250% 11/15/16	800,000	849,000
Roche Holdings, Inc. (a) 6.000% 3/01/19	170,000	195,867
Roche Holdings, Inc. (a) 7.000% 3/01/39	680,000	825,245
WellPoint, Inc. 4.350% 8/15/20	1,185,000	1,196,595

		4,991,029

	Principal Amount	Value
Holding Company – Diversified — 0.4%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	$725,000	$774,224
Kansas City Southern Railway 13.000% 12/15/13	913,000	1,061,362
Leucadia National Corp. 7.750% 8/15/13	1,680,000	1,810,200

		3,645,786

Home Builders — 0.3%
Pulte Group, Inc. 6.250% 2/15/13	1,940,000	2,017,600
Toll Brothers Finance Corp. 4.950% 3/15/14	550,000	573,305

		2,590,905

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	220,000	256,367

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	650,000	668,445

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	235,000	262,883

Insurance — 1.6%
Aflac, Inc. 8.500% 5/15/19	285,000	348,556
The Allstate Corp. 5.550% 5/09/35	630,000	609,817
The Allstate Corp. 7.450% 5/16/19	90,000	107,094
American International Group, Inc. 3.650% 1/15/14	225,000	229,295
Berkshire Hathaway, Inc. 3.200% 2/11/15	2,060,000	2,147,041
CNA Financial Corp. 7.350% 11/15/19	670,000	763,759
Hartford Financial Services Group, Inc. 5.375% 3/15/17	2,100,000	2,210,924
Lincoln National Corp. 4.300% 6/15/15	425,000	447,540
Lincoln National Corp. 6.300% 10/09/37	335,000	347,757
Lincoln National Corp. 7.000% 6/15/40	1,040,000	1,172,757
Lincoln National Corp. 8.750% 7/01/19	670,000	845,472
MetLife Global Funding I (a) 2.875% 9/17/12	1,050,000	1,073,054
MetLife, Inc. Series A 6.817% 8/15/18	145,000	169,774

The accompanying notes are an integral part of the financial statements.

36

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Principal Financial Group, Inc. 8.875% 5/15/19	$290,000	$368,886
Prudential Financial, Inc. 3.625% 9/17/12	925,000	949,612
Prudential Financial, Inc. 3.875% 1/14/15	615,000	641,922
Prudential Financial, Inc. 4.500% 11/15/20	475,000	471,824
Prudential Financial, Inc. 4.750% 9/17/15	1,220,000	1,312,568
Prudential Financial, Inc. 6.200% 11/15/40	350,000	357,672
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	588,438

		15,163,762

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	1,250,000	1,396,875

Investment Companies — 0.0%
Xstrata Finance Canada (a) 5.800% 11/15/16	240,000	268,774

Iron & Steel — 1.4%
AK Steel Corp. 7.625% 5/15/20	115,000	117,875
Allegheny Technologies, Inc. 5.950% 1/15/21	650,000	691,870
Allegheny Technologies, Inc. 8.375% 12/15/11	280,000	286,790
Allegheny Technologies, Inc. 9.375% 6/01/19	220,000	278,753
ArcelorMittal 3.750% 8/05/15	1,050,000	1,073,644
ArcelorMittal 5.250% 8/05/20	1,200,000	1,186,480
ArcelorMittal 9.000% 2/15/15	2,010,000	2,399,116
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	2,052,232
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,038,784
Steel Dynamics, Inc. 7.375% 11/01/12	3,745,000	3,950,975

		13,076,519

Lodging — 0.5%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,122,767
Marriott International, Inc. 5.810% 11/10/15	300,000	330,816
Marriott International, Inc. 6.200% 6/15/16	945,000	1,062,023

	Principal Amount	Value
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	$44,000	$46,640
Wyndham Worldwide Corp. 6.000% 12/01/16	800,000	849,583
Wynn Las Vegas LLC 7.750% 8/15/20	750,000	814,688

		4,226,517

Machinery – Diversified — 0.1%
Roper Industries, Inc. 6.625% 8/15/13	765,000	847,612

Manufacturing — 1.0%
Cooper US, Inc. 6.100% 7/01/17	535,000	625,305
General Electric Co. 5.250% 12/06/17	335,000	371,121
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	367,359
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	590,000	708,442
ITT Corp. 4.900% 5/01/14	470,000	512,717
ITT Corp. 6.125% 5/01/19	470,000	551,538
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	840,000	966,496
Textron, Inc. 6.200% 3/15/15	1,050,000	1,165,037
Textron, Inc. 7.250% 10/01/19	730,000	858,241
Tyco Electronics Group SA 6.000% 10/01/12	830,000	880,087
Tyco Electronics Group SA 6.550% 10/01/17	275,000	324,018
Tyco Electronics Group SA 7.125% 10/01/37	335,000	401,670
Tyco International Finance SA 4.125% 10/15/14	925,000	983,960
Tyco International Finance SA 8.500% 1/15/19	330,000	418,345
Tyco International Group SA 6.875% 1/15/21	510,000	599,612

		9,733,948

Media — 1.5%
CBS Corp. 7.875% 7/30/30	315,000	375,931
Comcast Corp. 6.400% 5/15/38	190,000	202,733
Comcast Corp. 6.500% 1/15/15	335,000	383,268

The accompanying notes are an integral part of the financial statements.

37

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Comcast Corp. 6.950% 8/15/37	$515,000	$581,370
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 5.875% 10/01/19	1,260,000	1,397,428
NBC Universal, Inc. (a) 5.150% 4/30/20	1,010,000	1,066,461
NBC Universal, Inc. (a) 6.400% 4/30/40	65,000	69,859
News America, Inc. 6.900% 8/15/39	420,000	462,512
Scholastic Corp. 5.000% 4/15/13	1,680,000	1,719,900
Thomson Corp. 5.700% 10/01/14	1,250,000	1,399,615
Thomson Reuters Corp. 5.950% 7/15/13	335,000	366,421
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,077,505
Time Warner Cable, Inc. 7.500% 4/01/14	590,000	679,713
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	93,540
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	414,118
Time Warner, Inc. 4.700% 1/15/21	650,000	658,564
Time Warner, Inc. 5.875% 11/15/16	710,000	811,561
Time Warner, Inc. 6.100% 7/15/40	650,000	660,761
Time Warner, Inc. 6.250% 3/29/41	1,600,000	1,662,040
Viacom, Inc. 6.250% 4/30/16	265,000	304,794

		14,388,094

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	875,000	967,498

Mining — 0.9%
Alcoa, Inc. 5.400% 4/15/21	750,000	752,316
Alcoa, Inc. 6.150% 8/15/20	55,000	58,266
Corporacion Nacional del Cobre de Chile (a) 5.500% 10/15/13	420,000	451,595
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,280,000	1,398,400

	Principal Amount	Value
Newmont Mining Corp. 5.125% 10/01/19	$960,000	$1,031,047
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	610,000	808,274
Teck Resources Ltd. 7.000% 9/15/12	335,000	356,279
Teck Resources Ltd. 10.750% 5/15/19	545,000	688,744
Vale Overseas Ltd. 5.625% 9/15/19	1,095,000	1,168,649
Vale Overseas Ltd. 6.250% 1/11/16	770,000	867,390
Vale Overseas Ltd. 6.250% 1/23/17	380,000	429,874
Vale Overseas Ltd. 6.875% 11/10/39	335,000	364,071

		8,374,905

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	475,000	505,750
Xerox Corp. 5.500% 5/15/12	295,000	306,716
Xerox Corp. 5.625% 12/15/19	85,000	93,102

		905,568

Office Furnishings — 0.4%
Steelcase, Inc. 6.375% 2/15/21	1,600,000	1,664,752
Steelcase, Inc. 6.500% 8/15/11	2,355,000	2,368,139

		4,032,891

Oil & Gas — 2.2%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,292,668
Cenovus Energy, Inc. 4.500% 9/15/14	1,135,000	1,231,821
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	611,903
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	615,827
ConocoPhillips 6.500% 2/01/39	475,000	554,868
Devon Energy Corp. 6.300% 1/15/19	260,000	305,763
Mobil Corp. 8.625% 8/15/21	840,000	1,159,602
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	909,164
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	755,520

The accompanying notes are an integral part of the financial statements.

38

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nexen, Inc. 7.500% 7/30/39	$150,000	$167,783
Noble Holding International Ltd. 7.375% 3/15/14	870,000	991,664
Pemex Project Funding Master Trust 6.625% 6/15/35	140,000	147,563
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	1,400,000	1,323,000
Petrobras International Finance Co. 3.875% 1/27/16	900,000	916,486
Petrobras International Finance Co. 5.375% 1/27/21	1,005,000	1,031,943
Petrobras International Finance Co. 6.750% 1/27/41	425,000	453,523
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,247,715
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,214,206
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,183,147
Rowan Cos., Inc. 5.000% 9/01/17	690,000	738,252
Shell International Finance BV 5.500% 3/25/40	325,000	339,977
Talisman Energy, Inc. 7.750% 6/01/19	545,000	664,182
Tesoro Corp. 6.500% 6/01/17	275,000	280,500
Valero Energy Corp. 4.500% 2/01/15	925,000	987,443
Valero Energy Corp. 6.125% 2/01/20	800,000	879,149

		21,003,669

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	774,758
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	1,575,000	1,559,250

		2,334,008

Packaging & Containers — 0.6%
Ball Corp. 7.125% 9/01/16	1,150,000	1,253,500
Bemis Co., Inc. 6.800% 8/01/19	840,000	967,772
Packaging Corporation of America 5.750% 8/01/13	848,000	905,979
Sealed Air Corp. (a) 5.625% 7/15/13	1,260,000	1,324,404

	Principal Amount	Value
Sealed Air Corp. 7.875% 6/15/17	$1,050,000	$1,136,223

		5,587,878

Pharmaceuticals — 0.6%
Abbott Laboratories 5.600% 11/30/17	380,000	440,383
Eli Lilly & Co. 5.950% 11/15/37	175,000	190,543
McKesson Corp. 4.750% 3/01/21	600,000	622,606
McKesson Corp. 6.000% 3/01/41	550,000	587,505
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,065,755
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	611,857
Merck & Co., Inc. 5.850% 6/30/39	180,000	197,177
Mylan, Inc. (a) 7.625% 7/15/17	550,000	599,500
Pfizer, Inc. 7.200% 3/15/39	395,000	495,911
Wyeth 6.000% 2/15/36	360,000	389,247

		5,200,484

Pipelines — 2.4%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	220,427
CenterPoint Energy Resources Corp. (a) 4.500% 1/15/21	475,000	478,365
CenterPoint Energy Resources Corp. (a) 5.850% 1/15/41	425,000	432,884
CenterPoint Energy Resources Corp. 6.125% 11/01/17	840,000	963,120
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	885,000	901,002
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	45,744
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	2,079,478
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,341,812
Enogex LLC (a) 6.875% 7/15/14	1,595,000	1,758,342
Enterprise Products Operating LP 3.200% 2/01/16	450,000	457,122
Enterprise Products Operating LP 5.950% 2/01/41	1,100,000	1,092,509
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	190,000	205,877

The accompanying notes are an integral part of the financial statements.

39

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kern River Funding Corp. (a) 4.893% 4/30/18	$566,129	$622,017
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	208,628
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	156,337
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	190,069
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,801,250
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	650,601
NGPL PipeCo LLC (a) 6.514% 12/15/12	2,000,000	2,103,186
ONEOK Partners LP 3.250% 2/01/16	450,000	457,713
ONEOK Partners LP 6.125% 2/01/41	1,100,000	1,120,552
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	630,000	676,052
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	415,000	465,312
Southern Natural Gas Co. (a) 5.900% 4/01/17	310,000	352,362
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	265,334
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	140,294
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	505,000	545,207
Williams Partners LP 5.250% 3/15/20	1,415,000	1,489,718

		22,221,314

Real Estate — 0.4%
AMB Property LP 4.500% 8/15/17	760,000	760,490
Brookfield Asset Management, Inc. 7.125% 6/15/12	460,000	484,649
ProLogis LP 5.625% 11/15/16	2,170,000	2,317,194

		3,562,333

Real Estate Investment Trusts (REITS) — 0.6%
Boston Properties LP 4.125% 5/15/21	580,000	553,988
Boston Properties LP 5.000% 6/01/15	170,000	184,275
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	811,049
Developers Diversified Realty Corp. 4.750% 4/15/18	1,000,000	985,754
Mack-Cali Realty LP 7.750% 8/15/19	515,000	619,547

	Principal Amount	Value
Senior Housing Properties Trust 8.625% 1/15/12	$105,000	$108,459
Simon Property Group LP 4.200% 2/01/15	190,000	202,119
Simon Property Group LP 4.375% 3/01/21	1,775,000	1,747,046
Simon Property Group LP 5.650% 2/01/20	590,000	637,435

		5,849,672

Retail — 0.8%
CVS Caremark Corp. 6.125% 9/15/39	560,000	574,110
CVS Pass-Through Trust (a) 7.507% 1/10/32	9,743	11,544
The Gap, Inc. 5.950% 4/12/21	1,265,000	1,215,297
Home Depot, Inc. 5.950% 4/01/41	600,000	617,895
J.C. Penney Co., Inc. 5.650% 6/01/20	1,400,000	1,386,000
J.C. Penney Corp., Inc. 7.950% 4/01/17	135,000	152,044
Lowe’s Cos., Inc. 5.600% 9/15/12	355,000	376,180
McDonald’s Corp. 6.300% 10/15/37	400,000	464,586
Nordstrom, Inc. 6.750% 6/01/14	250,000	286,098
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	577,788
Target Corp. 7.000% 1/15/38	475,000	568,613
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	808,892
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	591,468

		7,630,515

Savings & Loans — 0.1%
Glencore Funding LLC (a) 6.000% 4/15/14	1,175,000	1,278,125
Washington Mutual Bank (b) 5.650% 8/15/14	1,125,000	1,406

		1,279,531

Semiconductors — 0.3%
Applied Materials, Inc. 4.300% 6/15/21	1,450,000	1,454,839
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,014,279

		2,469,118

The accompanying notes are an integral part of the financial statements.

40

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Software — 0.2%
CA, Inc. 5.375% 12/01/19	$355,000	$378,336
Microsoft Corp. 3.000% 10/01/20	1,600,000	1,518,058

		1,896,394

Storage & Warehousing — 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	1,780,000	1,869,000

Telecommunications — 2.9%
America Movil SAB de CV 5.000% 3/30/20	500,000	521,599
America Movil SAB de CV 6.125% 3/30/40	525,000	548,746
American Tower Corp. 4.500% 1/15/18	1,950,000	1,949,093
American Tower Corp. 5.050% 9/01/20	2,020,000	1,989,643
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,233,243
British Telecom PLC STEP 9.875% 12/15/30	495,000	679,994
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	870,000	989,173
CenturyLink, Inc. 5.500% 4/01/13	840,000	883,325
CenturyLink, Inc. 6.150% 9/15/19	560,000	563,228
Cisco Systems, Inc. 5.500% 1/15/40	345,000	345,538
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	475,000	626,901
Embarq Corp. 7.082% 6/01/16	780,000	867,064
Embarq Corp. 7.995% 6/01/36	145,000	148,569
Juniper Networks, Inc. 4.600% 3/15/21	450,000	460,290
Juniper Networks, Inc. 5.950% 3/15/41	700,000	720,855
Rogers Communications, Inc. 5.500% 3/15/14	190,000	209,229
Rogers Communications, Inc. 6.375% 3/01/14	345,000	386,940
Rogers Communications, Inc. 7.500% 8/15/38	50,000	60,681
Telecom Italia Capital 6.000% 9/30/34	115,000	97,597

	Principal Amount	Value
Telecom Italia Capital 6.175% 6/18/14	$910,000	$979,233
Telefonica Emisiones SAU 3.992% 2/16/16	1,200,000	1,213,828
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	482,209
Telstra Corp. Ltd. (a) 4.800% 10/12/21	1,155,000	1,158,823
Verizon Communications, Inc. 7.350% 4/01/39	420,000	504,625
Verizon Communications, Inc. 8.750% 11/01/18	1,275,000	1,658,909
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	312,439
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,830,000	2,006,137
Windstream Corp. 7.750% 10/01/21	2,300,000	2,403,500
Windstream Corp. 7.875% 11/01/17	1,100,000	1,167,375
Windstream Corp. 8.125% 8/01/13	2,100,000	2,278,500

		27,447,286

Textiles — 0.0%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	210,000	216,300

Transportation — 0.9%
Asciano Finance (a) 5.000% 4/07/18	750,000	769,864
Bristow Group, Inc. 7.500% 9/15/17	2,660,000	2,786,350
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	780,289
Canadian National Railway Co. 5.850% 11/15/17	200,000	233,180
Canadian National Railway Co. 6.375% 11/15/37	275,000	318,479
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,213,701
CSX Corp. 7.250% 5/01/27	50,000	59,534
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	369,502
Ryder System, Inc. 5.000% 6/15/12	460,000	477,630
Union Pacific Corp. 4.000% 2/01/21	500,000	505,987
Union Pacific Corp. 5.375% 6/01/33	520,000	519,841

		8,034,357

The accompanying notes are an integral part of the financial statements.

41

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trucking & Leasing — 0.4%
GATX Corp. 3.500% 7/15/16	$875,000	$896,615
GATX Corp. 4.750% 10/01/12	1,135,000	1,181,066
GATX Corp. 4.750% 5/15/15	315,000	334,205
GATX Corp. 8.750% 5/15/14	1,145,000	1,331,512

		3,743,398

TOTAL CORPORATE DEBT (Cost $343,993,716)		367,115,548

MUNICIPAL OBLIGATIONS — 0.9%
Access Group, Inc., Delaware VRN 0.744% 9/01/37	820,000	746,200
Colorado Bridge Enterprise BAB 6.078% 12/01/40	2,100,000	2,261,259
North Texas Tollway Authority BAB 6.718% 1/01/49	2,015,000	2,195,484
State of California 5.950% 4/01/16	410,000	456,084
State of California BAB 7.550% 4/01/39	120,000	137,323
State of Illinois 5.365% 3/01/17	2,200,000	2,273,964
Tennessee Valley Authority 5.250% 9/15/39	750,000	793,808

		8,864,122

TOTAL MUNICIPAL OBLIGATIONS (Cost $8,328,341)		8,864,122

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.4%
Automobile ABS — 0.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.326% 8/20/13	1,305,000	1,279,722
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (a) 0.466% 7/20/12	1,650,000	1,622,590
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.187% 12/15/20	1,166,287	1,173,527
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	912,879	913,582

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	$393,508	$394,333
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	491,692	492,039

		5,875,793

Commercial MBS — 6.8%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.930% 2/10/51	2,040,000	2,214,550
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.394% 2/10/51	775,000	851,985
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	2,785,000	2,961,481
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	1,555,000	1,657,269
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,433,291
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	766,386	773,855
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	934,796
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	840,000	848,380
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	420,000	456,544
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	2,480,000	2,684,026
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	800,000	874,926

The accompanying notes are an integral part of the financial statements.

42

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	$590,000	$639,838
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	2,100,000	2,281,355
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.942% 9/11/38	1,650,000	1,689,529
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	676,729	680,892
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.972% 6/10/46	950,000	962,553
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 6.008% 12/10/49	2,360,000	2,589,571
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	1,725,000	1,807,465
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.609% 2/15/39	1,145,000	1,246,945
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.413% 2/15/41	1,385,000	984,247
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 3.386% 7/10/44	950,000	952,097
DBUBS Mortgage Trust, Series 2011-LC1A, Class C VRN (a) 5.729% 11/10/46	1,375,000	1,342,783
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	800,000	830,579
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.078% 7/10/38	579,000	639,300
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 3.645% 3/10/44	1,900,000	1,950,477

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	$450,000	$450,509
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (a) 4.801% 7/15/46	375,000	360,598
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.388% 5/15/41	2,880,000	3,080,638
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,240,000	1,338,765
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	1,040,000	1,125,613
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4 VRN 5.291% 1/12/44	440,000	471,849
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	1,060,000	1,126,924
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,520,000	2,701,733
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.097% 6/12/46	1,305,000	1,443,579
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	1,200,000	1,203,888
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	525,000	525,326
Morgan Stanley Capital I, Series 2011-C2, Class C VRN (a) 5.319% 6/15/44	600,000	595,500
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,253,455
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	1,685,245	1,751,163
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.456% 1/11/43	1,680,000	1,910,247

The accompanying notes are an integral part of the financial statements.

43

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.979% 8/15/39	$3,005,000	$3,285,070
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.979% 8/15/39	875,000	916,247
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,299,108
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.052% 2/15/51	1,948,727	1,988,557
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	433,309	435,253
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 3.240% 3/15/44	750,000	754,639
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	650,000	670,366

		63,977,761

Home Equity ABS — 2.9%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.456% 8/25/35	879,933	823,657
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.556% 11/25/34	987,693	914,688
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1 FRN 0.616% 7/25/35	864,665	642,146
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.546% 7/25/35	939,035	855,833
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.626% 6/25/35	1,275,000	1,152,156
Bear Stearns Asset Backed Securities Trust, Series 2005-3, Class A1 FRN 0.636% 9/25/35	921,705	864,472
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 0.546% 9/25/35	1,254,870	1,138,856
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 FRN 0.566% 11/25/35	696,662	670,732

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.716% 1/25/35	$399,530	$387,021
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.776% 12/25/34	281,821	257,169
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.286% 5/25/36	287,135	281,393
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.296% 7/25/36	536,315	520,169
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.596% 12/25/33	502,447	451,665
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.616% 7/25/35	200,000	175,306
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.416% 9/25/34	734,456	686,647
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.566% 1/25/36	786,865	766,635
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.676% 12/25/35	975,000	931,680
Countrywide Partnership Trust, Series 2004-EC1, Class M1 0.786% 2/25/35	626,265	581,667
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M1 FRN 0.586% 3/25/35	229,971	225,354
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.426% 1/25/36	816,297	768,261
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.616% 4/25/35	768,659	688,189
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.296% 7/25/37	1,076,762	1,042,332
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.356% 8/25/36	838,171	727,902
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.466% 8/25/45	491,735	467,718

The accompanying notes are an integral part of the financial statements.

44

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.656% 8/25/35	$1,200,000	$1,002,959
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.686% 2/25/35	1,187,215	1,141,564
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.716% 2/25/35	1,200,000	972,577
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 (a) 0.921% 6/28/35	950,000	879,848
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.951% 6/28/35	950,000	651,853
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.636% 3/25/35	925,000	718,249
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	1,537	1,466
Park Place Securities, Inc., Series 2005-WHQ4, Class A2D FRN 0.556% 9/25/35	482,684	401,017
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.566% 8/25/35	1,481,423	1,351,790
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.686% 3/25/35	1,000,000	877,415
Park Place Securities, Inc., Series 2004-WHQ2, Class M2 FRN 0.816% 2/25/35	815,000	713,847
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.376% 3/25/36	1,136,256	1,052,057
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.546% 8/25/35	602,994	551,320
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.586% 8/25/35	1,050,000	842,517

		27,180,127

Other ABS — 0.7%
Cajun Global LLC, Series 2011-1A, Class A2 5.955% 2/20/41	1,091,250	1,122,623
CLI Funding LLC, Series 2011-1A (a) 4.500% 3/18/26	978,878	980,610
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.440% 6/02/17	1,050,000	1,040,182

	Principal Amount	Value
Newport Waves CDO (Acquired 3/30/07, Cost $1,269,023), Series 2007-1A, Class A3LS FRN (a) (d) 0.847% 6/20/14	$1,175,000	$874,435
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) (e) 0.010% 7/15/41	750,000	750,000
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.360% 11/26/21	2,153,125	2,032,012

		6,799,862

Student Loans ABS — 2.1%
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.256% 3/28/17	1,177,781	1,169,943
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.686% 1/25/47	1,500,000	1,282,500
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.547% 12/15/17	432,352	432,271
Education Funding Capital Trust, Series 2003-2, Class A4 FRN 1.686% 3/15/32	700,000	695,408
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.000% 12/15/32	1,150,000	1,136,706
Education Funding Capital Trust I, Series 2003-2, Class A5 FRN 1.689% 3/15/32	975,000	955,198
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 1.686% 3/25/42	800,000	722,000
Goal Capital Funding Trust, Series 2006-1, Class B FRN 0.707% 8/25/42	950,000	709,527
Higher Education Funding I, Series 2004-1, Class A6 FRN (a) 1.618% 1/01/44	150,000	131,250
Higher Education Funding I, Series 2004-1, Class A2 FRN (a) 1.647% 1/01/44	150,000	131,250
Higher Education Funding I, Series 2004-1, Class A9 FRN (a) 1.669% 1/01/44	150,000	131,250
Higher Education Funding I, Series 2004-1, Class A5 FRN (a) 1.740% 1/01/44	150,000	131,250
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.226% 1/27/25	883,958	878,999

The accompanying notes are an integral part of the financial statements.

45

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.226% 6/25/25	$2,247,030	$2,230,007
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.296% 3/25/26	607,263	595,182
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.336% 2/25/26	311,811	311,285
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.986% 4/25/46	869,816	875,370
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.353% 1/28/47	850,000	527,000
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.837% 3/15/38	907,061	765,072
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.639% 12/15/16	150,000	149,953
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.640% 12/15/16	150,000	149,953
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.675% 12/15/16	630,000	629,803
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.675% 12/15/16	2,200,000	2,199,313
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.685% 1/27/42	715,000	705,348
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 1.690% 9/15/28	350,000	337,750
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.350% 12/17/46	1,525,000	1,220,000
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.463% 10/28/28	470,396	464,882

		19,668,470

WL Collateral CMO — 1.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.019% 8/25/34	215,253	188,347
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 2.774% 2/25/34	37,066	32,658
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.298% 9/25/33	20,851	16,158

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.825% 8/25/34	$40,533	$36,661
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.376% 1/19/38	815,707	538,709
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.546% 7/25/35	734,772	678,070
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.296% 5/25/37	735,711	353,412
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.700% 8/25/34	110,115	79,163
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.466% 6/25/36	816,162	786,794
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.436% 8/25/36	263,584	202,793
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.669% 7/25/33	7,816	7,181
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.208% 2/25/34	16,335	15,237
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	921	833
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	2,325,000	2,318,098
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 3.000% 7/17/56	3,857,117	3,860,743
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.366% 6/25/46	1,553,318	591,622
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.702% 3/25/34	70,440	59,892
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.678% 4/25/44	194,718	150,831

		9,917,202

WL Collateral PAC — 0.2%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.436% 11/25/37	1,313,750	1,227,563

The accompanying notes are an integral part of the financial statements.

46

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.750% 6/25/32	$73,440	$57,226

		1,284,789

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $133,031,389)		134,704,004

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 7.375% 3/18/19	725,000	903,712
Peruvian Government International Bond 6.550% 3/14/37	405,000	451,778
Poland Government International Bond 6.375% 7/15/19	690,000	788,325
Province of Quebec Canada 7.500% 9/15/29	390,000	521,411
Republic of Brazil International Bond 5.875% 1/15/19	876,000	1,013,970
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,351,162
United Mexican States 6.750% 9/27/34	685,000	796,313
United Mexican States 5.125% 1/15/20	850,000	918,000

		6,744,671

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,299,596)		6,744,671

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 35.1%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	223,340	254,533
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	188,843	217,068

		471,601

Pass-Through Securities — 35.0%
Federal Home Loan Mortgage Corp. Pool #C03565 4.000% 12/01/40	8,953,169	8,959,115
Pool #A96469 4.000% 1/01/41	2,282,313	2,283,472

	Principal Amount	Value
Pool #A96849 4.000% 2/01/41	$2,369,438	$2,370,641
Pool #G08330 4.500% 1/01/39	22,103	22,905
Pool #A84097 4.500% 1/01/39	19,299	19,999
Pool #A84432 4.500% 2/01/39	648,899	672,447
Pool #G05167 4.500% 2/01/39	635,516	658,976
Pool #A84277 4.500% 2/01/39	26,799	27,772
Pool #A84315 4.500% 2/01/39	79,491	82,376
Pool #A85612 4.500% 4/01/39	473,318	490,494
Pool #G05695 4.500% 11/01/39	6,441,065	6,667,761
Pool #A90421 4.500% 12/01/39	251,370	260,139
Pool #A90764 4.500% 1/01/40	116,754	120,827
Pool #A90988 4.500% 2/01/40	995,090	1,029,802
Pool #G05849 4.500% 5/01/40	25,806,322	26,706,521
Pool #A92240 4.500% 5/01/40	6,440,317	6,661,955
Pool #A93451 4.500% 8/01/40	4,139,294	4,281,744
Pool #C03517 4.500% 9/01/40	90,018	93,116
Pool #C01283 5.500% 11/01/31	256,617	279,111
Pool #E85389 6.000% 9/01/16	60,066	65,326
Pool #G11431 6.000% 2/01/18	42,050	45,732
Pool #E85301 6.500% 9/01/16	104,718	114,937
Pool #E85032 6.500% 9/01/16	20,194	22,000
Pool #E85409 6.500% 9/01/16	119,411	130,653
Pool #C01079 7.500% 10/01/30	7,414	8,505
Pool #C01135 7.500% 2/01/31	25,874	29,675
Pool #554904 9.000% 3/01/17	113	128
Federal National Mortgage Association Pool #775539 2.361% 5/01/34	274,359	285,665

The accompanying notes are an integral part of the financial statements.

47

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #725692 2.440% 10/01/33	$549,996	$574,353
Pool #888586 2.697% 10/01/34	615,493	644,432
Pool #AH1402 3.500% 11/01/39	95,430	91,434
Pool #AE2617 3.500% 11/01/40	99,397	95,235
Pool #AE7714 3.500% 11/01/40	1,777,321	1,702,896
Pool #AE8712 3.500% 11/01/40	8,003,422	7,668,279
Pool #932862 3.500% 12/01/40	4,509,111	4,320,292
Pool #AH0874 3.500% 12/01/40	620,780	594,785
Pool #AH1218 3.500% 12/01/40	396,480	379,877
Pool #AH1334 3.500% 12/01/40	29,947	28,693
Pool #AH1463 3.500% 12/01/40	680,316	651,827
Pool #AH1838 3.500% 12/01/40	761,485	729,598
Pool #AE1410 3.500% 12/01/40	649,832	622,620
Pool #AE4448 3.500% 12/01/40	826,836	792,212
Pool #AE7962 3.500% 12/01/40	535,391	512,972
Pool #AE9824 3.500% 12/01/40	455,162	436,102
Pool #AE9386 3.500% 12/01/40	76,938	73,717
Pool #AE9431 3.500% 12/01/40	773,089	740,716
Pool #AE9450 3.500% 12/01/40	607,633	582,188
Pool #AE9763 3.500% 12/01/40	196,944	188,697
Pool #AH1253 3.500% 1/01/41	10,910,283	10,453,414
Pool #AH1418 3.500% 1/01/41	1,486,148	1,423,916
Pool #AH1977 3.500% 1/01/41	84,778	81,201
Pool #AH3585 3.500% 1/01/41	12,443,776	11,918,804
Pool #AH3159 3.500% 1/01/41	64,683	61,974
Pool #AH3384 3.500% 1/01/41	494,132	473,441

	Principal Amount	Value
Pool #AH4156 3.500% 1/01/41	$439,069	$420,683
Pool #AH4290 3.500% 1/01/41	148,372	142,113
Pool #AH4618 3.500% 1/01/41	864,855	828,369
Pool #AH4632 3.500% 1/01/41	800,488	766,718
Pool #MA0622 3.500% 1/01/41	988,819	947,412
Pool #AE4584 3.500% 1/01/41	1,441,644	1,380,824
Pool #AH3739 3.500% 2/01/41	527,338	505,091
Pool #MA0651 3.500% 2/01/41	1,186,608	1,136,548
Pool #AB3024 3.500% 3/01/41	1,996,664	1,912,430
Pool #AH6712 3.500% 4/01/41	1,004,394	962,021
Pool #AH9717 3.500% 4/01/41	4,321,348	4,139,041
Pool #AI1659 3.500% 4/01/41	399,383	382,534
Pool #254863 4.000% 8/01/13	22,787	23,760
Pool #AA3051 4.000% 4/01/24	391,162	409,101
Pool #AA7693 4.000% 7/01/24	1,727,865	1,804,944
Pool #AA8684 4.000% 7/01/24	125,679	131,286
Pool #AC1566 4.000% 10/01/24	175,598	183,267
Pool #AC8539 4.000% 12/01/24	331,887	346,381
Pool #AC6939 4.000% 12/01/24	198,050	206,699
Pool #AC7686 4.000% 12/01/24	82,492	86,068
Pool #AD1149 4.000% 1/01/25	61,802	64,501
Pool #932359 4.000% 1/01/25	288,081	300,662
Pool #AC8929 4.000% 1/01/25	327,494	341,796
Pool #AD1745 4.000% 1/01/25	1,624,819	1,695,778
Pool #AD2103 4.000% 2/01/25	295,571	308,386
Pool #AD2761 4.000% 2/01/25	1,485,910	1,550,339

The accompanying notes are an integral part of the financial statements.

48

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AD3689 4.000% 2/01/25	$689,478	$721,097
Pool #926190 4.000% 2/01/25	1,747,188	1,822,945
Pool #932557 4.000% 2/01/25	992,141	1,035,470
Pool #932559 4.000% 2/01/25	199,023	207,652
Pool #AA5289 4.000% 2/01/25	119,908	125,145
Pool #AC9708 4.000% 2/01/25	170,282	177,719
Pool #AD1017 4.000% 2/01/25	802,720	837,526
Pool #AD2331 4.000% 3/01/25	835,691	871,927
Pool #AD2344 4.000% 3/01/25	83,750	87,381
Pool #AD2717 4.000% 3/01/25	397,265	414,615
Pool #AD2718 4.000% 3/01/25	244,903	255,521
Pool #AD4538 4.000% 3/01/25	41,001	42,779
Pool #AD4775 4.000% 3/01/25	450,612	470,291
Pool #932659 4.000% 3/01/25	781,941	815,846
Pool #AC6707 4.000% 3/01/25	727,928	759,718
Pool #AC9740 4.000% 3/01/25	461,275	481,419
Pool #AD3828 4.000% 4/01/25	65,802	68,655
Pool #AD2488 4.000% 5/01/25	576,313	601,121
Pool #AD3541 4.000% 5/01/25	558,948	583,184
Pool #AD4105 4.000% 5/01/25	104,484	108,982
Pool #AD4088 4.000% 5/01/25	451,936	471,390
Pool #AD5081 4.000% 5/01/25	437,645	456,484
Pool #AD6583 4.000% 5/01/25	1,682,139	1,754,549
Pool #AD7034 4.000% 5/01/25	986,433	1,029,204
Pool #AD3583 4.000% 6/01/25	35,362	36,906
Pool #AD3666 4.000% 6/01/25	1,631,758	1,703,020

	Principal Amount	Value
Pool #AD3979 4.000% 6/01/25	$1,413,907	$1,474,772
Pool #AD4701 4.000% 6/01/25	908,332	947,433
Pool #AD5567 4.000% 6/01/25	158,373	165,190
Pool #AD6585 4.000% 6/01/25	1,396,024	1,456,119
Pool #AD7349 4.000% 6/01/25	1,258,247	1,312,410
Pool #AD7661 4.000% 6/01/25	926,736	966,629
Pool #AD8900 4.000% 6/01/25	157,570	164,352
Pool #AD3987 4.000% 7/01/25	1,611,651	1,681,027
Pool #AD3992 4.000% 7/01/25	920,533	960,734
Pool #AD6018 4.000% 7/01/25	859,198	896,184
Pool #AD7740 4.000% 7/01/25	292,656	305,254
Pool #AD8145 4.000% 7/01/25	812,931	847,925
Pool #AD5251 4.000% 8/01/25	67,315	70,213
Pool #932813 4.000% 9/01/25	239,148	249,442
Pool #AD5129 4.000% 1/01/26	142,329	148,411
Pool #AH7189 4.000% 2/01/26	68,028	70,936
Pool #AH6660 4.000% 2/01/26	68,620	71,552
Pool #AH6937 4.000% 2/01/26	840,175	876,080
Pool #AH5322 4.000% 3/01/26	445,359	464,391
Pool #MA0694 4.000% 4/01/26	877,940	915,458
Pool #AD7510 4.000% 4/01/26	305,407	318,458
Pool #AH9159 4.000% 5/01/26	494,747	515,890
Pool #AC2752 4.000% 8/01/39	86,079	86,338
Pool #AD3098 4.000% 4/01/40	27,430	27,487
Pool #AD7121 4.000% 7/01/40	408,469	409,315
Pool #AE0113 4.000% 7/01/40	982,313	984,654

The accompanying notes are an integral part of the financial statements.

49

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AD8033 4.000% 8/01/40	$111,766	$111,997
Pool #AD9436 4.000% 8/01/40	32,479	32,531
Pool #AE1853 4.000% 8/01/40	1,282,537	1,284,592
Pool #AB1500 4.000% 9/01/40	961,777	963,318
Pool #MA0514 4.000% 9/01/40	908,513	909,968
Pool #AD9362 4.000% 9/01/40	90,902	91,047
Pool #AE4934 4.000% 9/01/40	195,609	195,922
Pool #AE4050 4.000% 10/01/40	114,706	114,890
Pool #AE5128 4.000% 10/01/40	241,049	241,435
Pool #MA0561 4.000% 11/01/40	667,095	668,163
Pool #AE7186 4.000% 11/01/40	615,701	616,687
Pool #AE7314 4.000% 11/01/40	982,427	984,000
Pool #AE8396 4.000% 11/01/40	1,616,507	1,619,096
Pool #AE8397 4.000% 11/01/40	404,138	404,786
Pool #AE9248 4.000% 11/01/40	91,450	91,596
Pool #AE5979 4.000% 11/01/40	102,905	103,070
Pool #AH0017 4.000% 12/01/40	1,249,342	1,251,343
Pool #AH0153 4.000% 12/01/40	734,731	735,907
Pool #AH0443 4.000% 12/01/40	989,687	991,272
Pool #AH1016 4.000% 12/01/40	324,928	325,448
Pool #AH1228 4.000% 12/01/40	925,012	926,493
Pool #AH1512 4.000% 12/01/40	198,202	198,519
Pool #932848 4.000% 12/01/40	1,368,730	1,370,922
Pool #932850 4.000% 12/01/40	2,305,771	2,309,464
Pool #941606 4.000% 12/01/40	736,981	738,161
Pool #AE2664 4.000% 12/01/40	982,395	983,969

	Principal Amount	Value
Pool #AE2452 4.000% 12/01/40	$248,713	$249,112
Pool #AE6225 4.000% 12/01/40	990,327	991,913
Pool #AE7328 4.000% 12/01/40	1,976,825	1,979,991
Pool #AH1869 4.000% 12/01/40	266,801	267,229
Pool #MA0583 4.000% 12/01/40	65,542	65,647
Pool #AH1190 4.000% 1/01/41	715,664	716,811
Pool #MA0614 4.000% 1/01/41	3,412,191	3,417,656
Pool #AH0032 4.000% 1/01/41	624,350	625,252
Pool #AH3458 4.000% 1/01/41	208,535	208,836
Pool #AH3813 4.000% 1/01/41	6,546,254	6,555,716
Pool #AH5653 4.000% 2/01/41	902,800	904,105
Pool #AH6539 4.000% 2/01/41	128,491	128,958
Pool #AH8240 4.000% 3/01/41	657,283	658,233
Pool #254597 4.500% 11/01/12	62,166	63,261
Pool #254646 4.500% 1/01/13	52,324	55,504
Pool #254659 4.500% 2/01/13	428,256	454,286
Pool #254681 4.500% 3/01/13	1,408,128	1,437,023
Pool #254756 4.500% 5/01/13	1,491,244	1,523,210
Pool #254806 4.500% 7/01/13	554,393	588,090
Pool #254864 4.500% 8/01/13	1,517,286	1,609,509
Pool #762800 4.500% 8/01/13	13,429	13,717
Pool #254914 4.500% 9/01/13	848,578	900,156
Pool #763017 4.500% 9/01/13	1,430,478	1,517,424
Pool #768007 4.500% 9/01/13	1,313,866	1,393,724
Pool #254958 4.500% 10/01/13	1,276,451	1,354,035
Pool #745570 4.500% 10/01/13	37,590	39,875

The accompanying notes are an integral part of the financial statements.

50

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #254989 4.500% 11/01/13	$448,634	$460,651
Pool #255040 4.500% 12/01/13	904,388	959,358
Pool #735395 4.500% 12/01/13	105,078	107,604
Pool #255088 4.500% 1/01/14	163,233	168,142
Pool #255115 4.500% 2/01/14	378,993	390,803
Pool #357523 4.500% 3/01/14	9,293	9,603
Pool #255204 4.500% 4/01/14	81,947	84,588
Pool #255236 4.500% 5/01/14	1,962,934	2,028,299
Pool #255291 4.500% 6/01/14	68,261	70,607
Pool #255354 4.500% 8/01/14	381,758	395,696
Pool #255431 4.500% 9/01/14	166,214	172,577
Pool #255450 4.500% 10/01/14	539,349	560,568
Pool #735023 4.500% 11/01/14	166,036	170,665
Pool #255586 4.500% 1/01/15	444,215	463,102
Pool #829751 4.500% 4/01/15	636,080	655,880
Pool #255730 4.500% 5/01/15	152,781	159,759
Pool #255938 4.500% 11/01/15	81,241	85,531
Pool #256111 4.500% 2/01/16	296,533	312,501
Pool #920806 4.500% 6/01/16	596,742	618,516
Pool #986197 4.500% 7/01/23	57,537	61,196
Pool #AA1669 4.500% 2/01/24	18,989	20,178
Pool #AA4524 4.500% 3/01/24	43,734	46,434
Pool #AA3172 4.500% 3/01/24	177,617	188,579
Pool #AA4598 4.500% 4/01/24	143,286	152,129
Pool #931009 4.500% 4/01/24	46,592	49,468
Pool #AA5566 4.500% 5/01/24	338,083	358,949

	Principal Amount	Value
Pool #AA7205 4.500% 5/01/24	$82,225	$87,300
Pool #931195 4.500% 5/01/24	50,476	53,591
Pool #931196 4.500% 5/01/24	362,801	385,193
Pool #AA8463 4.500% 6/01/24	239,626	254,341
Pool #AA9747 4.500% 7/01/24	505,609	536,657
Pool #AC6097 4.500% 11/01/24	785,112	832,832
Pool #MA0270 4.500% 12/01/24	144,469	153,250
Pool #AC4972 4.500% 1/01/25	175,364	186,023
Pool #AC9810 4.500% 1/01/25	729,972	774,341
Pool #932362 4.500% 1/01/25	39,169	41,549
Pool #AD2089 4.500% 2/01/25	710,390	753,569
Pool #932561 4.500% 2/01/25	931,999	988,647
Pool #AC9418 4.500% 3/01/25	48,726	51,687
Pool #AD2364 4.500% 3/01/25	38,700	41,052
Pool #AE0408 4.500% 3/01/25	57,179	60,708
Pool #AD3832 4.500% 4/01/25	51,306	54,424
Pool #AD2509 4.500% 4/01/25	32,276	34,238
Pool #AD5568 4.500% 6/01/25	440,663	467,447
Pool #AD7158 4.500% 6/01/25	42,162	44,725
Pool #AD6998 4.500% 7/01/25	25,911	27,632
Pool #AE1667 4.500% 8/01/25	437,396	463,982
Pool #AE0234 4.500% 8/01/25	888,958	942,990
Pool #MA0737 4.500% 5/01/26	889,920	944,010
Pool #AH8423 4.500% 4/01/41	19,701,633	20,411,199
Pool #AI0279 4.500% 5/01/41	200,104	207,310
Pool #AI0570 4.500% 5/01/41	199,820	207,016

The accompanying notes are an integral part of the financial statements.

51

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AI0983 4.500% 5/01/41	$1,214,990	$1,258,749
Pool #AI3307 4.500% 5/01/41	499,497	517,486
Pool #AI2828 4.500% 6/01/41	182,114	188,673
Pool #843483 5.000% 10/01/35	28,604	30,496
Pool #256504 5.000% 11/01/36	160,703	171,111
Pool #256672 5.000% 4/01/37	6,720,797	7,153,973
Pool #929079 5.000% 1/01/38	295,862	314,746
Pool #961600 5.000% 2/01/38	841,648	894,975
Pool #982786 5.000% 3/01/38	2,771,547	2,948,450
Pool #929301 5.000% 4/01/38	260,232	276,720
Pool #962687 5.000% 4/01/38	6,132,826	6,521,398
Pool #974965 5.000% 4/01/38	900,382	957,430
Pool #982014 5.000% 5/01/38	2,503,397	2,662,010
Pool #983077 5.000% 5/01/38	2,002,619	2,129,504
Pool #962874 5.000% 5/01/38	51,847	55,131
Pool #975097 5.000% 6/01/38	8,402,688	8,935,077
Pool #934643 5.000% 11/01/38	36,310	38,605
Pool #AA0839 5.000% 1/01/39	178,760	190,059
Pool #AA2023 5.000% 1/01/39	359,562	382,232
Pool #AA4434 5.000% 3/01/39	487,580	518,321
Pool #930760 5.000% 3/01/39	2,173,910	2,310,968
Pool #930635 5.000% 3/01/39	67,144	71,377
Pool #995930 5.000% 4/01/39	3,067,112	3,260,963
Pool #930992 5.000% 4/01/39	353,588	375,880
Pool #995872 5.000% 6/01/39	210,609	224,052
Pool #995896 5.000% 6/01/39	4,258,519	4,528,337

	Principal Amount	Value
Pool #AA6753 5.000% 6/01/39	$239,287	$254,373
Pool #AC3221 5.000% 8/01/39	33,730	35,857
Pool #AD7968 5.000% 12/01/39	48,287	51,331
Pool #AE2266 5.000% 3/01/40	920,003	978,006
Pool #AD6194 5.000% 6/01/40	232,647	247,278
Pool #AD7614 5.000% 7/01/40	271,676	288,761
Pool #AD4193 5.000% 7/01/40	296,989	315,667
Pool #AD7136 5.000% 7/01/40	549,056	583,586
Pool #AD7436 5.000% 8/01/40	28,483	30,275
Pool #AE9800 5.000% 11/01/40	504,348	536,067
Pool #AH3846 5.000% 4/01/41	502,784	534,404
Pool #AI1480 5.000% 4/01/41	399,034	424,129
Pool #255148 5.500% 2/01/14	1,979	2,057
Pool #587994 6.000% 6/01/16	17,913	19,548
Pool #253880 6.500% 7/01/16	71,957	78,462
Pool #575667 7.000% 3/01/31	47,565	54,189
Pool #572577 7.000% 4/01/31	10,422	11,871
Pool #497120 7.500% 8/01/29	425	483
Pool #507053 7.500% 9/01/29	2,662	3,021
Pool #529453 7.500% 1/01/30	7,315	8,388
Pool #531196 7.500% 2/01/30	743	852
Pool #532418 7.500% 2/01/30	5,354	6,140
Pool #530299 7.500% 3/01/30	2,941	3,367
Pool #536386 7.500% 4/01/30	620	712
Pool #535996 7.500% 6/01/31	27,423	31,439
Pool #523499 8.000% 11/01/29	2,936	3,363

The accompanying notes are an integral part of the financial statements.

52

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #252926 8.000% 12/01/29	$970	$1,114
Pool #532819 8.000% 3/01/30	553	636
Pool #537033 8.000% 4/01/30	5,204	5,984
Pool #534703 8.000% 5/01/30	3,655	4,199
Pool #253437 8.000% 9/01/30	555	637
Pool #253481 8.000% 10/01/30	381	438
Pool #190317 8.000% 8/01/31	12,958	14,887
Pool #596656 8.000% 8/01/31	4,696	5,322
Pool #599652 8.000% 8/01/31	107,711	124,016
Pool #602008 8.000% 8/01/31	15,279	17,570
Pool #597220 8.000% 9/01/31	8,048	9,260
Federal National Mortgage Association TBA Pool #1127 3.500% 7/01/40 (e)	18,520,000	17,714,091
Pool #6447 4.000% 11/01/39 (e)	10,150,000	10,150,000
Pool #15801 4.500% 3/01/39 (e)	1,000,000	1,034,609
Pool #27790 5.000% 8/01/36 (e)	1,200,000	1,279,219
Government National Mortgage Association Pool #008746 2.125% 11/20/25	12,080	12,433
Pool #080136 2.125% 11/20/27	2,285	2,354
Pool #369261 6.000% 12/15/23	2,910	3,245
Pool #544462 6.000% 4/15/31	1,109	1,236
Pool #371146 7.000% 9/15/23	1,727	1,966
Pool #352022 7.000% 11/15/23	26,484	30,089
Pool #374440 7.000% 11/15/23	1,817	2,067
Pool #491089 7.000% 12/15/28	39,354	45,180
Pool #483598 7.000% 1/15/29	13,278	15,201

	Principal Amount	Value
Pool #480539 7.000% 4/15/29	$740	$848
Pool #478658 7.000% 5/15/29	8,839	10,133
Pool #488634 7.000% 5/15/29	3,215	3,682
Pool #500928 7.000% 5/15/29	13,149	15,049
Pool #498541 7.000% 6/15/29	7,971	8,499
Pool #509546 7.000% 6/15/29	17,169	19,687
Pool #499410 7.000% 7/15/29	3,182	3,649
Pool #508655 7.000% 7/15/29	519	594
Pool #510083 7.000% 7/15/29	5,758	6,596
Pool #493723 7.000% 8/15/29	14,810	16,983
Pool #507093 7.000% 8/15/29	5,691	6,528
Pool #516706 7.000% 8/15/29	258	291
Pool #505558 7.000% 9/15/29	2,866	3,285
Pool #581417 7.000% 7/15/32	41,896	48,148
Pool #591581 7.000% 8/15/32	17,285	19,875
Pool #210946 7.500% 3/15/17	7,586	8,400
Pool #203940 7.500% 4/15/17	13,816	15,129
Pool #181168 7.500% 5/15/17	7,067	7,831
Pool #193870 7.500% 5/15/17	10,059	11,056
Pool #192796 7.500% 6/15/17	1,376	1,518
Pool #226163 7.500% 7/15/17	14,045	15,587
Pool #385760 7.500% 6/15/24	938	1,062
New Valley Generation IV 4.687% 1/15/22	357,183	383,581

		327,784,499

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $324,583,318)		328,256,100

The accompanying notes are an integral part of the financial statements.

53

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 7.1%
U.S. Treasury Bonds & Notes — 7.1%
U.S. Treasury Bond 4.375% 5/15/40	$13,445,000	$13,438,381
U.S. Treasury Bond 5.375% 2/15/31	5,455,000	6,392,616
U.S. Treasury Note 0.500% 5/31/13	1,050,000	1,051,128
U.S. Treasury Note 1.250% 3/15/14	2,000,000	2,029,219
U.S. Treasury Note 1.250% 4/15/14	23,765,000	24,101,980
U.S. Treasury Note 1.875% 9/30/17	2,450,000	2,395,928
U.S. Treasury Note 2.625% 8/15/20	4,000,000	3,872,344
U.S. Treasury Note (f) 3.000% 9/30/16	12,090,000	12,786,119

		66,067,715

TOTAL U.S. TREASURY OBLIGATIONS (Cost $65,042,443)		66,067,715

TOTAL BONDS & NOTES (Cost $881,278,803)		911,752,160

TOTAL LONG-TERM INVESTMENTS (Cost $881,278,803)		911,752,160

SHORT-TERM INVESTMENTS — 4.4%
Commercial Paper — 4.4%
Avery Dennison Corp. (a) 0.000% 7/01/11	19,790,000	19,790,000
Bacardi Corp. 0.000% 7/14/11	6,886,000	6,885,204
Pacific Gas & Electric Co. (a) 0.000% 7/13/11	7,380,000	7,379,188
Pall Corp. (a) 0.000% 7/29/11	7,350,000	7,348,171

		41,402,563

TOTAL SHORT-TERM INVESTMENTS (Cost $41,402,563)		41,402,563

TOTAL INVESTMENTS — 101.8% (Cost $922,681,366) (g)		953,154,723

Other Assets/(Liabilities) — (1.8)%		(16,999,666)

NET ASSETS — 100.0%		$936,155,057

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, these securities amounted to a value of $102,874,499 or 10.99% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2011, these securities amounted to a value of $62,873 or 0.01% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2011, these securities amounted to a value of $1,323,000 or 0.14% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2011, these securities amounted to a value of $874,435 or 0.09% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

54

MML Money Market Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 97.4%
Commercial Paper — 81.7%
Abbey National North America LLC 0.200% 7/08/11	$4,425,000	$4,424,828
Abbot Laboratories (a) 0.120% 8/16/11	4,100,000	4,099,371
Air Products & Chemicals, Inc. (a) 0.110% 7/06/11	4,500,000	4,499,931
Archer-Daniels-Midland Co. (a) 0.080% 7/13/11	2,490,000	2,489,934
Bank of Nova Scotia/New York 0.160% 9/07/11	4,475,000	4,473,648
BASF SE (a) 0.120% 7/22/11	2,475,000	2,474,827
BASF SE (a) 0.140% 9/13/11	650,000	649,813
Basin Electric Power Cooperative (a) 0.150% 7/07/11	3,275,000	3,274,918
Basin Electric Power Cooperative (a) 0.130% 7/19/11	1,325,000	1,324,914
Blackrock, Inc. (a) 0.190% 7/11/11	4,600,000	4,599,757
Cargill Global Funding PLC (a) 0.100% 7/05/11	4,600,000	4,599,949
Citigroup Funding, Inc. 0.170% 7/01/11	1,850,000	1,850,000
Coca-Cola Co., The (a) 0.140% 9/23/11	4,500,000	4,498,530
Conocophillips Qatar Funding Ltd. (a) 0.200% 8/05/11	4,650,000	4,649,096
Covidien International Finance SA (a) 0.250% 7/25/11	4,625,000	4,624,229
Ecolab, Inc. (a) 0.100% 7/14/11	4,500,000	4,499,838
Export-Import Bank of Korea 0.300% 7/29/11	4,500,000	4,498,950
General Electric Capital Co. 0.090% 8/09/11	4,600,000	4,599,551
Google, Inc. (a) 0.280% 9/12/11	725,000	724,588
Hewlett Packard Co. (a) 0.090% 7/15/11	3,375,000	3,374,882
Hewlett Packard Co. (a) 0.070% 7/19/11	1,125,000	1,124,961
Illinois Tool Works, Inc. (a) 0.110% 7/13/11	3,000,000	2,999,890
Illinois Tool Works, Inc. (a) 0.100% 7/25/11	800,000	799,947
International Business Machines Corp. (a) 0.070% 7/20/11	4,425,000	4,424,837

	Principal Amount	Value
John Deere Capital Corp. (a) 0.100% 8/02/11	$3,900,000	$3,899,653
JP Morgan Chase & Co. 0.150% 10/04/11	1,900,000	1,899,248
Mcdonald’s Corp. (a) 0.080% 7/07/11	4,600,000	4,599,939
Medtronic, Inc. (a) 0.110% 7/28/11	2,125,000	2,124,825
Medtronic, Inc. (a) 0.110% 9/13/11	2,400,000	2,399,457
Merck & Co., Inc. (a) 0.100% 8/26/11	4,500,000	4,499,300
Natixis US Financial Co. LLC 0.299% 7/12/11	4,700,000	4,699,569
National Rural Utilities Cooperative 0.180% 7/21/11	1,400,000	1,399,860
National Rural Utilities Cooperative 0.150% 8/18/11	3,150,000	3,149,370
Nestle Capital Corp. (a) 0.210% 7/08/11	1,600,000	1,599,935
Nestle Capital Corp. (a) 0.250% 7/21/11	2,000,000	1,999,722
Nestle Capital Corp. (a) 0.250% 8/03/11	1,000,000	999,771
NSTAR Electric Co. 0.080% 7/05/11	4,300,000	4,299,962
Pepsico, Inc. (a) 0.100% 7/21/11	3,325,000	3,324,815
Pepsico, Inc. (a) 0.100% 8/08/11	1,200,000	1,199,873
Procter & Gamble International Funding (a) 0.070% 7/15/11	4,500,000	4,499,877
Reckitt Benckiser Treasury Services PLC (a) 0.110% 7/06/11	1,000,000	999,985
Reckitt Benckiser Treasury Services PLC (a) 0.200% 9/09/11	1,000,000	999,611
Roche Holding, Inc. (a) 0.090% 8/19/11	1,725,000	1,724,789
Royal Bank of Scotland Group PLC (a) 0.225% 8/10/11	4,650,000	4,648,837
Sanofi 0.296% 3/28/12	3,500,000	3,500,000
Target Corp. 0.080% 7/18/11	4,550,000	4,549,828
Walt Disney Co., The (a) 0.110% 8/02/11	4,550,000	4,549,555
Wisconsin Electric Power Corp. 0.140% 7/07/11	1,225,000	1,224,971

The accompanying notes are an integral part of the financial statements.

55

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wisconsin Gas Co. 0.120% 7/06/11	$1,750,000	$1,749,971
Wisconsin Gas Co. 0.150% 7/08/11	1,650,000	1,649,952

		151,773,864

Corporate Debt — 1.1%
Berkshire Hathaway, Inc., 0.447%, due 2/10/12	1,000,000	1,001,184
Sanofi FRN 0.280%, due 7/19/11 (a)	1,000,000	999,860

		2,001,044

Discount Notes — 5.7%
Federal Farm Credit Bank 0.120% 10/28/11	250,000	249,901
Federal Farm Credit Bank 0.200% 11/08/11	425,000	424,693
Federal Farm Credit Bank 0.290% 12/27/11	900,000	898,702
Federal Home Loan Bank 0.060% 8/05/11	500,000	499,971
Federal Home Loan Bank 0.060% 8/09/11	500,000	499,967
Federal Home Loan Bank 0.074% 8/05/11	2,875,000	2,874,793
Federal Home Loan Mortgage Corp. 0.075% 8/22/11	250,000	249,973
Federal Home Loan Mortgage Corp. 0.100% 10/24/11	310,000	309,901
Federal Home Loan Mortgage Corp. 0.110% 9/06/11	150,000	149,969
Federal Home Loan Mortgage Corp. 0.120% 10/21/11	175,000	174,935
Federal Home Loan Mortgage Corp. 0.240% 9/14/11	225,000	224,888
Federal Home Loan Mortgage Corp. 0.260% 9/15/11	205,000	204,887
Federal National Mortgage Association 0.150% 1/17/12	875,000	874,271
Federal National Mortgage Association 0.160% 2/21/12	2,150,000	2,147,754
Federal National Mortgage Association 0.220% 8/08/11	720,000	719,833

		10,504,438

U.S. Treasury Bills — 7.6%
U.S. Treasury Bill 0.100% 12/29/11	2,000,000	1,998,995
U.S. Treasury Bill 0.190% 7/28/11	1,875,000	1,874,732

	Principal Amount	Value
U.S. Treasury Bill 0.194% 8/25/11	$2,500,000	$2,499,257
U.S. Treasury Bill 0.200% 12/15/11	800,000	799,258
U.S. Treasury Bill 0.201% 10/20/11	1,000,000	999,380
U.S. Treasury Bill 0.211% 7/28/11	1,125,000	1,124,822
U.S. Treasury Bill 0.214% 8/25/11	1,000,000	999,672
U.S. Treasury Bill 0.218% 9/22/11	1,000,000	999,497
U.S. Treasury Bill 0.234% 10/20/11	975,000	974,295
U.S. Treasury Bill 0.250% 11/17/11	950,000	949,085
U.S. Treasury Bill 0.274% 1/12/12	1,000,000	998,513

		14,217,506

U.S. Government Obligation — 1.3%
U.S. Treasury Note 0.750%, due 11/30/11	2,450,000	2,456,361

TOTAL SHORT-TERM INVESTMENTS (Cost $180,953,213)		180,953,213

TOTAL INVESTMENTS — 97.4% (Cost $180,953,213) (b)		180,953,213

Other Assets/(Liabilities) — 2.6%		4,752,244

NET ASSETS — 100.0%		$185,705,457

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, these securities amounted to a value of $104,804,016 or 56.44% of net assets.
(b)	See Note 3 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

56

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MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2011 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$601,395,481	$887,906,479	$911,752,160	$-
Short-term investments, at value (Note 2) (b)	80,678,642	33,578,465	41,402,563	180,953,213

Total investments	682,074,123	921,484,944	953,154,723	180,953,213

Cash	119,440	-	363,980	39,291
Receivables from:
Investments sold	2,076,341	14,884,187	20,877,737	4,624,933
Investment adviser (Note 3)	-	-	-	55,801
Fund shares sold	48,367	115,013	7,178	684,363
Variation margin on open futures contracts (Note 2)	78,484	-	579,360	-
Interest and dividends	2,197,695	1,406,971	7,579,721	2,288
Foreign taxes withheld	-	29,598	-	-
Open swap agreements, at value (Note 2)	838,527	-	3,611,520	-

Total assets	687,432,977	937,920,713	986,174,219	186,359,889

Liabilities:
Payables for:
Investments purchased	9,443,104	10,514,849	12,872,482	-
Collateral held for open futures contracts (Note 2)	64,897	-	526,191	-
Fund shares repurchased	345,086	378,908	1,852,772	512,827
Investments purchased on a when-issued basis (Note 2)	76,532,251	-	31,283,504	-
Trustees’ fees and expenses (Note 3)	131,957	169,835	91,297	27,458
Collateral held for open swap agreements (Note 2)	550,000	-	3,020,016	-
Affiliates (Note 3):
Investment management fees	208,031	298,984	309,258	72,258
Service fees	6,497	9,047	47,453	-
Accrued expense and other liabilities	89,789	116,537	16,189	41,889

Total liabilities	87,371,612	11,488,160	50,019,162	654,432

Net assets	$600,061,365	$926,432,553	$936,155,057	$185,705,457

Net assets consist of:
Paid-in capital	$581,767,775	$958,819,067	$896,124,643	$185,721,243
Undistributed (accumulated) net investment income (loss)	4,034,893	20,738,518	12,843,616	-
Distributions in excess of net investment income	-	-	-	(18,775)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(110,666,475)	(170,896,184)	(2,638,059)	2,989
Net unrealized appreciation (depreciation) on investments and foreign currency translations	124,925,172	117,771,152	29,824,857	-

Net assets	$600,061,365	$926,432,553	$936,155,057	$185,705,457

(a) Cost of investments:	$476,235,759	$770,136,432	$881,278,803	$-
(b) Cost of short-term investments:	$80,678,642	$33,578,465	$41,402,563	$180,953,213

The accompanying notes are an integral part of the financial statements.

58

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2011 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$589,292,990	$910,769,948	$856,138,667	$185,705,457

Shares outstanding (a)	32,962,419	43,861,313	66,743,111	185,881,711

Net asset value, offering price and redemption price per share	$17.88	$20.76	$12.83	$1.00

Service Class shares:
Net assets	$10,768,375	$15,662,605	$80,016,390	$-

Shares outstanding (a)	603,364	758,731	6,249,504	-

Net asset value, offering price and redemption price per share	$17.85	$20.64	$12.80	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

59

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund		MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$3,760,433	$9,288,615	$-		$-
Interest	3,589,449	1,430	19,319,572		189,387

Total investment income	7,349,882	9,290,045	19,319,572		189,387

Expenses (Note 3):
Investment management fees	1,276,885	1,860,506	1,847,511		441,760
Custody fees	53,172	41,441	-	*	10,028
Audit fees	15,441	15,795	15,799		15,429
Legal fees	5,326	8,065	-	*	4,777
Proxy fees	409	409	-	*	409
Shareholder reporting fees	35,042	52,913	-	*	12,071
Trustees’ fees	37,045	56,606	31,838		11,837

	1,423,320	2,035,735	1,895,148		496,311
Service fees:
Service Class	12,322	16,856	89,303		-

Total expenses	1,435,642	2,052,591	1,984,451		496,311
Expenses waived (Note 3):
Initial Class fees waived by adviser	-	-	-		(306,924)

Net expenses	1,435,642	2,052,591	1,984,451		189,387

Net investment income (loss)	5,914,240	7,237,454	17,335,121		-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	30,483,492	76,944,718	1,396,055		232
Futures contracts	1,060,162	-	93,185		-
Swap agreements	(56,359)	-	(404,255)		-
Foreign currency transactions	-	927	-		-

Net realized gain (loss)	31,487,295	76,945,645	1,084,985		232

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(7,014,175)	(28,650,127)	7,203,775		-
Futures contracts	(513,697)	-	636,123		-
Swap agreements	310,240	-	1,422,511		-
Translation of assets and liabilities in foreign currencies	-	1,105	-		-

Net change in unrealized appreciation (depreciation)	(7,217,632)	(28,649,022)	9,262,409		-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	24,269,663	48,296,623	10,347,394		232

Net increase (decrease) in net assets resulting from operations	$30,183,903	$55,534,077	$27,682,515		$232

(a) Net of withholding tax of:	$-	$129,371	$-		$-

*	Paid by MassMutual pursuant to investment management agreement.

The accompanying notes are an integral part of the financial statements.

60

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MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,914,240	$13,254,205
Net realized gain (loss) on investment transactions	31,487,295	38,249,886
Net change in unrealized appreciation (depreciation) on investments	(7,217,632)	18,127,356

Net increase (decrease) in net assets resulting from operations	30,183,903	69,631,447

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,531,510)	(12,286,144)
Service Class	(35,721)	(144,207)

Total distributions from net investment income	(2,567,231)	(12,430,351)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(28,471,695)	(59,224,224)
Service Class	942,561	3,104,985

Increase (decrease) in net assets from fund share transactions	(27,529,134)	(56,119,239)

Total increase (decrease) in net assets	87,538	1,081,857
Net assets
Beginning of period	599,973,827	598,891,970

End of period	$600,061,365	$599,973,827

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$4,034,893	$687,884

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

62

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010

$7,237,454	$13,135,340	$17,335,121	$40,073,333	$-	$-
76,945,645	71,479,946	1,084,985	18,603,325	232	3,907
(28,649,022)	34,633,432	9,262,409	6,283,878	-	-

55,534,077	119,248,718	27,682,515	64,960,536	232	3,907

-	(15,657,880)	(7,333,545)	(34,187,215)	-	(56,662)
-	(154,234)	(572,630)	(1,659,585)	-	-

-	(15,812,114)	(7,906,175)	(35,846,800)	-	(56,662)

-	-	(16,070,988)	(4,879,683)	-	-
-	-	(1,346,596)	(172,794)	-	-

-	-	(17,417,584)	(5,052,477)	-	-

(53,224,828)	(48,127,814)	(15,409,095)	(104,361,993)	(3,250,978)	16,561,528
3,482,294	4,261,490	14,604,236	33,895,214	-	-

(49,742,534)	(43,866,324)	(804,859)	(70,466,779)	(3,250,978)	16,561,528

5,791,543	59,570,280	1,553,897	(46,405,520)	(3,250,746)	16,508,773

920,641,010	861,070,730	934,601,160	981,006,680	188,956,203	172,447,430

$926,432,553	$920,641,010	$936,155,057	$934,601,160	$185,705,457	$188,956,203

$20,738,518	$13,501,064	$12,843,616	$3,414,670	$-	$-

$-	$-	$-	$-	$(18,775)	$(18,775)

63

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML Blend Fund

	Initial Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of period	$17.08		$15.51	$13.21	$17.65		$17.19	$15.80

Income (loss) from investment operations:
Net investment income (loss) ***	0.17		0.36	0.37	0.46		0.50	0.46
Net realized and unrealized gain (loss) on investments	0.71		1.55	2.30	(4.41)		0.50	1.38

Total income (loss) from investment operations	0.88		1.91	2.67	(3.95)		1.00	1.84

Less distributions to shareholders:
From net investment income	(0.08)		(0.34)	(0.37)	(0.49)		(0.54)	(0.45)
Tax return of capital	-		-	-	(0.00	) †	-	-

Total distributions	(0.08)		(0.34)	(0.37)	(0.49)		(0.54)	(0.45)

Net asset value, end of period	$17.88		$17.08	$15.51	$13.21		$17.65	$17.19

Total Return ^^	5.11%	**	12.50%	20.55%	(22.73%	)	5.90%	11.78%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$589,293		$590,576	$593,358	$561,752		$865,879	$957,279
Ratio of expenses to average daily net assets	0.47%	*	0.48%	0.49%	0.47%		0.44%	0.43%
Net investment income (loss) to average daily net assets	1.97%	*	2.25%	2.71%	2.91%		2.84%	2.81%
Portfolio turnover rate	146%	**	242%	210%	187%		197%	164%

	Service Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$17.06		$15.49	$13.20	$16.29

Income (loss) from investment operations:
Net investment income (loss) ***	0.15		0.32	0.33	0.09
Net realized and unrealized gain (loss) on investments	0.70		1.55	2.30	(2.95)

Total income (loss) from investment operations	0.85		1.87	2.63	(2.86)

Less distributions to shareholders:
From net investment income	(0.06)		(0.30)	(0.34)	(0.23)
Tax return of capital	-		-	-	(0.00	) †

Total distributions	(0.06)		(0.30)	(0.34)	(0.23)

Net asset value, end of period	$17.85		$17.06	$15.49	$13.20

Total Return ^^	4.98%	**	12.22%	20.25%	(17.62%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$10,768		$9,398	$5,534	$1,676
Ratio of expenses to average daily net assets	0.72%	*	0.73%	0.74%	0.74%	*
Net investment income (loss) to average daily net assets	1.73%	*	2.01%	2.33%	1.90%	*
Portfolio turnover rate	146%	**	242%	210%	187%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

64

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Fund

	Initial Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of period	$19.57		$17.41	$13.65	$23.36		$26.02		$23.95

Income (loss) from investment operations:
Net investment income (loss) ***	0.16		0.27	0.30	0.40		0.47		0.42
Net realized and unrealized gain (loss) on investments	1.03		2.22	3.87	(10.11)		0.66		3.89

Total income (loss) from investment operations	1.19		2.49	4.17	(9.71)		1.13		4.31

Less distributions to shareholders:
From net investment income	-		(0.33)	(0.41)	-		(0.51)		(0.37)
From net realized gains	-		-	-	-		(3.28)		(1.87)
Tax return of capital	-		-	-	-		(0.00	) †	-

Total distributions	-		(0.33)	(0.41)	-		(3.79)		(2.24)

Net asset value, end of period	$20.76		$19.57	$17.41	$13.65		$23.36		$26.02

Total Return ^^	6.08%	**	14.77%	30.71%	(41.58%	)	4.01%		18.00%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$910,770		$909,171	$855,092	$719,154		$1,208,002		$1,321,324
Ratio of expenses to average daily net assets	0.44%	*	0.44%	0.46%	0.44%		0.42%		0.42%
Net investment income (loss) to average daily net assets	1.55%	*	1.54%	1.97%	2.08%		1.72%		1.64%
Portfolio turnover rate	37%	**	113%	106%	129%		110%		136%

	Service Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$19.48		$17.35	$13.64	$20.24

Income (loss) from investment operations:
Net investment income (loss) ***	0.13		0.23	0.23	0.14
Net realized and unrealized gain (loss) on investments	1.03		2.21	3.89	(6.74)

Total income (loss) from investment operations	1.16		2.44	4.12	(6.60)

Less distributions to shareholders:
From net investment income	-		(0.31)	(0.41)	-

Total distributions	-		(0.31)	(0.41)	-

Net asset value, end of period	$20.64		$19.48	$17.35	$13.64

Total Return ^^	5.95%	**	14.48%	30.39%	(32.62%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$15,663		$11,470	$5,979	$1,934
Ratio of expenses to average daily net assets	0.69%	*	0.69%	0.71%	0.71%	*
Net investment income (loss) to average daily net assets	1.32%	*	1.31%	1.52%	2.71%	*
Portfolio turnover rate	37%	**	113%	106%	129%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

65

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Managed Bond Fund

	Initial Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of period	$12.80		$12.49	$11.98	$12.28	$12.07	$12.15

Income (loss) from investment operations:
Net investment income (loss) ***	0.24		0.54	0.52	0.59	0.60	0.58
Net realized and unrealized gain (loss) on investments	0.14		0.32	0.67	(0.31)	0.25	(0.10)

Total income (loss) from investment operations	0.38		0.86	1.19	0.28	0.85	0.48

Less distributions to shareholders:
From net investment income	(0.11)		(0.49)	(0.54)	(0.58)	(0.64)	(0.56)
From net realized gains	(0.24)		(0.06)	(0.14)	-	-	-

Total distributions	(0.35)		(0.55)	(0.68)	(0.58)	(0.64)	(0.56)

Net asset value, end of period	$12.83		$12.80	$12.49	$11.98	$12.28	$12.07

Total Return ^^	3.01%	**	6.96%	10.21%	2.38%	7.10%	4.11%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$856,139		$869,339	$950,074	$563,000	$505,142	$442,034
Ratio of expenses to average daily net assets	0.41%	*	0.41%	0.42%	0.45%	0.46%	0.46%
Net investment income (loss) to average daily net assets	3.75%	*	4.18%	4.23%	4.88%	4.95%	4.80%
Portfolio turnover rate	90%	**	199% >>	262%	97%	87%	77%

	Service Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$12.79		$12.48	$11.97	$12.01

Income (loss) from investment operations:
Net investment income (loss) ***	0.22		0.50	0.49	0.21
Net realized and unrealized gain (loss) on investments	0.13		0.33	0.67	0.02

Total income (loss) from investment operations	0.35		0.83	1.16	0.23

Less distributions to shareholders:
From net investment income	(0.10)		(0.46)	(0.51)	(0.27)
From net realized gains	(0.24)		(0.06)	(0.14)	-

Total distributions	(0.34)		(0.52)	(0.65)	(0.27)

Net asset value, end of period	$12.80		$12.79	$12.48	$11.97

Total Return ^^	2.88%	**	6.70%	9.93%	1.96% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$80,016		$65,262	$30,933	$7,867
Ratio of expenses to average daily net assets	0.66%	*	0.66%	0.67%	0.70% *
Net investment income (loss) to average daily net assets	3.51%	*	3.92%	3.94%	4.63% *
Portfolio turnover rate	90%	**	199% >>	262%	97% ~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

66

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Money Market Fund

	Initial Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) ***	-		-		0.00	†	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	†	0.00	†	(0.00	) †	0.00 †	0.00 †	0.00 †

Total income (loss) from investment operations	0.00	†	0.00	†	0.00	†	0.02	0.05	0.04

Less distributions to shareholders:
From net investment income	-		(0.00	) †	(0.00	) †	(0.02)	(0.05)	(0.04)

Total distributions	-		(0.00	) †	(0.00	) †	(0.02)	(0.05)	(0.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Return ^^	0.00%	**††	0.00%	††	0.07%		2.10%	4.72%	4.54%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$185,705		$188,956		$172,447		$179,947	$109,007	$103,327
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	*	0.54%		0.54%		0.55%	0.56%	0.56%
After expense waiver	0.20%	*#	0.24%	#	0.37%	#	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	-		-		0.05%		2.00%	4.61%	4.44%

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

67

Notes to Financial Statements (Unaudited)

1.	The Fund

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Blend Fund (“Blend Fund”), MML Equity Fund (“Equity Fund”), MML Managed Bond Fund (“Managed Bond Fund”), and MML Money Market Fund (“Money Market Fund”).

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund offers the following two classes of shares: Initial Class and Service Class shares. Service Class shares of the Money Market Fund are not currently available. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds, excluding the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been

68

Notes to Financial Statements (Unaudited) (Continued)

affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

69

Notes to Financial Statements (Unaudited) (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Any illiquid Rule 144A securities or restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently and, therefore, the inputs are unobservable.

The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2011. The Money Market Fund characterized all investments at Level 2, as of June 30, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

70

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level as of June 30, 2011, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Equities
Common Stock
Basic Materials	$12,955,675	$-	$-	$12,955,675
Communications	41,408,307	-	-	41,408,307
Consumer, Cyclical	28,544,159	-	-	28,544,159
Consumer, Non-cyclical	79,297,720	-	-	79,297,720
Diversified	379,772	-	-	379,772
Energy	47,830,028	-	-	47,830,028
Financial	51,454,227	-	-	51,454,227
Industrial	43,019,428	-	-	43,019,428
Technology	50,667,580	-	-	50,667,580
Utilities	11,961,708	-	-	11,961,708

Total Common Stock	367,518,604	-	-	367,518,604

Total Equities	367,518,604	-	-	367,518,604

Bonds & Notes
Total Corporate Debt	-	85,027,183	-	85,027,183

Total Municipal Obligations	-	2,509,057	-	2,509,057

Non-U.S. Government Agency Obligations
Automobile ABS	-	1,306,824	-	1,306,824
Commercial MBS	-	14,317,573	-	14,317,573
Home Equity ABS	-	6,767,111	-	6,767,111
Other ABS	-	1,459,154	706,990	2,166,144
Student Loans ABS	-	4,339,078	-	4,339,078
WL Collateral CMO	-	3,575,192	-	3,575,192
WL Collateral PAC	-	346,408	-	346,408

Total Non-U.S. Government Agency Obligations	-	32,111,340	706,990	32,818,330

Total Sovereign Debt Obligations	-	1,422,598	-	1,422,598

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	361,781	-	361,781
Pass-through Securities	-	78,631,067	-	78,631,067

Total U.S. Government Agency Obligations and Instrumentalities	-	78,992,848	-	78,992,848

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	24,167,915	-	24,167,915

Total U.S. Treasury Obligations	-	24,167,915	-	24,167,915

Total Bonds & Notes	-	224,230,941	706,990	224,937,931

Total Mutual Funds	8,938,946	-	-	8,938,946

Total Long-Term Investments	376,457,550	224,230,941	706,990	601,395,481

Total Short-Term Investments	-	80,678,642	-	80,678,642

Total Investments	$376,457,550	$304,909,583	$706,990	$682,074,123

71

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Managed Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$367,115,548	$-	$367,115,548

Total Municipal Obligations	-	8,864,122	-	8,864,122

Non-U.S. Government Agency Obligations
Automobile ABS	-	5,875,793	-	5,875,793
Commercial MBS	-	63,977,761	-	63,977,761
Home Equity ABS	-	27,180,127	-	27,180,127
Other ABS	-	5,925,427	874,435	6,799,862
Student Loans ABS	-	19,668,470	-	19,668,470
WL Collateral CMO	-	9,917,202	-	9,917,202
WL Collateral PAC	-	1,284,789	-	1,284,789

Total Non-U.S. Government Agency Obligations	-	133,829,569	874,435	134,704,004

Total Sovereign Debt Obligations	-	6,744,671	-	6,744,671

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	471,601	-	471,601
Pass-Through Securities	-	327,784,499	-	327,784,499

Total U.S. Government Agency Obligations and Instrumentalities	-	328,256,100	-	328,256,100

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	66,067,715	-	66,067,715

Total U.S. Treasury Obligations	-	66,067,715	-	66,067,715

Total Bonds & Notes	-	910,877,725	874,435	911,752,160

Total Long-Term Investments	-	910,877,725	874,435	911,752,160

Total Short-Term Investments	-	41,402,563	-	41,402,563

Total Investments	$-	$952,280,288	$874,435	$953,154,723

The following is the aggregate value by input level as of June 30, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Interest Rate Risk	$78,008	$-	$-	$78,008
Swap Agreements
Credit Risk	-	838,527	-	838,527

72

Notes to Financial Statements (Unaudited) (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Managed Bond Fund
Futures Contracts
Interest Rate Risk	$576,730	$-	$-	$576,730
Swap Agreements
Credit Risk	-	3,611,520	-	3,611,520

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended June 30, 2011. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Net Transfers into Level 3*	Net Transfers (out) of Level 3*	Balance as of 6/30/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/11
Blend Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$530,195	$-	$-	$176,795	$-	$-	$-	$-	$706,990	$176,795

Managed Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$655,767	$-	$-	$218,668	$-	$-	$-	$-	$874,435	$218,668

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.

The Funds had no transfers in or out of Level 3 of the fair value hierarchy during the period ended June 30, 2011.

73

Notes to Financial Statements (Unaudited) (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2011, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Blend Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A

Interest Rate Swaps**
Hedging/Risk Management	A	A
Substitution for Direct Investment	A	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A

Rights and Warrants
Result of a Corporate Action	A

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At June 30, 2011, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$78,008	$78,008
Swap Agreements*	838,527	-	-	838,527

Total Value	$838,527	$-	$78,008	$916,535

Realized Gain (Loss)#
Futures Contracts	$-	$-	$1,060,162	$1,060,162
Swap Agreements	36,472	-	(92,831)	(56,359)
Warrants	-	(4,060)	-	(4,060)

Total Realized Gain (Loss)	$36,472	$(4,060)	$967,331	$999,743

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(513,697)	$(513,697)
Swap Agreements	236,857	-	73,383	310,240

Total Change in Appreciation (Depreciation)	$236,857	$-	$(440,314)	$(203,457)

74

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	143	143
Swap Agreements	$15,088,824	$-	$8,150,000	$23,238,824
Warrants	-	825	-	825

Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$576,730	$576,730
Swap Agreements*	3,611,520	-	-	3,611,520

Total Value	$3,611,520	$-	$576,730	$4,188,250

Realized Gain (Loss)#
Futures Contracts	$-	$-	$93,185	$93,185
Swap Agreements	(11,615)	-	(392,640)	(404,255)

Total Realized Gain (Loss)	$(11,615)	$-	$(299,455)	$(311,070)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$636,123	$636,123
Swap Agreements	1,111,516	-	310,995	1,422,511

Total Change in Appreciation (Depreciation)	$1,111,516	$-	$947,118	$2,058,634

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	664	664
Swap Agreements	$63,737,683	$-	$34,550,000	$98,287,683

*	Statements of Assets and Liabilities location: Receivables from: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent the average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2011.

Further details regarding the derivatives and other investments held by the Funds during the period ended June 30, 2011, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

75

Notes to Financial Statements (Unaudited) (Continued)

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at June 30, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Blend Fund
BUYS
96	U.S. Treasury Note 2 Year	9/30/11	$21,057,000	$53,825
5	U.S. Treasury Note 5 Year	9/30/11	595,977	5,137

				$58,962

SELLS
25	U.S. Treasury Bond 30 Year	9/21/11	$3,075,781	$19,046

Managed Bond Fund
BUYS
331	U.S. Treasury Note 2 Year	9/30/11	$72,602,781	$205,627
162	U.S. Treasury Note 5 Year	9/30/11	19,309,641	166,451

				$372,078

SELLS
161	U.S. Treasury Bond 30 Year	9/21/11	$19,808,031	$122,658
43	U.S. Treasury Note 10 Year	9/21/11	5,260,110	81,994

				$204,652

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return

76

Notes to Financial Statements (Unaudited) (Continued)

for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If a Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the period when a credit default swap is open, the transaction is marked to market in accordance with the terms of the agreement. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

77

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open swap agreements at June 30, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund*
Credit Default Swaps
875,000	USD	10/12/52	Bank of America N.A.	Buy	(0.100%	)	CMBX.NA.AAA.1	$(10,259)	$42,109	$31,850
3,150,000	USD	10/12/52	Bank of America N.A.	Buy	(0.500%	)	CMBX.NA.AM.1	(44,415)	252,000	207,585

								(54,674)	294,109	239,435

500,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	Kingdom of Spain	7,925	30,803	38,728
250,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	Kingdom of Spain	2,008	17,356	19,364
250,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	Kingdom of Spain	3,494	15,870	19,364
250,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	Kingdom of Spain	4,543	14,821	19,364
200,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000%	)	Centex Corp.	226	3,704	3,930

								18,196	82,554	100,750

775,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580%	)	Marriott International, Inc.	18,119	-	18,119

925,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(58,830)	92,500	33,670
3,145,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(189,615)	304,094	114,479
365,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(10,439)	23,725	13,286
950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(22,816)	57,396	34,580
400,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(4,440)	19,000	14,560
800,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500%	)	CMBX.NA.AM.1	(5,280)	58,000	52,720
800,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500%	)	CMBX.NA.AM.1	(5,280)	58,000	52,720
1,575,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500%	)	CMBX.NA.AM.1	(10,395)	114,187	103,792

								(307,095)	726,902	419,807

250,000	USD	6/20/16	JP Morgan Chase Bank	Buy	(1.000%	)	Kingdom of Spain	3,494	15,870	19,364
530,000	USD	6/20/16	JP Morgan Chase Bank	Buy	(1.000%	)	Kingdom of Spain	9,402	31,650	41,052

								12,896	47,520	60,416

Managed Bond Fund**
Credit Default Swaps
3,950,000	USD	10/12/52	Bank of America N.A.	Buy	(0.100%	)	CMBX.NA.AAA.1	$(46,314)	$190,094	$143,780
13,500,000	USD	10/12/52	Bank of America N.A.	Buy	(0.500%	)	CMBX.NA.AM.1	(190,350)	1,080,000	889,650

								(236,664)	1,270,094	1,033,430

78

Notes to Financial Statements (Unaudited) (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Managed Bond Fund** (continued)
Credit Default Swaps (continued)
2,350,000	USD	6/20/16	Barclays Bank PLC	Buy	1.000%		Kingdom of Spain	$37,247	$144,775	$182,022
1,175,000	USD	6/20/16	Barclays Bank PLC	Buy	1.000%		Kingdom of Spain	9,439	81,572	91,011
1,175,000	USD	6/20/16	Barclays Bank PLC	Buy	1.000%		Kingdom of Spain	16,422	74,589	91,011
1,175,000	USD	6/20/16	Barclays Bank PLC	Buy	1.000%		Kingdom of Spain	21,352	69,659	91,011
637,500	USD	6/20/14	Barclays Bank PLC	Buy	(1.000%	)	Centex Corp.	720	11,806	12,526

								85,180	382,401	467,581

1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580%	)	Marriott International, Inc.	26,302	-	26,302

2,950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(187,620)	295,000	107,380
10,030,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(604,720)	969,812	365,092
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(120,120)	273,000	152,880
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(100,870)	253,750	152,880
4,575,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100%	)	CMBX.NA.AAA.1	(50,783)	217,313	166,530
3,375,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500%	)	CMBX.NA.AM.1	(22,275)	244,687	222,412
3,375,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500%	)	CMBX.NA.AM.1	(22,275)	244,687	222,412
6,750,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500%	)	CMBX.NA.AM.1	(44,550)	489,375	444,825

								(1,153,213)	2,987,624	1,834,411

1,075,000	USD	6/20/16	JP Morgan Chase Bank	Buy	1.000%		Kingdom of Spain	15,024	68,241	83,265
2,150,000	USD	6/20/16	JP Morgan Chase Bank	Buy	1.000%		Kingdom of Spain	38,141	128,390	166,531

								53,165	196,631	249,796

USD	U.S. Dollar
*	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $550,000 in cash at June 30, 2011.
**	Collateral for swap agreements received from Barclays Bank PLC, Goldman Sachs & Co., and JP Morgan Chase Bank amounted to $550,016, $2,210,000 and $260,000 in cash, respectively, at June 30, 2011.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the

79

Notes to Financial Statements (Unaudited) (Continued)

underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

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Notes to Financial Statements (Unaudited) (Continued)

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Blend Fund and Managed Bond Fund had dollar roll transactions during period ended June 30, 2011, which were accounted for as purchase and sale transactions.

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Notes to Financial Statements (Unaudited) (Continued)

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis.

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Notes to Financial Statements (Unaudited) (Continued)

Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

83

Notes to Financial Statements (Unaudited) (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% of the first $100 million,
0.45% of the next $200 million,
0.40% of the next $200 million,
0.35% of any excess over $500 million

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), pursuant to which Babson Capital serves as the Blend Fund’s, Managed Bond Fund’s, and Money Market Fund’s subadviser providing day-to-day management of each Fund’s investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund, and 0.10% of the average daily net assets of the Managed Bond Fund.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), pursuant to which OFI serves as one of the subadvisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund’s investments. OFI is a majority-owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages.

MassMutual has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund’s investments. Loomis Sayles receives a fee from MassMutual based upon the average daily net assets of the portion of the Equity Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

84

Notes to Financial Statements (Unaudited) (Continued)

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Expense Caps and Waivers

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice. Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$610,468,467	$273,758,027	$615,920,137	$287,214,141
Equity Fund	-	343,969,425	-	406,455,575
Managed Bond Fund	708,169,238	121,221,668	753,352,983	87,016,909

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	555,359	$9,820,044	1,140,196	$18,291,757
Issued as reinvestment of dividends	142,219	2,531,510	764,142	12,286,144
Redeemed	(2,310,382)	(40,823,249)	(5,589,914)	(89,802,125)

Net increase (decrease)	(1,612,804)	$(28,471,695)	(3,685,576)	$(59,224,224)

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Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Blend Fund Service Class
Sold	107,849	$1,901,039	250,215	$4,009,620
Issued as reinvestment of dividends	2,009	35,721	8,951	144,207
Redeemed	(57,261)	(994,199)	(65,551)	(1,048,842)

Net increase (decrease)	52,597	$942,561	193,615	$3,104,985

Equity Fund Initial Class
Sold	503,406	$10,361,764	3,040,675	$54,035,761
Issued as reinvestment of dividends	-	-	963,837	15,657,880
Redeemed	(3,088,310)	(63,586,592)	(6,686,871)	(117,821,455)

Net increase (decrease)	(2,584,904)	$(53,224,828)	(2,682,359)	$(48,127,814)

Equity Fund Service Class
Sold	187,028	$3,831,365	288,971	$5,092,817
Issued as reinvestment of dividends	-	-	9,530	154,234
Redeemed	(16,961)	(349,071)	(54,477)	(985,561)

Net increase (decrease)	170,067	$3,482,294	244,024	$4,261,490

Managed Bond Fund Initial Class
Sold	1,477,072	$18,959,682	14,734,992	$189,018,469
Issued as reinvestment of dividends	1,866,044	23,404,533	3,060,620	39,066,898
Redeemed	(4,510,456)	(57,773,310)	(12,571,787)	(162,447,360)
Redemptions in-kind	-	-	(13,378,324)	(170,000,000)

Net increase (decrease)	(1,167,340)	$(15,409,095)	(8,154,499)	$(104,361,993)

Managed Bond Fund Service Class
Sold	1,260,754	$16,114,843	2,950,215	$38,071,156
Issued as reinvestment of dividends	153,209	1,919,226	143,346	1,832,379
Redeemed	(268,494)	(3,429,833)	(468,413)	(6,008,321)

Net increase (decrease)	1,145,469	$14,604,236	2,625,148	$33,895,214

Money Market Fund Initial Class
Sold	44,815,522	$44,773,001	133,816,506	$133,712,431
Issued as reinvestment of dividends	-	-	56,716	56,662
Redeemed	(48,069,588)	(48,023,979)	(117,295,519)	(117,207,565)

Net increase (decrease)	(3,254,066)	$(3,250,978)	16,577,703	$16,561,528

6.	Federal Income Tax Information

At June 30, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$556,914,401	$128,922,388	$(3,762,666)	$125,159,722
Equity Fund	803,714,897	134,179,645	(16,409,598)	117,770,047
Managed Bond Fund	922,681,366	36,587,000	(6,113,643)	30,473,357

Note: The aggregate cost for investments for the Money Market Fund at June 30, 2011, is the same for financial reporting and federal income tax purposes.

86

Notes to Financial Statements (Unaudited) (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2011	Expiring 2016	Expiring 2017
Blend Fund	$44,045,298	$36,368,089	$48,423,294
Equity Fund	-	34,005,827	196,586,129

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The Managed Bond Fund elected to defer to the fiscal year beginning January 1, 2011, post-October capital losses in the amount of $1,044,323.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,430,351	$-	$-
Equity Fund	15,812,114	-	-
Managed Bond Fund	40,899,277	-	-
Money Market Fund	56,662	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, swap agreements, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$325,204	$(128,836,681)	$(110,944)	$119,299,339
Equity Fund	13,646,046	(230,591,956)	(144,982)	129,170,301
Managed Bond Fund	13,471,828	5,388,366	(1,070,301)	19,881,765
Money Market Fund	5,947	-	(21,965)	-

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Notes to Financial Statements (Unaudited) (Continued)

The Funds did not have any unrecognized tax benefits at June 30, 2011, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund, plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund were to enter into a settlement agreement with the Official Committee or the Plaintiffs, the payment of such judgment or settlement could have a material adverse effect on the Fund’s net asset value.

9.	Subsequent Events

Management has evaluated the events and transactions subsequent to June 30, 2011, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” The financial statements do not reflect the effect of such downgrade because it occurred after the period end. While the long-term impact of the downgrade is uncertain, it may lead to increased volatility, particularly in the short-term. For Funds that invest in U.S. government obligations, the value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the United States’ credit ratings.

88

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Blend Fund, Equity Fund, Managed Bond Fund, and Money Market Fund. In preparation for the meeting, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Trustees received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Trustees in their evaluation of the Contracts. The Trustees also considered information presented to them throughout the year regarding MassMutual and each of the subadvisers.

The Trustees considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Trustees then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Trustees’ review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Trustees also noted that they had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibilities for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Trustees in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Trustee questions and provided additional information concerning each Fund.

89

Other Information (Unaudited) (Continued)

The Trustees reviewed the expense and performance information for each Fund. (References to any one-year or three-year period below are to periods ended December 31, 2010.)

The Trustees considered as a preliminary matter that the expenses of all of the Funds were in the first or second quartile of their peer groups (favorable).

As to the Money Market Fund, whose relative performance was in the third quartile for the one- and three-year periods, MassMutual noted, and the Trustees considered, that yields on money market funds continue to be extremely low overall and that very small differences in yield, in many cases reflective of little more than differences in expense waivers, can make significant differences in relative performance. MassMutual reported that it continues to have a high degree of confidence in the Fund’s portfolio management team.

The Trustees considered that the Blend Fund had experienced performance in the second quartile of its performance category for the one- and three-year periods and determined that further inquiry was not required at this time. The Trustees also considered that the Equity Fund’s performance had improved to the second quartile for the one-year period from the third quartile for the three-year period; MassMutual attributed the improvement to a portfolio manager change in 2008.

As to the Managed Bond Fund, the Trustees considered MassMutual’s statement that it has a high level of confidence in the portfolio management team of the Fund, noting that the team has been very stable over time in terms of staff and process. MassMutual noted that, although long-term performance of the Fund remains competitive, the Fund underperformed in 2010, due principally to the strategy’s underexposure to commercial mortgage-backed securities and lower-quality bonds, including “junk” bonds.

In conjunction with their review of the Third-Party Report, the Trustees also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Funds and each individual Fund, which included a sensitivity analysis of the expected level of profitability assuming increased Fund assets at specified levels. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of each subadviser appear well suited to each Fund, given its investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interest of each Fund’s shareholders.

90

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2011:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.47%	$1,051.10	$2.39	$1,022.50	$2.36
Service Class	1,000	0.72%	1,049.80	3.66	1,021.20	3.61
Equity Fund
Initial Class	1,000	0.44%	1,060.80	2.25	1,022.60	2.21
Service Class	1,000	0.69%	1,059.50	3.52	1,021.40	3.46
Managed Bond Fund
Initial Class	1,000	0.41%	1,030.10	2.06	1,022.80	2.06
Service Class	1,000	0.66%	1,028.80	3.32	1,021.50	3.31
Money Market Fund
Initial Class	1,000	0.20%	1,000.00	0.99	1,023.80	1.00

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

91

MML Series Investment Fund II
Semiannual Report

MML China Fund

MML Enhanced Index Core Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small/Mid Cap Equity Fund

MML Strategic Emerging Markets Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2011

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“The financial markets don’t always do what seems most logical. That’s why trying to predict market behavior can be so unwise. Maintaining a long-term outlook despite short-term market gyrations is not always easy, especially in this world of real-time, full-time access to investment information. With 2011 half over, now may be an appropriate time to consult with your financial professional and review your overall retirement investing strategy – particularly your risk tolerance, time horizon, and anticipated spending needs – to make sure you are giving yourself the best opportunity to reach your financial goals.”

June 30, 2011

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2011. Domestic stock markets advanced for the first half of the year, despite losing significant ground in May and June when fresh concerns surfaced about the sustainability of the U.S. economic recovery and Greece’s fiscal woes once again took center stage. On the economic front, unemployment levels began to moderate in the first quarter, but climbed to a level of 9.1% in the second. The housing market continued to suffer from persistent weakness, and new home prices hit their lowest levels since mid-2000. Furthermore, numerous problems, including debt concerns in Europe, continued unrest in the Middle East, and the earthquake-triggered tragedies in Japan, caused significant investor anxiety – which prompted commodity prices (particularly oil and gold) to rise steadily in the first quarter, only to pull back somewhat in the second. Against this backdrop, the U.S. dollar lost significant traction against most other major world currencies except the Japanese yen.

Key events that defined the period

During the first six months of 2011, the U.S. government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing discussion over where to cut spending – and whether or not to raise taxes. Key areas of debate included Medicare, Medicaid, the 2010 Affordable Care Act, Social Security, defense spending, and farm subsidies. In the investment markets, many pundits believed that the Federal Reserve’s (the “Fed”) November 2010 decision to engage in another round of quantitative easing – known as QE2 – was the main driver of the equity markets in late 2010 and early 2011. However, as the second quarter came to a close, so did QE2.

On the international stage, ongoing unrest in Egypt and Libya contributed to continued volatility in oil prices. Commodity prices (including oil) declined somewhat starting in June, however, and drivers got some relief toward the end of the month when President Obama announced the release of millions of barrels of oil from the U.S. Strategic Petroleum Reserve, which helped drive gasoline prices lower. In Japan, the one-two-three punch of an earthquake, tsunami, and nuclear accident resulted in widespread loss of life and property destruction, which had a devastating impact on the Japanese economy – and reverberating effects (although to a much lesser degree) on numerous economies throughout the world.

During the last week of June, Greece implemented a €78 billion (euro) package of austerity measures, which qualified the struggling country to receive the next portion of bailout funds from the European Union and avoid the euro area’s first member default. Investors breathed a sigh of relief, and equity markets surged.

Domestic stock indexes turned in positive returns for the six months ended June 30, 2011. The Dow Jones Industrial AverageSM, a measure of blue-chip domestic stock performance, advanced the most, with its 7.23% return. Similarly, the S&P 500® Index, an indicator of large-cap stock performance, gained 6.02%, while the technology-focused NASDAQ Composite® Index returned 4.55%. The Russell 2000® Index, which tracks the progress of small-cap stocks, gained 6.21% for the six months. Finally, the MSCI® EAFE® Index, an indicator of foreign developed-market stocks, posted a 4.98% return. Fixed-income investments made a bit of progress during the period, but mainly trailed stocks, as the Barclays Capital U.S. Aggregate Bond Index advanced 2.72%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Continued)

Unemployment, housing, and gross domestic product

One of the most challenging economic issues of the past few years has been the high rate of unemployment in the U.S. Some reasons for optimism with respect to this key economic measure emerged during the six months, but problems remained. For example, in March, American companies added 216,000 jobs, more than the 190,000 that had been projected by a number of leading economists. Nevertheless, in June, it was reported that the U.S. unemployment rate had risen to 9.1% after the creation of only 54,000 jobs in May. The market had been expecting an easing of the unemployment rate to 8.9% and the creation of 160,000 jobs. Initial claims for unemployment benefits by U.S. workers remained above 400,000 throughout the month – a weekly figure below 400,000 is generally seen as an indicator that the economy is adding more jobs than it is losing.

Despite the challenges, there were some reasons for optimism as June came to a close. Indeed, the Fed kept its commitment to low interest rates for an extended period of time following its late June meeting, and Fed Chairman Ben Bernanke announced the end of QE2. Additionally, the release of first quarter 2011 gross domestic product (“GDP”) figures showed the economy still growing, although at a slower pace than during the fourth quarter of 2010.

Keeping it in perspective

Unsettling news on the economy, the end of QE2, and more problems from the euro zone present a challenging backdrop for stock prices. Yet, the S&P 500 Index closed the second quarter above 1,320, down less than 4% from its recent highs. The financial markets don’t always do what seems most logical. That’s why trying to predict market behavior can be so unwise. Maintaining a long-term outlook despite short-term market gyrations is not always easy, especially in this world of real-time, full-time access to investment information. With 2011 half over, now may be an appropriate time to consult with your financial professional and review your overall retirement investing strategy – particularly your risk tolerance, time horizon, and anticipated spending needs – to make sure you are giving yourself the best opportunity to reach your financial goals.

Thank you for your continued confidence in MassMutual. Our goal is to help you weather the short-term uncertainties in the financial markets today – so you can help yourself achieve a more secure financial future.

Sincerely,

Richard J. Byrne

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Portfolio Summaries

What is the investment approach of MML China Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital growth of assets by investing, under normal circumstances, at least 80% of its net assets in securities of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund’s subadviser. The Fund’s subadviser is Baring International Investment Limited (Baring).

MML China Fund Largest Holdings (% of Net Assets) on 6/30/11 (Unaudited)

Industrial & Commercial Bank of China	6.3%
Tencent Holdings Ltd.	4.6%
CNOOC Ltd.	4.2%
PetroChina Co. Ltd. Class H	3.2%
China Construction Bank Corp. Class H	2.5%
Ping An Insurance Group Co. of China Ltd. Class H	2.4%
China Pacific Insurance Group Co. Ltd. Class H	2.3%
China Unicom Ltd.	2.2%
China Petroleum & Chemical Corp. Class H	2.0%
Comba Telecom Systems Holdings Ltd.	1.9%

31.6%

MML China Fund Country Weightings (% of Net Assets) on 6/30/11 (Unaudited)

China	37.5%
Cayman Islands	33.8%
Hong Kong	18.1%
Bermuda	6.9%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Enhanced Index Core Equity Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the S&P 500 Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500” and “S&P 500®” are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MML Enhanced Index Core Equity Fund Largest Holdings (% of Net Assets) on 6/30/11 (Unaudited)

Exxon Mobil Corp.	3.7%
Apple, Inc.	2.8%
Chevron Corp.	2.3%
General Electric Co.	2.3%
International Business Machines Corp.	2.0%
Pfizer, Inc.	2.0%
JP Morgan Chase & Co.	1.9%
Microsoft Corp.	1.7%
AT&T, Inc.	1.6%
Johnson & Johnson	1.6%

21.9%

MML Enhanced Index Core Equity Fund Sector Table (% of Net Assets) on 6/30/11 (Unaudited)

Consumer, Non-cyclical	21.3%
Financial	13.7%
Technology	13.7%
Energy	12.9%
Industrial	11.8%
Communications	11.1%
Consumer, Cyclical	8.0%
Basic Materials	3.7%
Utilities	3.2%
Diversified	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML High Yield Fund Quality Structure (% of Net Assets) on 6/30/11 (Unaudited)

Baa/BBB	1.2%
Ba/BB	15.2%
B and Below	79.9%

Total Long-Term Investments	96.3%
Other Assets and Liabilities	3.7%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 15% of its assets in non-U.S. holdings, but will normally (though not necessarily) hedge foreign-currency risk back to the U.S. dollar. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 6/30/11 (Unaudited)

U.S. Government, Aaa/AAA	113.3%
Aa/AA	3.9%
A/A	3.4%
Baa/BBB	1.5%

Total Long-Term Investments	122.1%
Short-Term Investments and Other Assets and Liabilities	(22.1)%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Short-Duration Bond Fund Quality Structure (% of Net Assets) on 6/30/11 (Unaudited)

U.S. Government, Aaa/AAA	43.3%
Aa/AA	3.9%
A/A	4.4%
Baa/BBB	11.2%
Ba/BB	4.8%
B and Below	0.7%

Total Long-Term Investments	68.3%
Short-Term Investments and Other Assets and Liabilities	31.7%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Small/Mid Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500™ Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI). Effective May 1, 2011, the name of this Fund changed from MML Small Cap Equity Fund to MML Small/Mid Cap Equity Fund and the Fund’s investment strategy changed from investing in small-capitalization companies to investing in small- and mid-capitalization companies.

MML Small/Mid Cap Equity Fund Largest Holdings (% of Net Assets) on 6/30/11 (Unaudited)

Healthspring, Inc.	1.3%
HollyFrontier Corp.	1.2%
Robert Half International, Inc.	1.1%
Semtech Corp.	1.1%
MSCI, Inc. Class A	1.1%
Old Dominion Freight Line, Inc.	1.0%
Questcor Pharmaceuticals, Inc.	1.0%
Imax Corp.	1.0%
The AES Corp.	0.9%
Digital Realty Trust, Inc.	0.9%

10.6%

MML Small/Mid Cap Equity Fund Sector Table (% of Net Assets) on 6/30/11 (Unaudited)

Consumer, Non-cyclical	19.4%
Financial	18.9%
Industrial	15.3%
Consumer, Cyclical	12.7%
Technology	10.7%
Communications	6.6%
Energy	6.2%
Utilities	4.9%
Basic Materials	4.2%
Diversified	0.1%

Total Long-Term Investments	99.0%
Other Assets and Liabilities	1.0%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Continued)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 6/30/11 (Unaudited)

Vale SA Sponsored ADR (Brazil)	4.5%
CNOOC Ltd.	3.7%
China Construction Bank Corp. Class H	3.3%
Industrial & Commercial Bank of China	3.3%
Sberbank	3.2%
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	3.1%
Hon Hai Precision Industry Co. Ltd.	2.8%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	2.7%
Hyundai Mobis	2.6%
America Movil SAB de CV Sponsored ADR (Mexico)	2.5%

31.7%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 6/30/11 (Unaudited)

Brazil	15.2%
Republic of Korea	11.2%
China	8.3%
Taiwan	8.3%
Russia	7.8%
Hong Kong	6.9%
Cayman Islands	6.6%
India	6.2%
Mexico	4.2%
Indonesia	3.9%
Channel Islands	3.1%
Bermuda	2.4%
South Africa	2.2%
Malaysia	1.8%
Canada	1.6%
Poland	1.4%
United Kingdom	1.3%
Netherlands	1.1%
Luxembourg	1.0%
Turkey	0.7%

Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

MML China Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.3%

COMMON STOCK — 96.3%
Advertising — 0.6%
Focus Media Holding Ltd. ADR (China) (a)	4,066	$126,453

Auto Manufacturers — 1.0%
Brilliance China Automotive Holdings Ltd. (a)	212,000	238,104

Automotive & Parts — 1.2%
Xinyi Glass Holdings Co. Ltd.	282,000	281,071

Banks — 13.4%
Agricultural Bank of China Ltd.	563,000	296,632
Bank of China Ltd. Class H	460,100	225,708
China Construction Bank Corp. Class H	683,260	569,575
China Merchants Bank Co. Ltd.	128,000	311,532
China Minsheng Banking Corp. Ltd. Class H	243,200	225,261
Industrial & Commercial Bank of China	1,873,545	1,434,561

		3,063,269

Biotechnology — 1.0%
WuXi PharmaTech Cayman, Inc. Sponsored ADR (Cayman Islands) (a)	12,500	219,500

Building Materials — 4.5%
Anhui Conch Cement Co. Ltd. Class H	78,000	369,511
BBMG Corp.	132,500	199,500
China Resources Cement Holdings Ltd.	192,000	182,061
China Shanshui Cement Group	238,000	273,565

		1,024,637

Coal — 5.0%
China Coal Energy Co. Class H	151,000	204,700
China Shenhua Energy Co. Ltd. Class H	48,500	233,504
Inner Mongolia Yitai Coal Co.	57,300	334,862
Yanzhou Coal Mining Co. Ltd. Class H	96,000	368,904

		1,141,970

Commercial Services — 1.3%
Cosco Pacific Ltd.	162,000	285,425

Computers — 1.5%
Lenovo Group Ltd.	596,000	342,409

Electrical Components & Equipment — 0.9%
Zhuzhou CSR Times Electric Co. Ltd. Class H	60,000	202,364

	Number of Shares	Value
Electronics — 1.6%
TPK Holding Co. Ltd. (a)	12,000	$368,155

Energy – Alternate Sources — 1.0%
GCL-Poly Energy Holdings Ltd.	418,000	217,408

Foods — 1.7%
China Corn Oil Co. Ltd.	218,000	143,782
China Yurun Food Group Ltd.	88,000	249,397

		393,179

Health Care – Products — 2.2%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	176,000	255,803
Trauson Holdings Co. Ltd.	616,000	245,392

		501,195

Holding Company – Diversified — 1.4%
Dah Chong Hong Holdings Ltd.	273,000	324,919

Home Furnishing — 1.0%
Skyworth Digital Holdings Ltd.	374,000	225,537

Insurance — 8.0%
China Life Insurance Co. Ltd.	53,000	182,659
China Pacific Insurance Group Co. Ltd. Class H	124,970	520,200
China Taiping Insurance Holdings Co. Ltd. (a)	110,800	249,966
PICC Property & Casualty Co. Ltd. Class H (a)	194,000	331,837
Ping An Insurance Group Co. of China Ltd. Class H	52,000	542,618

		1,827,280

Internet — 8.4%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	1,700	238,221
NetEase.com, Inc. Sponsored ADR (Cayman Islands) (a)	7,700	347,193
SINA Corp. (a)	2,610	271,701
Tencent Holdings Ltd.	38,400	1,054,148

		1,911,263

Iron & Steel — 2.7%
Citic Pacific Ltd.	82,000	207,022
Maanshan Iron & Steel Co. Ltd. Class H	248,000	114,549
Xingda International Holdings Ltd.	294,000	286,835

		608,406

Lodging — 1.2%
Galaxy Entertainment Group Ltd. (a)	130,000	280,417

Machinery – Construction & Mining — 2.5%
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd.	60,580	115,976

The accompanying notes are an integral part of the financial statements.

MML China Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
International Mining Machinery Holdings Ltd.	303,500	$293,801
Sany Heavy Equipment International Holdings Co. Ltd.	141,000	160,892

		570,669

Media — 0.9%
Phoenix Satellite Television Holdings Ltd.	546,000	216,083

Metal Fabricate & Hardware — 1.4%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	755,000	316,744

Oil & Gas — 9.8%
China Petroleum & Chemical Corp. Class H	444,000	450,305
CNOOC Ltd.	405,000	953,557
Kunlun Energy Co. Ltd	62,000	107,112
PetroChina Co. Ltd. Class H	494,000	720,135

		2,231,109

Oil & Gas Services — 0.7%
China Oilfield Services Ltd.	92,000	169,172

Pharmaceuticals — 1.8%
Sino Biopharmaceutical Ltd.	1,124,000	402,719

Real Estate — 2.5%
China Resources Land Ltd.	64,000	115,554
KWG Property Holding Ltd.	343,000	228,689
Poly Hong Kong Investments Ltd.	342,000	227,007

		571,250

Retail — 6.1%
Belle International Holdings Ltd.	121,000	256,766
China ZhengTong Auto Services Holdings Ltd. (a)	224,000	253,742
Daphne International Holdings Ltd.	104,000	92,891
IT Ltd.	322,000	315,283
Springland International Holdings Ltd.	384,000	321,854
Trinity Ltd.	150,000	151,619

		1,392,155

Semiconductors — 1.0%
Spreadtrum Communications, Inc. Sponsored ADR (Cayman Islands) (a)	14,100	222,216

Shipbuilding — 0.6%
China Rongsheng Heavy Industry Group Co. Ltd.	229,000	138,990

Software — 1.4%
Kingdee International Software Group Co. Ltd.	588,000	318,141

	Number of Shares	Value
Telecommunications — 8.0%
AAC Acoustic Technologies Holdings, Inc.	116,000	$273,509
China Mobile Ltd.	40,500	377,376
China Telecom Corp. Ltd. Class H	206,000	134,089
China Unicom Ltd.	242,000	490,665
Comba Telecom Systems Holdings Ltd.	405,900	428,536
ZTE Corp. Class H	33,400	121,127

		1,825,302

TOTAL COMMON STOCK (Cost $20,843,575)		21,957,511

TOTAL EQUITIES (Cost $20,843,575)		21,957,511

TOTAL LONG-TERM INVESTMENTS (Cost $20,843,575)		21,957,511

	Principal Amount
SHORT-TERM INVESTMENTS — 3.8%
Repurchase Agreement — 3.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/11, 0.010%, due 7/01/11 (b)	$857,550	857,550

TOTAL SHORT-TERM INVESTMENTS (Cost $857,550)		857,550

TOTAL INVESTMENTS — 100.1% (Cost $21,701,125) (c)		22,815,061

Other Assets/(Liabilities) — (0.1)%		(12,484)

NET ASSETS — 100.0%		$22,802,577

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $857,551. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $875,062.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	887	$11,088
Omnicom Group, Inc.	494	23,791

		34,879

Aerospace & Defense — 2.1%
The Boeing Co.	195	14,416
General Dynamics Corp.	693	51,642
Goodrich Corp.	98	9,359
L-3 Communications Holdings, Inc.	297	25,973
Lockheed Martin Corp.	793	64,209
Northrop Grumman Corp.	791	54,856
Raytheon Co.	290	14,457
Rockwell Collins, Inc.	99	6,107
United Technologies Corp.	1,474	130,464

		371,483

Agriculture — 2.3%
Altria Group, Inc.	2,916	77,011
Archer-Daniels-Midland Co.	84	2,533
Lorillard, Inc.	399	43,439
Philip Morris International, Inc.	3,903	260,603
Reynolds American, Inc.	494	18,303

		401,889

Airlines — 0.1%
Southwest Airlines Co.	1,391	15,885

Apparel — 0.3%
Nike, Inc. Class B	393	35,362
VF Corp.	198	21,495

		56,857

Auto Manufacturers — 0.7%
Ford Motor Co. (a)	7,930	109,355
Paccar, Inc.	393	20,078

		129,433

Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co. (a)	1,190	19,956
Johnson Controls, Inc.	90	3,750

		23,706

Banks — 3.6%
Bank of America Corp.	5,022	55,041
Bank of New York Mellon Corp.	1,167	29,899
BB&T Corp.	589	15,809
Capital One Financial Corp.	1,125	58,129
Comerica, Inc.	197	6,810
Fifth Third Bancorp	1,082	13,796
First Horizon National Corp.	119	1,135

	Number of Shares	Value
Huntington Bancshares, Inc.	1,800	$11,808
KeyCorp	1,689	14,069
M&T Bank Corp.	198	17,414
Marshall & Ilsley Corp.	391	3,116
Northern Trust Corp.	99	4,550
PNC Financial Services Group, Inc.	1,055	62,889
Regions Financial Corp.	434	2,691
State Street Corp.	590	26,603
SunTrust Banks, Inc.	194	5,005
U.S. Bancorp	2,864	73,061
Wells Fargo & Co.	8,157	228,885
Zions Bancorp	98	2,353

		633,063

Beverages — 2.6%
Brown-Forman Corp. Class B	97	7,245
The Coca-Cola Co.	2,655	178,655
Coca-Cola Enterprises, Inc.	1,486	43,361
Constellation Brands, Inc. Class A (a)	1,595	33,208
Dr. Pepper Snapple Group, Inc.	795	33,334
Molson Coors Brewing Co. Class B	295	13,198
PepsiCo, Inc.	2,136	150,439

		459,440

Biotechnology — 0.7%
Amgen, Inc. (a)	1,384	80,756
Biogen Idec, Inc. (a)	197	21,063
Celgene Corp. (a)	99	5,972
Life Technologies Corp. (a)	172	8,956

		116,747

Building Materials — 0.0%
Masco Corp.	491	5,907

Chemicals — 2.0%
Air Products & Chemicals, Inc.	297	28,387
Airgas, Inc.	99	6,934
CF Industries Holdings, Inc.	299	42,359
The Dow Chemical Co.	1,876	67,536
E.I. du Pont de Nemours & Co.	1,180	63,779
Eastman Chemical Co.	93	9,493
Ecolab, Inc.	95	5,356
FMC Corp.	100	8,602
International Flavors & Fragrances, Inc.	99	6,360
Monsanto Co.	700	50,778
PPG Industries, Inc.	297	26,965
Praxair, Inc.	98	10,622
The Sherwin-Williams Co.	98	8,219
Sigma-Aldrich Corp.	98	7,191

		342,581

Coal — 0.2%
Alpha Natural Resources, Inc. (a)	300	13,632
CONSOL Energy, Inc.	299	14,496

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Peabody Energy Corp.	95	$5,596

		33,724

Commercial Services — 1.9%
Apollo Group, Inc. Class A (a)	1,098	47,961
Automatic Data Processing, Inc.	590	31,081
DeVry, Inc.	99	5,854
Donnelley (R.R.) & Sons Co.	284	5,569
Equifax, Inc.	97	3,368
H&R Block, Inc.	1,994	31,984
Iron Mountain, Inc.	198	6,750
MasterCard, Inc. Class A	139	41,886
McKesson Corp.	493	41,240
Monster Worldwide, Inc. (a)	100	1,466
Moody’s Corp.	297	11,390
Paychex, Inc.	297	9,124
Quanta Services, Inc. (a)	95	1,919
Robert Half International, Inc.	95	2,568
SAIC, Inc. (a)	495	8,326
Total System Services, Inc.	190	3,530
Visa, Inc. Class A	390	32,861
Western Union Co.	1,781	35,673

		322,550

Computers — 6.6%
Apple, Inc. (a)	1,436	482,022
Cognizant Technology Solutions Corp. Class A (a)	95	6,967
Computer Sciences Corp.	593	22,510
Dell, Inc. (a)	3,356	55,945
EMC Corp. (a)	1,300	35,815
Hewlett-Packard Co.	2,586	94,130
International Business Machines Corp.	2,067	354,594
Lexmark International, Inc. Class A (a)	498	14,572
NetApp, Inc. (a)	391	20,637
SanDisk Corp. (a)	890	36,935
Teradata Corp. (a)	86	5,177
Western Digital Corp. (a)	491	17,863

		1,147,167

Cosmetics & Personal Care — 1.4%
Avon Products, Inc.	391	10,948
Colgate-Palmolive Co.	294	25,699
The Estee Lauder Cos., Inc. Class A	95	9,993
The Procter & Gamble Co.	3,085	196,113

		242,753

Distribution & Wholesale — 0.2%
Fastenal Co.	198	7,126
Genuine Parts Co.	197	10,717
W.W. Grainger, Inc.	99	15,211

		33,054

Diversified Financial — 5.1%
American Express Co.	1,371	70,881

	Number of Shares	Value
Ameriprise Financial, Inc.	555	$32,013
BlackRock, Inc.	100	19,181
The Charles Schwab Corp.	995	16,368
Citigroup, Inc.	2,302	95,855
CME Group, Inc.	43	12,538
Discover Financial Services	1,838	49,167
E*TRADE Financial Corp. (a)	108	1,490
Federated Investors, Inc. Class B	198	4,720
Franklin Resources, Inc.	198	25,996
The Goldman Sachs Group, Inc.	685	91,167
IntercontinentalExchange, Inc. (a)	99	12,346
Invesco Ltd.	593	13,876
Janus Capital Group, Inc.	1,300	12,272
JP Morgan Chase & Co.	8,024	328,503
Legg Mason, Inc.	295	9,664
Morgan Stanley	1,468	33,779
The NASDAQ OMX Group, Inc. (a)	898	22,719
NYSE Euronext	297	10,178
SLM Corp.	677	11,380
T. Rowe Price Group, Inc.	295	17,800

		891,893

Electric — 3.1%
The AES Corp. (a)	781	9,950
Ameren Corp.	390	11,248
American Electric Power Co., Inc.	1,290	48,607
CenterPoint Energy, Inc.	590	11,416
CMS Energy Corp.	1,595	31,406
Consolidated Edison, Inc.	494	26,301
Constellation Energy Group, Inc.	90	3,416
Dominion Resources, Inc.	386	18,632
DTE Energy Co.	95	4,752
Duke Energy Corp.	1,651	31,088
Edison International	491	19,026
Entergy Corp.	397	27,107
Exelon Corp.	1,486	63,660
FirstEnergy Corp.	524	23,135
Integrys Energy Group, Inc.	99	5,132
NextEra Energy, Inc.	498	28,615
Northeast Utilities	297	10,445
NRG Energy, Inc. (a)	400	9,832
Pepco Holdings, Inc.	397	7,793
PG&E Corp.	191	8,028
Pinnacle West Capital Corp.	197	8,782
PPL Corp.	793	22,069
Progress Energy, Inc.	195	9,362
Public Service Enterprise Group, Inc.	1,289	42,073
SCANA Corp.	97	3,819
The Southern Co.	691	27,903
TECO Energy, Inc.	195	3,684
Wisconsin Energy Corp.	396	12,415
Xcel Energy, Inc.	190	4,617

		534,313

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.2%
Emerson Electric Co.	381	$21,431
Molex, Inc.	487	12,550

		33,981

Electronics — 0.5%
Agilent Technologies, Inc. (a)	393	20,086
Amphenol Corp. Class A	98	5,291
FLIR Systems, Inc.	99	3,338
Jabil Circuit, Inc.	1,080	21,816
PerkinElmer, Inc.	997	26,829
Waters Corp. (a)	99	9,478

		86,838

Engineering & Construction — 0.3%
Fluor Corp.	697	45,068
Jacobs Engineering Group, Inc. (a)	195	8,434

		53,502

Entertainment — 0.0%
International Game Technology	295	5,186

Environmental Controls — 0.3%
Republic Services, Inc.	578	17,831
Stericycle, Inc. (a)	99	8,823
Waste Management, Inc.	786	29,294

		55,948

Foods — 1.6%
Campbell Soup Co.	495	17,102
ConAgra Foods, Inc.	689	17,783
Dean Foods Co. (a)	2,191	26,884
General Mills, Inc.	586	21,811
H.J. Heinz Co.	393	20,939
The Hershey Co.	198	11,256
Hormel Foods Corp.	290	8,645
The J.M. Smucker Co.	99	7,568
Kellogg Co.	97	5,366
Kraft Foods, Inc. Class A	67	2,360
The Kroger Co.	1,491	36,977
McCormick & Co., Inc.	97	4,808
Safeway, Inc.	1,389	32,461
Sara Lee Corp.	1,080	20,509
SUPERVALU, Inc.	2,187	20,580
Sysco Corp.	189	5,893
Tyson Foods, Inc. Class A	382	7,418
Whole Foods Market, Inc.	195	12,373

		280,733

Forest Products & Paper — 0.4%
International Paper Co.	884	26,361
MeadWestvaco Corp.	682	22,718
Plum Creek Timber Co., Inc.	97	3,932
Weyerhaeuser Co.	565	12,351

		65,362

	Number of Shares	Value
Gas — 0.2%
Nicor, Inc.	99	$5,419
NiSource, Inc.	484	9,801
Sempra Energy	294	15,547

		30,767

Hand & Machine Tools — 0.2%
Snap-on, Inc.	99	6,186
Stanley Black & Decker, Inc.	350	25,217

		31,403

Health Care – Products — 3.0%
Baxter International, Inc.	890	53,124
Becton, Dickinson & Co.	397	34,210
Boston Scientific Corp. (a)	84	581
C.R. Bard, Inc.	99	10,876
CareFusion Corp. (a)	391	10,624
Covidien PLC	800	42,584
Intuitive Surgical, Inc. (a)	1	372
Johnson & Johnson	4,089	272,000
Medtronic, Inc.	876	33,752
St. Jude Medical, Inc.	299	14,256
Stryker Corp.	394	23,124
Varian Medical Systems, Inc. (a)	99	6,932
Zimmer Holdings, Inc. (a)	297	18,770

		521,205

Health Care – Services — 1.7%
Aetna, Inc.	791	34,875
CIGNA Corp.	591	30,395
Coventry Health Care, Inc. (a)	237	8,643
DaVita, Inc. (a)	99	8,574
Humana, Inc.	397	31,974
Laboratory Corporation of America Holdings (a)	98	9,486
Quest Diagnostics, Inc.	97	5,733
Tenet Healthcare Corp. (a)	773	4,824
Thermo Fisher Scientific, Inc. (a)	390	25,112
UnitedHealth Group, Inc.	1,476	76,132
WellPoint, Inc.	789	62,150

		297,898

Holding Company – Diversified — 0.1%
Leucadia National Corp.	494	16,845

Home Builders — 0.0%
D.R. Horton, Inc.	390	4,493
Lennar Corp. Class A	95	1,724
Pulte Group, Inc. (a)	165	1,264

		7,481

Home Furnishing — 0.1%
Harman International Industries, Inc.	98	4,466
Whirlpool Corp.	97	7,888

		12,354

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.2%
Avery Dennison Corp.	97	$3,747
The Clorox Co.	98	6,609
Fortune Brands, Inc.	98	6,250
Kimberly-Clark Corp.	189	12,580

		29,186

Housewares — 0.0%
Newell Rubbermaid, Inc.	286	4,513

Insurance — 4.0%
ACE Ltd.	500	32,910
Aflac, Inc.	690	32,209
The Allstate Corp.	587	17,921
American International Group, Inc. (a)	802	23,515
Aon Corp.	298	15,288
Assurant, Inc.	795	28,835
Berkshire Hathaway, Inc. Class B (a)	1,978	153,078
The Chubb Corp.	591	37,003
Cincinnati Financial Corp.	416	12,139
Genworth Financial, Inc. Class A (a)	187	1,922
The Hartford Financial Services Group, Inc.	1,190	31,380
Lincoln National Corp.	1,162	33,105
Loews Corp.	493	20,750
Marsh & McLennan Cos., Inc.	391	12,195
MetLife, Inc.	1,582	69,402
Principal Financial Group, Inc.	493	14,997
The Progressive Corp.	984	21,038
Prudential Financial, Inc.	887	56,404
Torchmark Corp.	197	12,636
The Travelers Cos., Inc.	911	53,184
Unum Group	491	12,511
XL Group PLC	286	6,286

		698,708

Internet — 2.3%
Akamai Technologies, Inc. (a)	97	3,052
eBay, Inc. (a)	1,981	63,927
Expedia, Inc.	990	28,700
F5 Networks, Inc. (a)	100	11,025
Google, Inc. Class A (a)	349	176,727
Netflix, Inc. (a)	29	7,618
Priceline.com, Inc. (a)	88	45,050
Symantec Corp. (a)	1,785	35,200
VeriSign, Inc.	391	13,083
Yahoo!, Inc. (a)	1,182	17,777

		402,159

Iron & Steel — 0.4%
AK Steel Holding Corp.	198	3,121
Allegheny Technologies, Inc.	97	6,157
Cliffs Natural Resources, Inc.	398	36,795
Nucor Corp.	293	12,077

	Number of Shares	Value
United States Steel Corp.	97	$4,466

		62,616

Leisure Time — 0.1%
Carnival Corp.	298	11,214
Harley-Davidson, Inc.	294	12,045

		23,259

Lodging — 0.3%
Marriott International, Inc. Class A	98	3,478
Starwood Hotels & Resorts Worldwide, Inc.	98	5,492
Wyndham Worldwide Corp.	293	9,859
Wynn Resorts Ltd.	199	28,565

		47,394

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	884	94,111
Ingersoll-Rand PLC	100	4,541
Joy Global, Inc.	200	19,048

		117,700

Machinery – Diversified — 0.7%
Cummins, Inc.	295	30,530
Deere & Co.	294	24,240
Eaton Corp.	490	25,210
Flowserve Corp.	99	10,879
Rockwell Automation, Inc.	97	8,416
Roper Industries, Inc.	199	16,577

		115,852

Manufacturing — 4.5%
3M Co.	784	74,362
Danaher Corp.	690	36,563
Dover Corp.	294	19,933
General Electric Co.	21,463	404,792
Honeywell International, Inc.	1,385	82,532
Illinois Tool Works, Inc.	587	33,160
ITT Corp.	294	17,325
Leggett & Platt, Inc.	186	4,535
Pall Corp.	198	11,134
Parker Hannifin Corp.	395	35,447
Textron, Inc.	393	9,279
Tyco International Ltd.	900	44,487

		773,549

Media — 3.2%
Cablevision Systems Corp. Class A	300	10,863
CBS Corp. Class B	1,385	39,459
Comcast Corp. Class A	4,529	114,765
DIRECTV Class A (a)	1,274	64,745
Discovery Communications, Inc. Series A (a)	200	8,192
Gannett Co., Inc.	976	13,976
The McGraw-Hill Cos., Inc.	393	16,471
News Corp. Class A	2,641	46,746

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Scripps Networks Interactive Class A	99	$4,839
Time Warner Cable, Inc.	575	44,873
Time Warner, Inc.	1,285	46,735
Viacom, Inc. Class B	982	50,082
The Walt Disney Co.	1,651	64,455
The Washington Post Co. Class B	68	28,488

		554,689

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	100	16,465

Mining — 1.0%
Alcoa, Inc.	1,680	26,645
Freeport-McMoRan Copper & Gold, Inc.	2,122	112,254
Newmont Mining Corp.	487	26,283
Titanium Metals Corp.	98	1,795
Vulcan Materials Co.	99	3,815

		170,792

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	894	20,553
Xerox Corp.	1,536	15,990

		36,543

Oil & Gas — 10.7%
Anadarko Petroleum Corp.	497	38,150
Apache Corp.	497	61,325
Cabot Oil & Gas Corp.	99	6,565
Chesapeake Energy Corp.	791	23,485
Chevron Corp.	3,973	408,583
ConocoPhillips	2,296	172,636
Denbury Resources, Inc. (a)	99	1,980
Devon Energy Corp.	498	39,247
Diamond Offshore Drilling, Inc.	499	35,135
Exxon Mobil Corp.	7,883	641,519
Helmerich & Payne, Inc.	200	13,224
Hess Corp.	498	37,230
Marathon Oil Corp.	1,687	88,871
Murphy Oil Corp.	397	26,067
Nabors Industries Ltd. (a)	393	9,683
Newfield Exploration Co. (a)	100	6,802
Noble Corp.	300	11,823
Noble Energy, Inc.	198	17,747
Occidental Petroleum Corp.	1,081	112,467
Pioneer Natural Resources Co.	98	8,778
QEP Resources, Inc.	95	3,974
Rowan Companies, Inc. (a)	284	11,022
Southwestern Energy Co. (a)	100	4,288
Sunoco, Inc.	99	4,129
Tesoro Corp. (a)	1,690	38,718
Valero Energy Corp.	1,595	40,784

		1,864,232

	Number of Shares	Value
Oil & Gas Services — 1.5%
Baker Hughes, Inc.	491	$35,627
Cameron International Corp. (a)	95	4,778
FMC Technologies, Inc. (a)	94	4,210
Halliburton Co.	1,676	85,476
National Oilwell Varco, Inc.	982	76,802
Schlumberger Ltd.	708	61,171

		268,064

Packaging & Containers — 0.3%
Ball Corp.	298	11,461
Bemis Co., Inc.	357	12,059
Owens-IIlinois, Inc. (a)	195	5,033
Sealed Air Corp.	993	23,624

		52,177

Pharmaceuticals — 6.1%
Abbott Laboratories	2,265	119,184
Allergan, Inc.	94	7,826
AmerisourceBergen Corp.	691	28,607
Bristol-Myers Squibb Co.	2,854	82,652
Cardinal Health, Inc.	490	22,256
Cephalon, Inc. (a)	299	23,890
DENTSPLY International, Inc.	99	3,770
Eli Lilly & Co.	1,981	74,347
Express Scripts, Inc. (a)	396	21,376
Forest Laboratories, Inc. (a)	484	19,041
Gilead Sciences, Inc. (a)	1,097	45,427
Hospira, Inc. (a)	97	5,496
Mead Johnson Nutrition Co.	297	20,062
Medco Health Solutions, Inc. (a)	587	33,177
Merck & Co., Inc.	4,945	174,509
Mylan, Inc. (a)	293	7,228
Patterson Cos., Inc.	299	9,834
Pfizer, Inc.	17,109	352,445
Watson Pharmaceuticals, Inc. (a)	198	13,609

		1,064,736

Pipelines — 0.5%
El Paso Corp.	990	19,998
ONEOK, Inc.	100	7,401
Spectra Energy Corp.	789	21,626
The Williams Cos., Inc.	1,187	35,907

		84,932

Real Estate — 0.1%
CB Richard Ellis Group, Inc. Class A (a)	394	9,893

Real Estate Investment Trusts (REITS) — 0.9%
Apartment Investment & Management Co. Class A	213	5,438
AvalonBay Communities, Inc.	102	13,097
Boston Properties, Inc.	98	10,404
Equity Residential	193	11,580

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HCP, Inc.	195	$7,154
Health Care REIT, Inc.	99	5,191
Host Hotels & Resorts, Inc.	412	6,983
Kimco Realty Corp.	391	7,288
ProLogis, Inc.	82	2,939
Public Storage	198	22,574
Simon Property Group, Inc.	307	35,683
Ventas, Inc.	98	5,166
Vornado Realty Trust	202	18,822

		152,319

Retail — 5.8%
Abercrombie & Fitch Co. Class A	94	6,290
AutoNation, Inc. (a)	82	3,002
AutoZone, Inc. (a)	105	30,959
Bed Bath & Beyond, Inc. (a)	394	22,998
Best Buy Co., Inc.	439	13,789
Big Lots, Inc. (a)	191	6,332
CarMax, Inc. (a)	300	9,921
Coach, Inc.	190	12,147
Costco Wholesale Corp.	590	47,932
CVS Caremark Corp.	2,086	78,392
Darden Restaurants, Inc.	198	9,853
Family Dollar Stores, Inc.	97	5,098
GameStop Corp. Class A (a)	1,594	42,512
The Gap, Inc.	984	17,810
The Home Depot, Inc.	2,060	74,613
J.C. Penney Co., Inc.	790	27,287
Kohl’s Corp.	493	24,655
Limited Brands, Inc.	489	18,802
Lowe’s Cos., Inc.	972	22,657
Macy’s, Inc.	1,071	31,316
McDonald’s Corp.	493	41,570
Nordstrom, Inc.	295	13,847
O’Reilly Automotive, Inc. (a)	99	6,486
Polo Ralph Lauren Corp.	98	12,996
RadioShack Corp.	2,598	34,579
Ross Stores, Inc.	94	7,531
Sears Holdings Corp. (a)	99	7,073
Staples, Inc.	785	12,403
Starbucks Corp.	81	3,199
Target Corp.	986	46,253
Tiffany & Co.	97	7,616
The TJX Cos., Inc.	490	25,740
Urban Outfitters, Inc. (a)	100	2,815
Wal-Mart Stores, Inc.	3,107	165,106
Walgreen Co.	2,077	88,189
Yum! Brands, Inc. (a)	497	27,454

		1,009,222

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	389	3,186
People’s United Financial, Inc.	94	1,263

		4,449

	Number of Shares	Value
Semiconductors — 2.9%
Advanced Micro Devices, Inc. (a)	189	$1,321
Altera Corp.	498	23,082
Analog Devices, Inc.	595	23,288
Applied Materials, Inc.	1,974	25,682
Broadcom Corp. Class A (a)	91	3,061
Intel Corp.	10,141	224,724
KLA-Tencor Corp.	597	24,167
Linear Technology Corp.	193	6,373
LSI Corp. (a)	865	6,159
MEMC Electronic Materials, Inc. (a)	98	836
Microchip Technology, Inc.	397	15,050
Micron Technology, Inc. (a)	1,578	11,803
National Semiconductor Corp.	95	2,338
Novellus Systems, Inc. (a)	798	28,840
NVIDIA Corp. (a)	1,887	30,069
Teradyne, Inc. (a)	2,472	36,586
Texas Instruments, Inc.	959	31,484
Xilinx, Inc.	193	7,039

		501,902

Software — 3.9%
Adobe Systems, Inc. (a)	689	21,669
Autodesk, Inc. (a)	297	11,464
BMC Software, Inc. (a)	295	16,136
CA, Inc.	1,295	29,578
Citrix Systems, Inc. (a)	299	23,920
Compuware Corp. (a)	195	1,903
Dun & Bradstreet Corp.	109	8,234
Electronic Arts, Inc. (a)	95	2,242
Fidelity National Information Services, Inc.	400	12,316
Fiserv, Inc. (a)	195	12,213
Intuit, Inc. (a)	294	15,247
Microsoft Corp.	11,454	297,804
Oracle Corp.	6,335	208,485
Red Hat, Inc. (a)	97	4,452
Salesforce.com, Inc. (a)	99	14,749

		680,412

Telecommunications — 5.4%
American Tower Corp. Class A (a)	99	5,181
AT&T, Inc.	8,790	276,094
CenturyLink, Inc.	564	22,803
Cisco Systems, Inc.	9,824	153,353
Corning, Inc.	2,577	46,773
Frontier Communications Corp.	347	2,800
Harris Corp.	195	8,787
JDS Uniphase Corp. (a)	187	3,115
Juniper Networks, Inc. (a)	93	2,929
MetroPCS Communications, Inc. (a)	298	5,129
Motorola Mobility Holdings, Inc. (a)	380	8,375
Motorola Solutions, Inc. (a)	763	35,129
Qualcomm, Inc.	2,461	139,760

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sprint Nextel Corp. (a)	3,242	$17,474
Tellabs, Inc.	291	1,341
Verizon Communications, Inc.	5,545	206,440
Windstream Corp.	481	6,234

		941,717

Textiles — 0.0%
Cintas Corp.	198	6,540

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	97	4,261
Mattel, Inc.	295	8,110

		12,371

Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	97	7,647
CSX Corp.	2,367	62,063
Expeditors International of Washington, Inc.	97	4,965
FedEx Corp.	194	18,401
Norfolk Southern Corp.	693	51,927
Ryder System, Inc.	98	5,571
Union Pacific Corp.	490	51,156
United Parcel Service, Inc. Class B	1,474	107,499

		309,229

TOTAL COMMON STOCK (Cost $15,458,921)		17,312,447

TOTAL EQUITIES (Cost $15,458,921)		17,312,447

TOTAL LONG-TERM INVESTMENTS (Cost $15,458,921)		17,312,447

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/11, 0.010%, due 7/01/11 (b)	$87,770	87,770

TOTAL SHORT-TERM INVESTMENTS (Cost $87,770)		87,770

TOTAL INVESTMENTS — 100.0% (Cost $15,546,691) (c)		17,400,217

Other Assets/(Liabilities) — (0.0)%		(7,446)

NET ASSETS — 100.0%		$17,392,771

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $87,770. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $89,658.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 96.3%

CORPORATE DEBT — 96.3%
Advertising — 1.0%
inVentiv Health, Inc. (a) 10.000% 8/15/18	$450,000	$441,000
MDC Partners, Inc. (a) 11.000% 11/01/16	280,000	311,150

		752,150

Aerospace & Defense — 1.5%
DAE Aviation Holdings, Inc. (a) 11.250% 8/01/15	750,000	780,000
Ducommun, Inc. (a) 9.750% 7/15/18	335,000	344,212

		1,124,212

Agriculture — 0.3%
American Rock Salt Co. LLC/American Rock Capital Corp. (a) 8.250% 5/01/18	230,000	230,863

Apparel — 1.2%
Perry Ellis International, Inc. 7.875% 4/01/19	865,000	893,113

Auto Manufacturers — 1.3%
Ford Motor Co. 7.450% 7/16/31	825,000	935,251

Auto Parts & Equipment — 0.9%
Affinia Group, Inc. 9.000% 11/30/14	625,000	634,375

Automotive & Parts — 5.1%
American Axle & Manufacturing, Inc. 7.875% 3/01/17	665,000	665,000
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	299,250
Cooper-Standard Automotive, Inc. 8.500% 5/01/18	500,000	527,500
Delphi Corp. (a) 5.875% 5/15/19	240,000	235,200
Delphi Corp. (a) 6.125% 5/15/21	160,000	158,000
International Automotive Components Group SL (a) 9.125% 6/01/18	740,000	756,650
Pittsburgh Glass Works LLC (a) 8.500% 4/15/16	710,000	729,525
Titan International, Inc. (a) 7.875% 10/01/17	325,000	339,625

		3,710,750

Banks — 2.2%
Ally Financial, Inc. 6.750% 12/01/14	250,000	258,125

	Principal Amount	Value
CIT Group, Inc. (a) 7.000% 5/04/15	$1,380,000	$1,381,725

		1,639,850

Beverages — 0.7%
Cott Beverages, Inc. 8.125% 9/01/18	485,000	508,038

Building Materials — 1.0%
Interline Brands, Inc. 7.000% 11/15/18	460,000	465,750
Nortek, Inc. (a) 8.500% 4/15/21	290,000	268,250

		734,000

Chemicals — 2.6%
Celanese US Holdings LLC 5.875% 6/15/21	160,000	163,600
Georgia Gulf Corp. (a) 9.000% 1/15/17	315,000	335,475
Omnova Solutions, Inc. (a) 7.875% 11/01/18	690,000	663,262
Vertellus Specialties, Inc. (a) 9.375% 10/01/15	700,000	724,500

		1,886,837

Coal — 1.2%
Arch Coal, Inc. (a) 7.000% 6/15/19	210,000	209,475
Arch Coal, Inc. (a) 7.250% 6/15/21	150,000	150,188
Consol Energy, Inc. 8.250% 4/01/20	250,000	272,500
International Coal Group, Inc. 9.125% 4/01/18	225,000	282,937

		915,100

Commercial Services — 4.7%
ARAMARK Holdings Corp. (a) 8.625% 5/01/16	165,000	167,888
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250% 1/15/19	845,000	855,562
Hertz Corp. (a) 6.750% 4/15/19	950,000	940,500
Rent-A-Center, Inc. 6.625% 11/15/20	330,000	328,350
RR Donnelley & Sons Co. 7.250% 5/15/18	190,000	190,000
RSC Equipment Rental, Inc. /RSC Holdings III LLC 8.250% 2/01/21	575,000	572,125
United Rentals North America, Inc. 8.375% 9/15/20	390,000	394,875

		3,449,300

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Computers — 0.8%
Seagate HDD Cayman (a) 7.000% 11/01/21	$565,000	$565,000

Diversified Financial — 4.4%
American General Finance Corp. 6.500% 9/15/17	425,000	380,906
Community Choice Financial, Inc. (a) 10.750% 5/01/19	355,000	360,325
Ford Motor Credit Co. LLC 6.625% 8/15/17	475,000	504,944
International Lease Finance Corp. 5.875% 5/01/13	500,000	511,875
International Lease Finance Corp. 8.625% 9/15/15	450,000	487,688
Pinafore LLC/Pinafore, Inc. (a) 9.000% 10/01/18	600,000	646,500
Springleaf Finance Corp. 5.375% 10/01/12	360,000	358,200

		3,250,438

Electric — 4.5%
The AES Corp. (a) 7.375% 7/01/21	170,000	172,550
Calpine Corp. (a) 7.500% 2/15/21	625,000	637,500
Energy Future Holdings Corp. 10.000% 1/15/20	825,000	875,704
Intergen NV (a) 9.000% 6/30/17	500,000	528,750
NRG Energy, Inc. (a) 7.625% 5/15/19	185,000	184,075
NRG Energy, Inc. 8.250% 9/01/20	425,000	433,500
NRG Energy, Inc. 8.500% 6/15/19	250,000	258,750
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. (a) 11.500% 10/01/20	180,000	176,850

		3,267,679

Energy – Alternate Sources — 0.2%
Headwaters, Inc. 7.625% 4/01/19	125,000	113,750

Engineering & Construction — 0.6%
Tutor Perini Corp. 7.625% 11/01/18	445,000	427,200

Entertainment — 1.9%
Regal Entertainment Group 9.125% 8/15/18	670,000	693,450
Vail Resorts, Inc. (a) 6.500% 5/01/19	230,000	231,150
WMG Acquisition Corp. 9.500% 6/15/16	428,000	451,540

		1,376,140

	Principal Amount	Value
Foods — 0.5%
JBS USA LLC/JBS USA Finance, Inc. (a) 7.250% 6/01/21	$370,000	$359,825

Forest Products & Paper — 2.1%
NewPage Corp. 11.375% 12/31/14	690,000	643,425
Xerium Technologies, Inc. (a) 8.875% 6/15/18	925,000	925,000

		1,568,425

Health Care – Products — 1.7%
Alere, Inc. 9.000% 5/15/16	925,000	963,156
Teleflex, Inc. 6.875% 6/01/19	280,000	283,500

		1,246,656

Health Care – Services — 3.2%
Apria Healthcare Group, Inc. 11.250% 11/01/14	300,000	310,500
Apria Healthcare Group, Inc. 12.375% 11/01/14	350,000	364,438
HCA Holdings, Inc. (a) 7.750% 5/15/21	230,000	238,625
HEALTHSOUTH Corp. 7.250% 10/01/18	220,000	229,350
HEALTHSOUTH Corp. 7.750% 9/15/22	435,000	458,381
IASIS Healthcare LLC/ IASIS Capital Corp. (a) 8.375% 5/15/19	745,000	735,687

		2,336,981

Holding Company – Diversified — 1.4%
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC (a) 8.750% 5/15/18	350,000	343,875
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC (a) 9.000% 4/15/19	140,000	138,250
Susser Holdings LLC/ Susser Finance Corp. 8.500% 5/15/16	500,000	526,250

		1,008,375

Household Products — 1.0%
Diversey, Inc. 8.250% 11/15/19	150,000	175,875
Spectrum Brands Holdings, Inc. (a) 9.500% 6/15/18	500,000	547,500

		723,375

Housewares — 0.3%
Libbey Glass, Inc. 10.000% 2/15/15	203,000	220,255

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Iron & Steel — 0.6%
Tube City IMS Corp. 9.750% 2/01/15	$425,000	$438,813

Leisure Time — 0.9%
Brunswick Corp. 7.375% 9/01/23	285,000	262,200
Easton-Bell Sports, Inc. 9.750% 12/01/16	345,000	380,363

		642,563

Lodging — 0.5%
Boyd Gaming Corp. 6.750% 4/15/14	100,000	99,125
Boyd Gaming Corp. 7.125% 2/01/16	300,000	276,750

		375,875

Machinery – Diversified — 0.5%
The Manitowoc Co., Inc. 8.500% 11/01/20	360,000	384,300

Manufacturing — 2.0%
Griffon Corp. (a) 7.125% 4/01/18	410,000	411,537
Polypore International, Inc. 7.500% 11/15/17	600,000	634,500
Trimas Corp. 9.750% 12/15/17	400,000	438,000

		1,484,037

Media — 7.5%
AMC Networks, Inc. (a) 7.750% 7/15/21	160,000	167,200
CCO Holdings LLC/ CCO Holdings Capital Corp. 7.250% 10/30/17	300,000	310,875
Cequel Communications Holdings I LLC/Cequel Capital Corp. (a) 8.625% 11/15/17	1,100,000	1,144,000
Clear Channel Worldwide Holdings, Inc., Series A 9.250% 12/15/17	100,000	108,750
Clear Channel Worldwide Holdings, Inc., Series B 9.250% 12/15/17	400,000	436,000
Gannett Co., Inc. 9.375% 11/15/17	775,000	852,500
LIN Television Corp. 8.375% 4/15/18	575,000	605,187
Mediacom LLC/Mediacom Capital Corp. 9.125% 8/15/19	635,000	669,925
Nexstar Broadcasting, Inc./ Mission Broadcasting, Inc. 8.875% 4/15/17	550,000	578,875

	Principal Amount	Value
Sinclair Television Group, Inc. (a) 9.250% 11/01/17	$570,000	$625,575

		5,498,887

Metal Fabricate & Hardware — 1.1%
Ardagh Packaging Finance PLC (a) 7.375% 10/15/17	300,000	309,000
Mueller Water Products, Inc. 8.750% 9/01/20	450,000	487,125

		796,125

Mining — 0.6%
FMG Resources PTY Ltd. (a) 7.000% 11/01/15	445,000	453,900

Oil & Gas — 11.5%
Alta Mesa Holdings/ Alta Mesa Finance Services Corp. (a) 9.625% 10/15/18	890,000	890,000
Calumet Specialty Products Partners LP/Calumet Finance Corp. (a) 9.375% 5/01/19	850,000	875,500
Chaparral Energy, Inc. 8.250% 9/01/21	975,000	982,312
Coffeyville Resources LLC/ Coffeyville Finance, Inc. (a) 10.875% 4/01/17	495,000	561,825
Concho Resources, Inc. /Midland TX 6.500% 1/15/22	370,000	370,925
Goodrich Petroleum Corp. (a) 8.875% 3/15/19	780,000	780,000
Hilcorp Energy I LP/ Hilcorp Finance Co. (a) 7.625% 4/15/21	345,000	360,525
Laredo Petroleum, Inc. (a) 9.500% 2/15/19	290,000	305,950
MEG Energy Corp. (a) 6.500% 3/15/21	340,000	341,700
Northern Tier Energy LLC and Northern Tier Finance Corp. (a) 10.500% 12/01/17	580,000	639,450
Precision Drilling Corp. 6.625% 11/15/20	145,000	146,813
QEP Resources, Inc. 6.875% 3/01/21	275,000	290,125
Quicksilver Resources, Inc. 7.125% 4/01/16	695,000	684,575
SM Energy Co. (a) 6.625% 2/15/19	225,000	225,562
Unit Corp. 6.625% 5/15/21	235,000	235,000
Venoco, Inc. (a) 8.875% 2/15/19	710,000	710,000

		8,400,262

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers — 3.0%
Packaging Dynamics Corp. (a) 8.750% 2/01/16	$700,000	$710,500
Pregis Corp. 12.375% 10/15/13	1,155,000	1,144,894
Solo Cup Co. 8.500% 2/15/14	340,000	317,050

		2,172,444

Pharmaceuticals — 5.6%
Endo Pharmaceuticals Holdings, Inc. (a) 7.000% 7/15/19	225,000	230,625
Endo Pharmaceuticals Holdings, Inc. (a) 7.250% 1/15/22	170,000	172,550
Giant Funding Corp. (a) 8.250% 2/01/18	466,000	485,805
Mylan, Inc. (a) 6.000% 11/15/18	550,000	558,938
Omnicare, Inc. 7.750% 6/01/20	600,000	636,750
Valeant Pharmaceuticals International (a) 6.750% 10/01/17	450,000	441,000
Valeant Pharmaceuticals International (a) 6.875% 12/01/18	225,000	220,500
Valeant Pharmaceuticals International (a) 7.000% 10/01/20	300,000	290,250
Warner Chilcott Co. LLC (a) 7.750% 9/15/18	1,035,000	1,044,056

		4,080,474

Pipelines — 1.4%
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875% 2/15/18	495,000	527,175
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (a) 6.875% 2/01/21	540,000	534,600

		1,061,775

Retail — 0.8%
Inergy LP/Inergy Finance Corp. 7.000% 10/01/18	375,000	378,750
OSI Restaurant Partners, Inc. 10.000% 6/15/15	235,000	246,750

		625,500

Savings & Loans — 0.7%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 9.750% 4/01/17	750,000	525,000

Semiconductors — 0.4%
Sensata Technologies BV (a) 6.500% 5/15/19	290,000	289,275

Software — 4.5%
Audatex North America, Inc. (a) 6.750% 6/15/18	375,000	376,875

	Principal Amount	Value
EVERTEC, Inc. (a) 11.000% 10/01/18	$1,000,000	$1,067,500
Fidelity National Information Services, Inc. 7.625% 7/15/17	175,000	185,719
Fidelity National Information Services, Inc. 7.875% 7/15/20	225,000	238,781
First Data Corp. (a) 7.375% 6/15/19	840,000	846,300
First Data Corp. 9.875% 9/24/15	258,000	265,095
First Data Corp. 11.250% 3/31/16	50,000	49,250
First Data Corp. (a) 12.625% 1/15/21	258,000	276,060

		3,305,580

Telecommunications — 5.3%
CPI International Acquisition, Inc. (a) 8.000% 2/15/18	140,000	132,300
EH Holding Corp. (a) 7.625% 6/15/21	135,000	137,700
Intelsat Jackson Holdings SA (a) 7.250% 4/01/19	515,000	511,138
MetroPCS Wireless, Inc. 6.625% 11/15/20	725,000	717,750
MetroPCS Wireless, Inc. 7.875% 9/01/18	475,000	502,906
Sprint Capital Corp. 6.900% 5/01/19	1,335,000	1,375,050
Viasat, Inc. 8.875% 9/15/16	450,000	477,000

		3,853,844

Transportation — 3.1%
CHC Helicopter SA (a) 9.250% 10/15/20	375,000	338,437
Quality Distribution LLC/QD Capital Corp. (a) 9.875% 11/01/18	905,000	921,969
RailAmerica, Inc. 9.250% 7/01/17	400,000	439,000
Swift Services Holdings, Inc. 10.000% 11/15/18	540,000	571,725

		2,271,131

TOTAL CORPORATE DEBT (Cost $69,351,007)		70,537,723

TOTAL BONDS & NOTES (Cost $69,351,007)		70,537,723

TOTAL LONG-TERM INVESTMENTS (Cost $69,351,007)		70,537,723

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS — 96.3% (Cost $69,351,007) (b)	$70,537,723

Other Assets/(Liabilities) — 3.7%	2,705,210

NET ASSETS — 100.0%	$73,242,933

Notes to Portfolio of Investments

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, these securities amounted to a value of $34,347,052 or 46.89% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 122.1%

CORPORATE DEBT — 5.4%
Beverages — 0.3%
SABMiller PLC (a) 6.200% 7/01/11	$1,200,000	$1,200,000

Chemicals — 0.4%
The Dow Chemical Co. FRN 2.518% 8/08/11	2,000,000	2,004,346

Diversified Financial — 0.8%
General Electric Capital Corp. 3.500% 8/13/12	1,000,000	1,030,196
HSBC Finance Corp. FRN 0.478% 8/09/11	1,200,000	1,200,246
Morgan Stanley FRN 4.680% 5/01/14	1,525,000	1,524,939

		3,755,381

Environmental Controls — 0.2%
Republic Services, Inc. 6.750% 8/15/11	930,000	935,401

Foods — 0.0%
Kraft Foods, Inc. 5.625% 11/01/11	129,000	131,065

Insurance — 1.9%
Berkshire Hathaway, Inc. FRN 0.696% 2/11/13	2,900,000	2,915,741
MetLife Global Funding I (a) 2.875% 9/17/12	500,000	510,978
Pacific Life Global Funding VRN (a) 4.860% 2/06/16	5,000,000	5,049,500

		8,476,219

Multi-National — 0.5%
International Bank for Reconstruction & Development FRN 3.754% 12/10/13	2,105,000	2,159,204

Office Equipment/Supplies — 0.2%
Xerox Corp. 6.875% 8/15/11	900,000	906,043

Oil & Gas — 0.3%
Shell International Finance BV 1.300% 9/22/11	1,250,000	1,252,875

Pipelines — 0.3%
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	460,000	468,317
Transcontinental Gas Pipe Line Corp. Series B 7.000% 8/15/11	850,000	855,983

		1,324,300

	Principal Amount	Value
Telecommunications — 0.5%
AT&T Corp. 7.300% 11/15/11	$1,250,000	$1,280,279
Telefonica Emisiones SAU FRN 0.603% 2/04/13	1,275,000	1,255,562

		2,535,841

TOTAL CORPORATE DEBT (Cost $20,438,198)		24,680,675

MUNICIPAL OBLIGATIONS — 0.2%
North Carolina State Education Assistance Authority Student Loan Revenue Bonds 0.760% 1/25/21	845,000	843,724

TOTAL MUNICIPAL OBLIGATIONS (Cost $843,845)		843,724

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.8%
Automobile ABS — 3.7%
Ally Auto Receivables Trust, Series 2010-4, Class A2 0.710% 2/15/13	1,125,000	1,125,447
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	477,326	477,533
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840% 6/09/14	1,800,000	1,800,913
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	575,000	575,762
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A2 1.460% 11/06/13	509,299	509,662
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.326% 8/20/13	1,000,000	980,630
CarMax Auto Owner Trust, Series 2010-2, Class A2 0.920% 1/15/13	633,323	633,837
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.937% 9/15/21	621,176	626,707
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.187% 12/15/20	842,318	847,548

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CPS Auto Trust, Series 2006-A, Class 1A4 (a) 5.330% 11/15/12	$34,839	$34,866
Daimler Chrysler Auto Trust, Series 2008-B, Class A4A 5.320% 11/10/14	1,415,000	1,434,064
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	480,269	480,657
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	413,198	413,516
Ford Credit Auto Lease Trust, Series 2010-A, Class A2 (a) 1.040% 3/15/13	35,277	35,282
Ford Credit Auto Owner Trust, Series 2010-A, Class A2 0.720% 9/15/12	116,314	116,329
Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2 0.830% 11/15/13	923,559	923,999
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	724,861	724,635
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	487,796	488,672
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	315,007	315,628
Nissan Auto Lease Trust, Series 2010-B, Class A2 0.900% 5/15/13	575,000	575,549
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2 0.930% 6/17/13	775,000	775,223
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	675,000	674,884
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	574,415	575,089
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A2 0.740% 8/15/12	440,269	440,514
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 0.770% 1/22/13	773,128	774,065
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	228,031	228,192

	Principal Amount	Value
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.737% 3/15/18	$363,132	$364,753

		16,953,956

Home Equity ABS — 1.9%
Accredited Mortgage Loan Trust, Series 2006-2, Class A2 FRN 0.276% 9/25/36	3,511	3,510
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.456% 8/25/35	422,139	395,142
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.636% 4/25/35	1,079,163	1,040,860
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.556% 11/25/34	493,953	457,443
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.771% 8/28/44	164,825	151,349
Bear Stearns Asset-Backed Securities Trust, Series 2006-EC2, Class A3 FRN 0.386% 2/25/36	36,588	36,500
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 FRN 0.566% 11/25/35	472,593	455,003
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.616% 4/25/35	425,852	409,303
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1 FRN 0.236% 1/25/37	166,784	164,116
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.416% 9/25/34	340,799	318,615
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF3, Class M1 FRN 0.586% 4/25/35	1,042,379	1,006,186
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.596% 11/25/35	800,000	728,998
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.686% 2/25/35	525,114	504,922
Morgan Stanley Capital Inc., Series 2006-HE5, Class A2B FRN 0.286% 8/25/36	750,258	746,391

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.566% 8/25/35	$716,021	$653,365
RAAC Series, Series 2005-RP2, Class A FRN (a) 0.536% 6/25/35	481,448	464,231
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.376% 3/25/36	520,930	482,328
Securitized Asset-Backed Receivables LLC, Series 2005-FR5, Class A1A FRN 0.476% 8/25/35	114,194	112,635
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2B FRN 0.286% 12/25/36	568,549	561,536

		8,692,433

Other ABS — 2.0%
Access Group, Inc., Series 2004-2, Class A1 FRN 0.364% 7/25/12	989,410	988,836
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.366% 8/18/21	239,152	223,607
CNH Equipment Trust, Series 2010-C, Class A2 0.830% 4/15/13	575,000	575,493
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 0.987% 12/15/15	700,000	704,670
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	450,000	450,000
Great America Leasing Receivables, Series 2011-1, Class A2 (a) 1.050% 3/15/13	1,100,000	1,101,789
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	350,000	348,784
PFS Financing Corp., Series 2009-D, Class A FRN (a) 1.987% 2/15/14	1,700,000	1,710,101
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	268,832	269,423
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.437% 5/15/20	1,795,792	1,732,939
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B (a) (b) 2.685% 7/15/41	1,050,000	1,050,000

		9,155,642

	Principal Amount	Value
Student Loans ABS — 6.8%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.488% 9/25/25	$664,240	$662,878
Access Group, Inc., Series 2003-1, Class A2 FRN 0.507% 12/27/16	355,099	354,534
Access to Loans for Learning Student Loan Corp., Series 2003-IV, Class A6 FRN 0.464% 1/25/13	289,443	288,859
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.256% 3/28/17	635,603	631,374
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.686% 1/25/47	1,175,000	1,004,625
Collegiate Funding Services Education Loan Trust I, Series 2003-A, Class A2 FRN 0.546% 9/28/20	109,127	109,127
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.547% 12/15/17	732,775	732,637
Education Funding Capital Trust, Series 2003-2, Class A4 FRN 1.691% 3/15/32	1,100,000	1,092,784
Education Funding Capital Trust I, Series 2003-3, Class A5 FRN 1.686% 12/15/42	550,000	533,500
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.687% 12/15/32	1,000,000	988,440
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.287% 5/25/22	503,239	503,545
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.327% 5/25/23	625,000	615,115
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.611% 1/01/44	425,000	371,875
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.649% 1/01/44	300,000	262,500
Keycorp Student Loan Trust, Series 2005-A, Class 2A2 FRN 0.377% 3/27/24	258,946	254,685
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.534% 10/25/32	148,198	139,044
National Collegiate Student Loan Trust, Series 2006-4, Class A1 FRN 0.216% 3/25/25	320,959	320,525

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.226% 1/27/25	$409,321	$407,024
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.226% 6/25/25	829,750	823,464
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.296% 3/25/26	698,352	684,459
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.336% 2/25/26	141,470	141,231
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.386% 9/25/25	1,194,687	1,189,562
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.427% 5/25/27	863,802	847,511
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.986% 4/25/46	399,645	402,197
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.373% 10/28/26	889,060	882,162
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.443% 4/28/17	1,204,750	1,203,799
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.444% 11/28/23	175,634	174,287
Pennsylvania Higher Education Assistance Agency, Series 2006-1, Class A1 FRN 0.274% 7/25/19	172,811	172,519
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.398% 1/15/19	748,873	740,390
SLM Student Loan Trust, Series 2006-6, Class A1 FRN 0.264% 10/25/18	93,446	93,386
SLM Student Loan Trust, Series 2006-7, Class A3 FRN 0.294% 7/25/18	3,551	3,550
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.297% 9/15/20	209,270	207,525
SLM Student Loan Trust, Series 2006-A, Class A2 FRN 0.327% 12/15/20	206,471	206,035
SLM Student Loan Trust, Series 2005-2, Class A4 FRN 0.354% 4/25/17	141,350	141,237

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.354% 4/27/20	$121,354	$120,174
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.364% 4/25/22	276,608	276,360
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.364% 4/25/22	52,574	52,459
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.427% 3/15/19	948,024	946,039
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.447% 12/17/18	87,172	86,994
SLM Student Loan Trust, Series 2003-7, Class A4 FRN 0.447% 3/15/19	390,293	390,293
SLM Student Loan Trust, Series 2003-5, Class A4 FRN 0.457% 12/17/18	58,221	58,223
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.467% 12/15/17	331,364	330,802
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.474% 1/25/16	266,634	266,081
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.524% 1/25/19	200,000	199,084
SLM Student Loan Trust, Series 2008-2, Class A1 FRN 0.574% 1/25/15	285,246	285,397
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.774% 10/25/17	490,000	491,240
SLM Student Loan Trust, Series 2003-7, Class B FRN 0.817% 9/15/39	1,327,523	1,113,613
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.837% 3/15/38	494,760	417,312
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.897% 6/15/38	275,046	232,746
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.897% 12/15/38	1,028,531	862,752
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.324% 7/25/16	175,000	177,841
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.635% 12/15/16	3,950,000	3,948,766

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.837% 12/15/17	$687,889	$692,213
SLM Student Loan Trust, Series 2003-5, Class B FRN 3.687% 9/15/39	950,000	769,500
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.393% 7/28/26	495,972	486,085
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.463% 10/28/28	493,423	487,639
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.724% 1/25/21	1,034,963	1,033,203

		30,911,201

WL Collateral CMO — 1.1%
Fosse Master Issuer PLC, Series 2007-1A, Class A2 FRN (a) 0.356% 10/18/54	76,869	76,834
Gracechurch Mortgage Financing PLC, Series 2007-1A, Class 3A1 FRN (a) 0.340% 11/20/56	743,262	737,858
Holmes Master Issuer PLC, Series 2007-2A, Class 3A1 FRN 0.358% 7/15/21	683,333	682,237
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.466% 6/25/36	391,548	377,459
Morgan Stanley Reremic Trust, Series 2011-IO, Class A 2.500% 2/23/51	1,150,000	1,146,586
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 3.000% 7/17/56	2,105,622	2,107,601

		5,128,575

WL Collateral PAC — 0.3%
Structured Asset Securities Corp., Series 2006-BC3, Class A2 FRN 0.236% 10/25/36	38,441	38,304
Structured Asset Securities Corp., Series 2006-BC4, Class A2 FRN 0.236% 12/25/36	435,081	428,813
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.436% 11/25/37	604,285	564,641

		1,031,758

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $71,986,494)		71,873,565

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.4%
Pass-Through Securities — 0.4%
Federal Home Loan Mortgage Corp., Pool #1Q0239 FRN 2.519% 3/01/37	$1,596,280	$1,682,302

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,626,709)		1,682,302

U.S. TREASURY OBLIGATIONS — 100.3%
U.S. Treasury Bonds & Notes — 100.3%
U.S. Treasury Inflation Index 0.125% 4/15/16	10,940,838	11,199,930
U.S. Treasury Inflation Index (c) 0.500% 4/15/15	13,629,251	14,232,175
U.S. Treasury Inflation Index 0.625% 4/15/13	8,000,002	8,247,352
U.S. Treasury Inflation Index (c) 1.125% 1/15/21	22,274,810	23,172,485
U.S. Treasury Inflation Index (c) 1.250% 4/15/14	19,124,820	20,321,095
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	22,023,442	23,336,453
U.S. Treasury Inflation Index (c) 1.375% 7/15/18	9,197,055	10,003,177
U.S. Treasury Inflation Index (c) 1.375% 1/15/20	10,247,426	11,004,774
U.S. Treasury Inflation Index (c) 1.625% 1/15/15	17,104,785	18,578,256
U.S. Treasury Inflation Index (c) 1.625% 1/15/18	9,965,869	10,970,678
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	12,343,295	12,951,587
U.S. Treasury Inflation Index 1.875% 7/15/13	14,079,335	14,973,549
U.S. Treasury Inflation Index (c) 1.875% 7/15/15	14,473,370	15,971,982
U.S. Treasury Inflation Index (c) 1.875% 7/15/19	13,574,588	15,205,905
U.S. Treasury Inflation Index (c) 2.000% 1/15/14	11,737,290	12,661,308
U.S. Treasury Inflation Index (c) 2.000% 7/15/14	21,776,390	23,778,593
U.S. Treasury Inflation Index (c) 2.000% 1/15/16	12,597,959	14,017,089
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	7,754,769	8,495,834
U.S. Treasury Inflation Index (c) 2.125% 1/15/19	12,630,559	14,360,156
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	9,311,043	10,167,941

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	$8,338,361	$9,085,165
U.S. Treasury Inflation Index (c) 2.375% 1/15/17	13,424,720	15,328,681
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	19,378,661	22,323,498
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	6,901,467	7,876,277
U.S. Treasury Inflation Index (c) 2.500% 7/15/16	14,474,590	16,581,909
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	12,567,720	14,626,470
U.S. Treasury Inflation Index (c) 2.625% 7/15/17	10,540,095	12,266,364
U.S. Treasury Inflation Index (c) 3.000% 7/15/12	13,937,138	14,554,467
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	3,167,025	4,198,090
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	17,378,000	22,935,839
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	17,097,625	23,462,749

		456,889,828

TOTAL U.S. TREASURY OBLIGATIONS (Cost $431,076,077)		456,889,828

TOTAL BONDS & NOTES (Cost $525,971,323)		555,970,094

TOTAL LONG-TERM INVESTMENTS (Cost $525,971,323)		555,970,094

SHORT-TERM INVESTMENTS — 65.9%
Commercial Paper — 65.9%
Avery Dennison Corp. (a) 0.000% 7/01/11	5,725,000	5,725,000
Bacardi USA, Inc. 0.330% 7/07/11	1,800,000	1,799,901
BAE Systems Holdings, Inc. (a) 0.330% 8/22/11	6,800,000	6,796,759
BMW US Capital LLC (a) 0.360% 8/04/11	6,800,000	6,797,688
Covidien International Finance SA (a) 0.330% 7/27/11	10,700,000	10,697,450
Daimler Finance North America LLC (a) 0.000% 9/06/11	6,800,000	6,795,191
Danske Corp. (a) 0.340% 11/08/11	11,170,000	11,156,286

	Principal Amount	Value
Deutsche Telekom 0.010% 8/02/11	$6,900,000	$6,898,355
Devon Energy Corp. (a) 0.500% 9/20/11	6,600,000	6,592,575
Duke Energy Corp. (a) 0.330% 7/12/11	6,800,000	6,799,314
Eaton Corp. (a) 0.000% 9/21/11	6,800,000	6,794,579
Elsevier Financial SA (a) 0.400% 7/14/11	6,600,000	6,599,047
Enbridge Energy Partners LP (a) 0.000% 7/08/11	6,800,000	6,799,564
ERAC USA Finance Co. (a) 0.650% 9/28/11	6,500,000	6,489,555
ERAC USA Finance Co. (a) 0.650% 11/15/11	300,000	299,258
Exelon Corp. (a) 0.010% 7/11/11	6,800,000	6,799,395
Export-Import Bank of Korea 0.000% 7/29/11	11,000,000	10,997,433
Johnson Controls, Inc. (a) 0.340% 8/11/11	6,800,000	6,797,367
Natixis US Finance Co. LLC 0.380% 8/04/11	11,000,000	10,996,052
NextEra Energy Capital Holdings, Inc. 0.000% 7/13/11	3,250,000	3,249,642
NextEra Energy Capital Holdings, Inc. 0.000% 7/21/11	5,685,000	5,684,052
Omnicom Cap, Inc. (a) 0.010% 7/28/11	6,800,000	6,798,317
Oneok, Inc. (a) 0.010% 7/08/11	6,300,000	6,299,608
Oneok, Inc. 0.300% 7/08/11	500,000	499,971
Pacific Gas & Electric Co. (a) 0.000% 7/05/11	6,485,000	6,484,755
Pall Corp. (a) 0.000% 7/29/11	4,600,000	4,598,855
Pall Corp. (a) 0.330% 7/06/11	2,250,000	2,249,897
Potash Corp. of Saskatchewan, Inc. (a) 0.000% 8/01/11	6,175,000	6,173,352
Public Service Electric & Gas Co. 0.330% 7/14/11	6,800,000	6,799,202
Reckitt Benckiser PLC (a) 0.430% 11/18/11	10,000,000	9,983,278
Ryder System, Inc. 0.000% 7/26/11	6,800,000	6,798,347
Santander Holdings USA, Inc. (a) 0.500% 7/15/11	11,000,000	10,997,861
Sara Lee Corp. (a) 0.000% 7/05/11	600,000	599,980
Societe Generale North America, Inc. 0.360% 11/10/11	3,800,000	3,794,984

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Societe Generale North America, Inc. 0.375% 11/01/11	$6,590,000	$6,581,557
South Carolina Electric & Gas 0.310% 7/13/11	2,090,000	2,089,784
Southern California Edison Co. (a) 0.000% 7/08/11	11,000,000	10,999,315
Stanley Black & Decker, Inc. (a) 0.330% 8/04/11	6,800,000	6,797,881
Staples, Inc. (a) 0.320% 7/05/11	6,800,000	6,799,758
Tesco PLC (a) 0.370% 8/22/11	6,800,000	6,796,366
Tyco International Finance (a) 0.000% 7/22/11	6,500,000	6,498,749
UnitedHealth Group, Inc. (a) 0.000% 7/01/11	11,308,000	11,308,000
Virginia Electric and Power Co. 0.320% 7/05/11	750,000	749,973
Virginia Electric and Power Co. 0.340% 7/14/11	4,410,000	4,409,458
Volkswagen Group of America, Inc. (a) 0.380% 7/21/11	350,000	349,926
Volkswagen Group of America, Inc. (a) 0.380% 7/26/11	6,500,000	6,498,285
Wellpoint, Inc. (a) 0.310% 8/16/11	10,000,000	9,996,039
Xcel Energy, Inc. (a) 0.000% 8/16/11	6,800,000	6,796,959

		300,314,920

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/11, 0.010%, due 7/01/11 (d)	4,521	4,521

TOTAL SHORT-TERM INVESTMENTS (Cost $300,319,441)		300,319,441

TOTAL INVESTMENTS — 188.0% (Cost $826,290,764) (e)		856,289,535

Other Assets/(Liabilities) — (88.0)%		(400,873,437)

NET ASSETS — 100.0%		$455,416,098

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, these securities amounted to a value of $255,980,675 or 56.21% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(d)	Maturity value of $4,521. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/15/40, and an aggregate market value, including accrued interest, of $4,887.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 68.3%

CORPORATE DEBT — 22.3%
Advertising — 0.2%
WPP Finance 8.000% 9/15/14	$260,000	$304,990
WPP Finance Corp. 5.875% 6/15/14	65,000	71,397

		376,387

Aerospace & Defense — 0.2%
L-3 Communications Corp. 6.375% 10/15/15	471,000	483,953

Agriculture — 0.2%
Altria Group, Inc. 9.700% 11/10/18	60,000	78,847
BAT International Finance PLC (a) 8.125% 11/15/13	245,000	281,524

		360,371

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	10,676	3,923

Banks — 1.9%
Associated Banc-Corp 5.125% 3/28/16	350,000	365,216
Bank of America Corp. 2.100% 4/30/12	480,000	487,525
Bank of America Corp. 3.625% 3/17/16	330,000	330,950
Bank of America Corp. 5.750% 12/01/17	150,000	159,492
Bank of America Corp. Series L 5.650% 5/01/18	85,000	89,618
Barclays Bank PLC 5.000% 9/22/16	100,000	107,574
Barclays Bank PLC 5.200% 7/10/14	370,000	400,257
Capital One Financial Corp. 7.375% 5/23/14	85,000	97,056
Deutsche Bank AG 3.250% 1/11/16	400,000	404,748
First Horizon National Corp. 5.375% 12/15/15	275,000	292,577
HSBC Bank USA 4.625% 4/01/14	205,000	218,519
ICICI Bank Ltd 4.750% 11/25/16	225,000	224,492
ICICI Bank Ltd. (a) 5.500% 3/25/15	210,000	220,528
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	135,000	140,503

	Principal Amount	Value
State Street Corp. 2.150% 4/30/12	$145,000	$147,312
UBS AG 5.750% 4/25/18	205,000	222,256
Wachovia Corp. 5.300% 10/15/11	75,000	75,995
Wachovia Corp. 5.750% 6/15/17	170,000	189,016
Wells Fargo & Co. 3.625% 4/15/15	210,000	219,534

		4,393,168

Beverages — 0.0%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	55,000	61,110

Building Materials — 0.5%
CRH America, Inc. 8.125% 7/15/18	20,000	23,719
Lafarge SA (a) 5.850% 7/09/15	400,000	427,659
Masco Corp. 4.800% 6/15/15	490,000	486,873
Masco Corp. 7.125% 8/15/13	160,000	171,640
Owens Corning, Inc. 9.000% 6/15/19	110,000	131,383

		1,241,274

Chemicals — 1.2%
Airgas, Inc. 4.500% 9/15/14	155,000	165,965
Ashland, Inc. 9.125% 6/01/17	80,000	90,000
Cabot Corp. 5.000% 10/01/16	420,000	450,231
Cytec Industries, Inc. 8.950% 7/01/17	50,000	62,341
The Dow Chemical Co. 4.850% 8/15/12	105,000	109,668
The Dow Chemical Co. 5.900% 2/15/15	275,000	308,912
The Dow Chemical Co. 7.600% 5/15/14	160,000	185,542
E.I. du Pont de Nemours & Co. 3.250% 1/15/15	120,000	125,743
E.I. du Pont de Nemours & Co. 5.000% 1/15/13	25,000	26,597
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	20,000	23,079
Incitec Pivot Ltd. (a) 4.000% 12/07/15	250,000	255,309
Lyondell Chemical Co. (a) 8.000% 11/01/17	469,000	521,763

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nova Chemicals Corp. FRN 3.542% 11/15/13	$500,000	$496,250
Valspar Corp. 5.625% 5/01/12	80,000	82,872

		2,904,272

Commercial Services — 0.5%
Brambles USA, Inc. (a) 3.950% 4/01/15	190,000	195,987
Deluxe Corp. 7.375% 6/01/15	25,000	25,688
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	340,000	345,713
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	45,000	45,562
Equifax, Inc. 4.450% 12/01/14	330,000	353,648
ERAC USA Finance LLC (a) 5.800% 10/15/12	255,000	268,837

		1,235,435

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625% 1/15/18	30,000	31,650
Hewlett-Packard Co. 5.500% 3/01/18	140,000	156,563
HP Enterprise Services LLC Series B 6.000% 8/01/13	70,000	76,852

		265,065

Diversified Financial — 4.2%
American Express Co. 6.150% 8/28/17	55,000	62,676
American Express Co. 7.250% 5/20/14	60,000	68,621
The Bear Stearns Cos., Inc. 7.250% 2/01/18	175,000	207,811
BlackRock, Inc. 6.250% 9/15/17	55,000	63,626
Boeing Capital Corp. Ltd. 6.500% 2/15/12	110,000	114,080
Citigroup, Inc. 2.125% 4/30/12	320,000	325,045
Citigroup, Inc. 4.750% 5/19/15	150,000	158,634
Citigroup, Inc. 5.500% 10/15/14	115,000	125,061
Citigroup, Inc. 5.500% 2/15/17	120,000	126,205
Citigroup, Inc. 6.375% 8/12/14	190,000	210,088
Eaton Vance Corp. 6.500% 10/02/17	170,000	196,301
Federal Home Loan Mortgage Corp. 2.125% 3/23/12	1,995,000	2,022,579

	Principal Amount	Value
Ford Motor Credit Co. LLC 8.700% 10/01/14	$425,000	$475,783
General Electric Capital Corp. 2.800% 1/08/13	245,000	251,221
General Electric Capital Corp. 3.500% 8/13/12	190,000	195,737
General Electric Capital Corp. 5.375% 10/20/16	110,000	121,174
General Electric Capital Corp. 5.900% 5/13/14	145,000	161,082
The Goldman Sachs Group, Inc. 1.625% 7/15/11	915,000	915,361
The Goldman Sachs Group, Inc. 5.450% 11/01/12	640,000	676,401
The Goldman Sachs Group, Inc. 5.625% 1/15/17	325,000	344,057
HSBC Finance Corp. 5.900% 6/19/12	130,000	136,334
HSBC Finance Corp. 6.375% 10/15/11	65,000	66,030
International Lease Finance Corp. 5.625% 9/20/13	75,000	76,125
Janus Capital Group, Inc. 6.700% 6/15/17	400,000	438,502
Lazard Group LLC 6.850% 6/15/17	85,000	93,741
Lazard Group LLC 7.125% 5/15/15	752,000	846,160
Merrill Lynch & Co., Inc. 5.450% 2/05/13	305,000	323,542
Morgan Stanley 3.800% 4/29/16	150,000	148,258
Morgan Stanley 4.200% 11/20/14	335,000	347,901
Morgan Stanley 5.450% 1/09/17	100,000	105,753
Morgan Stanley, Series F 6.625% 4/01/18	190,000	209,303
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	30,000	41,548
SLM Corp. 5.000% 10/01/13	80,000	83,200
SLM Corp. 6.250% 1/25/16	100,000	103,750
TD Ameritrade Holding Corp. 4.150% 12/01/14	55,000	58,237

		9,899,927

Electric — 0.9%
Allegheny Energy Supply Co. LLC (a) 8.250% 4/15/12	60,000	63,254
Ameren Corp. 8.875% 5/15/14	175,000	202,742

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	$50,000	$57,167
CMS Energy Corp. 2.750% 5/15/14	150,000	150,136
CMS Energy Corp. 5.050% 2/15/18	290,000	298,032
CMS Energy Corp. 6.300% 2/01/12	10,000	10,264
IPALCO Enterprises, Inc. (a) 5.000% 5/01/18	375,000	366,320
Kansas Gas & Electric Co. 5.647% 3/29/21	49,949	53,227
Mirant Mid-Atlantic LLC Series 2001 Class A 8.625% 6/30/12	16,237	16,521
Monongahela Power 6.700% 6/15/14	70,000	76,948
Nevada Power Co. Series L 5.875% 1/15/15	90,000	100,811
NRG Energy, Inc. 8.500% 6/15/19	125,000	129,375
Oncor Electric Delivery Co. 6.800% 9/01/18	10,000	11,687
PPL Energy Supply LLC 6.300% 7/15/13	120,000	130,703
TransAlta Corp. 4.750% 1/15/15	330,000	352,404
TransAlta Corp. 6.650% 5/15/18	95,000	108,690
Wisconsin Public Service Corp. 5.650% 11/01/17	70,000	79,666

		2,207,947

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	115,000	116,150

Electronics — 0.5%
Agilent Technologies, Inc. 2.500% 7/15/13	510,000	519,273
Amphenol Corp. 4.750% 11/15/14	205,000	223,357
Avnet, Inc. 5.875% 3/15/14	385,000	418,185

		1,160,815

Entertainment — 0.1%
Peninsula Gaming LLC 8.375% 8/15/15	205,000	215,250

Environmental Controls — 0.2%
Allied Waste North America, Inc. 6.875% 6/01/17	375,000	406,406

	Principal Amount	Value
Waste Management, Inc. 6.100% 3/15/18	$20,000	$22,684

		429,090

Foods — 0.3%
Kellogg Co. 5.125% 12/03/12	135,000	143,101
Kraft Foods, Inc. 4.125% 2/09/16	210,000	224,553
Kraft Foods, Inc. 6.750% 2/19/14	200,000	226,536
The Kroger Co. 7.500% 1/15/14	55,000	62,866

		657,056

Forest Products & Paper — 0.2%
Rock-Tenn Co. 5.625% 3/15/13	20,000	20,650
Rock-Tenn Co. 8.200% 8/15/11	95,000	95,831
Rock-Tenn Co. 9.250% 3/15/16	220,000	237,600
Verso Paper Holdings LLC 11.500% 7/01/14	63,000	67,095

		421,176

Hand & Machine Tools — 0.1%
Black & Decker Corp. 8.950% 4/15/14	80,000	94,664
Kennametal, Inc. 7.200% 6/15/12	160,000	168,749

		263,413

Health Care – Products — 0.3%
Beckman Coulter, Inc. 6.000% 6/01/15	95,000	107,955
Boston Scientific Corp. 4.500% 1/15/15	500,000	527,187
Covidien International Finance SA 5.450% 10/15/12	160,000	169,322

		804,464

Health Care – Services — 0.2%
Apria Healthcare Group, Inc. 11.250% 11/01/14	275,000	284,625
HCA, Inc. 9.250% 11/15/16	200,000	212,250

		496,875

Holding Company – Diversified — 0.2%
Kansas City Southern Railway 13.000% 12/15/13	172,000	199,950
Leucadia National Corp. 7.750% 8/15/13	320,000	344,800

		544,750

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Builders — 0.2%
Pulte Group, Inc. 6.250% 2/15/13	$370,000	$384,800
Toll Brothers Finance Corp. 4.950% 3/15/14	100,000	104,237

		489,037

Home Furnishing — 0.2%
Sealy Mattress Co. (a) 10.875% 4/15/16	484,000	537,240
Whirlpool Corp. 8.600% 5/01/14	40,000	46,612

		583,852

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	125,000	128,547

Insurance — 0.7%
American International Group, Inc. 3.650% 1/15/14	50,000	50,955
Berkshire Hathaway, Inc. 3.200% 2/11/15	390,000	406,479
Hartford Financial Services Group, Inc. 5.375% 3/15/17	400,000	421,128
Lincoln National Corp. 4.300% 6/15/15	75,000	78,978
MetLife Global Funding I (a) 2.875% 9/17/12	200,000	204,391
MetLife, Inc. Series A 6.817% 8/15/18	30,000	35,126
Prudential Financial, Inc. 3.625% 9/17/12	175,000	179,656
Prudential Financial, Inc. 3.875% 1/14/15	115,000	120,034
Prudential Financial, Inc. 4.750% 9/17/15	230,000	247,451

		1,744,198

Investment Companies — 0.0%
Xstrata Finance Canada (a) 5.800% 11/15/16	45,000	50,395

Iron & Steel — 0.7%
Allegheny Technologies, Inc. 8.375% 12/15/11	55,000	56,334
Allegheny Technologies, Inc. 9.375% 6/01/19	20,000	25,341
ArcelorMittal 9.000% 2/15/15	380,000	453,564
Reliance Steel & Aluminum Co. 6.200% 11/15/16	355,000	389,595
Steel Dynamics, Inc. 7.375% 11/01/12	710,000	749,050

		1,673,884

	Principal Amount	Value
Lodging — 0.2%
Marriott International, Inc. 5.810% 11/10/15	$60,000	$66,163
Marriott International, Inc. 6.200% 6/15/16	180,000	202,290
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	10,000	10,600
Wyndham Worldwide Corp. 6.000% 12/01/16	145,000	153,987

		433,040

Machinery – Diversified — 0.1%
Roper Industries, Inc. 6.625% 8/15/13	145,000	160,658

Manufacturing — 0.9%
Cooper US, Inc. 6.100% 7/01/17	100,000	116,880
General Electric Co. 5.250% 12/06/17	65,000	72,009
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	60,000	71,102
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	110,000	132,082
ITT Corp. 4.900% 5/01/14	90,000	98,180
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	160,000	184,094
Textron, Inc. 6.200% 3/15/15	900,000	998,603
Tyco Electronics Group SA 6.000% 10/01/12	155,000	164,354
Tyco Electronics Group SA 6.550% 10/01/17	50,000	58,912
Tyco International Finance SA 4.125% 10/15/14	175,000	186,154
Tyco International Finance SA 8.500% 1/15/19	60,000	76,063

		2,158,433

Media — 0.5%
Comcast Corp. 6.500% 1/15/15	65,000	74,365
Scholastic Corp. 5.000% 4/15/13	320,000	327,600
Thomson Corp. 5.700% 10/01/14	235,000	263,128
Thomson Reuters Corp. 5.950% 7/15/13	65,000	71,096
Time Warner Cable, Inc. 7.500% 4/01/14	110,000	126,726
Time Warner Cable, Inc. 8.750% 2/14/19	60,000	76,453

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner, Inc. 5.875% 11/15/16	$135,000	$154,311
Viacom, Inc. 6.250% 4/30/16	50,000	57,508

		1,151,187

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	165,000	182,443

Mining — 0.3%
Corporacion Nacional del Cobre de Chile (a) 5.500% 10/15/13	80,000	86,018
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	245,000	267,662
Teck Resources Ltd. 7.000% 9/15/12	65,000	69,129
Teck Resources Ltd. 10.750% 5/15/19	105,000	132,694
Vale Overseas Ltd. 6.250% 1/11/16	145,000	163,340
Vale Overseas Ltd. 6.250% 1/23/17	75,000	84,843

		803,686

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	90,000	95,827
Xerox Corp. 5.500% 5/15/12	55,000	57,184

		153,011

Office Furnishings — 0.2%
Steelcase, Inc. 6.500% 8/15/11	445,000	447,483

Oil & Gas — 0.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	400,000	458,534
Cenovus Energy, Inc. 4.500% 9/15/14	215,000	233,341
Noble Holding International Ltd. 7.375% 3/15/14	165,000	188,074
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	300,000	283,500
Petrobras International Finance Co. 3.875% 1/27/16	205,000	208,755
Pioneer Natural Resources Co. 5.875% 7/15/16	220,000	232,283
Rowan Cos., Inc. 5.000% 9/01/17	250,000	267,483
Tesoro Corp. 6.500% 6/01/17	55,000	56,100
Valero Energy Corp. 4.500% 2/01/15	175,000	186,813

		2,114,883

	Principal Amount	Value
Oil & Gas Services — 0.1%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	$335,000	$331,650

Packaging & Containers — 0.4%
Ball Corp. 7.125% 9/01/16	220,000	239,800
Packaging Corporation of America 5.750% 8/01/13	160,000	170,940
Sealed Air Corp. (a) 5.625% 7/15/13	240,000	252,267
Sealed Air Corp. 7.875% 6/15/17	200,000	216,423

		879,430

Pharmaceuticals — 0.1%
Abbott Laboratories 5.600% 11/30/17	70,000	81,123
Mylan, Inc. (a) 7.625% 7/15/17	100,000	109,000

		190,123

Pipelines — 1.2%
Boardwalk Pipelines LLC 5.500% 2/01/17	35,000	38,575
CenterPoint Energy Resources Corp. 6.125% 11/01/17	160,000	183,451
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	165,000	167,983
DCP Midstream LLC (a) 9.750% 3/15/19	5,000	6,535
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	400,000	415,895
Energy Transfer Partners LP 9.700% 3/15/19	200,000	255,583
Enogex LLC (a) 6.875% 7/15/14	305,000	336,235
Enterprise Products Operating LP 3.200% 2/01/16	100,000	101,583
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	35,000	37,925
Kern River Funding Corp. (a) 4.893% 4/30/18	66,096	72,621
Kinder Morgan Energy Partners LP 6.000% 2/01/17	35,000	39,470
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	550,000	570,625
ONEOK Partners LP 3.250% 2/01/16	100,000	101,714
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	120,000	128,772
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	80,000	89,699
Southern Natural Gas Co. (a) 5.900% 4/01/17	60,000	68,199

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Texas Eastern Transmission LP (a) 6.000% 9/15/17	$45,000	$51,913
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	95,000	102,564

		2,769,342

Real Estate — 0.3%
AMB Property LP 4.500% 8/15/17	145,000	145,093
Brookfield Asset Management, Inc. 7.125% 6/15/12	90,000	94,823
ProLogis LP 5.625% 11/15/16	410,000	437,811

		677,727

Real Estate Investment Trusts (REITS) — 0.1%
Boston Properties LP 5.000% 6/01/15	30,000	32,519
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	202,762
Senior Housing Properties Trust 8.625% 1/15/12	20,000	20,659
Simon Property Group LP 4.200% 2/01/15	35,000	37,233

		293,173

Retail — 0.1%
J.C. Penney Corp., Inc. 7.950% 4/01/17	25,000	28,156
Lowe’s Cos., Inc. 5.600% 9/15/12	70,000	74,176
Nordstrom, Inc. 6.750% 6/01/14	50,000	57,220

		159,552

Savings & Loans — 0.1%
Glencore Funding LLC (a) 6.000% 4/15/14	220,000	239,309

Storage & Warehousing — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	335,000	351,750

Telecommunications — 1.6%
American Tower Corp. 4.500% 1/15/18	425,000	424,802
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	165,000	187,602
CenturyLink, Inc. 5.500% 4/01/13	160,000	168,252
Embarq Corp. 6.738% 6/01/13	985,000	1,066,958
Embarq Corp. 7.082% 6/01/16	150,000	166,743

	Principal Amount	Value
Rogers Communications, Inc. 5.500% 3/15/14	$35,000	$38,542
Rogers Communications, Inc. 6.375% 3/01/14	65,000	72,902
Rogers Communications, Inc. 6.800% 8/15/18	70,000	82,598
Telecom Italia Capital 6.175% 6/18/14	175,000	188,314
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	303,457
Verizon Communications, Inc. 8.750% 11/01/18	120,000	156,133
Virgin Media Secured Finance PLC 6.500% 1/15/18	345,000	378,206
Windstream Corp. 7.875% 11/01/17	210,000	222,863
Windstream Corp. 8.125% 8/01/13	400,000	434,000

		3,891,372

Textiles — 0.0%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	40,000	41,200

Transportation — 0.4%
Asciano Finance (a) 5.000% 4/07/18	175,000	179,635
Bristow Group, Inc. 7.500% 9/15/17	515,000	539,463
Canadian National Railway Co. 5.850% 11/15/17	40,000	46,636
Ryder System, Inc. 5.000% 6/15/12	90,000	93,449

		859,183

Trucking & Leasing — 0.5%
GATX Corp. 3.500% 7/15/16	675,000	691,675
GATX Corp. 4.750% 10/01/12	215,000	223,726
GATX Corp. 4.750% 5/15/15	60,000	63,658
GATX Corp. 8.750% 5/15/14	220,000	255,836

		1,234,895

TOTAL CORPORATE DEBT (Cost $51,893,349)		52,735,314

MUNICIPAL OBLIGATIONS — 0.6%
Access Group, Inc., Delaware VRN 0.744% 9/01/37	155,000	141,050
North Carolina State Education Assistance Authority FRN 1.212% 1/26/26	350,000	345,597

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
North Carolina State Education Assistance Authority Student Loan Revenue Bonds 0.760% 1/25/21	$425,000	$424,358
State of California 5.950% 4/01/16	75,000	83,430
State of Illinois 5.365% 3/01/17	400,000	413,448

		1,407,883

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,390,035)		1,407,883

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.5%
Automobile ABS — 3.2%
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	220,305	220,400
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2 0.840% 11/10/14	190,000	189,890
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2 0.900% 9/08/14	300,000	300,092
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	275,000	275,365
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.326% 8/20/13	245,000	240,254
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (a) 0.466% 7/20/12	500,000	491,694
CarMax Auto Owner Trust, Series 2010-2, Class A2 0.920% 1/15/13	247,822	248,023
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.937% 9/15/21	310,588	313,354
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.187% 12/15/20	349,886	352,058
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	205,829	205,996
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	700,000	699,970
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	240,231	240,416
Ford Credit Auto Lease Trust, Series 2010-A, Class A2 (a) 1.040% 3/15/13	16,035	16,037

	Principal Amount	Value
Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2 0.830% 11/15/13	$424,338	$424,540
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	342,296	342,189
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	172,163	172,473
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	128,336	128,589
Nissan Auto Lease Trust, Series 2010-B, Class A2 0.900% 5/15/13	275,000	275,262
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2 0.930% 6/17/13	375,000	375,108
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	335,000	334,942
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	251,307	251,601
Santander Drive Auto Receivables Trust, Series 2011-2, Class A2 1.040% 4/15/14	550,000	549,969
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	196,754	197,167
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A2 0.740% 8/15/12	176,107	176,206
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 0.770% 1/22/13	338,243	338,653
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	92,638	92,703
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.737% 3/15/18	157,884	158,588

		7,611,539

Commercial MBS — 5.9%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.930% 2/10/51	535,000	580,777
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	440,000	467,882
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	295,000	314,402

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	$255,000	$271,739
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	144,342	145,748
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	227,383
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	160,000	161,596
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	80,000	86,961
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	470,000	508,666
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	425,000	464,804
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	110,000	119,292
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	400,000	434,544
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.942% 9/11/38	400,000	409,583
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	127,851	128,638
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.972% 6/10/46	225,000	227,973
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 6.008% 12/10/49	465,000	510,233
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	325,000	340,537
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.413% 2/15/41	265,000	188,322

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 3.386% 7/10/44	$235,000	$235,519
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	397,160	407,158
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	150,000	155,733
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.078% 7/10/38	110,000	121,456
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 3.645% 3/10/44	465,000	477,353
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	100,000	100,113
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.388% 5/15/41	545,000	582,968
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	485,000	523,630
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	200,000	216,464
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4 VRN 5.291% 1/12/44	85,000	91,153
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, VRN 5.392% 11/12/37	500,000	544,080
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	200,000	212,627
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	514,616
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.097% 6/12/46	245,000	271,017
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	300,000	300,972
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	562,880	582,901

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	$400,000	$429,229
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	317,889	330,323
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.456% 1/11/43	320,000	363,857
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.979% 8/15/39	200,000	209,428
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.979% 8/15/39	570,000	623,125
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	246,202
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.052% 2/15/51	368,934	376,474
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 3.240% 3/15/44	175,000	176,082
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	200,000	206,266

		13,887,826

Home Equity ABS — 2.8%
Accredited Mortgage Loan Trust, Series 2006-2, Class A2 FRN 0.276% 9/25/36	1,817	1,817
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.456% 8/25/35	205,365	192,231
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.556% 11/25/34	247,126	228,860
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1 FRN 0.616% 7/25/35	165,000	122,538
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.546% 7/25/35	177,031	161,346
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.626% 6/25/35	300,000	271,096
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.771% 8/28/44	84,296	77,404
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 0.546% 9/25/35	183,640	166,662

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 FRN 0.566% 11/25/35	$312,787	$301,145
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.616% 4/25/35	219,188	210,671
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.716% 1/25/35	75,574	73,208
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.776% 12/25/34	53,680	48,985
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1 FRN 0.236% 1/25/37	84,409	83,059
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.286% 5/25/36	53,838	52,761
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.296% 7/25/36	131,342	127,388
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.596% 12/25/33	123,048	110,612
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.416% 9/25/34	140,493	131,347
Countrywide Partnership Trust, Series 2004-EC1, Class M1 0.786% 2/25/35	118,672	110,221
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.426% 1/25/36	197,491	185,870
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.566% 9/25/35	379,090	364,570
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.616% 4/25/35	192,165	172,047
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.356% 8/25/36	180,782	156,998
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.656% 8/25/35	175,000	146,265
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.686% 2/25/35	239,726	230,508
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 (a) 0.921% 6/28/35	200,000	185,231
Morgan Stanley Capital Inc., Series 2006-HE5, Class A2B FRN 0.286% 8/25/36	380,791	378,829

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.636% 3/25/35	$175,000	$135,885
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	291	277
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.566% 8/25/35	370,356	337,947
Park Place Securities, Inc., Series 2005-WHQ3, Class M1 FRN 0.606% 6/25/35	275,000	249,445
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.686% 3/25/35	250,000	219,354
RAAC Series, Series 2005-RP2, Class A FRN (a) 0.536% 6/25/35	247,031	238,197
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.376% 3/25/36	262,213	242,782
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2B FRN 0.286% 12/25/36	289,013	285,447
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.526% 3/25/36	235,793	214,745
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.546% 8/25/35	138,619	126,740
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.586% 8/25/35	200,000	160,480

		6,502,968

Manufactured Housing ABS — 0.1%
Vanderbilt Mortgage Finance, Series 2000-B, Class IIA1 FRN 0.450% 7/07/30	198,766	183,110

Other ABS — 1.2%
Cajun Global LLC, Series 2011-1A, Class A2 5.955% 2/20/41	248,011	255,142
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.366% 8/18/21	124,265	116,188
CNH Equipment Trust, Series 2010-C, Class A2 0.830% 4/15/13	275,000	275,235
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 0.987% 12/15/15	350,000	352,335

	Principal Amount	Value
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	$225,000	$225,000
Great America Leasing Receivables, Series 2011-1, Class A2 (a) 1.050% 3/15/13	225,000	225,366
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.440% 6/02/17	250,000	247,662
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	175,000	174,392
Newport Waves CDO (Acquired 5/4/10, Cost $129,353), Series 2007-1A, Class A3LS FRN (a) (d) 0.847% 6/20/14	225,000	167,445
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	117,614	117,873
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.437% 5/15/20	229,125	221,106
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B (a) (e) 1.000% 7/15/41	525,000	525,000

		2,902,744

Student Loans ABS — 3.9%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.488% 9/25/25	246,015	245,510
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.256% 3/28/17	223,610	222,122
College Loan Corp. Trust, Series 2007-2, Class A1 FRN 0.524% 1/25/24	550,000	547,089
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.686% 1/25/47	450,000	384,750
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.547% 12/15/17	165,130	165,099
Education Funding Capital Trust, Series 2003-2, Class A4 FRN 1.686% 3/15/32	850,000	844,424
Education Funding Capital Trust I, Series 2003-3, Class A5 FRN 1.686% 12/15/42	275,000	266,750
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.687% 12/15/32	550,000	543,642

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.287% 5/25/22	$224,852	$224,988
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.327% 5/25/23	330,000	324,780
National Collegiate Student Loan Trust, Series 2006-4, Class A1 FRN 0.216% 3/25/25	164,032	163,810
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.226% 1/27/25	211,192	210,007
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.296% 3/25/26	318,813	312,471
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.336% 2/25/26	66,404	66,292
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.386% 9/25/25	571,743	569,290
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.986% 4/25/46	188,068	189,269
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.373% 10/28/26	372,165	369,277
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.443% 4/28/17	495,725	495,334
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.444% 11/28/23	83,195	82,557
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.398% 1/15/19	316,683	313,096
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.297% 9/15/20	85,610	84,897
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.837% 3/15/38	164,920	139,104
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.897% 6/15/38	216,108	182,872
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.635% 12/15/16	525,000	524,836
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.675% 12/15/16	500,000	499,844
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.675% 12/15/16	145,000	144,955

	Principal Amount	Value
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.685% 1/27/42	$135,000	$133,177
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.837% 12/15/17	253,433	255,026
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.350% 12/17/46	150,000	120,000
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.463% 10/28/28	88,816	87,775
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.724% 1/25/21	472,483	471,680

		9,184,723

WL Collateral CMO — 1.2%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.019% 8/25/34	41,001	35,876
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 2.774% 2/25/34	7,060	6,221
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.298% 9/25/33	3,915	3,033
Gracechurch Mortgage Financing PLC, Series 2007-1A, Class 3A1 FRN (a) 0.340% 11/20/56	371,631	368,929
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.825% 8/25/34	7,732	6,994
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.376% 1/19/38	154,402	101,970
Holmes Master Issuer PLC, Series 2007-2A, Class 3A1 FRN 0.358% 7/15/21	370,000	369,406
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.296% 5/25/37	139,326	66,928
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.709% 8/25/34	20,759	14,924
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.466% 6/25/36	190,497	183,642
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.436% 8/25/36	50,782	39,070
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.669% 7/25/33	1,483	1,362

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.208% 2/25/34	$3,073	$2,866
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.500% 2/25/34	179	162
Morgan Stanley Reremic Trust, Series 2011-IO, Class A 2.500% 2/23/51	575,000	573,293
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 3.000% 7/17/56	902,068	902,916
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.366% 6/25/46	293,284	111,705
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.702% 3/25/34	13,455	11,440
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.678% 4/25/44	37,089	28,730

		2,829,467

WL Collateral PAC — 0.2%
Structured Asset Securities Corp., Series 2006-BC4, Class A2 FRN 0.236% 12/25/36	192,245	189,475
Structured Asset Securities Corp., Series 2006-GEL4, Class A1 FRN (a) 0.306% 10/25/36	59,617	59,054
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.436% 11/25/37	309,941	289,608
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.750% 6/25/32	14,032	10,934

		549,071

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $43,293,003)		43,651,448

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 16.0%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	42,015	47,883
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	35,970	41,346

		89,229

	Principal Amount	Value
Pass-Through Securities — 15.9%
Federal Home Loan Mortgage Corp. Pool #G05849 4.500% 5/01/40	$4,920,140	$5,091,769
Pool #C01283 5.500% 11/01/31	48,626	52,889
Pool #E85389 6.000% 9/01/16	11,442	12,445
Pool #G11431 6.000% 2/01/18	8,152	8,866
Pool #E85301 6.500% 9/01/16	19,949	21,895
Pool #E85032 6.500% 9/01/16	3,847	4,191
Pool #E85409 6.500% 9/01/16	22,748	24,889
Pool #C01079 7.500% 10/01/30	1,417	1,625
Pool #C01135 7.500% 2/01/31	4,879	5,595
Pool #554904 9.000% 3/01/17	21	24
Federal Home Loan Mortgage Corp. TBA Pool #2961 4.000% 11/01/39 (e)	1,900,000	1,898,219
Federal National Mortgage Association Pool #775539 2.361% 5/01/34	52,259	54,412
Pool #725692 2.440% 10/01/33	104,559	109,189
Pool #888586 2.697% 10/01/34	116,437	121,911
Pool #255148 5.500% 2/01/14	488	507
Pool #587994 6.000% 6/01/16	3,436	3,750
Pool #253880 6.500% 7/01/16	13,720	14,960
Pool #575667 7.000% 3/01/31	9,060	10,322
Pool #572577 7.000% 4/01/31	1,967	2,241
Pool #497120 7.500% 8/01/29	71	81
Pool #507053 7.500% 9/01/29	490	556
Pool #529453 7.500% 1/01/30	1,395	1,599
Pool #531196 7.500% 2/01/30	147	169
Pool #532418 7.500% 2/01/30	1,009	1,157

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #530299 7.500% 3/01/30	$552	$632
Pool #536386 7.500% 4/01/30	112	129
Pool #535996 7.500% 6/01/31	5,211	5,973
Pool #523499 8.000% 11/01/29	587	673
Pool #252926 8.000% 12/01/29	149	171
Pool #532819 8.000% 3/01/30	130	150
Pool #537033 8.000% 4/01/30	984	1,131
Pool #534703 8.000% 5/01/30	680	781
Pool #253437 8.000% 9/01/30	113	130
Pool #253481 8.000% 10/01/30	59	67
Pool #190317 8.000% 8/01/31	2,419	2,779
Pool #596656 8.000% 8/01/31	909	1,030
Pool #599652 8.000% 8/01/31	20,430	23,523
Pool #602008 8.000% 8/01/31	2,906	3,342
Pool #597220 8.000% 9/01/31	1,566	1,802
Federal National Mortgage Association TBA Pool #6990 4.000% 4/01/24 (e)	10,153,000	10,572,604
Pool #6447 4.000% 11/01/39 (e)	4,084,000	4,084,000
Pool #11606 4.500% 3/01/21 (e)	9,136,000	9,685,587
Pool #15801 4.500% 3/01/39 (e)	2,000,000	2,069,219
Pool #28654 5.000% 8/01/36 (e)	3,405,000	3,617,281
Government National Mortgage Association Pool #008746 2.125% 11/20/25	2,309	2,377
Pool #080136 2.125% 11/20/27	419	432
Pool #371146 7.000% 9/15/23	1,061	1,207
Pool #352022 7.000% 11/15/23	5,332	6,058
Pool #491089 7.000% 12/15/28	7,586	8,709

	Principal Amount	Value
Pool #483598 7.000% 1/15/29	$2,560	$2,930
Pool #478658 7.000% 5/15/29	1,684	1,930
Pool #500928 7.000% 5/15/29	2,436	2,788
Pool #498541 7.000% 6/15/29	1,461	1,558
Pool #509546 7.000% 6/15/29	3,209	3,680
Pool #499410 7.000% 7/15/29	606	695
Pool #510083 7.000% 7/15/29	1,097	1,256
Pool #493723 7.000% 8/15/29	2,781	3,189
Pool #507093 7.000% 8/15/29	1,048	1,203
Pool #581417 7.000% 7/15/32	7,980	9,171
Pool #591581 7.000% 8/15/32	3,242	3,728
Pool #210946 7.500% 3/15/17	1,422	1,575
Pool #203940 7.500% 4/15/17	2,657	2,910
Pool #181168 7.500% 5/15/17	1,317	1,459
Pool #193870 7.500% 5/15/17	1,889	2,077
Pool #226163 7.500% 7/15/17	2,679	2,973
Pool #385760 7.500% 6/15/24	312	353
New Valley Generation IV 4.687% 1/15/22	52,089	55,939

		37,632,462

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $36,980,899)		37,721,691

U.S. TREASURY OBLIGATIONS — 10.9%
U.S. Treasury Bonds & Notes — 10.9%
U.S. Treasury Note 0.500% 5/31/13	6,775,000	6,782,278
U.S. Treasury Note 1.250% 3/15/14	1,650,000	1,674,106
U.S. Treasury Note 1.250% 4/15/14	420,000	425,955

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 2.625% 8/15/20	$17,495,000	$16,936,663

		25,819,002

TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,416,823)		25,819,002

TOTAL BONDS & NOTES (Cost $158,974,109)		161,335,338

TOTAL LONG-TERM INVESTMENTS (Cost $158,974,109)		161,335,338

SHORT-TERM INVESTMENTS — 46.2%
Commercial Paper — 46.2%
AutoZone, Inc (a) 0.000% 7/12/11	5,000,000	4,999,526
Bacardi USA, Inc. 0.330% 7/28/11	4,250,000	4,248,948
Bemis Co., Inc (a) 0.000% 7/25/11	2,375,000	2,374,509
BMW US Capital LLC (a) 0.000% 8/03/11	4,400,000	4,398,669
BMW US Capital LLC (a) 0.330% 7/05/11	1,300,000	1,299,952
Carnival Corp. (a) 0.310% 7/07/11	4,800,000	4,799,752
Daimler Finance North America LLC (a) 0.390% 9/07/11	2,750,000	2,748,026
Deutsche Telekom 0.400% 8/02/11	2,500,000	2,499,404
Dominion Resources (a) 0.000% 8/04/11	5,250,000	5,248,463
Duke Energy Corp. (a) 0.330% 7/12/11	4,350,000	4,349,561
Enbridge Energy Prtns (a) 0.000% 7/06/11	5,500,000	5,499,763
ERAC USA Finance Co. (a) 0.380% 7/05/11	4,300,000	4,299,819
National Grid USA (a) 0.390% 8/01/11	1,625,000	1,624,454
NextEra Energy Capital Holdings, Inc. 0.330% 7/13/11	5,550,000	5,549,390
Oneok, Inc. (a) 0.000% 7/18/11	5,500,000	5,499,169
Pall Corp. (a) 0.310% 7/22/11	5,750,000	5,748,960
Potash Corp. of Saskatchewan, Inc. (a) 0.310% 7/29/11	4,450,000	4,448,927

	Principal Amount	Value
Public Service Electric & Gas Co. 0.310% 7/14/11	$2,800,000	$2,799,687
Reed Elsevier, Inc. (a) 0.310% 7/20/11	2,675,000	2,674,562
Ryder System, Inc. 0.000% 7/19/11	3,350,000	3,349,431
Ryder System, Inc. 0.320% 7/14/11	1,650,000	1,649,809
Santander Holdings USA, Inc. (a) 0.510% 8/05/11	5,000,000	4,997,521
South Carolina Electric & Gas 0.000% 8/02/11	2,125,000	2,124,396
Stanley Black & Decker, Inc. (a) 0.330% 8/08/11	5,075,000	5,073,232
Staples, Inc. (a) 0.000% 7/26/11	4,350,000	4,349,124
UnitedHealth Group, Inc. (a) 0.310% 7/01/11	1,200,000	1,200,000
Volkswagen Group of America, Inc. (a) 0.380% 7/11/11	5,500,000	5,499,420
Xcel Energy, Inc. (a) 0.300% 7/21/11	2,500,000	2,499,583
Xcel Energy, Inc. (a) 0.310% 7/25/11	3,125,000	3,124,354

		108,978,411

TOTAL SHORT-TERM INVESTMENTS (Cost $108,978,411)		108,978,411

TOTAL INVESTMENTS — 114.5% (Cost $267,952,520) (f)		270,313,749

Other Assets/(Liabilities) — (14.5)%		(34,165,674)

NET ASSETS — 100.0%		$236,148,075

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, these securities amounted to a value of $102,529,155 or 43.42% of net assets.

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2011, these securities amounted to a value of $3,923 or 0.00% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2011, these securities amounted to a value of $283,500 or 0.12% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2011, these securities amounted to a value of $167,445 or 0.07% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Advertising — 0.2%
APAC Customer Services, Inc. (a)	7,620	$40,615
The Interpublic Group of Companies, Inc.	19,680	246,000

		286,615

Aerospace & Defense — 1.4%
AAR Corp.	490	13,274
BE Aerospace, Inc. (a)	18,648	761,025
Cubic Corp.	2,254	114,931
LMI Aerospace, Inc. (a)	1,820	44,463
Moog, Inc. Class A (a)	40	1,741
Spirit AeroSystems Holdings, Inc. Class A (a)	36,350	799,700

		1,735,134

Airlines — 0.8%
Alaska Air Group, Inc. (a)	4,960	339,562
Gol Linhas Aereas Inteligentes SA Sponsored ADR (Brazil)	12,670	153,940
Pinnacle Airlines Corp. (a)	900	4,086
Southwest Airlines Co.	11,430	130,531
US Airways Group, Inc. (a)	36,740	327,353

		955,472

Apparel — 0.2%
Ascena Retail Group, Inc. (a)	8,370	284,999

Auto Manufacturers — 0.2%
Navistar International Corp. (a)	4,200	237,132

Automotive & Parts — 1.5%
American Axle & Manufacturing Holdings, Inc. (a)	14,350	163,303
Autoliv, Inc.	2,340	183,573
Dana Holding Corp. (a)	47,880	876,204
Douglas Dynamics, Inc.	7,190	113,530
Federal-Mogul Corp. (a)	810	18,493
Lear Corp.	5,800	310,184
Standard Motor Products, Inc.	2,840	43,253
Superior Industries International, Inc.	4,480	99,053
Tower International, Inc. (a)	80	1,415
TRW Automotive Holdings Corp. (a)	2,000	118,060

		1,927,068

Banks — 2.3%
BBVA Banco Frances SA Sponsored ADR (Argentina)	9,690	99,807
CapitalSource, Inc.	89,280	575,856
Cardinal Financial Corp.	390	4,270
Century Bancorp, Inc. Class A	1,376	36,409
Enterprise Financial Services Corp.	1,160	15,695
First Midwest Bancorp, Inc.	18,386	225,964

	Number of Shares	Value
FirstMerit Corp.	44,443	$733,754
Grupo Financiero Galicia SA ADR (Argentina)	9,690	131,203
IBERIABANK Corp.	13,081	753,989
International Bancshares Corp.	6	100
KeyCorp	16,690	139,028
National Bankshares, Inc.	1,046	26,192
Northrim BanCorp, Inc.	1,933	36,669
Republic Bancorp, Inc. Class A	1,540	30,646
Walker & Dunlop, Inc. (a)	2,010	26,733
Washington Banking Co.	1,500	19,830

		2,856,145

Beverages — 0.2%
Constellation Brands, Inc. Class A (a)	8,850	184,257
Dr. Pepper Snapple Group, Inc.	1,660	69,604
National Beverage Corp.	620	9,083

		262,944

Biotechnology — 1.1%
Affymetrix, Inc. (a)	16,680	132,272
Ariad Pharmaceuticals, Inc. (a)	19,040	215,723
Cambrex Corp. (a)	11,766	54,359
Halozyme Therapeutics, Inc. (a)	29,540	204,121
Harvard Bioscience, Inc. (a)	8,591	45,790
Momenta Pharmaceuticals, Inc. (a)	10,710	208,417
Myriad Genetics, Inc. (a)	12,050	273,656
PDL BioPharma, Inc.	49,286	289,309

		1,423,647

Building Materials — 0.4%
Drew Industries, Inc.	1,560	38,563
Eagle Materials, Inc.	14,864	414,260
Trex Co., Inc. (a)	1,200	29,376

		482,199

Chemicals — 2.2%
Cabot Corp.	5,940	236,828
Cytec Industries, Inc.	13,509	772,580
Eastman Chemical Co.	720	73,490
Ferro Corp. (a)	37,460	503,462
Georgia Gulf Corp. (a)	6,480	156,427
Huntsman Corp.	7,930	149,480
Innophos Holdings, Inc.	2,441	119,121
Innospec, Inc. (a)	4,314	144,994
PolyOne Corp.	8,460	130,876
Solutia, Inc. (a)	3,070	70,150
TPC Group, Inc. (a)	2,570	100,795
Ultrapar Participacoes SA Sponsored ADR (Brazil)	8,800	159,544
Westlake Chemical Corp.	2,020	104,838

		2,722,585

Coal — 0.3%
Alpha Natural Resources, Inc. (a)	360	16,358

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Arch Coal, Inc.	8,700	$231,942
James River Coal Co. (a)	2,970	61,835
L&L Energy, Inc. (a)	1,750	8,978

		319,113

Commercial Services — 7.7%
Advance America Cash Advance Centers, Inc.	7,614	52,460
AVEO Pharmaceuticals, Inc. (a)	10,220	210,634
Booz Allen Hamilton Holding Corp. (a)	1,070	20,448
Bridgepoint Education, Inc. (a)	7,880	197,000
Cardtronics, Inc. (a)	8,590	201,435
Career Education Corp. (a)	13,711	289,988
CBIZ, Inc. (a)	18,980	139,693
Cenveo, Inc. (a)	670	4,288
Coinstar, Inc. (a)	1,140	62,176
Consolidated Graphics, Inc. (a)	3,630	199,469
CRA International, Inc. (a)	90	2,438
Deluxe Corp.	12,733	314,632
DeVry, Inc.	5,030	297,424
Donnelley (R.R.) & Sons Co.	8,189	160,586
Education Management Corp. (a)	4,660	111,560
Great Lakes Dredge & Dock Co.	20,890	116,566
Healthspring, Inc. (a)	35,152	1,620,859
HMS Holdings Corp. (a)	10,302	791,915
Huron Consulting Group, Inc. (a)	1,590	48,034
ICF International, Inc. (a)	170	4,315
Intersections, Inc.	370	6,734
ITT Educational Services, Inc. (a)	1,450	113,448
KAR Auction Services, Inc. (a)	12,570	237,699
Kelly Services, Inc. Class A (a)	1,260	20,790
Korn/Ferry International (a)	38,506	846,747
Lincoln Educational Services Corp.	12,590	215,918
Medifast, Inc. (a)	4,860	115,328
Monro Muffler Brake, Inc.	7,990	297,947
Moody’s Corp.	19,040	730,184
Multi-Color Corp.	860	21,233
On Assignment, Inc. (a)	1,930	18,972
Pharmaceutical Product Development, Inc.	10,120	271,621
Providence Service Corp. (a)	1,760	22,264
Robert Half International, Inc.	51,520	1,392,586
SFN Group, Inc. (a)	14,210	129,169
Team Health Holdings, Inc. (a)	5,040	113,450
Transcend Services, Inc. (a)	2,210	64,952
Universal Technical Institute, Inc.	2,910	57,531
Viad Corp.	1,880	41,905

		9,564,398

Computers — 1.7%
CACI International, Inc. Class A (a)	9,340	589,167
Cadence Design Systems, Inc. (a)	17,520	185,011
CGI Group, Inc. (a)	9,760	240,584

	Number of Shares	Value
Cray, Inc. (a)	3,880	$24,832
Electronics for Imaging, Inc. (a)	2,270	39,089
Manhattan Associates, Inc. (a)	5,513	189,868
SYKES Enterprises, Inc. (a)	8,090	174,178
Synaptics, Inc. (a)	8,062	207,516
Western Digital Corp. (a)	13,030	474,032

		2,124,277

Cosmetics & Personal Care — 0.0%
Elizabeth Arden, Inc. (a)	440	12,773
Revlon, Inc. Class A (a)	2,530	42,504

		55,277

Distribution & Wholesale — 1.3%
Fossil, Inc. (a)	7,742	911,388
Houston Wire & Cable Co.	3,150	48,982
Pool Corp.	21,676	646,162

		1,606,532

Diversified Financial — 1.4%
Apollo Global Management LLC Class A	16,830	289,476
Artio Global Investors, Inc.	4,930	55,709
Calamos Asset Management, Inc. Class A	1,229	17,845
Credit Acceptance Corp. (a)	410	34,633
Encore Capital Group, Inc. (a)	5,292	162,570
FXCM, Inc.	2,730	27,081
Janus Capital Group, Inc.	16,650	157,176
MF Global (Holdings) Ltd. (a)	96,255	745,014
Ocwen Financial Corp. (a)	210	2,680
World Acceptance Corp. (a)	4,699	308,113

		1,800,297

Electric — 3.2%
The AES Corp. (a)	92,040	1,172,590
Alliant Energy Corp.	6,920	281,367
Avista Corp.	3,270	84,006
Cia Energetica de Minas Gerais Sponsored ADR (Brazil)	11,670	240,869
Cia Paranaense de Energia Sponsored ADR (Brazil)	10,942	297,185
CMS Energy Corp.	14,650	288,459
Empresa Distribuidora y Comercializadora Norte SA Sponsored ADR (Argentina) (a)	4,200	42,000
NV Energy, Inc.	19,290	296,102
Pampa Energia SA Sponsored ADR (Argentina)	4,200	64,428
PNM Resources, Inc.	3,810	63,779
Portland General Electric Co.	11,240	284,147
TECO Energy, Inc.	16,060	303,373
Unisource Energy Corp.	7,104	265,192
Westar Energy, Inc.	11,522	310,057

		3,993,554

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 1.4%
Advanced Battery Technologies, Inc. (a)	26,120	$25,859
Advanced Energy Industries, Inc. (a)	4,470	66,111
Belden, Inc.	1,420	49,501
China Sunergy Co. Ltd. (a)	17,672	34,990
Generac Holdings, Inc. (a)	22,919	444,629
Greatbatch, Inc. (a)	22,029	590,818
Littelfuse, Inc.	1,610	94,539
Molex, Inc.	8,540	220,076
Power-One, Inc. (a)	21,080	170,748

		1,697,271

Electronics — 2.2%
AVX Corp.	14,417	219,715
Bel Fuse, Inc. Class B	210	4,555
Daktronics, Inc.	3,640	39,276
DDi Corp.	6,200	59,148
Electro Scientific Industries, Inc. (a)	980	18,914
FEI Co. (a)	840	32,080
Imax Corp. (a)	38,189	1,238,469
Ituran Location and Control Ltd.	2,618	36,888
Jabil Circuit, Inc.	7,940	160,388
Kemet Corp. (a)	11,240	160,620
Newport Corp. (a)	7,190	130,642
Vishay Intertechnology, Inc. (a)	17,638	265,275
Waters Corp. (a)	3,190	305,411
X-Rite, Inc. (a)	3,650	18,140
Zygo Corp. (a)	460	6,081

		2,695,602

Energy – Alternate Sources — 0.4%
GT Solar International, Inc. (a)	31,231	505,942

Engineering & Construction — 2.6%
Aecom Technology Corp. (a)	36,646	1,001,902
Chicago Bridge & Iron Co. NV	8,040	312,756
KBR, Inc.	28,700	1,081,703
Michael Baker Corp. (a)	1,650	34,848
Mistras Group, Inc. (a)	1,950	31,590
MYR Group, Inc. /Delaware (a)	600	14,040
Sterling Construction Co., Inc. (a)	3,434	47,286
Tutor Perini Corp.	21,755	417,261
URS Corp. (a)	6,640	297,073

		3,238,459

Entertainment — 0.7%
Bally Technologies, Inc. (a)	19,985	812,990

Environmental Controls — 0.5%
Duoyuan Global Water, Inc. ADR (British Virgin Islands) (a) (b)	2,710	10,515
TETRA Technologies, Inc. (a)	1,650	37,125
Waste Connections, Inc.	19,428	616,450

		664,090

	Number of Shares	Value
Foods — 1.5%
B&G Foods, Inc.	1,930	$39,797
Hormel Foods Corp.	6,750	201,217
Overhill Farms, Inc. (a)	4,990	27,695
Seaboard Corp.	70	169,260
Smithfield Foods, Inc. (a)	11,930	260,909
Spartan Stores, Inc.	3,350	65,425
TreeHouse Foods, Inc. (a)	16,252	887,522
Tyson Foods, Inc. Class A	13,000	252,460
Weis Markets, Inc.	380	15,477

		1,919,762

Forest Products & Paper — 1.0%
Boise, Inc.	21,802	169,838
Buckeye Technologies, Inc.	12,686	342,268
Domtar Corp.	2,941	278,571
Mercer International, Inc. (a)	760	7,661
Neenah Paper, Inc.	690	14,683
P.H. Glatfelter Co.	12,539	192,850
Rayonier, Inc.	4,440	290,154

		1,296,025

Gas — 1.4%
Atmos Energy Corp.	2,712	90,174
PAA Natural Gas Storage LP	30,240	685,541
UGI Corp.	31,000	988,590

		1,764,305

Hand & Machine Tools — 0.6%
Kennametal, Inc.	3,750	158,288
Lincoln Electric Holdings, Inc.	2,340	83,889
Regal-Beloit Corp.	7,726	515,865

		758,042

Health Care – Products — 1.5%
ArthroCare Corp. (a)	1,650	55,225
Atrion Corp.	357	70,615
Bruker Corp. (a)	15,219	309,859
Cantel Medical Corp.	750	20,183
CONMED Corp. (a)	1,180	33,606
Dexcom, Inc. (a)	30,950	448,465
Hill-Rom Holdings, Inc.	1,140	52,486
ICU Medical, Inc. (a)	140	6,118
Invacare Corp.	7,870	261,205
Orthofix International NV (a)	10,282	436,677
PSS World Medical, Inc. (a)	2,580	72,266
Utah Medical Products, Inc.	1,080	28,361
Vascular Solutions, Inc. (a)	70	868
Wright Medical Group, Inc. (a)	5,530	82,950
Young Innovations, Inc.	1,187	33,853

		1,912,737

Health Care – Services — 2.5%
Allied Healthcare International, Inc. (a)	2,120	5,279

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
American Dental Partners, Inc. (a)	460	$5,962
AMERIGROUP Corp. (a)	4,698	331,068
AmSurg Corp. (a)	4,434	115,860
Assisted Living Concepts, Inc.	540	9,061
Centene Corp. (a)	6,580	233,787
Continucare Corp. (a)	1,000	6,180
Coventry Health Care, Inc. (a)	6,580	239,973
The Ensign Group, Inc.	5,278	160,398
Five Star Quality Care, Inc. (a)	7,180	41,716
Gentiva Health Services, Inc. (a)	5,238	109,108
Health Management Associates, Inc. Class A (a)	88,359	952,510
HEALTHSOUTH Corp. (a)	1,990	52,238
Kindred Healthcare, Inc. (a)	1,060	22,758
LHC Group, Inc. (a)	5,703	131,511
Lincare Holdings, Inc.	9,930	290,651
Metropolitan Health Networks, Inc. (a)	14,542	69,656
National Healthcare Corp.	480	23,794
Select Medical Holdings Corp. (a)	6,200	54,994
Skilled Healthcare Group, Inc. Class A (a)	7,440	70,382
Triple-S Management Corp. Class B (a)	1,140	24,772
U.S. Physical Therapy, Inc.	4,325	106,957

		3,058,615

Holding Company – Diversified — 0.1%
Primoris Services Corp.	7,400	95,460

Home Builders — 0.3%
Toll Brothers, Inc. (a)	16,060	333,084

Home Furnishing — 0.0%
La-Z-Boy, Inc. (a)	1,950	19,247

Household Products — 1.2%
American Greetings Corp. Class A	8,242	198,138
Avery Dennison Corp.	3,920	151,430
Central Garden & Pet Co. Class A (a)	7,275	73,841
Church & Dwight Co., Inc.	18,110	734,179
CSS Industries, Inc.	1,514	31,688
Ennis, Inc.	3,982	69,287
Helen of Troy Ltd. (a)	5,117	176,690
Prestige Brands Holdings, Inc. (a)	6,931	88,994

		1,524,247

Insurance — 5.7%
Allied World Assurance Co. Holdings Ltd.	4,728	272,238
Alterra Capital Holdings Ltd.	13,310	296,813
American Equity Investment Life Holding Co.	11,897	151,211
American Financial Group, Inc.	8,480	302,651
American Safety Insurance Holdings Ltd. (a)	2,222	42,529
AMERISAFE, Inc. (a)	4,849	109,684

	Number of Shares	Value
AmTrust Financial Services, Inc.	10,564	$240,648
Arch Capital Group Ltd. (a)	13,630	435,070
Assured Guaranty Ltd.	10,010	163,263
Brown & Brown, Inc.	19,910	510,891
CNA Financial Corp.	1,910	55,486
CNO Financial Group, Inc. (a)	21,240	168,008
Crawford & Co. Class B	3,050	21,564
Delphi Financial Group, Inc. Class A	8,030	234,556
EMC Insurance Group, Inc.	940	17,954
FBL Financial Group, Inc. Class A	4,753	152,809
Fidelity National Financial, Inc. Class A	19,390	305,199
Harleysville Group, Inc.	1,137	35,440
HCC Insurance Holdings, Inc.	8,860	279,090
Horace Mann Educators Corp.	8,715	136,041
Life Partners Holdings, Inc.	6,298	21,665
Lincoln National Corp.	1,520	43,305
Maiden Holdings Ltd.	12,090	110,019
Meadowbrook Insurance Group, Inc.	16,062	159,174
MGIC Investment Corp. (a)	94,750	563,763
National Interstate Corp.	1,396	31,968
National Western Life Insurance Co. Class A	339	54,060
OneBeacon Insurance Group Ltd. Class A	6,600	88,374
The Phoenix Companies, Inc. (a)	6,990	17,195
Primerica, Inc.	13,380	293,959
Protective Life Corp.	8,860	204,932
Reinsurance Group of America, Inc. Class A	4,660	283,608
Selective Insurance Group, Inc.	2,920	47,508
StanCorp Financial Group, Inc.	4,742	200,065
Symetra Financial Corp.	12,470	167,472
Torchmark Corp.	1,520	97,493
Tower Group, Inc.	7,570	180,317
Unitrin, Inc.	3,559	105,596
Universal Insurance Holdings, Inc.	2,690	12,562
Unum Group	5,400	137,592
W.R. Berkley Corp.	9,174	297,605

		7,049,377

Internet — 1.8%
eResearch Technology, Inc. (a)	6,952	44,284
Global Sources Ltd. (a)	2,260	20,769
HealthStream, Inc. (a)	130	1,725
IAC/InterActiveCorp (a)	1,360	51,911
j2 Global Communications, Inc. (a)	22,428	633,143
Liquidity Services, Inc. (a)	920	21,721
TeleCommunication Systems, Inc. Class A (a)	5,120	24,730
TIBCO Software, Inc. (a)	32,182	933,922
United Online, Inc.	1,220	7,357
ValueClick, Inc. (a)	15,587	258,744

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Websense, Inc. (a)	11,756	$305,303

		2,303,609

Investment Companies — 0.0%
Arlington Asset Investment Corp.	900	28,251

Lodging — 0.1%
Ameristar Casinos, Inc.	7,020	166,444

Machinery – Construction & Mining — 0.3%
Terex Corp. (a)	12,860	365,867

Machinery – Diversified — 1.4%
AGCO Corp. (a)	3,000	148,080
Alamo Group, Inc.	1,670	39,579
Albany International Corp. Class A	4,590	121,130
Applied Industrial Technologies, Inc.	8,768	312,229
Briggs & Stratton Corp.	14,770	293,332
DXP Enterprises, Inc. (a)	2,665	67,558
Kadant, Inc. (a)	3,140	98,941
NACCO Industries, Inc. Class A	380	36,792
Sauer-Danfoss, Inc. (a)	3,290	165,783
Wabtec Corp.	7,025	461,683

		1,745,107

Manufacturing — 0.9%
Actuant Corp. Class A	370	9,927
Blount International, Inc. (a)	7,900	138,013
FreightCar America, Inc. (a)	9,523	241,313
GP Strategies Corp. (a)	4,127	56,375
Hexcel Corp. (a)	930	20,358
Leggett & Platt, Inc.	1,500	36,570
LSB Industries, Inc. (a)	1,050	45,066
Park-Ohio Holdings Corp. (a)	850	17,969
STR Holdings, Inc. (a)	5,620	83,850
Sturm, Ruger & Co., Inc.	9,909	217,502
Tredegar Corp.	5,816	106,724
Trimas Corp. (a)	6,330	156,667

		1,130,334

Media — 1.0%
Belo Corp. Class A (a)	13,170	99,170
DISH Network Corp. Class A (a)	1,020	31,283
The Dolan Co. (a)	2,740	23,208
FactSet Research Systems, Inc.	5,879	601,539
Gannett Co., Inc.	16,053	229,879
Journal Communications, Inc. Class A (a)	7,037	36,381
Lee Enterprises, Inc. (a)	24,080	21,431
Nexstar Broadcasting Group, Inc. Class A (a)	970	7,964
Sinclair Broadcast Group, Inc. Class A	21,617	237,355

		1,288,210

Metal Fabricate & Hardware — 0.4%
A.M. Castle & Co. (a)	80	1,329
L.B. Foster Co. Class A	520	17,113

	Number of Shares	Value
Mueller Industries, Inc.	3,660	$138,751
Worthington Industries, Inc.	13,600	314,160

		471,353

Mining — 1.0%
Century Aluminum Co. (a)	30,800	482,020
Compass Minerals International, Inc.	5,109	439,732
Horsehead Holding Corp. (a)	8,910	118,681
Noranda Aluminum Holding Corp. (a)	6,340	95,987
Taseko Mines Ltd. (a)	16,700	82,832

		1,219,252

Office Furnishings — 0.2%
Knoll, Inc.	14,010	281,181

Oil & Gas — 2.5%
CVR Energy, Inc. (a)	13,353	328,751
Delek US Holdings, Inc.	5,310	83,367
Dominion Resources Black Warrior Trust	1,781	18,362
Kosmos Energy Ltd. (a)	17,190	291,886
Nabors Industries Ltd. (a)	3,170	78,109
Parker Drilling Co. (a)	13,990	81,841
Patterson-UTI Energy, Inc.	8,550	270,265
Petrobras Argentina SA ADR (Argentina)	4,890	94,719
PetroQuest Energy, Inc. (a)	18,730	131,485
Pioneer Drilling Co. (a)	6,980	106,375
Precision Drilling Corp. (a)	19,510	280,164
PrimeEnergy Corp. (a)	770	18,026
Stone Energy Corp. (a)	10,117	307,456
Tesoro Corp. (a)	10,610	243,075
VAALCO Energy, Inc. (a)	24,580	147,972
W&T Offshore, Inc.	11,200	292,544
Warren Resources, Inc. (a)	14,460	55,093
Western Refining, Inc. (a)	19,050	344,233

		3,173,723

Oil & Gas Services — 2.3%
Basic Energy Services, Inc. (a)	510	16,050
Bolt Technology Corp. (a)	2,837	35,179
Complete Production Services, Inc. (a)	6,694	223,312
Helix Energy Solutions Group, Inc. (a)	10,230	169,409
HollyFrontier Corp.	21,817	1,514,100
ION Geophysical Corp. (a)	3,360	31,785
Matrix Service Co. (a)	1,920	25,690
Newpark Resources, Inc. (a)	34,990	317,359
RPC, Inc.	11,020	270,431
Superior Energy Services, Inc. (a)	6,090	226,182
Tesco Corp. (a)	4,600	89,286

		2,918,783

Packaging & Containers — 1.0%
Ball Corp.	2,510	96,535
Graphic Packaging Holding Co. (a)	27,680	150,579

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Packaging Corporation of America	34,740	$972,372

		1,219,486

Pharmaceuticals — 3.7%
Align Technology, Inc. (a)	6,610	150,708
Depomed, Inc. (a)	9,290	75,992
Endo Pharmaceuticals Holdings, Inc. (a)	7,228	290,349
Hi-Tech Pharmacal Co., Inc. (a)	5,555	160,706
ISTA Pharmaceuticals, Inc. (a)	1,140	8,715
The Medicines Co. (a)	16,400	270,764
Obagi Medical Products, Inc. (a)	3,230	30,459
Omega Protein Corp. (a)	450	6,210
Perrigo Co.	5,389	473,532
Questcor Pharmaceuticals, Inc. (a)	52,708	1,270,263
Salix Pharmaceuticals Ltd. (a)	14,487	577,017
Sciclone Pharmaceuticals, Inc. (a)	19,080	115,243
SXC Health Solutions Corp. (a)	8,120	478,430
USANA Health Sciences, Inc. (a)	2,380	74,446
ViroPharma, Inc. (a)	11,200	207,200
Warner Chilcott PLC Class A	12,230	295,110
Watson Pharmaceuticals, Inc. (a)	1,890	129,900

		4,615,044

Pipelines — 0.7%
Atlas Energy LP	1,900	41,287
MarkWest Energy Partners LP	17,289	834,021

		875,308

Real Estate — 0.1%
Alto Palermo SA Sponsored ADR (Argentina)	220	4,807
CB Richard Ellis Group, Inc. Class A (a)	3,630	91,149

		95,956

Real Estate Investment Trusts (REITS) — 8.5%
American Campus Communities, Inc.	8,510	302,275
Apartment Investment & Management Co. Class A	6,030	153,946
Associated Estates Realty Corp.	10,781	175,191
BRE Properties, Inc.	6,140	306,263
Camden Property Trust	3,980	253,208
CBL & Associates Properties, Inc.	14,322	259,658
Chatham Lodging Trust	17,150	276,286
Colonial Properties Trust	7,820	159,528
Cypress Sharprige Investments, Inc	25,200	322,812
Developers Diversified Realty Corp.	11,450	161,445
Digital Realty Trust, Inc.	17,890	1,105,244
Douglas Emmett, Inc.	7,170	142,611
Duke Realty Corp.	11,150	156,212
Eastgroup Properties	700	29,757
Education Realty Trust, Inc.	730	6,256
Equity Lifestyle Properties, Inc.	760	47,454
Essex Property Trust, Inc.	2,190	296,285

	Number of Shares	Value
Extra Space Storage, Inc.	13,836	$295,122
Glimcher Realty Trust	8,200	77,900
Hatteras Financial Corp.	29,925	844,783
Home Properties, Inc.	5,020	305,618
Hospitality Properties Trust	100	2,425
Kilroy Realty Corp.	3,890	153,616
LaSalle Hotel Properties	36,415	959,171
Mid-America Apartment Communities, Inc.	15,463	1,043,289
Post Properties, Inc.	690	28,124
Ramco-Gershenson Properties Trust	5,800	71,804
Starwood Property Trust, Inc.	36,965	758,152
Sun Communities, Inc.	3,690	137,674
Tanger Factory Outlet Centers, Inc.	35,600	953,012
Taubman Centers, Inc.	4,527	267,998
U-Store-It Trust	23,330	245,432
UDR, Inc.	10,530	258,512

		10,557,063

Retail — 7.4%
Advance Auto Parts, Inc.	2,440	142,716
AFC Enterprises, Inc (a)	1,968	32,374
ANN, Inc. (a)	5,710	149,031
Biglari Holdings, Inc. (a)	20	7,821
Books-A-Million, Inc.	2,650	9,196
Brinker International, Inc.	10,512	257,124
Cash America International, Inc.	6,720	388,886
Casual Male Retail Group, Inc. (a)	1,460	6,059
The Cato Corp. Class A	10,032	288,922
The Cheesecake Factory, Inc. (a)	5,340	167,516
Chico’s FAS, Inc.	11,300	172,099
The Children’s Place Retail Store, Inc. (a)	20,570	915,159
Cost Plus, Inc. (a)	420	4,200
Cracker Barrel Old Country Store, Inc.	15,200	749,512
Dillard’s, Inc. Class A	8,070	420,770
Express, Inc.	13,990	304,982
EZCORP, Inc. Class A (a)	10,714	381,151
The Finish Line, Inc. Class A	12,755	272,957
Foot Locker, Inc.	13,590	322,898
Fred’s, Inc. Class A	890	12,843
GameStop Corp. Class A (a)	11,340	302,438
Insight Enterprises, Inc. (a)	11,778	208,588
Kirkland’s, Inc. (a)	320	3,846
The Men’s Wearhouse, Inc.	7,330	247,021
Nu Skin Enterprises, Inc. Class A	10,090	378,879
Papa John’s International, Inc. (a)	5,835	194,072
The Pep Boys-Manny, Moe & Jack	9,400	102,742
Phillips-Van Heusen Corp.	15,161	992,591
Pier 1 Imports, Inc. (a)	13,750	159,087
Sally Beauty Holdings, Inc. (a)	10,190	174,249
Select Comfort Corp. (a)	10,120	181,958
Shoe Carnival, Inc. (a)	890	26,833

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Stage Stores, Inc.	6,670	$112,056
Texas Roadhouse, Inc.	380	6,663
Tractor Supply Co.	13,172	880,943
The Wet Seal, Inc. Class A (a)	2,830	12,650
Williams-Sonoma, Inc.	5,050	184,274

		9,175,106

Savings & Loans — 1.0%
BankUnited, Inc.	18,260	484,620
First Defiance Financial Corp. (a)	3,859	56,689
First Niagara Financial Group, Inc.	48,356	638,299
OceanFirst Financial Corp.	1,660	21,497

		1,201,105

Semiconductors — 6.9%
Advanced Semiconductor Engineering, Inc. Sponsored ADR (Taiwan)	26,060	146,978
Amtech Systems, Inc. (a)	1,610	33,230
ASM International NV	2,440	96,502
Atmel Corp. (a)	18,070	254,245
ATMI, Inc. (a)	4,700	96,021
Avago Technologies Ltd.	4,660	177,080
Brooks Automation, Inc. (a)	18,870	204,928
Cirrus Logic, Inc. (a)	5,650	89,835
Cohu, Inc.	1,300	17,043
Cypress Semiconductor Corp. (a)	11,910	251,777
Entegris, Inc. (a)	18,350	185,702
Entropic Communications, Inc. (a)	8,000	71,120
Fairchild Semiconductor International, Inc. (a)	19,741	329,872
GSI Technology, Inc. (a)	9,240	66,528
Himax Technologies, Inc. ADR (Cayman Islands)	20,091	44,200
Integrated Device Technology, Inc. (a)	30,350	238,551
Integrated Silicon Solution, Inc. (a)	1,950	18,857
International Rectifier Corp. (a)	7,550	211,173
Intersil Corp. Class A	2,600	33,410
IXYS Corp. (a)	4,120	61,718
KLA-Tencor Corp.	3,730	150,990
Kulicke & Soffa Industries, Inc. (a)	15,070	167,880
Lam Research Corp. (a)	4,740	209,887
Lattice Semiconductor Corp. (a)	39,952	260,487
LTX-Credence Corp. (a)	11,370	101,648
Magnachip Semiconductor Corp. (a)	930	10,714
Maxim Integrated Products, Inc.	7,450	190,422
Micrel, Inc.	24,068	254,639
Mindspeed Technologies, Inc. (a)	510	4,080
MKS Instruments, Inc.	11,330	299,339
Nanometrics, Inc. (a)	12,070	229,209
Netlogic Microsystems, Inc. (a)	20,656	834,916
Novellus Systems, Inc. (a)	8,410	303,937
ON Semiconductor Corp. (a)	22,310	233,586
Photronics, Inc. (a)	18,940	160,422
QLogic Corp. (a)	16,246	258,636

	Number of Shares	Value
Rudolph Technologies, Inc. (a)	6,980	$74,756
Semtech Corp. (a)	50,772	1,388,106
Silicon Image, Inc. (a)	510	3,295
Skyworks Solutions, Inc. (a)	12,621	290,031
Standard Microsystems Corp. (a)	2,350	63,427
Teradyne, Inc. (a)	16,560	245,088
Veeco Instruments, Inc. (a)	5,460	264,319

		8,628,584

Software — 1.8%
CSG Systems International, Inc. (a)	9,890	182,767
Emdeon, Inc. Class A (a)	2,270	29,782
JDA Software Group, Inc. (a)	210	6,487
MedQuist Holdings, Inc. (a)	10,050	129,846
Monotype Imaging Holdings, Inc. (a)	4,112	58,103
MSCI, Inc. Class A (a)	35,776	1,348,040
Renaissance Learning, Inc.	1,930	24,202
SolarWinds, Inc. (a)	18,460	482,545
Take-Two Interactive Software, Inc. (a)	2,340	35,755

		2,297,527

Telecommunications — 3.5%
Aruba Networks, Inc. (a)	28,770	850,154
Brasil Telecom SA Sponsored ADR (Brazil)	870	24,934
Cellcom Israel Ltd.	9,510	263,617
Cincinnati Bell, Inc. (a)	27,681	91,901
Finisar Corp. (a)	30,440	548,833
General Communication, Inc. Class A (a)	4,200	50,694
Mastec, Inc. (a)	12,670	249,852
NeuStar, Inc. Class A (a)	7,502	196,552
Nortel Inversora SA Series B ADR (Argentina) (a)	2,077	59,444
Oplink Communications, Inc. (a)	1,180	21,983
Partner Communications Sponsored ADR (Israel)	5,520	82,358
Plantronics, Inc.	5,343	195,180
Polycom, Inc. (a)	9,090	584,487
RF Micro Devices, Inc. (a)	35,111	214,879
Telecom Argentina SA Sponsored ADR (Argentina)	8,910	232,195
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	2,060	20,806
Tim Participacoes SA Sponsored ADR (Brazil)	4,760	234,240
USA Mobility, Inc.	11,729	178,985
Vonage Holdings Corp. (a)	48,850	215,429
Westell Technologies, Inc. (a)	560	1,999

		4,318,522

Textiles — 0.0%
G&K Services, Inc. Class A	1,288	43,612

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Toys, Games & Hobbies — 0.2%
JAKKS Pacific, Inc. (a)	7,730	$142,309
Mattel, Inc.	1,700	46,733

		189,042

Transportation — 2.2%
Genesee & Wyoming, Inc. Class A (a)	8,340	489,058
Hub Group, Inc. Class A (a)	21,526	810,669
Old Dominion Freight Line, Inc. (a)	34,651	1,292,482
RailAmerica, Inc. (a)	3,680	55,200
Saia, Inc. (a)	3,100	52,545
Werner Enterprises, Inc.	1,620	40,581

		2,740,535

Trucking & Leasing — 0.2%
AMERCO (a)	2,510	241,337

Venture Capital — 0.0%
Medley Capital Corp.	880	10,331

Water — 0.2%
Aqua America, Inc.	13,947	306,555

TOTAL COMMON STOCK (Cost $96,043,295)		123,589,870

TOTAL EQUITIES (Cost $96,043,295)		123,589,870

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (b)	400	4

TOTAL RIGHTS (Cost $0)		4

TOTAL LONG-TERM INVESTMENTS (Cost $96,043,295)		123,589,874

TOTAL INVESTMENTS — 99.0% (Cost $96,043,295) (c)		123,589,874

Other Assets/(Liabilities) — 1.0%		1,234,944

NET ASSETS — 100.0%		$124,824,818

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

June 30, 2011 (Unaudited)

	Number of Shares	Value
EQUITIES — 95.2%

COMMON STOCK — 88.5%
Apparel — 1.7%
Far Eastern New Century Corp.	297,000	$463,673

Auto Manufacturers — 0.7%
Tata Motors Ltd.	8,371	186,808

Automotive & Parts — 2.8%
Hero Honda Motors Ltd.	1,744	72,620
Hyundai Mobis	1,882	706,255

		778,875

Banks — 18.8%
Bank Mandari Tbk PT	456,679	384,966
Bank Rakyat Indonesia	460,000	349,992
China Construction Bank Corp. Class H	1,104,130	920,418
CIMB Group Holdings Bhd	75,000	222,128
Credicorp Ltd.	3,000	258,300
HDFC Bank Ltd. ADR (India)	2,400	423,336
Industrial & Commercial Bank of China	1,186,175	908,246
KB Financial Group, Inc.	8,923	424,411
Powszechna Kasa Oszczednosci Bank Polski SA	25,611	392,083
Sberbank	240,817	888,345

		5,172,225

Beverages — 1.4%
Companhia de Bebidas das Americas ADR (Brazil)	11,820	398,689

Chemicals — 3.4%
LG Chem Ltd.	1,005	461,903
Uralkali GDR (Russia) (a) (b)	10,600	477,000

		938,903

Commercial Services — 1.5%
CCR SA	13,480	401,208

Computers — 3.3%
Lenovo Group Ltd.	644,000	369,986
Tata Consultancy Services Ltd.	20,806	551,247

		921,233

Diversified Financial — 2.7%
Grupo Financiero Banorte SAB de CV Class O	100,053	454,270
Mega Financial Holding Co. Ltd.	323,000	283,145

		737,415

Electrical Components & Equipment — 0.5%
Exide Industries Ltd.	36,798	133,572

Electronics — 2.8%
Hon Hai Precision Industry Co. Ltd.	223,960	772,529

	Number of Shares	Value
Foods — 2.5%
China Yurun Food Group Ltd.	136,000	$385,432
X5 Retail Group NV GDR (Netherlands) (a) (b)	937	36,637
X5 Retail Group NV GDR (Netherlands) (a) (b)	6,677	261,923

		683,992

Health Care – Products — 2.0%
Hengan International Group Co. Ltd.	61,000	550,411

Health Care – Services — 1.2%
Diagnosticos da America SA	24,800	333,707

Insurance — 1.7%
Ping An Insurance Group Co. of China Ltd. Class H	44,500	464,356

Internet — 1.6%
Tencent Holdings Ltd.	16,000	439,228

Iron & Steel — 2.0%
Mechel Sponsored ADR (Russia)	10,926	261,022
Ternium SA Sponsored ADR (Luxembourg)	9,500	280,535

		541,557

Lodging — 1.0%
Genting Bhd	73,800	274,920

Media — 1.0%
Naspers Ltd.	4,868	275,503

Mining — 5.3%
Antofagasta PLC	15,589	348,810
Kinross Gold Corp.	17,000	268,600
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	10,100	848,905

		1,466,315

Oil & Gas — 10.6%
CNOOC Ltd.	435,000	1,024,191
Gazprom OAO Sponsored ADR (Russia) (b)	36,736	534,509
Pacific Rubiales Energy Corp.	6,667	178,695
Petroleo Brasileiro SA Sponsored ADR (Brazil)	24,402	748,653
QGEP Participacoes SA	11,000	114,183
Sasol Ltd.	2,546	134,193
Tupras-Turkiye Petrol Rafinerileri AS	7,483	183,608

		2,918,032

Real Estate — 3.5%
China Overseas Land & Investment Ltd.	232,000	502,571
China Resources Land Ltd.	167,600	302,608
PDG Realty SA Empreendimentos e Participacoes	28,100	158,267

		963,446

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 6.2%
Astra International Tbk PT	44,500	$330,178
Belle International Holdings Ltd.	191,000	405,308
Lojas Renner SA	4,765	181,666
Lotte Shopping Co. Ltd.	900	430,053
Parkson Retail Group Ltd.	87,500	128,441
President Chain Store Corp.	40,000	231,926

		1,707,572

Semiconductors — 4.4%
Samsung Electronics Co., Ltd.	854	663,762
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	42,961	541,738

		1,205,500

Shipbuilding — 1.4%
Hyundai Heavy Industries Co. Ltd.	953	398,052

Software — 1.2%
Infosys Ltd. Sponsored ADR (India)	5,010	326,802

Telecommunications — 3.3%
America Movil SAB de CV Sponsored ADR (Mexico)	13,008	700,871
MTN Group Ltd.	9,800	208,810

		909,681

TOTAL COMMON STOCK (Cost $21,295,469)		24,364,204

PREFERRED STOCK — 6.7%
Banks — 2.1%
Banco Bradesco SA 3.42%	28,792	584,825

Mining — 4.6%
Vale SA Sponsored ADR (Brazil) 3.07%	43,170	1,250,203

TOTAL PREFERRED STOCK (Cost $1,597,220)		1,835,028

TOTAL EQUITIES (Cost $22,892,689)		26,199,232

TOTAL LONG-TERM INVESTMENTS (Cost $22,892,689)		26,199,232

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.7%
Repurchase Agreement — 5.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/11, 0.010%, due 7/01/11 (c)	$1,577,221	$1,577,221

TOTAL SHORT-TERM INVESTMENTS (Cost $1,577,221)		1,577,221

TOTAL INVESTMENTS — 100.9% (Cost $24,469,910) (d)		27,776,453

Other Assets/ (Liabilities) — (0.9)%		(238,672)

NET ASSETS — 100.0%		$27,537,781

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2011, these securities amounted to a value of $775,560 or 2.82% of net assets.
(b)	Non-income producing security.
(c)	Maturity value of $1,577,222. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 5/15/39 – 8/15/39, and an aggregate market value, including accrued interest, of $1,610,537.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2011 (Unaudited)

	MML China Fund	MML Enhanced Index Core Equity Fund
Assets:
Investments, at value (Note 2) (a)	$21,957,511	$17,312,447
Short-term investments, at value (Note 2) (b)	857,550	87,770

Total investments	22,815,061	17,400,217

Cash	-	-
Foreign currency, at value (c)	50,294	-
Receivables from:
Investments sold	757,567	-
Investment adviser (Note 3)	4,671	3,100
Fund shares sold	5,171	1,151
Foreign taxes withheld	-	-
Interest and dividends	115,981	22,281
Open swap agreements, at value (Note 2)	-	-

Total assets	23,748,745	17,426,749

Liabilities:
Payables for:
Investments purchased	876,518	-
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	99	1,063
Investments purchased on a when-issued basis (Note 2)	-	-
Variation margin on open futures contracts (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	1,423	2,558
Collateral held for open swap agreements (Note 2)	-	-
Affiliates (Note 3):
Investment management fees	19,288	7,727
Administration fees	4,592	-
Service fees	14,433	394
Due to custodian	-	-
Accrued expense and other liabilities	29,815	22,236

Total liabilities	946,168	33,978

Net assets	$22,802,577	$17,392,771

Net assets consist of:
Paid-in capital	$19,493,355	$22,086,645
Undistributed (accumulated) net investment income (loss)	85,083	348,912
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,109,988	(6,896,312)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,114,151	1,853,526

Net assets	$22,802,577	$17,392,771

(a) Cost of investments:	$20,843,575	$15,458,921
(b) Cost of short-term investments:	$857,550	$87,770
(c) Cost of foreign currency:	$50,239	$-

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short-Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$70,537,723	$555,970,094	$161,335,338	$123,589,874	$26,199,232
-	300,319,441	108,978,411	-	1,577,221

70,537,723	856,289,535	270,313,749	123,589,874	27,776,453

1,243,348	-	86,416	-	-
-	-	-	-	27,796

373,089	6,304,173	1,664,819	6,591,498	3,297
2,527	-	559	-	5,527
36,688	80,444	107,518	25,820	80,252
-	-	-	-	1,018
1,316,256	3,494,232	1,062,628	148,860	110,886
-	13,965	884,834	-	-

73,509,631	866,182,349	274,120,523	130,356,052	28,005,229

161,429	21,581,392	4,247,462	1,735,379	383,435
-	381,473,402	-	-	-
-	64,393	-	-	-
34,191	6,259,987	68,560	47,185	10
-	1,050,000	32,606,901	-	-
-	1,797	-	-	-
2,661	36,276	8,442	20,534	1,547
-	-	890,000	-	-

30,094	205,790	77,319	68,860	23,338
9,028	-	19,330	-	5,557
2,414	21,790	4,687	2,035	17,212
-	64	-	3,603,649	-
26,881	71,360	49,747	53,592	36,349

266,698	410,766,251	37,972,448	5,531,234	467,448

$73,242,933	$455,416,098	$236,148,075	$124,824,818	$27,537,781

$69,905,428	$426,236,370	$232,188,959	$93,001,719	$21,499,783
1,287,027	9,329,118	690,094	689,757	114,220
863,762	(10,160,329)	662,357	3,586,763	2,621,956
1,186,716	30,010,939	2,606,665	27,546,579	3,301,822

$73,242,933	$455,416,098	$236,148,075	$124,824,818	$27,537,781

$69,351,007	$525,971,323	$158,974,109	$96,043,295	$22,892,689
$-	$300,319,441	$108,978,411	$-	$1,577,221
$-	$-	$-	$-	$27,547

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2011 (Unaudited)

	MML China Fund	MML Enhanced Index Core Equity Fund
Initial Class shares:
Net assets	$-	$16,757,542

Shares outstanding (a)	-	1,838,124

Net asset value, offering price and redemption price per share	$-	$9.12

Class II shares:
Net assets	$165,835	$-

Shares outstanding (a)	14,018	-

Net asset value, offering price and redemption price per share	$11.83	$-

Service Class shares:
Net assets	$-	$635,229

Shares outstanding (a)	-	70,100

Net asset value, offering price and redemption price per share	$-	$9.06

Service Class I shares:
Net assets	$22,636,742	$-

Shares outstanding (a)	1,918,340	-

Net asset value, offering price and redemption price per share	$11.80	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short-Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$419,364,736	$-	$121,686,273	$-

-	37,444,986	-	12,164,825	-

$-	$11.20	$-	$10.00	$-

$68,708,587	$-	$227,685,219	$-	$177,386

6,546,039	-	22,314,589	-	13,542

$10.50	$-	$10.20	$-	$13.10

$-	$36,051,362	$-	$3,138,545	$-

-	3,228,288	-	315,407	-

$-	$11.17	$-	$9.95	$-

$4,534,346	$-	$8,462,856	$-	$27,360,395

432,760	-	830,181	-	2,089,957

$10.48	$-	$10.19	$-	$13.09

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

	MML China Fund	MML Enhanced Index Core Equity Fund
Investment income (Note 2):
Dividends (a)	$269,627	$177,291
Interest	21	3

Total investment income	269,648	177,294

Expenses (Note 3):
Investment management fees	116,718	48,414
Custody fees	22,456	9,702
Interest expense	-	-
Audit fees	16,370	15,295
Legal fees	193	155
Proxy fees	409	409
Shareholder reporting fees	2,707	2,440
Trustees’ fees	1,358	1,085

	160,211	77,500
Administration fees:
Class II	204	-
Service Class I	27,587	-
Service fees:
Service Class	-	741
Service Class I	27,587	-

Total expenses	215,589	78,241
Expenses waived (Note 3):
Initial Class fees waived by adviser	-	(18,747)
Class II fees waived by adviser	(238)	-
Service Class fees waived by adviser	-	(657)
Service Class I fees waived by adviser	(32,140)	-
Class II management fees waived	-	-
Service Class I management fees waived	-	-

Net expenses	183,211	58,837

Net investment income (loss)	86,437	118,457

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,479,451	1,472,437
Futures contracts	-	-
Swap agreements	-	-
Foreign currency transactions	(1,708)	-

Net realized gain (loss)	1,477,743	1,472,437

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(540,877)	(567,266)
Futures contracts	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(320)	-

Net change in unrealized appreciation (depreciation)	(541,197)	(567,266)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	936,546	905,171

Net increase (decrease) in net assets resulting from operations	$1,022,983	$1,023,628

(a) Net of withholding tax of:	$19,452	$-

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short-Duration Bond Fund	MML Small/Mid Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$-	$-	$891,045	$334,980
2,804,731	15,768,520	2,302,598	91	178

2,804,731	15,768,520	2,302,598	891,136	335,158

212,588	1,198,079	446,689	425,597	142,394
3,490	21,041	17,571	11,946	31,167
-	406,271	-	-	-
16,305	15,855	15,871	16,093	16,442
557	9,613	1,740	1,187	233
409	409	409	409	409
5,255	27,294	13,698	9,741	3,012
3,971	25,555	12,423	8,267	1,643

242,575	1,704,117	508,401	473,240	195,300

50,786	-	108,130	-	220
2,361	-	3,543	-	33,683

-	41,705	-	3,896	-
3,935	-	8,857	-	33,683

299,657	1,745,822	628,931	477,136	262,886

-	-	-	-	-
(15,110)	-	(5,680)	-	(256)
-	-	-	-	-
(706)	-	(197)	-	(39,088)
(33,849)	-	-	-	-
(1,582)	-	-	-	-

248,410	1,745,822	623,054	477,136	223,542

2,556,321	14,022,698	1,679,544	414,000	111,616

1,272,647	1,927,257	1,536,223	18,980,129	1,812,179
-	(65)	-	-	-
-	(2,795)	(22,460)	-	-
-	-	-	2	(26,200)

1,272,647	1,924,397	1,513,763	18,980,131	1,785,979

(517,523)	8,657,534	789,163	(9,305,807)	(2,398,622)
-	(1,797)	-	-	-
-	13,965	245,436	-	-
-	-	-	(6)	21,681

(517,523)	8,669,702	1,034,599	(9,305,813)	(2,376,941)

755,124	10,594,099	2,548,362	9,674,318	(590,962)

$3,311,445	$24,616,797	$4,227,906	$10,088,318	$(479,346)

$-	$-	$-	$7,094	$41,500

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML China Fund
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$86,437	$(3,996)
Net realized gain (loss) on investment transactions	1,477,743	3,619,514
Net change in unrealized appreciation (depreciation) on investments	(541,197)	(2,692,792)

Net increase (decrease) in net assets resulting from operations	1,022,983	922,726

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	(1,185)
Service Class	-	-
Service Class I	-	(108,255)

Total distributions from net investment income	-	(109,440)

From net realized gains:
Class II	-	(23,459)
Service Class I	-	(3,107,375)

Total distributions from net realized gains	-	(3,130,834)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	-	24,644
Service Class	-	-
Service Class I	448,385	4,207,058

Increase (decrease) in net assets from fund share transactions	448,385	4,231,702

Total increase (decrease) in net assets	1,471,368	1,914,154
Net assets
Beginning of period	21,331,209	19,417,055

End of period	$22,802,577	$21,331,209

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$85,083	$-

Distributions in excess of net investment income included in net assets at end of period	$-	$(1,354)

*	Fund commenced operations on May 3, 2010.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund		MML High Yield Fund		MML Inflation-Protected and Income Fund
Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 *	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010

$118,457	$233,322	$2,556,321	$2,719,102	$14,022,698	$10,192,678
1,472,437	1,805,584	1,272,647	(345,938)	1,924,397	9,801,667
(567,266)	186,599	(517,523)	1,704,239	8,669,702	8,945,363

1,023,628	2,225,505	3,311,445	4,077,403	24,616,797	28,939,708

-	(244,376)	-	-	(4,331,810)	(13,062,533)
-	-	(1,210,852)	(2,729,464)	-	-
-	(6,760)	-	-	(337,054)	(777,264)
-	-	(57,343)	(61,930)	-	-

-	(251,136)	(1,268,195)	(2,791,394)	(4,668,864)	(13,839,797)

-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

(1,024,725)	(2,213,056)	-	-	5,023,552	(43,213,232)
-	-	4,712,847	60,762,704	-	-
71,362	108,633	-	-	2,994,488	9,813,382
-	-	2,471,012	1,967,111	-	-

(953,363)	(2,104,423)	7,183,859	62,729,815	8,018,040	(33,399,850)

70,265	(130,054)	9,227,109	64,015,824	27,965,973	(18,299,939)

17,322,506	17,452,560	64,015,824	-	427,450,125	445,750,064

$17,392,771	$17,322,506	$73,242,933	$64,015,824	$455,416,098	$427,450,125

$348,912	$230,455	$1,287,027	$-	$9,329,118	$-

$-	$-	$-	$(1,099)	$-	$(24,716)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Short-Duration Bond Fund
	Six Months Ended June 30, 2011 (Unaudited)	Period Ended December 31, 2010 *
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,679,544	$2,219,958
Net realized gain (loss) on investment transactions	1,513,763	1,420,285
Net change in unrealized appreciation (depreciation) on investments	1,034,599	1,572,066

Net increase (decrease) in net assets resulting from operations	4,227,906	5,212,309

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(958,854)	(2,762,100)
Service Class	-	-
Service Class I	(27,590)	(53,687)

Total distributions from net investment income	(986,444)	(2,815,787)

From net realized gains:
Class II	(1,625,790)	-
Service Class I	(53,751)	-

Total distributions from net realized gains	(1,679,541)	-

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	26,003,100	197,750,672
Service Class	-	-
Service Class I	2,197,042	6,238,818

Increase (decrease) in net assets from fund share transactions	28,200,142	203,989,490

Total increase (decrease) in net assets	29,762,063	206,386,012
Net assets
Beginning of period	206,386,012	-

End of period	$236,148,075	$206,386,012

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$690,094	$-

Distributions in excess of net investment income included in net assets at end of period	$-	$(3,006)

*	Fund commenced operations on May 3, 2010.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Equity Fund		MML Strategic Emerging Markets Fund
Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010

$414,000	$951,223	$111,616	$27,132
18,980,131	17,297,882	1,785,979	1,848,654
(9,305,813)	12,264,681	(2,376,941)	1,808,701

10,088,318	30,513,786	(479,346)	3,684,487

-	(902,300)	-	-
-	-	-	(499)
-	(13,645)	-	-
-	-	-	(21,554)

-	(915,945)	-	(22,053)

-	-	-	(5,932)
-	-	-	(870,068)

-	-	-	(876,000)

(18,856,345)	(55,472,563)	-	-
-	-	-	6,431
107,740	285,814	-	-
-	-	799,594	4,283,455

(18,748,605)	(55,186,749)	799,594	4,289,886

(8,660,287)	(25,588,908)	320,248	7,076,320

133,485,105	159,074,013	27,217,533	20,141,213

$124,824,818	$133,485,105	$27,537,781	$27,217,533

$689,757	$275,757	$114,220	$2,604

$-	$-	$-	$-

MML Series Investment Funds II—Financial Statements (Continued)

Statement of Cash Flows

For the Six Months Ended June 30, 2011 (Unaudited)

MML Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$24,616,797
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(97,401,453)
Investments sold	89,972,421
(Purchase) Sale of short-term investments, net	(50,705,473)
Amortization (accretion) of discount and premium, net	1,226,739
(Increase) Decrease in receivable from interest and dividends	104,425
(Increase) Decrease in receivable from open swap agreements	(13,965)
Increase (Decrease) in payable from broker for collateral held for reverse repurchase agreements	8,957,218
Increase (Decrease) in payable for interest for reverse repurchase agreements	(90,193)
Increase (Decrease) in payable for Trustees' fees and expenses	2,973
Increase (Decrease) in payable for investment management fees	15,453
Increase (Decrease) in payable for service fees	3,311
Increase (Decrease) in variation margin on futures contracts	1,797
Increase (Decrease) in payable for accrued expenses and other liabilities	6,966
Net change in unrealized (appreciation) depreciation on investments	(8,657,534)
Net realized (gain) loss from investments	(1,927,257)

Net cash from (used in) operating activities	(33,887,775)

Cash flows from (used in) financing activities:
Proceeds from shares sold	53,698,993
Payment on shares redeemed	(27,656,553)
Repayment of reverse repurchase agreements	61,650,633
Proceeds from reverse repurchase agreements	(53,805,362)

Net cash from (used in) financing activities	33,887,711

Net increase (decrease) in cash	(64)
Cash at beginning of period	-

Cash at end of period	$(64)

Non cash financing activities not included herein consist of reinvestment of all distributions of:	$4,668,864
Cash paid out for interest on reverse repurchase agreements	$496,464

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML China Fund

	Class II
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10		Period Ended 12/31/09 +
Net asset value, beginning of period	$11.28		$12.76		$8.45

Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.03		0.02
Net realized and unrealized gain (loss) on investments	0.49		0.52		4.29

Total income (loss) from investment operations	0.55		0.55		4.31

Less distributions to shareholders:
From net investment income	-		(0.10)		(0.00	) †
From net realized gains	-		(1.93)		-

Total distributions	-		(2.03)		(0.00	) †

Net asset value, end of period	$11.83		$11.28		$12.76

Total Return ^^	4.88%	**	4.71%		51.01%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$166		$158		$151
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%	*	1.72%		1.76%	*
After expense waiver	1.40%	*#	1.40%	#	1.40%	*#
Net investment income (loss) to average daily net assets	1.01%	*	0.22%		0.28%	*
Portfolio turnover rate	59%	**	145%		174%	~
	Service Class I
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10		Year Ended 12/31/09		Period Ended 12/31/08 +++
Net asset value, beginning of period	$11.26		$12.74		$7.50		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.04		(0.00	) †	(0.02)		0.01
Net realized and unrealized gain (loss) on investments	0.50		0.52		5.26		(2.50)

Total income (loss) from investment operations	0.54		0.52		5.24		(2.49)

Less distributions to shareholders:
From net investment income	-		(0.07)		(0.00	) †	(0.01)
From net realized gains	-		(1.93)		-		-

Total distributions	-		(2.00)		(0.00	) †	(0.01)

Net asset value, end of period	$11.80		$11.26		$12.74		$7.50

Total Return ^^	4.80%	**	4.42%		70.10%		(24.98%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$22,637		$21,173		$19,266		$11,486
Ratio of expenses to average daily net assets:
Before expense waiver	1.94%	*	1.97%		2.08%		3.85%	*
After expense waiver	1.65%	*#	1.65%	#	1.65%	#	1.65%	*#
Net investment income (loss) to average daily net assets	0.78%	*	(0.02%	)	(0.18%	)	0.56%	*
Portfolio turnover rate	59%	**	145%		174%		64%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Enhanced Index Core Equity Fund

	Initial Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of period	$8.60		$7.65	$6.17	$10.12		$10.84		$9.75

Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.11	0.10	0.13		0.14		0.14
Net realized and unrealized gain (loss) on investments	0.46		0.96	1.38	(3.91)		0.35		1.44

Total income (loss) from investment operations	0.52		1.07	1.48	(3.78)		0.49		1.58

Less distributions to shareholders:
From net investment income	-		(0.12)	-	(0.17)		(0.13)		(0.12)
From net realized gains	-		-	-	-		(1.08)		(0.37)
Tax return of capital	-		-	-	(0.00	) †	(0.00	) †	-

Total distributions	-		(0.12)	-	(0.17)		(1.21)		(0.49)

Net asset value, end of period	$9.12		$8.60	$7.65	$6.17		$10.12		$10.84

Total Return ^^	6.05%	**	14.27%	23.99%	(37.29%	)	4.43%		16.18%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$16,758		$16,791	$17,090	$15,989		$43,997		$46,506
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%	*	0.88%	0.89%	0.79%		0.70%		0.70%
After expense waiver	0.66%	*#	0.75% #	N/A	0.78%	#	0.66%	#	0.66% #
Net investment income (loss) to average daily net assets	1.35%	*	1.38%	1.54%	1.49%		1.23%		1.36%
Portfolio turnover rate	48%	**	76%	92%	151%		155%		123%

	Service Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$8.56		$7.63	$6.16	$8.94

Income (loss) from investment operations:
Net investment income (loss) ***	0.05		0.09	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.45		0.95	1.39	(2.65)

Total income (loss) from investment operations	0.50		1.04	1.47	(2.61)

Less distributions to shareholders:
From net investment income	-		(0.11)	-	(0.17)
Tax return of capital	-		-	-	(0.00	) †

Total distributions	-		(0.11)	-	(0.17)

Net asset value, end of period	$9.06		$8.56	$7.63	$6.16

Total Return ^^	5.84%	**	13.89%	23.86%	(29.16%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$635		$532	$362	$171
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%	*	1.13%	1.14%	1.28%	*
After expense waiver	0.91%	*#	0.98% #	N/A	N/A
Net investment income (loss) to average daily net assets	1.12%	*	1.17%	1.23%	1.53%	*
Portfolio turnover rate	48%	**	76%	92%	151%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML High Yield Fund

	Class II
	Six Months Ended 06/30/11 (Unaudited)		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.18		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.38		0.48
Net realized and unrealized gain (loss) on investments	0.13		0.18

Total income (loss) from investment operations	0.51		0.66

Less distributions to shareholders:
From net investment income	(0.19)		(0.48)

Total distributions	(0.19)		(0.48)

Net asset value, end of period	$10.50		$10.18

Total Return ^^	4.97%	**	6.79%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$68,709		$62,005
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	*	0.89%	*
After expense waiver	0.69%	*#	0.69%	*#
Net investment income (loss) to average daily net assets	7.22%	*	7.23%	*
Portfolio turnover rate	50%	**	72%	**

	Service Class I
	Six Months Ended 06/30/11 (Unaudited)		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.36		0.47
Net realized and unrealized gain (loss) on investments	0.13		0.17

Total income (loss) from investment operations	0.49		0.64

Less distributions to shareholders:
From net investment income	(0.18)		(0.47)

Total distributions	(0.18)		(0.47)

Net asset value, end of period	$10.48		$10.17

Total Return ^^	4.84%	**	6.60%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$4,534		$2,010
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	*	1.14%	*
After expense waiver	0.94%	*#	0.94%	*#
Net investment income (loss) to average daily net assets	7.01%	*	7.03%	*
Portfolio turnover rate	50%	**	72%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

	Initial Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of period	$10.71		$10.38	$9.53	$10.56		$10.27		$10.57

Income (loss) from investment operations:
Net investment income (loss) ***	0.35		0.25	0.14	0.54		0.47		0.38
Net realized and unrealized gain (loss) on investments	0.25		0.42	0.91	(0.95)		0.27		(0.28)

Total income (loss) from investment operations	0.60		0.67	1.05	(0.41)		0.74		0.10

Less distributions to shareholders:
From net investment income	(0.11)		(0.34)	(0.20)	(0.51)		(0.45)		(0.40)
From net realized gains	-		-	-	-		(0.00	) †	-
Tax return of capital	-		-	-	(0.11)		(0.00	) †	-

Total distributions	(0.11)		(0.34)	(0.20)	(0.62)		(0.45)		(0.40)

Net asset value, end of period	$11.20		$10.71	$10.38	$9.53		$10.56		$10.27

Total Return ^^	5.68%	**	6.56%	11.17%	(4.36%	)	7.51%		0.97%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$419,365		$395,893	$424,682	$405,288		$335,969		$232,320
Ratio of expenses to average daily net assets ‡‡	0.59%	*	0.59%	0.61%	0.60%		0.61%		0.61%
Interest expense to average daily net assets ‡‡‡	0.19%	*	0.21%	0.30%	0.94%		N/A		N/A
Ratio of expenses to average daily net assets ##	0.78%	*	0.80%	0.91%	1.54%		N/A		N/A
Net investment income (loss) to average daily net assets	6.40%	*	2.32%	1.44%	5.22%		4.51%		3.67%
Portfolio turnover rate	17%	**	44%	41%	46%		10%		10%

	Service Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$10.69		$10.36	$9.51	$10.62

Income (loss) from investment operations:
Net investment income (loss) ***	0.33		0.22	0.23	(0.17)
Net realized and unrealized gain (loss) on investments	0.26		0.43	0.80	(0.66)

Total income (loss) from investment operations	0.59		0.65	1.03	(0.83)

Less distributions to shareholders:
From net investment income	(0.11)		(0.32)	(0.18)	(0.26)
Tax return of capital	-		-	-	(0.02)

Total distributions	(0.11)		(0.32)	(0.18)	(0.28)

Net asset value, end of period	$11.17		$10.69	$10.36	$9.51

Total Return ^^	5.54%	**	6.32%	10.87%	(7.87%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$36,051		$31,557	$21,068	$5,947
Ratio of expenses to average daily net assets ‡‡	0.84%	*	0.84%	0.86%	0.86%	*
Interest expense to average daily net assets ‡‡‡	0.19%	*	0.21%	0.30%	1.42%	*
Ratio of expenses to average daily net assets ##	1.03%	*	1.05%	1.16%	2.28%	*
Net investment income (loss) to average daily net assets	6.19%	*	2.06%	2.29%	(4.70%	) *
Portfolio turnover rate	17%	**	44%	41%	46%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
##	Includes interest expense.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Short-Duration Bond Fund

	Class II
	Six Months Ended 06/30/11 (Unaudited)		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.13		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.08		0.12
Net realized and unrealized gain (loss) on investments	0.11		0.16

Total income (loss) from investment operations	0.19		0.28

Less distributions to shareholders:
From net investment income	(0.04)		(0.15)
From net realized gains	(0.08)		-

Total distributions	(0.12)		(0.15)

Net asset value, end of period	$10.20		$10.13

Total Return ^^	1.89%	**	2.84%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$227,685		$200,161
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%	*	0.57%	*
After expense waiver	0.55%	*#	0.55%	*#
Net investment income (loss) to average daily net assets	1.51%	*	1.83%	*
Portfolio turnover rate	160%	**	214%	** >>

	Service Class I
	Six Months Ended 06/30/11 (Unaudited)		Period Ended 12/31/10 +
Net asset value, beginning of period	$10.13		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.10
Net realized and unrealized gain (loss) on investments	0.11		0.17

Total income (loss) from investment operations	0.17		0.27

Less distributions to shareholders:
From net investment income	(0.03)		(0.14)
From net realized gains	(0.08)		-

Total distributions	(0.11)		(0.14)

Net asset value, end of period	$10.19		$10.13

Total Return ^^	1.73%	**	2.74%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$8,463		$6,225
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	*	0.82%	*
After expense waiver	0.80%	*#	0.80%	*#
Net investment income (loss) to average daily net assets	1.26%	*	1.48%	*
Portfolio turnover rate	160%	**	214%	** >>

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
>>	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small/Mid Cap Equity Fund

	Initial Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of period	$9.27		$7.57	$5.57	$9.02		$10.09	$12.05

Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.06	0.03	0.04		0.08	0.05
Net realized and unrealized gain (loss) on investments	0.70		1.70	2.00	(3.49)		(0.17)	1.24

Total income (loss) from investment operations	0.73		1.76	2.03	(3.45)		(0.09)	1.29

Less distributions to shareholders:
From net investment income	-		(0.06)	(0.03)	-		(0.07)	(0.05)
From net realized gains	-		-	-	(0.00	) †	(0.91)	(3.20)

Total distributions	-		(0.06)	(0.03)	(0.00	) †	(0.98)	(3.25)

Net asset value, end of period	$10.00		$9.27	$7.57	$5.57		$9.02	$10.09

Total Return ^^	7.90%	**	23.38%	36.55%	(38.23%	)	(1.20% )	10.50%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$121,686		$130,680	$157,061	$87,381		$78,567	$88,322
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	*	0.76%	0.89%	0.92%		0.92%	0.91%
After expense waiver	N/A		N/A	N/A	0.91%	#	0.76% #	0.76% #
Net investment income (loss) to average daily net assets	0.63%	*	0.70%	0.50%	0.49%		0.77%	0.38%
Portfolio turnover rate	58%	**	62%	155% >>	118%		118%	162%

	Service Class
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$9.23		$7.54	$5.55	$8.64

Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.70		1.69	1.99	(3.11)

Total income (loss) from investment operations	0.72		1.73	2.01	(3.09)

Less distributions to shareholders:
From net investment income	-		(0.04)	(0.02)	-
From net realized gains	-		-	-	(0.00	) †

Total distributions	-		(0.04)	(0.02)	(0.00	) †

Net asset value, end of period	$9.95		$9.23	$7.54	$5.55

Total Return ^^	7.77%	**	23.08%	36.22%	(35.71%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$3,139		$2,805	$2,013	$374
Ratio of expenses to average daily net assets	0.96%	*	1.01%	1.14%	1.26%	*
Net investment income (loss) to average daily net assets	0.39%	*	0.51%	0.28%	1.03%	*
Portfolio turnover rate	58%	**	62%	155% >>	118%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

	Class II
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Period Ended 12/31/09 +
Net asset value, beginning of period	$13.31		$11.80	$7.70

Income (loss) from investment operations:
Net investment income (loss) ***	0.07		0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.28)		1.96	4.11

Total income (loss) from investment operations	(0.21)		2.00	4.15

Less distributions to shareholders:
From net investment income	-		(0.04)	(0.05)
From net realized gains	-		(0.45)	-

Total distributions	-		(0.49)	(0.05)

Net asset value, end of period	$13.10		$13.31	$11.80

Total Return ^^	(1.58%	) **	16.99%	54.06%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$177		$180	$154
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%	*	1.65%	1.77%	*
After expense waiver	1.40%	*#	1.40% #	1.40%	*#
Net investment income (loss) to average daily net assets	1.07%	*	0.37%	0.61%	*
Portfolio turnover rate	45%	**	45%	70%	~

	Service Class I
	Six Months Ended 06/30/11 (Unaudited)		Year Ended 12/31/10	Year Ended 12/31/09		Period Ended 12/31/08 +++
Net asset value, beginning of period	$13.32		$11.82	$6.61		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.05		0.01	0.04		0.02
Net realized and unrealized gain (loss) on investments	(0.28)		1.95	5.19		(3.41)

Total income (loss) from investment operations	(0.23)		1.96	5.23		(3.39)

Less distributions to shareholders:
From net investment income	-		(0.01)	(0.02)		(0.00	) †
From net realized gains	-		(0.45)	-		-

Total distributions	-		(0.46)	(0.02)		(0.00	) †

Net asset value, end of period	$13.09		$13.32	$11.82		$6.61

Total Return ^^	(1.73%	) **	16.75%	79.18%		(33.86%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$27,360		$27,037	$19,987		$10,495
Ratio of expenses to average daily net assets:
Before expense waiver	1.94%	*	1.90%	2.04%		3.72%	*
After expense waiver	1.65%	*#	1.65% #	1.65%	#	1.65%	*#
Net investment income (loss) to average daily net assets	0.82%	*	0.12%	0.40%		0.61%	*
Portfolio turnover rate	45%	**	45%	70%		27%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.	The Fund

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are seven series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML China Fund (“China Fund”), MML Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”), MML High Yield Fund (“High Yield Fund”), MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”), MML Short-Duration Bond Fund (“Short-Duration Bond Fund”), MML Small/Mid Cap Equity Fund (formerly MML Small Cap Equity Fund) (“Small/Mid Cap Equity Fund”), and MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”).

The High Yield Fund and Short-Duration Bond Fund commenced operations on May 3, 2010.

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Enhanced Index Core Equity Fund, Inflation-Protected and Income Fund, and Small/Mid Cap Equity Fund offer the following two classes of shares: Initial Class and Service Class shares. The China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund offer the following two classes of shares: Class II and Service Class I shares. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Notes to Financial Statements (Unaudited) (Continued)

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements (Unaudited) (Continued)

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Any illiquid Rule 144A securities or restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently and, therefore, the inputs are unobservable.

The Enhanced Index Core Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2011. The High Yield Fund and Inflation-Protected and Income Fund characterized all investments at Level 2, as of June 30, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level as of June 30, 2011, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
China Fund
Equities
Common Stock
Basic Materials	$-	$608,406	$-	$608,406
Communications	983,568	2,822,023	-	3,805,591
Consumer, Cyclical	-	2,417,285	-	2,417,285
Consumer, Non-cyclical	219,500	1,582,518	-	1,802,018
Diversified	-	324,919	-	324,919
Energy	-	3,759,659	-	3,759,659
Financial	-	5,461,799	-	5,461,799
Industrial	-	2,895,068	-	2,895,068
Technology	222,216	660,550	-	882,766

Total Common Stock	1,425,284	20,532,227	-	21,957,511

Total Equities	1,425,284	20,532,227	-	21,957,511

Total Long-Term Investments	1,425,284	20,532,227	-	21,957,511

Total Short-Term Investments	-	857,550	-	857,550

Total Investments	$1,425,284	$21,389,777	$-	$22,815,061

Short-Duration Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$52,735,314	$-	$52,735,314

Total Municipal Obligations	-	1,407,883	-	1,407,883

Non-U.S. Government Agency Obligations
Automobile ABS	-	7,611,539	-	7,611,539
Commercial MBS	-	13,887,826	-	13,887,826
Home Equity ABS	-	6,502,968	-	6,502,968
Manufactured Housing ABS	-	183,110	-	183,110
Other ABS	-	2,735,299	167,445	2,902,744
Student Loans ABS	-	9,184,723	-	9,184,723
WL Collateral CMO	-	2,829,467	-	2,829,467
WL Collateral PAC	-	549,071	-	549,071

Total Non-U.S. Government Agency Obligations	-	43,484,003	167,445	43,651,448

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	89,229	-	89,229
Pass-through Securities	-	37,632,462	-	37,632,462

Total U.S. Government Agency Obligations and Instrumentalities	-	37,721,691	-	37,721,691

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	25,819,002	-	25,819,002

Total U.S. Treasury Obligations	-	25,819,002	-	25,819,002

Total Bonds & Notes	-	161,167,893	167,445	161,335,338

Total Long-Term Investments	-	161,167,893	167,445	161,335,338

Total Short-Term Investments	-	108,978,411	-	108,978,411

Total Investments	$-	$270,146,304	$167,445	$270,313,749

Notes to Financial Statements (Unaudited) (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small/Mid Cap Equity Fund
Equities
Common Stock
Basic Materials	$5,237,863	$-	$-	$5,237,863
Communications	8,196,956	-	-	8,196,956
Consumer, Cyclical	15,823,320	-	-	15,823,320
Consumer, Non-cyclical	24,336,671	-	-	24,336,671
Diversified	95,460	-	-	95,460
Energy	7,792,870	-	-	7,792,870
Financial	23,598,525	-	-	23,598,525
Industrial	19,137,413	10,515	-	19,147,928
Technology	13,295,863	-	-	13,295,863
Utilities	6,064,414	-	-	6,064,414

Total Common Stock	123,579,355	10,515	-	123,589,870

Total Equities	123,579,355	10,515	-	123,589,870

Rights
Consumer, Non-cyclical	-	-	4	4

Total Rights	-	-	4	4

Total Long-Term Investments	123,579,355	10,515	4	123,589,874

Total Investments	$123,579,355	$10,515	$4	$123,589,874

Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$1,659,062	$1,287,713	$-	$2,946,775
Communications	700,871	923,541	-	1,624,412
Consumer, Cyclical	-	3,411,848	-	3,411,848
Consumer, Non-cyclical	435,326	1,932,681	-	2,368,007
Energy	927,348	1,990,684	-	2,918,032
Financial	1,135,906	6,201,536	-	7,337,442
Industrial	-	1,304,153	-	1,304,153
Technology	868,540	1,584,995	-	2,453,535

Total Common Stock	5,727,053	18,637,151	-	24,364,204

Preferred Stock
Basic Materials	1,250,203	-	-	1,250,203
Financial	-	584,825	-	584,825

Total Preferred Stock	1,250,203	584,825	-	1,835,028

Total Equities	6,977,256	19,221,976	-	26,199,232

Total Long-Term Investments	6,977,256	19,221,976	-	26,199,232

Total Short-Term Investments	-	1,577,221	-	1,577,221

Total Investments	$6,977,256	$20,799,197	$-	$27,776,453

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level as of June 30, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Inflation-Protected and Income Fund
Swap Agreements
Interest Rate Risk	$-	$13,965	$-	$13,965
Short-Duration Bond Fund
Swap Agreements
Credit Risk	-	884,834	-	884,834

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Inflation-Protected and Income Fund
Futures Contracts
Interest Rate Risk	$(1,797)	$-	$-	$(1,797)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Small/Mid Cap Equity Fund	$-	$41,886	$(41,886)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of the security being fair valued.

Notes to Financial Statements (Unaudited) (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 6/30/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/11
Short-Duration Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Other ABS	$125,572	$-	$-	$41,873	$-	$-	$-	$-	$167,445	$41,873

Small/Mid Cap Equity Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$343	$-	$(31,830)	$31,487	$-	$-	$-	$-	$-	$-
Rights
Consumer, Non-Cyclical	4	-	-	-	-	-	-	-	4	-

	$347	$-	$(31,830)	$31,487	$-	$-	$-	$-	$4	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.

The Funds had no transfers in or out of Level 3 of the fair value hierarchy during the period ended June 30, 2011.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2011, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Enhanced Index Core Equity Fund	Inflation- Protected and Income Fund	Short-Duration Bond Fund	Small/Mid Cap Equity Fund	Strategic Emerging Markets Fund
Futures Contracts**
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		A
Interest Rate Swaps***
Hedging/Risk Management		A
Duration/Credit Quality Management		M
Substitution for Direct Investment		A

Notes to Financial Statements (Unaudited) (Continued)

Type of Derivative and Objective for Use	Enhanced Index Core Equity Fund	Inflation- Protected and Income Fund	Short-Duration Bond Fund	Small/Mid Cap Equity Fund	Strategic Emerging Markets Fund
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management			A
Duration/Credit Quality Management			A
Substitution for Direct Investment			A
Rights and Warrants
Result of a Corporate Action	A			A	A

**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At June 30, 2011, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Enhanced Index Core Equity Fund
Realized Gain (Loss)#
Warrants	$-	$(266)	$-	$(266)

Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	54	-	54

Inflation-Protected and Income Fund Asset Derivatives
Swap Agreements*	$-	$-	$13,965	$13,965

Liability Derivatives
Futures Contracts^^	$-	$-	$(1,797)	$(1,797)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(65)	$(65)
Swap Agreements	-	-	(2,795)	(2,795)

Total Realized Gain (Loss)	$-	$-	$(2,860)	$(2,860)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(1,797)	$(1,797)
Swap Agreements	-	-	13,965	13,965

Total Change in Appreciation (Depreciation)	$-	$-	$12,168	$12,168

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	23	23
Swap Agreements	$-	$-	$2,250,000	$2,250,000

Short-Duration Bond Fund Asset Derivatives
Swap Agreements*	$884,834	$-	$-	$884,834

Realized Gain (Loss)#
Swap Agreements	$(22,460)	$-	$-	$(22,460)

Change in Appreciation (Depreciation)##
Swap Agreements	$245,436	$-	$-	$245,436

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Short-Duration Bond Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Swap Agreements	$12,885,000	$-	$-	$12,885,000

Small/Mid Cap Equity Fund Assets Derivatives
Rights*	$-	$4	$-	$4

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	400	-	400

Strategic Emerging Markets Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	41,179	-	41,179

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open swap agreements, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent the average number of contracts for futures contracts, notional amounts for swap agreements, or shares/units outstanding for rights and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2011.

The Small/Mid Cap Equity Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the period ended June 30, 2011.

The Strategic Emerging Markets Fund had no realized gain (loss) on rights during the period ended June 30, 2011.

Further details regarding the derivatives and other investments held by the Funds during the period ended June 30, 2011, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing

Notes to Financial Statements (Unaudited) (Continued)

transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at June 30, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Inflation-Protected and Income Fund
SELLS
23	U.S. Treasury Note 5 Year	9/30/11	$2,741,492	$(1,797)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If a Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Notes to Financial Statements (Unaudited) (Continued)

During the period when a credit default swap is open, the transaction is marked to market in accordance with the terms of the agreement. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at June 30, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund			Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Inflation-Protected and Income Fund
Interest Rate Swaps
2,250,000	USD	6/03/16	Goldman Sachs & Co.	Fixed 1.850%			3-Month USD-LIBOR-BBA	$13,965	$-	$13,965

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund*
Credit Default Swaps
870,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	Kingdom of Spain	$15,809	$51,578	$67,387
870,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	Kingdom of Spain	12,159	55,227	67,386
1,740,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	Kingdom of Spain	27,579	107,195	134,774
870,000	USD	6/20/16	Barclays Bank PLC	Buy	(1.000%	)	Kingdom of Spain	6,989	60,398	67,387
6,000,000	USD	10/12/52	Barclays Bank PLC	Buy	(0.100%	)	CMBX.NA.AAA.1	53,400	165,000	218,400
5,000,000	USD	10/12/52	Barclays Bank PLC	Buy	(0.500%	)	CMBX.NA.AM.1	129,500	200,000	329,500

								245,436	639,398	884,834

USD	U.S. Dollar
*	Collateral for swap agreements received from Barclays Bank PLC amounted to $890,000 in cash at June 30, 2011.

Notes to Financial Statements (Unaudited) (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

Notes to Financial Statements (Unaudited) (Continued)

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. It is possible that

Notes to Financial Statements (Unaudited) (Continued)

the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Short-Duration Bond Fund had dollar roll transactions during the period ended June 30, 2011, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Notes to Financial Statements (Unaudited) (Continued)

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at June 30, 2011:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 6/15/11, 0.160%, to be repurchased on demand until 7/19/11 at value plus accrued interest.	$81,788,000
Agreement with Barclays Bank PLC, dated 4/21/11, 0.150%, to be repurchased on demand until 7/22/11 at value plus accrued interest.	2,703,625
Agreement with Barclays Bank PLC, dated 5/12/11, 0.130%, to be repurchased on demand until 8/17/11 at value plus accrued interest.	29,376,875
Agreement with Barclays Bank PLC, dated 6/10/11, 0.190%, to be repurchased on demand until 9/13/11 at value plus accrued interest.	9,073,000
Agreement with Daiwa Securities, dated 4/26/11, 0.170%, to be repurchased on demand until 7/28/11 at value plus accrued interest	8,560,000
Agreement with Daiwa Securities, dated 5/10/11, 0.190%, to be repurchased on demand until 8/16/11 at value plus accrued interest	7,480,000
Agreement with Deutsche Bank AG, dated 4/06/11, 0.170%, to be repurchased on demand until 7/12/11 at value plus accrued interest.	48,759,000
Agreement with Deutsche Bank AG, dated 5/25/11, 0.130%, to be repurchased on demand until 7/26/11 at value plus accrued interest.	21,470,000
Agreement with Deutsche Bank AG, dated 6/09/11, 0.150%, to be repurchased on demand until 9/08/11 at value plus accrued interest.	22,719,000
Agreement with Goldman Sachs & Co., dated 6/06/11, 0.160%, to be repurchased on demand until 9/07/11 at value plus accrued interest.	10,148,000
Agreement with Goldman Sachs & Co., dated 6/16/11, 0.170%, to be repurchased on demand until 9/16/11 at value plus accrued interest.	14,356,000
Agreement with HSBC Finance Corp., dated 4/05/11, 0.140%, to be repurchased on demand until 7/12/11 at value plus accrued interest	7,137,500
Agreement with HSBC Finance Corp., dated 4/05/11, 0.150%, to be repurchased on demand until 7/12/11 at value plus accrued interest	8,977,500
Agreement with HSBC Finance Corp., dated 5/11/11, 0.120%, to be repurchased on demand until 8/16/11 at value plus accrued interest	10,529,375
Agreement with HSBC Finance Corp., dated 6/08/11, 0.140%, to be repurchased on demand until 9/08/11 at value plus accrued interest	66,139,100
Agreement with HSBC Finance Corp., dated 6/15/11, 0.150%, to be repurchased on demand until 9/15/11 at value plus accrued interest	17,258,375
Agreement with Morgan Stanley & Co., dated 4/21/11, 0.180%, to be repurchased on demand until 7/20/11 at value plus accrued interest.	14,998,052

$381,473,402

Average balance outstanding	$227,412,196
Maximum balance outstanding	$387,728,677
Average interest rate	0.22%
Weighted average maturity	49 days

Notes to Financial Statements (Unaudited) (Continued)

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the China Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Notes to Financial Statements (Unaudited) (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the China Fund, Enhanced Index Core Equity Fund, Small/Mid Cap Equity Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	1.05%
Enhanced Index Core Equity Fund	0.55%
High Yield Fund	0.60%
Inflation-Protected and Income Fund	0.60% of the first $100 million,
0.55% of the next $200 million,
0.50% of the next $200 million,
0.45% of any excess over $500 million
Short-Duration Bond Fund	0.40%
Small/Mid Cap Equity Fund	0.65% of the first $100 million,
0.60% of the next $100 million,
0.55% of the next $300 million,
0.50% of any excess over $500 million
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), pursuant to which Babson Capital serves as the Enhanced Index Core Equity Fund’s, High Yield Fund’s, Inflation-Protected and Income Fund’s, and Short-Duration Bond Fund’s subadviser providing day-to-day management of each Fund’s investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.20% of the average daily net assets of the High Yield Fund and 0.08% of the average daily net assets of the Inflation-Protected and Income Fund and Short-Duration Bond Fund. For the Enhanced Index Core Equity Fund, Babson Capital receives a fee from MassMutual at the following annual rates on Aggregate Assets: 0.30% of the first $50 million, 0.25% of the next $50 million, and 0.20% of any excess over $100 million. For purposes of this subadvisory agreement, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets

Notes to Financial Statements (Unaudited) (Continued)

of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. (“Baring”), pursuant to which Baring serves as the China Fund’s and Strategic Emerging Markets Fund’s subadviser providing day-to-day management of each Fund’s investments. Baring receives a fee from MassMutual equal to an annual rate of 0.65% of the average daily net assets of the China Fund and Strategic Emerging Markets Fund. Baring is an indirect wholly-owned subsidiary of MassMutual.

MassMutual has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), pursuant to which OFI serves as the Small/Mid Cap Equity Fund’s subadviser providing day-to-day management of the Fund’s investments. OFI is a majority-owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
China Fund	0.25%	0.25%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Notes to Financial Statements (Unaudited) (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

China Fund*		Short-Duration Bond Fund*
Class II	1.40%	Class II	0.55%
Service Class I	1.65%	Service Class I	0.80%

Enhanced Index Core Equity Fund*		Strategic Emerging Markets Fund*
Initial Class	0.66%	Class II	1.40%
Service Class	0.91%	Service Class I	1.65%

High Yield Fund*
Class II	0.69%
Service Class I	0.94%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2012.

MassMutual has agreed to waive, through April 30, 2012, 0.10% of the management fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
China Fund	$-	$12,968,338	$-	$13,081,847
Enhanced Index Core Equity Fund	-	8,600,298	-	9,507,086
High Yield Fund	-	43,343,162	-	33,667,665
Inflation-Protected and Income Fund	78,922,088	41,110,758	50,667,271	45,737,152
Short-Duration Bond Fund	229,490,802	34,382,060	215,698,417	34,262,438
Small/Mid Cap Equity Fund	-	76,372,046	-	94,054,004
Strategic Emerging Markets Fund	-	12,148,452	-	12,044,199

Notes to Financial Statements (Unaudited) (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

China Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	2,183	24,644
Redeemed	-	-	-	-

Net increase (decrease)	-	$-	2,183	$24,644

China Fund Service Class I
Sold	77,268	$895,865	166,579	$2,029,330
Issued as reinvestment of dividends	-	-	285,161	3,215,630
Redeemed	(38,614)	(447,480)	(84,359)	(1,037,902)

Net increase (decrease)	38,654	$448,385	367,381	$4,207,058

Enhanced Index Core Equity Fund Initial Class
Sold	98,968	$898,559	176,318	$1,383,620
Issued as reinvestment of dividends	-	-	33,762	244,376
Redeemed	(213,666)	(1,923,284)	(490,257)	(3,841,052)

Net increase (decrease)	(114,698)	$(1,024,725)	(280,177)	$(2,213,056)

Enhanced Index Core Equity Fund Service Class
Sold	11,208	$100,224	33,178	$262,102
Issued as reinvestment of dividends	-	-	938	6,760
Redeemed	(3,260)	(28,862)	(19,484)	(160,229)

Net increase (decrease)	7,948	$71,362	14,632	$108,633

High Yield Fund Class II*
Sold	673,294	$7,043,435	11,091,469	$109,262,885
Issued as reinvestment of dividends	116,093	1,210,852	274,182	2,729,464
Redeemed	(336,048)	(3,541,440)	(5,272,951)	(51,229,645)

Net increase (decrease)	453,339	$4,712,847	6,092,700	$60,762,704

High Yield Fund Service Class I*
Sold	253,088	$2,660,888	226,959	$2,267,393
Issued as reinvestment of dividends	5,508	57,343	6,177	61,930
Redeemed	(23,553)	(247,219)	(35,419)	(362,212)

Net increase (decrease)	235,043	$2,471,012	197,717	$1,967,111

Inflation-Protected and Income Fund Initial Class
Sold	2,981,144	$32,416,580	7,104,552	$75,822,013
Issued as reinvestment of dividends	399,982	4,331,810	1,231,694	13,062,533
Redeemed	(2,895,836)	(31,724,838)	(12,274,773)	(132,097,778)

Net increase (decrease)	485,290	$5,023,552	(3,938,527)	$(43,213,232)

Inflation-Protected and Income Fund Service Class
Sold	446,907	$4,846,241	1,189,513	$12,686,233
Issued as reinvestment of dividends	31,209	337,054	73,353	777,264
Redeemed	(202,380)	(2,188,807)	(343,509)	(3,650,115)

Net increase (decrease)	275,736	$2,994,488	919,357	$9,813,382

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Class II*
Sold	3,138,916	$31,907,095	3,521,905	$35,752,587
Subscriptions in-kind	-	-	17,017,017	170,000,000
Issued as reinvestment of dividends	256,668	2,584,644	272,381	2,762,100
Redeemed	(833,716)	(8,488,639)	(1,058,582)	(10,764,015)

Net increase (decrease)	2,561,868	$26,003,100	19,752,721	$197,750,672

Short-Duration Bond Fund Service Class I*
Sold	381,760	$3,884,157	741,684	$7,537,699
Issued as reinvestment of dividends	8,078	81,341	5,290	53,687
Redeemed	(174,085)	(1,768,456)	(132,546)	(1,352,568)

Net increase (decrease)	215,753	$2,197,042	614,428	$6,238,818

Small/Mid Cap Equity Fund Initial Class
Sold	420,282	$4,088,042	1,699,676	$13,564,857
Issued as reinvestment of dividends	-	-	105,715	902,300
Redeemed	(2,350,391)	(22,944,387)	(8,455,743)	(69,939,720)

Net increase (decrease)	(1,930,109)	$(18,856,345)	(6,650,352)	$(55,472,563)

Small/Mid Cap Equity Fund Service Class
Sold	47,643	$459,606	100,154	$822,120
Issued as reinvestment of dividends	-	-	1,660	13,645
Redeemed	(36,017)	(351,866)	(64,877)	(549,951)

Net increase (decrease)	11,626	$107,740	36,937	$285,814

Strategic Emerging Markets Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	497	6,431
Redeemed	-	-	-	-

Net increase (decrease)	-	$-	497	$6,431

Strategic Emerging Markets Fund Service Class I
Sold	126,777	$1,663,175	350,711	$4,363,568
Issued as reinvestment of dividends	-	-	68,847	891,622
Redeemed	(66,679)	(863,581)	(81,293)	(971,735)

Net increase (decrease)	60,098	$799,594	338,265	$4,283,455

*	Fund commenced operations on May 3, 2010.

6.	Federal Income Tax Information

At June 30, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China Fund	$21,701,125	$2,180,810	$(1,066,874)	$1,113,936
Enhanced Index Core Equity Fund	15,546,691	2,121,228	(267,702)	1,853,526

Notes to Financial Statements (Unaudited) (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
High Yield Fund	$69,351,007	$1,676,943	$(490,227)	$1,186,716
Inflation-Protected and Income Fund	826,290,764	31,163,435	(1,164,664)	29,998,771
Short-Duration Bond Fund	267,952,520	2,999,472	(638,243)	2,361,229
Small/Mid Cap Equity Fund	96,043,295	29,282,404	(1,735,825)	27,546,579
Strategic Emerging Markets Fund	24,469,910	4,006,600	(700,057)	3,306,543

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses. Certain positions of capital loss carryovers of the Small/Mid Cap Equity Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code Sections 382/383.

At December 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018
Enhanced Index Core Equity Fund	$-	$2,742,719	$5,020,102	$-
High Yield Fund	-	-	-	376,967
Inflation-Protected and Income Fund	-	-	8,063,607	-
Small/Mid Cap Equity Fund	2,913,392	5,154,680	6,265,779	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The China Fund elected to defer to the fiscal year beginning January 1, 2011, post-October currency losses in the amount of $559.

The Short-Duration Bond Fund elected to defer to the fiscal year beginning January 1, 2011, post-October capital losses in the amount of $255,109.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$1,858,687	$1,381,587	$-
Enhanced Index Core Equity Fund	251,136	-	-
High Yield Fund	2,791,394	-	-
Inflation-Protected and Income Fund	13,839,797	-	-
Short-Duration Bond Fund	2,815,787	-	-
Small/Mid Cap Equity Fund	915,945	-	-
Strategic Emerging Markets Fund	81,600	816,453	-

Notes to Financial Statements (Unaudited) (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2010:

China Fund	$26,632
Strategic Emerging Markets Fund	50,890

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in passive foreign investment companies, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
China Fund	$228,721	$451,876	$(1,354)	$1,606,996
Enhanced Index Core Equity Fund	232,530	(7,762,821)	(2,075)	1,814,864
High Yield Fund	-	(376,967)	(1,099)	1,672,321
Inflation-Protected and Income Fund	-	(8,063,607)	(24,716)	17,320,118
Short-Duration Bond Fund	1,679,880	-	(258,001)	975,316
Small/Mid Cap Equity Fund	350,394	(14,333,851)	(16,896)	35,735,134
Strategic Emerging Markets Fund	270,515	638,949	(804)	5,608,684

The Funds did not have any unrecognized tax benefits at June 30, 2011, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	Legal Proceedings

On December 7, 2010, Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the leveraged buyout. The Official Committee seeks to recover payments of those Proceeds.

Notes to Financial Statements (Unaudited) (Continued)

The potential amount sought to be recovered from the Enhanced Index Core Equity Fund and Small Cap Equity Fund, plus interest and the Official Committee’s court costs, are approximately $17,000 and $93,500, respectively.

The Funds cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Funds’ net asset values.

9.	Subsequent Events

Management has evaluated the events and transactions subsequent to June 30, 2011, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective July 1, 2011, for the Enhanced Index Core Equity Fund, Babson Capital receives a fee from MassMutual at the following annual rates on Aggregate Assets: 0.22% of the first $50 million, 0.21% of the next $50 million, and 0.20% of any excess over $100 million. For purposes of this subadvisory agreement, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

In addition, on August 5, 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” The financial statements do not reflect the effect of such downgrade because it occurred after the period end. While the long-term impact of the downgrade is uncertain, it may lead to increased volatility, particularly in the short-term. For Funds that invest in U.S. government obligations, the value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the United States’ credit ratings.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the China Fund, Enhanced Index Core Equity Fund, High Yield Fund, Inflation-Protected and Income Fund, Short-Duration Bond Fund, Small/Mid Cap Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meeting, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Trustees received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Trustees in their evaluation of the Contracts. The Trustees also considered information presented to them throughout the year regarding MassMutual and each of the subadvisers.

The Trustees considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Trustees then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Trustees’ review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Trustees also noted that they had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibilities for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Trustees in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Trustee questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Trustees reviewed the expense and performance information for each Fund. (References to any one-year or three-year period below are to periods ended December 31, 2010.)

The Trustees considered as a preliminary matter that the expenses of all of the Funds, except one, were in the first or second quartile of their peer groups (favorable); the expenses of the remaining Fund, Strategic Emerging Markets Fund, were in the third quartile, up from the fourth quartile in 2009. The Trustees noted that the Short-Duration Bond Fund and High Yield Fund did not have one- or three-year performance information because the Funds are new.

The Trustees considered that the investment performance of the Enhanced Index Core Equity Fund had improved to the second quartile for the one-year period from the fourth quartile for the three-year period; MassMutual reported that it continues to have conviction in the Babson Capital equity team and its performance.

As to the Inflation-Protected and Income Fund, the Trustees considered that the Fund’s performance improved significantly in the one-year period (to the 50th percentile of its performance category), and noted MassMutual’s view that the Fund’s longer-term fourth-quartile performance could be attributed to the Fund’s earlier strategy of investing in corporate inflation-protected securities.

As to the Small/Mid Cap Equity Fund, the Trustees noted that the Fund’s portfolio management team had changed in May 2009, and that the Fund had underperformed (third quartile) since that time; they considered MassMutual’s view that the underperformance might be attributed to the fact that the team favors higher quality companies that have been out of favor in the recent market rally. Management noted that the Fund’s mandate was scheduled to be expanded in May 2011 to include mid-cap stocks, resulting in a greater participation in the management of the Fund by OFI’s fundamental portfolio management group.

As to the Strategic Emerging Markets Equity Fund, the Trustees considered that the Fund has only a one-year comparative performance period, and that the Fund had experienced an unexpected turnover of portfolio managers in February 2011. Management said that, although it is too soon to draw any specific conclusions regarding the Fund or its strategy, Management is monitoring the Fund closely in light of its fourth-quartile performance for the one-year period and the portfolio management turnover.

As to the China Fund, the Trustees considered that the Fund had outperformed its benchmark since inception, but noted that the Fund had experienced low fourth-quartile performance for the one-year period for which performance information is available. Management reported that the performance category for the Fund is quite small, and the constituents are highly diverse, and as a result should not be seen to be a useful tool for determining relative performance of the Fund. Management said that, in light of recent portfolio management turnover at the subadviser, it was monitoring developments at the subadviser.

In conjunction with their review of the Third-Party Report, the Trustees also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Funds and each individual Fund, which included a sensitivity analysis of the expected level of profitability assuming increased Fund assets at specified levels. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not

Other Information (Unaudited) (Continued)

excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of each subadviser appear well suited to each Fund, given its investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interest of each Fund’s shareholders.

At one of their meetings in May 2011, the Trustees, including the Independent Trustees, also approved an amended subadvisory agreement (the “Amended Subadvisory Agreement”) with Babson Capital with respect to the Enhanced Index Core Equity Fund. Under the Amended Subadvisory Agreement, two of the three breakpoints in the Fund’s fee schedule would be reduced.

Prior to the vote being taken to approve the Amended Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract, in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling.

In approving the Amended Subadvisory Agreement, the Trustees discussed with Management and considered the fees payable to Babson Capital by MassMutual and the effect of such fees on the profitability of MassMutual. The Trustees concluded that MassMutual’s level of profitability from its relationship to the Fund was not excessive and that the subadvisory fee amount under the Amended Subadvisory Agreement was fair and reasonable.

The Amended Subadvisory Agreement took effect on July 1, 2011.

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2011:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
China Fund
Class II	$1,000	1.40%	$1,048.80	$7.11	$1,017.90	$7.00
Service Class I	1,000	1.65%	1,048.00	8.38	1,016.60	8.25
Enhanced Index Core Equity Fund
Initial Class	1,000	0.66%	1,060.50	3.37	1,021.50	3.31
Service Class	1,000	0.91%	1,058.40	4.64	1,020.30	4.56
High Yield Fund
Class II	1,000	0.69%	1,049.70	3.51	1,021.40	3.46
Service Class I	1,000	0.94%	1,048.40	4.77	1,020.10	4.71
Inflation-Protected and Income Fund
Initial Class	1,000	0.59%	1,056.80	3.01	1,021.90	2.96
Service Class	1,000	0.84%	1,055.40	4.28	1,020.60	4.21
Short-Duration Bond Fund
Class II	1,000	0.55%	1,018.90	2.75	1,022.10	2.76
Service Class I	1,000	0.80%	1,017.30	4.00	1,020.80	4.01

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small/Mid Cap Equity Fund
Initial Class	$1,000	0.71%	$1,079.00	$3.66	$1,021.30	$3.56
Service Class	1,000	0.96%	1,077.70	4.95	1,020.00	4.81
Strategic Emerging Markets Fund
Class II	1,000	1.40%	984.20	6.89	1,017.90	7.00
Service Class I	1,000	1.65%	982.70	8.11	1,016.60	8.25

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Item 2.	Code of Ethics.

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.	Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date   8/19/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date   8/19/11

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date   8/19/11